UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARNIVAL CORPORATION

CARNIVAL PLC

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF 2020 ANNUAL MEETINGS

OF SHAREHOLDERS AND

PROXY STATEMENT

Monday, April 6, 2020

at 8:30 a.m., local time

The Ritz-Carlton, South Beach

1 Lincoln Road

Miami Beach, Florida 33139

United States

LETTER TO SHAREHOLDERS FROM THE CHAIR	1

VOTING INFORMATION	2

NOTICE OF 2020 ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS	3

NOTICE OF 2020 ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS	6

PROXY STATEMENT	12

GOVERNANCE	13
PROPOSALS 1-11 Re-Election of Directors	13
Board and Committee Governance	21
Director Compensation	27
Related Person Transactions	29

SHARE OWNERSHIP	32
Share Ownership of Certain Beneficial Owners and Management	32

COMPENSATION	36
PROPOSAL 12 Advisory (Non-Binding) Vote to Approve Executive Compensation	36
PROPOSAL 13 Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report	37
PROPOSAL 14 Approval of the Carnival plc Directors’ Remuneration Policy	37
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report – Part I	38
Report of the Compensation Committees	56
Compensation Committee Interlocks and Insider Participation	56
Compensation Tables	57
Potential Payments on Termination or Change of Control	63
CEO Pay Ratio	67

AUDIT MATTERS	69
Report of the Audit Committees	69
Independent Registered Public Accounting Firm	70
PROPOSALS 15 & 16 Re-Appointment and Remuneration of Independent Auditors of Carnival plc and Ratification of Independent Registered Public Accounting Firm of Carnival Corporation	71

OTHER PROPOSALS	72
PROPOSAL 17 Receipt of Accounts and Reports of Carnival plc	72
PROPOSALS 18 & 19 Approval of the Grant of Authority to Allot New Carnival plc Shares and the Disapplication of Pre-Emption Rights Applicable to the Allotment of New Carnival plc Shares	72
PROPOSAL 20 General Authority to Buy Back Carnival plc Ordinary Shares	74
PROPOSAL 21 Approval of the Carnival Corporation 2020 Stock Plan	76
PROPOSAL 22 Approval of the Carnival plc UK Employee Share Purchase Plan	86

QUESTIONS AND ANSWERS	90
Questions Applicable to All Shareholders	90
Questions Specific to Shareholders of Carnival Corporation	95
Questions Specific to Shareholders of Carnival plc	98

ANNEX A Carnival plc Directors’ Report	A-1
ANNEX B Carnival plc Directors’ Remuneration Report – Part II	B-1
ANNEX C Carnival plc Corporate Governance Report	C-1
ANNEX D Carnival Corporation 2020 Stock Plan	D-1
ANNEX E Carnival plc UK Employee Share Purchase Plan	E-1

Carnival Corporation & plc 2020 Proxy Statement	i

LETTER TO SHAREHOLDERS FROM THE CHAIR

Dear Fellow Shareholders:

You are cordially invited to attend our joint Annual Meetings of Shareholders at The Ritz-Carlton, South Beach, 1 Lincoln Road, Miami Beach, Florida 33139, United States on Monday, April 6, 2020. The meetings will commence at 8:30 a.m., and although there are technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. We plan to continue to rotate the location of the Annual Meetings between the United Kingdom and the United States each year in order to accommodate shareholders on both sides of the Atlantic.

Details regarding the matters to be voted on are contained in the attached Notices of Annual Meetings of Shareholders and Proxy Statement. Because of the dual listed company arrangement, all voting will take place on a poll (or ballot).

Your vote is important. We encourage you to vote as soon as possible to ensure your vote is recorded promptly, even if you plan to attend the Annual Meetings.

The Boards of Directors recommend that you vote in favor of Proposals 1 through 22 and consider their approval to be in the best interests of Carnival Corporation and Carnival plc and their shareholders.

Thank you for your ongoing interest in, and continued support of, Carnival Corporation & plc.

February 26, 2020	Sincerely,

Micky Arison
Chair of the Boards of Directors

Carnival Corporation & plc 2020 Proxy Statement	1

VOTING INFORMATION

Your vote is important. We encourage you to vote as soon as possible, even if you plan to attend the Annual Meetings.

Who is Eligible to Vote?

Carnival Corporation Shareholders	Carnival plc Shareholders
You are eligible to vote if you were a shareholder as of the close of business (EDT) on February 6, 2020.	You are eligible to vote if you are a shareholder as of 6:30 p.m. (BST) on April 2, 2020.

How to Vote?

To make sure your vote is counted, please cast your vote as soon as possible by one of the following methods:

Carnival Corporation Shareholders*		Carnival plc Shareholders
•	Using the Internet at www.proxyvote.com	•	Using the Internet at www.sharevote.co.uk
•	Calling toll-free 1-800-690-6903	•	Using CREST electronic proxy appointment service (if you hold your shares through CREST)
•	Mailing your signed form	•	Mailing your signed proxy form

*	If you are a record holder or your bank or broker utilizes Broadridge. Otherwise, your bank or broker will provide you with instructions on how to vote.

All eligible shareholders may vote in person at the 2020 Annual Meetings of Shareholders. Please refer to details about how to vote in person in the “Question and Answers” section.

Important Note: If you plan to attend the 2020 Annual Meetings of Shareholders please see the Notice of Meetings for important details on admission requirements.

Directions

For directions to the 2020 Annual Meetings of Shareholders, you may contact Investor Relations at Carnival Corporation & plc, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States or via email at ir@carnival.com.

Enroll for Electronic Delivery

We encourage shareholders to sign up to receive future proxy materials electronically. If you have not already enrolled, please consider doing so as it is simple, saves time and money, and is environmentally friendly.

Carnival Corporation Shareholders	Carnival plc Shareholders
www.investordelivery.com	www.shareview.co.uk

2	Carnival Corporation & plc 2020 Proxy Statement

Carnival Place

3655 N.W. 87th Avenue

Miami, Florida 33178-2428

United States

NOTICE OF 2020 ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS

When	Where

Monday, April 6, 2020 8:30 a.m., local time	The Ritz-Carlton, South Beach 1 Lincoln Road Miami Beach, Florida 33139 United States

We are pleased to invite you to join our Board of Directors, senior leadership and other associates at Carnival Corporation’s 2020 Annual Meeting of Shareholders.

Items of Business

1.	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.

2.	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.

3.	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.

4.	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.

5.	To re-elect Arnold W. Donald as a Director of Carnival Corporation and as a Director of Carnival plc.

6.	To re-elect Richard J. Glasier as a Director of Carnival Corporation and as a Director of Carnival plc.

7.	To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.

8.	To re-elect Sir John Parker as a Director of Carnival Corporation and as a Director of Carnival plc.

9.	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.

10.	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.

11.	To re-elect Randall J. Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.

Carnival Corporation & plc 2020 Proxy Statement	3

12.	To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).

13.

To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report) (in accordance with legal requirements applicable to UK companies).

14.

To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).

15.

To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.

16.	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc (in accordance with legal requirements applicable to UK companies).

17.	To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2019 (in accordance with legal requirements applicable to UK companies).

18.	To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).

19.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).

20.

To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs).

21.	To approve the Carnival Corporation 2020 Stock Plan.

22.	To approve the Carnival plc UK Employee Share Purchase Plan.

23.	To transact such other business as may properly come before the meeting.

Record Date

The Board of Directors set February 6, 2020 as the record date for the Carnival Corporation Annual Meeting of Shareholders. This means that our shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote their shares.

How to Vote

Your vote is important. Please review the proxy materials for the 2020 Annual Meeting of Carnival Corporation Shareholders and follow the instructions.

4	Carnival Corporation & plc 2020 Proxy Statement

Meeting Admission Requirements

Attendance at the Annual Meeting is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date (February 6, 2020). Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these security procedures.

On behalf of the Board of Directors

ARNALDO PEREZ

General Counsel & Secretary

Carnival Corporation is continuing to take advantage of U.S. Securities and Exchange Commission (“SEC”) rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials instead of a full set of proxy materials, unless they previously requested to receive printed copies. If you receive this one-page notice, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials. All Carnival Corporation shareholders are urged to follow the instructions in the notice and submit their votes using one of the voting methods described in the proxy materials. If you receive a printed copy of the proxy materials, the accompanying envelope for return of the proxy card requires no postage. Any shareholder attending the Annual Meetings in Miami Beach, Florida may personally vote on all matters that are considered, in which event any previously submitted proxy will be revoked.

Carnival Corporation & plc 2020 Proxy Statement	5

THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO ANY ASPECT OF THE PROPOSALS REFERRED TO IN THIS DOCUMENT OR AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISOR AUTHORIZED UNDER THE UK FINANCIAL SERVICES AND MARKETS ACT 2000.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR SHARES IN CARNIVAL PLC, PLEASE SEND THIS DOCUMENT AND THE ACCOMPANYING DOCUMENTS TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

(incorporated and registered in England and Wales under number 4039524)

Carnival House

100 Harbour Parade

Southampton SO15 1ST

United Kingdom

NOTICE OF 2020 ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held at The Ritz-Carlton, South Beach, 1 Lincoln Road, Miami Beach, Florida 33139, United States on Monday, April 6, 2020 at 8:30 a.m. (local time), for the purpose of considering and, if thought fit, passing the resolutions described below:

•

Proposals 1 through 18 and Proposals 21 and 22 will be proposed as ordinary resolutions. For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and Carnival Corporation’s Annual Meeting.

•

Proposals 19 and 20 will be proposed as special resolutions. For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and Carnival Corporation’s Annual Meeting.

Re-election of 11 Directors named in this Proxy Statement

1.	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.

2.	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.

3.	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.

4.	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.

6	Carnival Corporation & plc 2020 Proxy Statement

5.	To re-elect Arnold W. Donald as a Director of Carnival Corporation and as a Director of Carnival plc.

6.	To re-elect Richard J. Glasier as a Director of Carnival Corporation and as a Director of Carnival plc.

7.	To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.

8.	To re-elect Sir John Parker as a Director of Carnival Corporation and as a Director of Carnival plc.

9.	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.

10.	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.

11.	To re-elect Randall J. Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.

Executive Compensation

12.	To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).

Directors’ Remuneration Report

13.

To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report) as set out in the annual report for the year ended November 30, 2019.

14.

To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report as set out in the annual report for the year ended November 30, 2019.

Re-appointment and remuneration of Carnival plc auditors and ratification of Carnival Corporation auditors

15.

To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.

16.	To authorize the Audit Committee of the Board of Directors of Carnival plc to determine the remuneration of the independent auditors of Carnival plc.

Accounts and Reports

17.	To receive the UK accounts and the reports of the Directors and auditors of Carnival plc for the year ended November 30, 2019.

Allotment of shares

18.	THAT the Directors of Carnival plc be and they are hereby authorized to allot shares in Carnival plc and to grant rights to subscribe for or convert any security into shares in Carnival plc:

(a)	up to a nominal amount of $100,980,071 (such amount to be reduced by the nominal amount allotted or granted under paragraph (b) below in excess of such sum); and

(b)	up to a nominal amount of $201,960,143 (such amount to be reduced by any allotments or grants made under paragraph (a) above) in connection with an offer by way of a rights issue:

•	to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and
•	to holders of other equity securities as required by the rights of those securities or as the Directors of Carnival plc otherwise consider necessary,

Carnival Corporation & plc 2020 Proxy Statement	7

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of next year’s Carnival plc Annual General Meeting (or, if earlier, until the close of business on July 5, 2021) but, in each case, during this period Carnival plc may make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority ends and the Directors of Carnival plc may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended.

Disapplication of pre-emption rights

19.

THAT, subject to Proposal 18 passing, the Directors of Carnival plc be given power to allot equity securities (as defined in the UK Companies Act 2006 (the “Companies Act”)) for cash under the authority given by that resolution and/or to sell ordinary shares held by Carnival plc as treasury shares for cash as if Section 561 of the Companies Act did not apply to any such allotment or sale, such power to be limited:

(a)

to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities (but in the case of the authority granted under paragraph (b) of Proposal 18, by way of a rights issue only):

•	to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and
•	to holders of other equity securities, as required by the rights of those securities, or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and

(b)

in the case of the authority granted under paragraph (a) of Proposal 18 and/or in the case of any sale of treasury shares for cash, to the allotment (otherwise than under paragraph (a) above) of equity securities or sale of treasury shares up to a nominal amount of $15,147,010, such power to apply until the end of next year’s Annual General Meeting (or, if earlier, until the close of business on July 5, 2021) but, in each case, during this period Carnival plc may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and treasury shares to be sold) after the power ends and the Directors of Carnival plc may allot equity securities (and sell treasury shares) under any such offer or agreement as if the power had not ended.

General authority to buy back Carnival plc ordinary shares

20.

THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 693(4) of the Companies Act) of ordinary shares of $1.66 each in the capital of Carnival plc subject to the following conditions:

(a)	the maximum number of ordinary shares authorized to be acquired is 18,249,411;

(b)	the minimum price (exclusive of expenses) which may be paid for an ordinary share is $1.66;

(c)	the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to the higher of:

•

105% of the average middle market quotation for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

8	Carnival Corporation & plc 2020 Proxy Statement

•	the higher of the last independent trade and the highest current independent bid for an ordinary share on the trading service venue where the purchase is carried out; and

(d)	unless previously revoked or renewed, this authority shall expire on the earlier of:

•	the conclusion of the Annual General Meeting of Carnival plc to be held in 2021; and
•	18 months from the date of this resolution (except in relation to the purchase of ordinary shares, the contract of which was entered into before the expiry of such authority).

Stock Plans

21.	To approve the Carnival Corporation 2020 Stock Plan.

22.	To approve the Carnival plc UK Employee Share Purchase Plan.

By Order of the Board Arnaldo Perez Company Secretary January 28, 2020	Registered Office: Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom

Voting Arrangements for Carnival plc Shareholders

Carnival plc shareholders can vote in either of three ways:

•	by attending the Annual General Meeting and voting in person or, in the case of corporate shareholders, by corporate representatives;

•	by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this Notice of Annual General Meeting; or

•	by voting electronically as described below.

Voting in person

If you come to the Annual General Meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly.

In order to attend and vote at the Annual General Meeting, a corporate shareholder may appoint one or more individuals to act as its representative. The appointment must comply with the requirements of Section 323 of the Companies Act. Each representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and are considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the Annual General Meeting, you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, please email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.

Carnival Corporation & plc 2020 Proxy Statement	9

Voting by proxy

A shareholder entitled to attend and vote at the meeting is entitled to appoint a proxy to exercise all or any of their rights to attend, speak and vote in his or her stead. A proxy need not be a shareholder of Carnival plc. A shareholder may appoint more than one proxy provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. To appoint more than one proxy, please follow the notes contained in the proxy form. A person who is nominated to enjoy information rights in accordance with Section 146 of the Companies Act, but who is not a shareholder, is not entitled to appoint a proxy.

If you are a person nominated to enjoy information rights in accordance with Section 146 of the Companies Act you may have a right under an agreement between you and the member by whom you were nominated to be appointed, or to have someone else appointed, as a proxy for the meeting. If you have no such right, or you have such a right but do not wish to exercise it, you may have a right under such an agreement to give instructions to the member as to the exercise of voting rights.

To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, United Kingdom as soon as possible and in any event no later than 1:30 p.m. (BST) on April 2, 2020. Alternatively, a proxy vote may be submitted via the Internet in accordance with the instructions set out on the proxy form.

In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of shareholders of Carnival plc in respect of the relevant joint holding.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual, which can be viewed at www.euroclear.com. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID RA19) by the latest time(s) for receipt of proxy appointments specified in the Notice of Annual General Meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Voting electronically

Shareholders are entitled to vote online at www.sharevote.co.uk. Shareholders voting electronically should vote as soon as possible, and in any event no later than 1:30 p.m. (BST) on April 2, 2020.

10	Carnival Corporation & plc 2020 Proxy Statement

Shareholders who are entitled to vote

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 2, 2020 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 2, 2020 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

Any shareholder attending the meeting has the right to ask questions. Carnival plc must cause to be answered any such question relating to the business being dealt with at the meeting but no such answer need be given if:

•	to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information;
•	the answer has already been given on a website in the form of an answer to a question; or
•	it is undesirable in the interests of Carnival plc or the good order of the meeting that the question be answered.

Documents available for inspection

Copies of all service agreements (including letters of appointment) between each Director and Carnival plc will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting.

*    *    *

There are 22 Proposals that require shareholder approval at the Annual General Meeting this year. The Directors unanimously recommend that you vote in favor of Proposals 1 through 22 (inclusive). The Directors encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

Website materials

This Proxy Statement and other information required by Section 311A of the Companies Act have been posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

Under Section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require Carnival plc to publish on a website a statement setting out any matter relating to:

•	the audit of Carnival plc’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Annual General Meeting; or
•

any circumstance connected with an auditor of Carnival plc ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with Section 437 of the Companies Act.

Carnival plc may not require the shareholders requesting any such website publication to pay its expenses in complying with Sections 527 or 528 of the Companies Act. Where Carnival plc is required to place a statement on a website under Section 527 of the Companies Act, it must forward the statement to Carnival plc’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Annual General Meeting includes any statement that Carnival plc has been required under Section 527 of the Companies Act to publish on a website.

Carnival Corporation & plc 2020 Proxy Statement	11

PROXY STATEMENT

The Board of Directors of each of Carnival Corporation and Carnival plc (together, “Carnival Corporation & plc,” “we,” “our” or “us”) is providing these proxy materials to you in connection with our joint Annual Meetings of Shareholders on Monday, April 6, 2020. The Annual Meetings will be held at The Ritz-Carlton, South Beach, 1 Lincoln Road, Miami Beach, Florida 33139, United States. The meetings will commence at 8:30 a.m., local time, and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

We are furnishing the proxy materials to shareholders on or about February 26, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON APRIL 6, 2020

The Notice of Annual Meetings of Shareholders, Proxy Statement and the Annual Report are available at www.carnivalcorp.com and www.carnivalplc.com.

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GOVERNANCE

We are committed to governance policies and practices so that shareholder and other stakeholder interests are represented in a thoughtful and independent manner. Sound principles of corporate governance are critical to obtaining and retaining the trust of investors. They are also vital in securing respect from other key stakeholders and interested parties, including our workforce, guests and suppliers, the communities in which we conduct business, government officials and the public-at-large.

Carnival Corporation and Carnival plc operate under a dual listed company (“DLC”) arrangement with primary stock listings in the United States (“U.S.”) and the United Kingdom (“UK”). Accordingly, we have implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. While there are customs or practices that differ between the two countries, we believe our corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.

Our corporate governance principles are set forth in our Corporate Governance Guidelines and the charters of our Board Committees. The actions described in these documents, which the Boards have reviewed and approved, implement applicable requirements, including the New York Stock Exchange listing requirements and, to the extent practicable, the UK Corporate Governance Code published by the UK Financial Reporting Council in April 2016 (the “UK Corporate Governance Code”), as well our own vision of good governance.

We will continue to monitor governance developments in the U.S. and the UK to ensure a vigorous and effective corporate governance framework of the highest international standards.

A new corporate governance code was published by the UK Financial Reporting Council in July 2018 (the “New UK Corporate Governance Code”). The New UK Corporate Governance Code only applies to financial years beginning on or after January 1, 2019. This means that the new requirements apply to Carnival Corporation & plc for its fiscal year beginning December 1, 2019. We will continue to implement the systems and procedures that will need to be in place to ensure our compliance, to the extent practicable, with these requirements.

Our Corporate Governance Guidelines, copies of the charters of our Board Committees and our organizational documents are available under the “Governance” section of our website at www.carnivalcorp.com and www.carnivalplc.com.

PROPOSALS 1-11

RE-ELECTION OF DIRECTORS

The Boards are elected by the shareholders to exercise business judgment to act in what they reasonably believe to be in the best interests of Carnival Corporation & plc and its shareholders. The Boards select and oversee the members of senior management, who are charged by the Boards with conducting the business of the company.

Nominations of Directors

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Nominating & Governance Committee. As the DLC arrangement requires that there be identical Boards of Directors, the Nominating & Governance Committees make one set of determinations in relation to both companies.

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GOVERNANCE

Re-Election of Directors

The Nominating & Governance Committees actively seek individuals qualified to become Board members and recommend to the Boards the nominees to stand for election as Directors at the Annual Meetings of Shareholders or, if applicable, at a Special Meeting of Shareholders.

When evaluating prospective candidates for Director, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charter, such factors as they deem appropriate, including, but not limited to:

•	the candidate’s judgment;
•	the candidate’s skill;
•	diversity considerations;
•	the candidate’s experience with businesses and other organizations of comparable size;
•	the interplay of the candidate’s experience with the experience of other members of the Boards; and
•	the extent to which the candidate would be a desirable addition to the Boards and any Committees of the Boards.

Our Corporate Governance Guidelines dictate that diversity should be considered by the Nominating & Governance Committees in the director identification and nomination process. This means that the Nominating & Governance Committees seek nominees who bring a variety of business backgrounds, experiences and perspectives to the Boards. The Boards believe that the backgrounds and qualifications of the Directors, considered as a group, should provide a broad diversity of experience, professions, skills, geographic representations, knowledge and abilities that will allow the Boards to fulfill their responsibilities and the Nominating & Governance Committees assess the effectiveness of this approach as part of the annual evaluations of our Boards of Directors.

As of the date of this Proxy Statement, 27% of the members of the Boards are women (being three of 11 members).

The Nominating & Governance Committees will also use their best efforts to see that the composition of the Boards adheres to the independence requirements applicable to companies listed for trading on the New York Stock Exchange and the London Stock Exchange. The Nominating & Governance Committees and the Boards utilize the same criteria for evaluating candidates regardless of the source of the referral. Other than the foregoing, there are no stated minimum criteria for Director nominees.

The Nominating & Governance Committees identify nominees by first evaluating the current members of the Boards willing to continue in service. As part of director succession planning, current members of the Boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Boards with that of obtaining a new perspective. If any member of the Boards does not wish to continue in service or if the Nominating & Governance Committees or the Boards decide not to re-nominate a member for re-election, the Nominating & Governance Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committees and the Boards are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committees. The Nominating & Governance Committees may consider candidates proposed by management, but are not required to do so. The Nominating & Governance Committees may engage a third party search firm to identify and attract potential nominees.

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GOVERNANCE

Re-Election of Directors

2020 Nominees for Re-Election to the Boards

The DLC arrangement requires the Boards of Carnival Corporation and Carnival plc to be identical. Shareholders are required to approve the re-election of Directors to each Board. There are 11 nominees for re-election to each Board of Directors. Each nominee currently serves as a Director of both companies. All nominees for Director are to be re-elected to serve until the next Annual Meeting and until their successors are elected.

All of the nominees have indicated that they will be willing and able to serve as directors.

With respect to each Board nominee set forth below, the information presented includes such person’s age, the year in which such person first became a Director, any other position held with Carnival Corporation and Carnival plc, such person’s principal occupations during at least the past five years, any directorships held by such nominee in public or certain other companies over the past five years and the nominee’s qualifications, including particular areas of expertise, to serve as a Director.

The Nominating & Governance Committees conducted performance evaluations on the members of our Boards of Directors serving during fiscal 2019 and reported the results to the Boards. The Boards determined that each nominee was an effective and committed member of the Boards and the Board Committees on which each serves. In addition, in 2019, the Nominating & Governance Committees engaged a third-party governance expert to perform an assessment of the effectiveness of the Boards. The third-party governance expert interviewed each Director and members of senior management who interact substantially with the Boards, reviewed the results of the assessment with the Senior Independent Director, and then organized and summarized the assessment for discussion with the full Boards.

Accordingly, the Boards of Directors unanimously recommend a vote FOR the re-election of each of the following Director nominees:

Micky Arison

Carnival Corporation Director since 1987 Carnival plc Director since 2003 Age: 70

Mr. Arison has been Chair of the Board of Directors of Carnival Corporation since 1990. He has been Chair of the Board of Directors of Carnival plc since 2003. He was Chief Executive Officer of Carnival Corporation (formerly known as Carnival Cruise Lines) from 1979 to 2013 and was Chief Executive Officer of Carnival plc from 2003 to 2013.

Board Committees: Executive (Chair)

Other Public Company Boards: None

Qualifications:

Mr. Arison’s qualifications to serve on the Boards include his decades of leadership experience with Carnival Corporation & plc, as well as in-depth knowledge of our business, our history and the cruise industry, all gained through more than 45 years of service with our companies.

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GOVERNANCE

Re-Election of Directors

Sir Jonathon Band

Carnival Corporation Director since 2010 Carnival plc Director since 2010 Age: 70

Sir Jonathon served in the British Navy from 1967 until his retirement in 2009, having served as First Sea Lord and Chief of Naval Staff, the most senior officer position in the British Navy, until 2009. He was a Director of Lockheed Martin UK Limited from 2010 to 2015.

Board Committees: Health, Environmental, Safety & Security (“HESS”) (Chair), Nominating & Governance and Compliance

Other Public Company Boards: None

Qualifications:

Sir Jonathon’s qualifications to serve on the Boards include his extensive experience in maritime and security matters gained through his 42 years of service with the British Navy. He also brings an international perspective of company and industry matters.

Jason Glen Cahilly

Carnival Corporation Director since 2017 Carnival plc Director since 2017 Age: 49

Mr. Cahilly is the Chief Executive Officer of Dragon Group LLC, a private firm, which provides capital and business management consulting and advisory services. Mr. Cahilly previously served as Chief Strategic and Financial Officer of the National Basketball Association, a North American professional basketball league, from 2013 to 2017, as well as a Director of the Board of NBA China. Prior to that, Mr. Cahilly spent 12 years at Goldman Sachs & Co., where he served as a partner and the global co-head of media and telecommunications.

Board Committees: HESS

Other Public Company Boards: None

Qualifications:

Mr. Cahilly’s qualifications to serve on the Boards include his more than 20 years’ experience in the global media, entertainment, sports, technology, leisure, communications and finance sectors in a variety of senior leadership roles.

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GOVERNANCE

Re-Election of Directors

Helen Deeble

Carnival Corporation Director since 2016 Carnival plc Director since 2016 Age: 58

Ms. Deeble was the Chief Executive Officer of P&O Ferries Division Holdings Ltd., a pan-European shipping and logistics business, from 2006 until 2017. She is also a Non-Executive Director of the Port of London Authority and a member the Supervisory Board of the UK Chamber of Shipping.

Board Committees: Compensation and HESS

Other Public Company Boards: None

Qualifications:

Ms. Deeble’s qualifications to serve on the Boards include her more than 30 years’ experience in retail, transport, logistics and leisure sectors in finance and general management roles, including significant maritime operational and commercial experience gained through her service as a chief executive officer of a passenger shipping organization. She is also a UK Chartered Accountant.

Arnold W. Donald

Carnival Corporation Director since 2001 Carnival plc Director since 2003 Age: 65

Mr. Donald has been President and Chief Executive Officer of Carnival Corporation & plc since 2013. He was President and Chief Executive Officer of The Executive Leadership Council, a professional network of African-American executives of major U.S. companies, from 2010 to 2012. He previously served as President and Chief Executive Officer of the Juvenile Diabetes Research Foundation International from 2006 to 2008. From 2000 to 2005, Mr. Donald was the Chair of the Board of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal® and Canderel® brands. From 2000 to 2003, he was also the Chief Executive Officer of Merisant Company. From 1998 to 2000, he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and President of its nutrition and consumer sector. Prior to that he was President of Monsanto Company’s agricultural sector. He previously served as a Director of Oil-Dri Corporation of America from 1997 to 2013, The Laclede Group, Inc. from 2003 to 2014 and Crown Holdings, Inc. from 1999 to April 2019.

Board Committees: Executive

Other Public Company Boards: Bank of America Corporation (since 2013)

Qualifications:

Mr. Donald’s qualifications to serve on the Boards include his broad leadership and other executive skills gained through his prior executive leadership experience with a Fortune-100 science-based research and development, manufacturing and marketing company, a privately held company with global operations, and as head of a large international research-based not-for-profit corporation. He also has broad experience in corporate governance, having served as a Director, past and present, of a number of other publicly-traded companies.

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GOVERNANCE

Re-Election of Directors

Richard J. Glasier

Carnival Corporation Director since 2004 Carnival plc Director since 2004 Age: 74

Mr. Glasier was President of Argosy Gaming Company, an owner and operator of casinos, from 2002 to 2005, and its Chief Executive Officer from 2003 until 2005. From 1995 to 2002, Mr. Glasier was Executive Vice President and Chief Financial Officer of Royal Caribbean Cruises Ltd., a global cruise company.

Board Committees: Audit (Chair), Compensation, Nominating & Governance and Compliance

Other Public Company Boards: None

Qualifications:

Mr. Glasier’s qualifications to serve on the Boards include significant cruise industry experience as a senior financial officer of a major cruise line, as well as his managerial and corporate governance expertise acquired as the Chief Executive Officer of a New York Stock Exchange-listed operator of hotels and casinos, and as well as many years of public company board experience.

Katie Lahey

Carnival Corporation Director since January 2019 Carnival plc Director since 2019 Age: 69

Ms. Lahey was the Chair of Korn Ferry Australasia, a leadership and talent firm, from February through October 2019, having served as its Executive Chair since 2011. She has been a Non-Executive Director of The Star Entertainment Group Limited, which owns and operates integrated resort destinations in Australia, since 2012, and was Chair of the Tourism and Transport Forum Australia, a tourism and transportation industry group, from 2015 until 2018. She was the Executive Chair of Carnival Australia, a division of Carnival plc, from 2006 to 2013. In 2013, she was named a Member of the Order of Australia for her significant services to business and commerce and the arts and in 2003 she was awarded a Centenary Medal for contributions to Australian society in the area of business leadership.

Board Committees: HESS

Other Public Company Boards: The Star Entertainment Group Limited (since 2012)

Qualifications:

Ms. Lahey’s qualifications to serve on the Boards include her more than 30 years’ experience in the tourism, talent sourcing, cultural transformation, governmental, retail and the arts sectors in a variety of leadership roles, including within the cruise industry.

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GOVERNANCE

Re-Election of Directors

Sir John Parker

Carnival Corporation Director since 2003 Carnival plc Director since 2000 Age: 77

Sir John has been Non-Executive Chair of Pennon Group plc, an environmental utility infrastructure company, since 2015, and Non-Executive Chair of Laing O’Rourke, a multinational construction company, since 2017. He was the Lead Non-Executive Director for the UK Government Cabinet Office from 2017 to 2018, a Non-Executive Director of Airbus Group NV, an aeronautics, space and related services company, from 2007 to 2018, Non-Executive Chair of Anglo American plc, a multinational mining company, from 2009 until 2017, a Non-Executive Director of DP World Limited, a global supply chain and container handling company, from 2006 to 2015, Non-Executive Chair of Mondi plc from 2007 to 2009, Non-Executive Chair of National Grid plc from 2002 to 2012, Senior Non-Executive Director of the Court of the Bank of England from 2004 to 2009, and a Non-Executive Director of GKN plc from 1993 to 2002, Brambles Industries plc from 2001 to 2003 and BG Group plc from 1997 to 2000. He was Chair and Chief Executive Officer of Babcock International Group plc from 1994 to 2000, RMC Group plc from 2002 to 2005 and P&O Group plc from 2000 to 2003, a President of the Royal Institution of Naval Architects from 1996 to 1999, a member of the Prime Minister’s Business Council for Britain and Chancellor of the University of Southampton from 2006 to 2011. He was President of the Royal Academy of Engineering from 2011 until 2014. Sir John has been a member of the General Committee of Lloyds Register of Shipping since 1983 and was Chair of its Technical Committee from 1993 until 2002.

Board Committees: HESS and Nominating & Governance

Other Public Company Boards: Pennon Group plc (since 2015)

Qualifications:

Sir John’s qualifications to serve on the Boards include his extensive international background and wealth of corporate experience. His past and present service as a Non-Executive Director of a number of listed UK companies provides the Boards with invaluable knowledge and insight with respect to UK corporate governance policies and practices. In addition, Sir John, as a qualified naval architect and former head of a major shipbuilding company, is very experienced in the design, construction and operation of ships.

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GOVERNANCE

Re-Election of Directors

Stuart Subotnick

Carnival Corporation Director since 1987 Carnival plc Director since 2003 Age: 78

Mr. Subotnick has been President and Chief Executive Officer of Metromedia Company, a privately held diversified Delaware general partnership, since 2010, having previously served as its General Partner and Executive Vice President since 1986. He previously served as a Director of AboveNet, Inc. from 1997 to 2012.

Board Committees: Audit, Executive, Nominating & Governance (Chair) and Compliance

Other Public Company Boards: None

Qualifications:

Mr. Subotnick’s qualifications to serve on the Boards include his significant experience in financing, investing and general business matters, as well as his past Board experience with us, which are important to the Boards when reviewing our investor relations, assessing potential financings and strategies, and otherwise evaluating our business decisions.

Laura Weil

Carnival Corporation Director since 2007 Carnival plc Director since 2007 Age: 63

Ms. Weil is the Founder and has been the Managing Partner of Village Lane Advisory LLC, which specializes in providing executive and strategic consulting services to retailers as well as private equity firms, since 2015. She was the Executive Vice President and Chief Operating Officer of New York & Company, Inc., a women’s apparel and accessories retailer, from 2012 to 2014. Ms. Weil was the Chief Executive Officer of Ashley Stewart LLC, a privately held retailer, from 2010 to 2011. Ms. Weil served as the Chief Executive Officer of Urban Brands, Inc., a privately held apparel retailer, from 2009 to 2010. Ms. Weil was the Chief Operating Officer and Senior Executive Vice President of AnnTaylor Stores Corporation, a women’s apparel company, from 2005 to 2006. From 1995 to 2005, she was the Chief Financial Officer and Executive Vice President of American Eagle Outfitters, Inc., a global apparel retailer. She previously served as a Director of Christopher & Banks Corporation from 2016 to June 2019.

Board Committees: Audit, Compensation and Compliance

Other Public Company Boards: Global Fashion Group, S.A. (since June 2019)

Qualifications:

Ms. Weil’s qualifications to serve on the Boards include her extensive financial, strategic information technology and operating skills developed over many years as an investment banker and senior financial operating executive. Ms. Weil also brings significant experience in global e-commerce and consumer strategies from her leadership experience with multi-billion dollar New York Stock Exchange-listed retailers.

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GOVERNANCE

Board and Committee Governance

Randall J. Weisenburger

Carnival Corporation Director since 2009 Carnival plc Director since 2009 Age: 61

Mr. Weisenburger has been the Managing Member of Mile 26 Capital LLC, a private investment firm, since 2014. He was the Executive Vice President and Chief Financial Officer of Omnicom Group Inc., a Fortune-250 global advertising, marketing and corporate communications company, from 1998 to 2014.

Board Committees: Audit, Compensation (Chair), Nominating & Governance and Compliance (Chair)

Other Public Company Boards: Valero Energy Corporation (since 2011)

Qualifications:

Mr. Weisenburger’s qualifications to serve on the Boards include his broad leadership and operational skills gained as a senior executive of a large multi-national corporation and his extensive financial and accounting skills acquired as an investment banker and senior financial operating executive.

BOARD AND COMMITTEE GOVERNANCE

Board Meetings

During the year ended November 30, 2019, the Board of Directors of each of Carnival Corporation and Carnival plc held a total of six meetings. Each Carnival Corporation Director and each Carnival plc Director attended either telephonically or in person at least 75% of all Carnival Corporation & plc Boards of Directors and applicable Board Committee meetings held during the period that he or she served in fiscal 2019.

All Board members are expected to attend our Annual Meetings of Shareholders. At the 2019 Annual Meetings, all 12 incumbent Board members of each company were in attendance.

Board Leadership Structure

Our Boards of Directors are led by our executive Chair, Mr. Arison. The Chief Executive Officer position is currently separate from the Chair. The Boards maintain the flexibility to determine whether the roles of Chair and Chief Executive Officer should be combined or separated, based on what it believes is in the best interests of Carnival Corporation & plc at a given point in time. We believe that the separation of the Chair and Chief Executive Officer positions is appropriate corporate governance for us at this time, and that having Mr. Arison as our executive Chair enables Carnival Corporation & plc and the Boards to continue to benefit from Mr. Arison’s skills and expertise, including his extensive knowledge of our business.

Our Non-Executive Directors, all of whom are independent, meet privately in executive session at least quarterly. The Presiding Director leads those meetings and also acts as the Senior Independent Director under the UK Corporate Governance Code. In addition, the Presiding Director serves as the principal liaison to the Non-Executive Directors, reviews and approves meeting agendas for the Boards and reviews meeting schedules. Our Non-Executive Directors, acting in executive session, elected Mr. Weisenburger in 2017 as the Presiding Director and Senior Independent Director.

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GOVERNANCE

Board and Committee Governance

The structure of our Boards facilitates the continued strong communication and coordination between management and the Boards and enables the Boards to fulfill their risk oversight responsibilities, as further described below.

Board Committees

The Boards delegate various responsibilities and authority to different Board Committees. The Board Committees regularly report on their activities and actions to the full Boards. The Board of Directors of each of Carnival Corporation and Carnival plc has established standing Board Committees, which are each comprised of the same Directors for each company, as follows:

•	Audit;
•	Compensation;
•	Compliance;
•	Executive;
•	HESS; and
•	Nominating & Governance.

Each Board Committee periodically reviews its charter in light of new developments in applicable regulations and may make additional recommendations to the Boards to reflect evolving best practices. Each Board Committee can engage outside experts, advisors and counsel to assist the Board Committee in its work.

The current Board Committee members are as follows:

Name	Board Committees
	Audit	Compensation	Compliance	Executive	HESS	Nominating & Governance
Micky Arison	—	—	—	Chair	—	—
Sir Jonathon Band	—	—	X	—	Chair	X
Jason Glen Cahilly	—	—	—	—	X	—
Helen Deeble	—	X	—	—	X	—
Arnold W. Donald	—	—	—	X	—	—
Richard J. Glasier	Chair	X	X	—	—	X
Katie Lahey	—	—	—	—	X	—
Sir John Parker	—	—	—	—	X	X
Stuart Subotnick	X	—	X	X	—	Chair
Laura Weil	X	X	X	—	—	—
Randall J. Weisenburger	X	Chair	Chair	—	—	X
Number of Board Committee meetings in fiscal 2019	11	5	5	0	4	5

Audit Committees. The Audit Committees assist the Boards in their general oversight of our financial reporting, internal controls and audit functions, and our compliance with legal and regulatory requirements (other than health, environmental, safety and security matters). The Audit Committees are also responsible for the appointment, retention, compensation, and oversight of the work of our independent auditors and our independent registered public accounting firm. The Board of Directors of Carnival Corporation has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules. In addition, the Board of Directors of Carnival plc has determined that each member of the Audit Committees has “recent and relevant financial experience” for the purposes of the UK Corporate Governance Code. The Boards determined that each member of the Audit Committees has sufficient knowledge in reading and understanding the

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GOVERNANCE

Board and Committee Governance

company’s financial statements to serve on the Audit Committees. The responsibilities and activities of the Audit Committees are described in detail in “Report of the Audit Committees” and the Audit Committees’ charter.

Compensation Committees. The Compensation Committees have authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of our executive officers, and administering our stock incentive plans, including reviewing and granting equity-based grants to our executive officers and other employees. The Compensation Committees also review and determine various other compensation policies and matters, including making recommendations to the Boards with respect to the compensation of the Non-Executive (non-employee) Directors, incentive compensation and equity-based plans generally, and administering the employee stock purchase plans. For more information on the responsibilities and activities of the Compensation Committees, including the Committees’ processes for determining executive compensation, see “Compensation Discussion and Analysis” and “Executive Compensation” sections and the Compensation Committees’ charter.

Compliance Committees. The Compliance Committees assist with the Boards’ oversight of our ethics and compliance program. They receive regular reports from, and provide direction to, the Chief Ethics and Compliance Officer with respect to the implementation of the Ethics and Compliance Strategic Plan, including the adequacy of staffing and resources; monitoring, in coordination with the HESS Committees, implementation of our Environmental Compliance Plan; taking steps, in coordination with the Boards’ Audit and HESS Committees, reasonably designed to ensure that all significant allegations of misconduct by management, employees, or agents receive appropriate attention and remediation; promoting accountability of senior management with respect to compliance matters; and making recommendations to the Boards for the framework, structure, and design of the Boards’ permanent, steady-state oversight of our Ethics and Compliance Program. For more information on the responsibilities and activities of the Compliance Committees, see the Compliance Committees’ charter.

Executive Committees. The Executive Committees may exercise the authority of the full Boards between meetings of the Boards, except to the extent that the Boards have delegated authority to another Board Committee or to other persons, and except as limited by applicable law.

HESS Committees. The HESS Committees review and recommend policies relative to the protection of the environment and the health, safety and security of employees, contractors, guests and the public. The HESS Committees also supervise and monitor health, environmental, safety, security and sustainability policies and programs and review with management significant risks or exposures and actions required to minimize such risks. For more information on the responsibilities and activities of the HESS Committees, see the HESS Committees’ charter.

Nominating & Governance Committees. The Nominating & Governance Committees review and report to the Boards on a periodic basis with regard to matters of corporate governance, including succession planning. The Nominating & Governance Committees also review and assess the effectiveness of our Corporate Governance Guidelines, make recommendations to the Boards regarding proposed revisions to these guidelines, and make recommendations to the Boards regarding the size and composition of the Boards and their Committees. For more information on the responsibilities and activities of the Nominating & Governance Committees, see “Nominations of Directors” and “Procedures Regarding Director Candidates Recommended by Shareholders” sections and the Nominating & Governance Committees’ charter. Additional information with respect to Carnival plc’s corporate governance practices during fiscal 2019 is included in the Carnival plc Corporate Governance Report attached as Annex C to this Proxy Statement.

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GOVERNANCE

Board and Committee Governance

Board and Committee Independence

Under New York Stock Exchange standards of independence for directors, the Boards must determine that a Director does not have any material relationship with Carnival Corporation & plc or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Carnival Corporation & plc) and meet certain bright-line tests. The Boards of Directors have determined that each of Sir Jonathon Band, Jason Glen Cahilly, Helen Deeble, Richard J. Glasier, Katie Lahey, Sir John Parker, Stuart Subotnick, Laura Weil and Randall J. Weisenburger is an “independent director” in accordance with the New York Stock Exchange standards of independence for directors and that all members of the Audit Committees and Compensation Committees meet the heightened independence criteria applicable to Directors serving on those Committees under SEC rules and New York Stock Exchange listing standards. Accordingly, a majority of the Directors of each company, all of our Non-Executive Directors and all of the members of the Audit Committees, Compensation Committees, Compliance Committees, HESS Committees and Nominating & Governance Committees of each company are independent (as defined by the New York Stock Exchange listing standards, SEC rules and the UK Corporate Governance Code).

Risk Oversight

Our Boards use their Committees to assist in their risk oversight function as follows:

•

Our Audit Committees are responsible for oversight of our financial, operational and non-HESS controls and compliance activities, including those related to information technology operations, cybersecurity and privacy. In connection with its risk oversight role, the Audit Committees regularly meet privately with representatives from Carnival Corporation’s independent registered public accounting firm, the Carnival plc independent auditor, the Chief Audit Officer and the General Counsel.

•	Our Compensation Committees are responsible for oversight of risk associated with our executive compensation structure, policies and programs.
•	Our Compliance Committees are responsible for providing oversight of our ethics and compliance program.
•	Our HESS Committees are responsible for oversight of risk associated with the health, environment, safety and security of employees, contractors, guests and the public.
•	Our Nominating & Governance Committees are responsible for oversight of risk associated with Board processes and corporate governance, including succession planning.

Each Committee Chair presents on its area of risk oversight to the full Boards for review.

Discussions between management and the Boards regarding the Carnival Corporation & plc strategic plan, consolidated business results, capital structure, and other business-related activities include a discussion of the risks associated with the particular item under consideration.

The Boards believe that the structure and assigned responsibilities provides the appropriate focus, oversight and communication of principal risks faced by our companies.

Compensation Risk Assessment

Carnival Corporation & plc’s management, in conjunction with the Compensation Committees’ independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), conducted a thorough review of our compensation programs, including those programs in which our Named Executive Officers participate, to determine if aspects of those programs contribute to excessive risk-taking. Based on the findings from this review and the annual reassessment, the Compensation

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GOVERNANCE

Board and Committee Governance

Committees continue to believe that our compensation policies and practices do not encourage excessive risk-taking and are not reasonably likely to have a material adverse effect on Carnival Corporation & plc.

To reach this conclusion, key elements of our compensation programs were assessed to determine if they exhibited excessive risk. These elements included pay mix (cash vs. equity) and pay structure (short vs. long-term focus), performance metrics, performance goals and ranges, the degree of leverage, incentive maximums, payment timing, incentive adjustments, use of discretion and stock ownership requirements. Our assessment reinforced the Compensation Committees’ belief that our compensation programs are not contributing to excessive risk-taking, but instead contain many features and elements that help to mitigate risk. For example:

•

Pay Structure. Our compensation programs emphasize both short and long-term performance through our annual bonus program (delivered in cash) and through the delivery of long-term incentives (equity) in a balanced approach (approximately 48% through base salary and bonus and 52% in long-term equity grants). The mix of our pay program is intended to motivate management to consider the impact of decisions on shareholders in the short, intermediate and long-term.

•

Incentive Limits. Our annual bonus plans do not allow for unlimited payouts. Bonuses cannot exceed 200% of target levels. The performance-based share grants made in fiscal 2019 limit the payouts to 200% (in the case of PBS and MTE grants as described below) or 600% (in the case of SEA grants as described below) of target.

•

Performance-Based Share Grants. To strengthen the relationship between pay and performance, all of our equity grants to senior executives for fiscal 2019 service have been in the form of performance-based share grants.

•

Performance Measurement. For corporate officers, the performance measurement used when determining their annual bonus is based on the performance of Carnival Corporation & plc. For officers of our operating units, the performance measurements used when determining their bonus is based 50% on the performance of their operating unit, with the remaining balance being based on the performance of Carnival Corporation & plc to enable a continued focus on the overall success of Carnival Corporation & plc.

•

Stock Ownership Policy. All senior executives who are designated as reporting officers under Section 16 of the Exchange Act, including our Named Executive Officers, are subject to a stock ownership policy which specifies target ownership levels of Carnival Corporation and Carnival plc shares in terms of the value of the equity holdings as a multiple of each officer’s base salary.

•

Clawback Policy. The Carnival Corporation 2011 Stock Plan (which was approved by shareholders in 2011), the Carnival plc 2014 Employee Share Plan (which was approved by shareholders in 2014), the Carnival Corporation 2020 Stock Plan (being proposed for approval at the Annual Meetings of Shareholders) and the incentive plan used to determine annual bonuses contain clawback provisions, authorize us to recover incentive-based compensation granted under those plans in the event Carnival Corporation & plc is required to restate their financial statements due to fraud or misconduct.

Corporate Governance Guidelines

Our Corporate Governance Guidelines address various governance issues and principles, including Director qualifications and responsibilities, access to management personnel, Director compensation, Director orientation and continuing education and annual performance evaluations of the Boards, their Committees and individual Directors. Our Corporate Governance Guidelines are posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

Carnival Corporation & plc 2020 Proxy Statement	25

GOVERNANCE

Board and Committee Governance

Chief Executive Officer Succession Planning

Our Boards believe that planning for the succession of our Chief Executive Officer is an important function. Our multi-brand structure enhances our succession planning process. At the corporate level, a highly-skilled management team oversees a collection of cruise brands. At both the corporate and brand levels, we continually strive to foster the professional development of senior management. As a result, Carnival Corporation & plc has developed a very experienced and strong group of leaders, with their performance subject to ongoing monitoring and evaluation, as potential successors to all of our senior executive positions, including our Chief Executive Officer.

The Boards and the Nominating & Governance Committees are responsible for succession planning, including emergency succession planning. The independent Non-Executive Directors meet with the Chair and the Chief Executive Officer (both together and individually) at least quarterly to plan for the succession of the Chief Executive Officer, including plans in the event of an emergency. During those sessions, each of the Chair and the Chief Executive Officer discusses his recommendations of potential successors, along with an evaluation and review of any development plans for such individuals. As provided in our Corporate Governance Guidelines, the Nominating & Governance Committees will, when appropriate, make recommendations to the Boards with respect to potential successors to the Chief Executive Officer. All members of the Boards will work with the Nominating & Governance Committees to see that qualified candidates are available and that development plans are being utilized to strengthen the skills and qualifications of the candidates. When assessing the qualifications of potential successors to the Chief Executive Officer, the Boards and the Nominating & Governance Committees will take into account our business strategy as well as any other criteria they believe are relevant.

Procedures Regarding Director Candidates Recommended by Shareholders

The Nominating & Governance Committees will consider shareholder recommendations of qualified Director nominees when such recommendations are submitted in accordance with the procedures below. In order to recommend a candidate for consideration by the Nominating & Governance Committees for election at the 2021 Annual Meetings, a shareholder must provide the same information as is required for shareholders to submit Director nominations under the advance notice provision set forth in Carnival Corporation’s By-laws. Specifically, any such recommendation must include, in addition to any other informational requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:

•	the name and address of the candidate;
•	a brief biographical description, including his or her occupation and service on Boards of Directors of any public company or registered investment company for at least the last five years;
•	a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the qualification requirements set forth above; and
•	the candidate’s signed consent to serve as a Director if elected and to be named in the Proxy Statement.

Once we receive the recommendation, we may deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the Nominating & Governance Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our Proxy Statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating & Governance Committees at the Annual Meetings. For our 2021 Annual Meetings of Shareholders, the Nominating & Governance Committees will consider recommendations received by our Secretary at our headquarters no later than October 21, 2020.

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GOVERNANCE

Director Compensation

Communications between Shareholders or Interested Parties and the Boards

Shareholders or interested parties who wish to communicate with the Boards, the Presiding Director, the Non-Executive Directors as a group or any individual Director should address their communications to the attention of the Secretary of Carnival Corporation and Carnival plc at 3655 N.W. 87th Avenue, Miami, Florida 33178, United States. The Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the Boards or the Chairs of the relevant Board Committees as to those matters that he believes are appropriate for further action or discussion.

Code of Business Conduct and Ethics

Carnival Corporation and Carnival plc’s Code of Business Conduct and Ethics applies to all employees and members of the Boards of Carnival Corporation and Carnival plc and provides guiding principles on areas such as identifying and resolving conflicts of interest. Our Code of Business Conduct and Ethics is posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

DIRECTOR COMPENSATION

During fiscal 2019, our Non-Executive Directors were entitled to receive an annual retainer of $110,000 per year, equity compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their Board membership. We do not provide retirement benefits or other benefits to our Non-Executive Directors. We reimburse Directors for travel expenses incurred for spouses or partners when we request that they attend a special event. Any amount reimbursed for spousal or partner travel is reported below in the “Director Compensation for Fiscal 2019” table. For fiscal 2019, the Presiding Director received an additional retainer of $25,000 per annum. In addition, Non-Executive Directors receive additional $30,000 as compensation for serving as Chair of a Board Committee. Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.

The Boards of Directors are committed to attracting and retaining a highly diverse, experienced and capable group of Non-Executive Directors. To that end, the Compensation Committees annually review Non-Executive Director pay levels and compensation practices of certain other publicly-listed companies with the assistance of their consultant to ensure our compensation program is competitive.

Non-Executive Directors receive payment of their earned retainer in quarterly installments. Annual retainers are pro-rated so that adjustments can be made during the year. Unearned portions of cash retainers are forfeited upon termination of service.

Non-Executive Directors receive annual restricted share grants under the Carnival Corporation 2011 Stock Plan. In April 2019, the Non-Executive Directors received grants with a dollar value equal to approximately $175,000. As a result, a grant of 3,193 Carnival Corporation restricted shares was made to each Non-Executive Director elected or re-elected on April 16, 2019 based on the closing price of a share on that date of $54.80.

Grants under the Carnival Corporation 2011 Stock Plan are released from restriction on the third anniversary of the grant date (and are not forfeitable provided the Director has served at least a full year). Grants of restricted shares have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. Generally, Non-Executive

Carnival Corporation & plc 2020 Proxy Statement	27

GOVERNANCE

Director Compensation

Directors will receive their annual grants initially upon their election to the Boards and subsequently at the time of their annual re-election to the Boards. If the Carnival Corporation 2020 Stock Plan, which is attached as Annex D to this Proxy Statement, being proposed for approval at the Annual Meetings of Shareholders is approved, future grants to Directors will be made under that plan.

Director Compensation for Fiscal 2019

The following table details the total compensation earned by our Directors in fiscal 2019, other than Mr. Donald who is a Named Executive Officer. Mr. Donald’s compensation is reflected in the “Summary Compensation Table,” which follows the “Compensation Discussion and Analysis” section. Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.

Name	Fees Earned or Paid in Cash(1) ($)		Stock Awards(2)(3) ($)	All Other Compensation(4) ($)	Total ($)
Micky Arison(5)	1,000,000		—	101,837	1,101,837
Sir Jonathon Band	140,000	(6)	174,976	1,202	316,178
Jason Glen Cahilly	110,000		174,976	10,808	295,784
Helen Deeble	110,000		174,976	—	284,976
Richard J. Glasier	140,000		174,976	5,016	319,992
Debra Kelly-Ennis(7)	110,000		174,976	3,926	288,902
Katie Lahey	110,000		174,976	13,069	298,045
Sir John Parker	110,000		174,976	—	284,976
Stuart Subotnick	132,500		174,976	3,100	310,576
Laura Weil	110,000		174,976	—	284,976
Randall J. Weisenburger	172,500		174,976	—	347,476

(1)	Refer to the section above describing the retainer for the Chair of Board Committees.
(2)

No stock option grants were made in fiscal 2019. Represents the grant date fair value, assuming no risk of forfeiture, of the grants of Carnival Corporation restricted shares made in fiscal 2019, calculated in accordance with Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC 718”). In April 2019, each of the Non-Executive Directors received a grant of 3,193 restricted shares based on the closing price of a share on April 16, 2019, the day they were elected or re-elected, of $54.80. The restricted shares granted in 2019 vest on the third anniversary of the grant date. The restricted shares granted to Non-Executive Directors also vest in full upon the death or disability of the Director, and continue to vest in accordance with the original vesting schedule and are not forfeited if a Director ceases to be a Director for any other reason after having served as a Director for at least one year. All of the Directors who received grants served for all of fiscal 2019.

(3)	None of the directors holds stock options. The aggregate number of Carnival Corporation and Carnival plc restricted shares outstanding at November 30, 2019 were as follows:

Name	Unvested Restricted Shares

Micky Arison	0

Sir Jonathon Band	8,651

Jason Glen Cahilly	5,942

Helen Deeble	8,651

Richard J. Glasier	8,651

Debra Kelly-Ennis	8,651

Katie Lahey	3,193

Sir John Parker	8,651

Stuart Subotnick	8,651

Laura Weil	8,651

Randall J. Weisenburger	8,651

(4)

Benefits provided to Mr. Arison include private medical health insurance costs ($59,323), driver and security ($21,482), automobile lease ($12,099), and the following other benefits: accidental death or dismemberment insurance premiums,

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Related Person Transactions

disability insurance premiums, life insurance premiums and automobile repairs and expenses ($8,933). For the Non-Executive Directors, benefits represent reimbursement of expenses associated with spousal or partner travel and tax gross-ups for the spousal or partner travel.

(5)	Represents compensation for Mr. Arison’s service as executive Chair.
(6)	Exclusive of value-added tax.
(7)	Ms. Kelly-Ennis resigned from the Boards effective January 27, 2020.

The following policies also apply to our Non-Executive Directors:

•

Stock Ownership Policy. The stock ownership policy for Non-Executive Directors provides that all Non-Executive Directors are required to own shares (inclusive of unvested restricted shares, restricted stock units (“RSUs”) and shares in a trust beneficially owned by the Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to a multiple of the cash retainer. During fiscal 2018, the Board increased the target ownership level from four times the cash retainer to five times the cash retainer. New Directors must achieve this requirement no later than five years from the date of their initial election to the Boards by the shareholders. Other than Ms. Deeble (initially elected in 2017), Mr. Cahilly (initially elected in 2018) and Ms. Lahey (initially elected in 2019), each of the Non-Executive Directors elected has achieved this Board-mandated requirement.

•

Product Familiarization. All Non-Executive Directors are encouraged to take a cruise(s) for up to a total of 14 days per year for product familiarization and pay a fare of $35 per person per day for such cruises (or $50 per day in the case of Seabourn), plus taxes, fees and port expenses. All other charges associated with the cruise (e.g., air, ground transfers, gratuities, tours and fuel supplements, if any) are the responsibility of the Non-Executive Director.

Carnival plc

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2019 for Non-Executive Directors is included in Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

RELATED PERSON TRANSACTIONS

Review and Approval of Transactions with Related Persons

Consistent with our written policies and procedures, it is our practice to review all relationships and transactions in which Carnival Corporation or Carnival plc is a participant and in which our Directors, nominees and executive officers and their immediate family members and any five percent beneficial holders have an interest in order to determine whether such related persons have a direct or indirect material interest. Our Legal and Global Accounting and Reporting Services Departments are primarily responsible for the development and implementation of processes and controls to obtain information from the Directors, nominees and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions exceeding $120,000 in which Carnival Corporation & plc was or is to be a participant and a related person had or will have a direct or indirect material interest are disclosed in this Proxy Statement.

In addition, in accordance with our Schedule of Matters Reserved to the Boards and their Committees for their Decision, the Boards review and approve or ratify any related person transaction involving:

•	a Director, regardless of the amount; and
•	a Non-Director executive officer with an aggregate value in excess of $50,000.

Carnival Corporation & plc 2020 Proxy Statement	29

GOVERNANCE

Related Person Transactions

In the course of their review and approval or ratification of a related person transaction, the Boards may consider factors as follows:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the amount and type of transaction;
•	the importance of the transaction to the related person;
•	the importance of the transaction to Carnival Corporation & plc;
•	whether the transaction would impair the judgment of a Director or executive officer to act in our best interest; and
•	any other matters the Boards deem appropriate.

Any member of the Boards who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such Director may be counted in determining the presence of a quorum at a meeting of the Board that considers the transaction.

Transactions with Related Persons

Transactions with Micky Arison. Micky Arison, our Chair, is also the Chair, President and the indirect majority shareholder of FBA II, Inc., the general partner of Miami Heat Limited Partnership (“MHLP”), the owner of the Miami Heat, a professional basketball team. He is also the indirect shareholder of Basketball Properties, Inc., the general partner of Basketball Properties, Ltd. (“BPL”), which is the manager and operator of the American Airlines Arena. In May 2019, Carnival Cruise Line entered into an amendment of the advertising and promotion agreement between Carnival Cruise Line, MHLP and BPL, to extend the term through 2024, with an additional four year extension option. Pursuant to this agreement, Carnival Cruise Line paid $555,000 during fiscal 2019. Carnival Cruise Line also paid $106,000 during fiscal 2019 for in-game promotions to publicize Carnival Cruise Line during Miami Heat games.

In August 2015, Carnival Corporation entered into the following agreements:

•	a nonexclusive Aircraft Lease Agreement with an owner trustee under a trust agreement with AD Astra I, LLC (the “Lease Agreement”); and
•	a Services Agreement with AFO, LLC (the “Services Agreement” and together with the Services Agreement, the “Aircraft Agreements”).

Both AD Astra I, LLC and AFO, LLC are companies directly or indirectly controlled by a trust of which Mr. Arison is a beneficiary. He is also an officer of AFO, LLC.

Under the terms of the Lease Agreement, Carnival Corporation leases an aircraft beneficially owned by AD Astra I, LLC for additional flight capacity from time-to-time in exchange for an hourly rent of $4,500 plus applicable taxes, which is based on market charter rates for similar aircraft as adjusted for costs of operations borne by Carnival Corporation (i.e., fuel, crew costs and line maintenance during its operation of the aircraft) and hourly service plan expenses.

Under the terms of the Service Agreements, Carnival Corporation provides aircraft management services to AFO, LLC with respect to the aircraft, including overseeing its operation, maintenance, and staffing, and is paid an annual fee of $216,000 (which is based on market rates for similar arrangements) (the “Service Fee”). In addition, Carnival Corporation will be reimbursed for operating, maintenance and personnel costs and related third party costs incurred in connection with the services (“Service Costs”). The terms of the Aircraft Agreements are one year and renew automatically for one-year periods, unless terminated sooner by either party upon 30 days’ written notice.

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Related Person Transactions

During fiscal 2019, Carnival Corporation paid AD Astra I, LLC $1,048,000 under the Lease Agreement, and AFO, LLC paid Carnival Corporation $216,000 for the Service Fee and reimbursed Carnival Corporation $2,163,000 for the Service Costs.

Transaction with Michael Thamm. Following a relocation of Michael Thamm, a Named Executive Officer, it came to light during fiscal 2019 that Costa Crociere, S.p.A., a subsidiary of Carnival plc, over withheld taxes on his Italian employment income for the years 2015 to 2017. While Mr. Thamm has filed for a refund of the over withheld taxes, we cannot be certain as to the timing or likelihood of a full refund. The Boards have decided that it would be appropriate for us to reimburse him for the amount over withheld in the amount of approximately €3.7 million. In return, we are entitled to any refund Mr. Thamm receives in relation to the over withheld taxes from a tax authority.

The Boards have reviewed and approved or ratified these transactions.

Carnival Corporation & plc 2020 Proxy Statement	31

SHARE OWNERSHIP

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

Set forth below is information concerning the share ownership as of January 16, 2020 of:

•	each of our Directors;
•	each individual named in the “Summary Compensation Table” which appears elsewhere in this Proxy Statement; and
•	all Directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, Director or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual would have the right to acquire as of March 16, 2020 (being 60 days after January 16, 2020) through the vesting of RSUs.

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*		Percentage of Carnival Corporation Common Stock (%)	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percentage of Carnival plc Ordinary Shares (%)	Percentage of Combined Voting Power** (%)
Micky Arison	126,136,034	(2)(3)	23.9	0		—	18.4
Sir Jonathon Band	18,843		***	0		—	***
David Bernstein	30,723	(4)	***	0		—	***
Jason Glen Cahilly	5,942		***	0		—	***
Helen Deeble	8,651		***	0		—	***
Arnold W. Donald	559,617	(4)(5)	***	0		—	***
Richard J. Glasier	26,480		***	0		—	***
Stein Kruse	42,966	(4)	***	4,413		***	***
Katie Lahey	3,193		***	0		—	***
Sir John Parker	29,741		***	10,052	(6)	***	***
Arnaldo Perez	39,142	(4)(7)	***	0		—	***
Stuart Subotnick	50,158		***	0		—	***
Michael Thamm	0		—	82,713	(4)	***	***
Laura Weil	48,768		***	0		—	***
Randall J. Weisenburger	123,823		***	0		—	***
All Directors and executive officers as a group (15 persons)	127,124,080		24.1	97,178		***	18.6
*

As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of Carnival Corporation common stock. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the

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SHARE OWNERSHIP

Share Ownership of Certain Beneficial Owners and Management

New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.
**

As a result of the DLC arrangement, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.

***	Less than one percent.
(1)	The address of each individual is 3655 N.W. 87 Avenue, Miami, Florida 33178.
(2)

Mr. Arison is a member of the Arison Group (defined below), which has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group. For information on the share ownership of other members of the Arison Group, see “Principal Shareholders” table below.

(3)

Includes (i) 4,934,166 shares of common stock held by the various Arison family trusts, (ii) 85,736,445 shares of common stock held by MA 1994 B Shares, L.P. and (iii) 35,465,423 shares of common stock held by the Artsfare 2005 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison. Mr. Arison does not have an economic interest in the shares of common stock held by Artsfare 2005 Trust No. 2.

(4)

Includes PBS grants scheduled to be released on February 14, 2020. The executive officer will also receive additional shares at the time of vesting to take into account dividend reinvestment during the period.

(5)	Includes 483,391 shares held by The Arnold W. Donald Revocable Trust UAD 5/26/98.
(6)	Includes 7,048 shares held by Barclays Wealth on behalf of Barnett Waddingham Trustees Ltd., the trustee for Sir John Parker’s Fixed Unapproved Restricted Retirement Scheme.
(7)	Includes 17,914 shares held by The Arnaldo Perez Trust U/A/D 3/18/2014.

Principal Owners

Set forth below is information concerning the share ownership of as of January 16, 2020:

•

all persons known by us to be the beneficial owners of more than 5% of the 527,679,851 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding; and

•

all persons known by us to be the beneficial owners of more than 5% of the 182,494,106 ordinary shares of Carnival plc outstanding, 25,666,636 of which are directly or indirectly owned by Carnival Corporation and have no voting rights.

Carnival Corporation & plc 2020 Proxy Statement	33

SHARE OWNERSHIP

Share Ownership of Certain Beneficial Owners and Management

Micky Arison, Chair of the Board of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the “Arison Group”), beneficially own shares representing approximately 19.1% of the voting power of Carnival Corporation and approximately 24.7% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of Proposals 1 through 22. The table below begins with the ownership of the Arison Group.

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*		Percentage of Carnival Corporation Common Stock (%)	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percentage of Carnival plc Ordinary Shares (%)	Percentage of Combined Voting Power** (%)
MA 1994 B Shares, L.P.	85,736,445	(2)(3)	16.2	0		—	12.5
MA 1994 B Shares, Inc.	85,736,445	(2)(3)	16.2	0		—	12.5
Artsfare 2005 Trust No. 2 c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	35,465,423	(2)(5)	6.7	0		—	5.2
Verus Protector, LLC Two Alhambra Plaza, Suite 1040 Coral Gables, FL 33134	35,465,423	(2)(4)	6.7	0		—	5.2
Richard L. Kohan Two Alhambra Plaza, Suite 1040 Coral Gables, FL 33134	126,138,034	(2)(5)(11)	23.9	0		—	18.4
MBA I, L.P. SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	900,000	(2)(6)	***	0		—	***
Artsfare 2003 Trust SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	2,147,946	(2)(6)(11)	***	0		—	***
James M. Dubin Madison Place Partners, LLC One Madison Place Harrison, NY 10528	90,670,611	(2)(7)(9)	17.2	0		—	13.2
JMD Delaware, LLC	87,419,457	(2)(7)(9)	16.6	0		—	12.8
KLR, LLC Two Alhambra Plaza, Suite 1040 Coral Gables, FL 33134	87,419,457	(2)(10)	16.6	0		—	12.8
Nickel 2015-94 B Trust 1313 North Market Street, Suite 5300 Wilmington, DE 19801	85,736,445	(2)(3)	16.2	0		—	12.5
SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	36,015,423	(2)(8)	6.8	0		—	5.3
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	25,833,761	(12)	4.9	14,892,4044	(13)	9.5	5.9
Causeway Capital Management LLC 11111 Santa Monica Boulevard Los Angeles, CA 90025	0		—	10,047,568	(14)	5.5	1.5
SunTrust Banks, Inc. 303 Peachtree Street, NE Atlanta, GA 30308	38,546,985	(15)	7.3	0		—	5.6
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 9355	29,842,141	(16)	5.7	0		—	4.4

*, ** and *** have the same meanings as indicated in the table above.

(1)	The address unless otherwise noted is 1201 North Market Street, Wilmington, DE 19899.
(2)

The Arison Group has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group.

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Share Ownership of Certain Beneficial Owners and Management

(3)

MA 1994 B Shares, L.P. (“MA 1994, L.P.”) owns 85,736,445 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. (“MA 1994, Inc.”), which is wholly-owned by the Nickel 2015-94 B Trust, a trust established for the benefit of Mr. Arison and members of his family (the “B Trust”). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 85,736,445 shares of common stock. By virtue of the B Trust being the sole stockholder of MA 1994, Inc., the B Trust may be deemed to beneficially own all such 85,736,445 shares of common stock. By virtue of Mr. Arison’s interest in the B Trust and the B Trust’s interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 85,736,445 shares of common stock. The administrative trustee of the B Trust is the Northern Trust Company of Delaware.

(4)

Verus Protector, LLC is the protector of Artsfare 2005 Trust No. 2. Verus Protector, LLC has shared voting and dispositive power with respect to the shares of common stock held by Artsfare 2005 Trust No. 2.

(5)

By virtue of being the sole member of Verus Protector, LLC, the sole member of KLR, LLC and a trustee of various Arison family trusts, Mr. Kohan may be deemed to own the aggregate of 126,136,034 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Kohan owns 1,000 shares of common stock directly and owns 1,000 shares of common stock indirectly by virtue of such shares owned by Mr. Kohan’s wife.

(6)

MBA I, L.P. (“MBA I”) owns 900,000 shares of common stock. The Artsfare 2003 Trust owns a controlling interest in MBA I; therefore, the Artsfare 2003 Trust is deemed to beneficially own all such 900,000 shares of common stock.

(7)

By virtue of being the sole member of JMD Delaware, LLC and trustee of various Arison family trusts, Mr. Dubin may be deemed to own the aggregate of 90,670,611 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership.

(8)	SunTrust Delaware Trust Company acts as trustee for the Artsfare 2005 Trust No. 2 and the Dozer Trust.
(9)

JMD Delaware, LLC is a Delaware limited liability company wholly owned by Mr. Dubin. JMD Delaware, LLC acts as an investment and distribution advisor of various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

(10)

KLR, LLC is a Delaware limited liability company wholly owned by Mr. Kohan. KLR, LLC acts as an investment and distribution advisor for various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

(11)

The Artsfare 2003 Trust owns a controlling interest in MBA 1 (see Note 6). By virtue of its controlling interest in MBA I, the Artsfare 2003 Trust is deemed to beneficially own 900,000 shares of common stock held directly by MBA I.

(12)

As reflected in Schedule 13G/A, filed on July 10, 2019 with the SEC. BlackRock, Inc. reported sole voting power over 22,376,956 shares of common stock and sole dispositive power over 25,833,761 shares of common stock.

(13)

As reflected in Schedule 13G/A, filed on February 4, 2019 with the SEC. BlackRock, Inc. reported sole voting power over 13,042,876 ordinary shares and sole dispositive power over 14,892,404 ordinary shares and shared voting.

(14)

As reflected in a Schedule 13G/A filed on February 14, 2018, with the SEC, Causeway Capital Management LLC reported sole voting power over 8,259,656 ordinary shares and sole dispositive power over 10,047,568 ordinary shares.

(15)

SunTrust Banks, Inc. is a parent holding company for SunTrust Advisory Services, Inc. and for SunTrust Bank Holding Company, as parent company for SunTrust Bank in various fiduciary capacities. Amount are as reflected in a Schedule 13G/A filed on February 14, 2019 with the SEC. SunTrust Banks, Inc. reported aggregate amount beneficially owned of 38,546,985 ordinary shares, shared voting power over 3,047,946 ordinary shares, sole dispositive power over 33,152 ordinary shares, shared dispositive power over 38,513,828 shares.

(16)

As reflected in a Schedule 13G/A, filed on February 11, 2019, with the SEC, The Vanguard Group reported sole voting power of 471,681 ordinary shares, shared voting power of 104,640 ordinary shares, sole dispositive power of 29,295,305 ordinary shares, shared dispositive power of 546,836 ordinary shares with an aggregated amount beneficially owned of 29,842,141.

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COMPENSATION

PROPOSAL 12

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and pursuant to Section 14A of the Exchange Act, our shareholders are being provided with the opportunity to cast an advisory (non-binding) vote to approve our executive compensation. We refer to this vote as the “say-on-pay” vote. Although this vote is advisory and is not binding on the Boards, the Compensation Committees will take into account the outcome of the vote when considering future executive compensation decisions.

The “say-on-pay” vote is required to be offered to our shareholders at least once every three years. In 2017, our Boards recommended that we provide shareholders with the opportunity to cast their “say-on-pay” vote each year and our shareholders agreed. As a result, the next “say-on-pay” vote is expected to occur at the 2021 Annual Meetings.

The Boards are committed to corporate governance best practices and recognize the significant interest of shareholders in executive compensation matters. The Compensation Committees seek to balance short-term and long-term compensation opportunities to enable Carnival Corporation and Carnival plc to meet short-term objectives while continuing to produce value for their shareholders over the long-term. They also promote a compensation program designed to attract, motivate and retain key executives. As discussed in the Compensation Discussion and Analysis, the Compensation Committees believe that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our Named Executive Officers with those of our shareholders. For example:

•	Our compensation philosophy places more emphasis on variable elements of compensation (such as annual bonuses and equity-based compensation) than fixed remuneration.
•

In accordance with the Compensation Committees’ focus on long-term shareholder returns, they approved performance-based share grants for our Named Executive Officers which vest based upon the extent to which certain pre-grant or post-grant performance criterion are attained. These grants also have maximum payout limitations. Performance criterion may include annual operating income, return on invested capital (“ROIC”), absolute total shareholder return (“TSR”) and/or TSR rank relative to the Peer Group (defined below).

•	To further promote long-term shareholder alignment, we require our Named Executive Officers to meet and maintain stock ownership requirements.
•

The Compensation Committees review the position of each element of total direct compensation relative to the competitive market, and use the range of total direct compensation levels in the competitive market to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by the competitive market to their named executive officers.

•	Carnival Corporation & plc does not offer U.S. executives excise tax gross-up protections.

We encourage you to read our Compensation Discussion and Analysis contained within this Proxy Statement for a more detailed discussion of our compensation policies and procedures.

Our shareholders have the opportunity to vote for or against, or to abstain from voting on, the following resolution:

“Resolved, that the shareholders approve the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement).”

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Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report

The Boards of Directors unanimously recommend a vote FOR approval of the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement).

PROPOSAL 13

ADVISORY (NON-BINDING) VOTE TO APPROVE THE CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT

In accordance with Section 439 of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008 (the “LMCG Regulations”), shareholders are voting to approve adoption of the Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report). The Carnival plc Directors’ Remuneration Report is in two parts. Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with the LMCG Regulations. Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report.

Other than the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report (as to which, please see Proposal 14), UK law only requires an advisory vote on the substance and content of the Carnival plc Directors’ Remuneration Report. Accordingly, disapproval of this Proposal 13 will not require us to amend the report or require any Director to repay any amount. However, the Boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of remuneration policies and plans.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Report.

PROPOSAL 14

APPROVAL OF CARNIVAL PLC DIRECTORS’ REMUNERATION POLICY

In accordance with Section 439A of the Companies Act and Schedule 8 of the LMCG Regulations, shareholders are voting to approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report. The policy has consciously been drafted broadly to give the Compensation Committees sufficient flexibility to act in the interests of Carnival Corporation and Carnival plc and their shareholders as, under the UK legislative requirements, payments may not be made to Directors outside of an agreed policy. If approved, the Carnival plc Directors’ Remuneration Policy will take effect immediately following its approval at the 2020 Annual Meetings and will apply until it is replaced by a new or amended policy.

Upon the Carnival plc Directors’ Remuneration Policy becoming effective on the date of shareholder approval, remuneration payments to Directors of Carnival plc (including former or proposed Directors) and payments for loss of office to a Director of Carnival plc (including a former or a proposed Director) will need to be consistent with the approved Carnival plc Directors’ Remuneration Policy unless our

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

shareholders approve an amendment to the policy by an ordinary resolution (unless the payment is required to be made as part of a legal obligation entered into before June 27, 2012 and such obligation has not been amended or renewed since).

Section B of Part II of the Carnival plc Directors’ Remuneration Report sets out the Carnival plc Directors’ Remuneration Policy for the next and subsequent fiscal years and other details required by the LMCG Regulations and the UK Corporate Governance Code.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Policy.

COMPENSATION DISCUSSION AND ANALYSIS

and

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT – PART I

Introduction

Carnival Corporation and Carnival plc are separate legal entities (together referred to in this Report as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as is required by the agreements governing the DLC arrangement, the Boards of Directors and members of the Committees of the Boards, including the Compensation Committees, are identical and there is a single senior management team.

Carnival Corporation and Carnival plc are subject to disclosure regimes in the U.S. and UK. While some of the disclosure requirements are the same or similar, some are very different. As a result, the Carnival plc Directors’ Remuneration Report is in two parts. The information contained in this Part I constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with Schedule 8 of the Large and Medium-Sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the “LMCG Regulations”). Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information that has been audited for the purposes of the Carnival plc Annual Report.

Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with the LMCG Regulations, the UK Corporate Governance Code published in April 2016 by the UK Financial Reporting Council (the “UK Corporate Governance Code”), the Companies Act and the Listing Rules of the UK Listing Authority. Both Parts I and II form part of the Carnival plc Annual Report for the year ended November 30, 2019.

Pursuant to rules promulgated by the SEC and the LMCG Regulations, this Compensation Discussion and Analysis reviews the compensation of the following Named Executive Officers of Carnival Corporation & plc:

Named Executive Officers
Arnold W. Donald	President and Chief Executive Officer
David Bernstein	Chief Financial Officer and Chief Accounting Officer
Stein Kruse	Group Chief Executive Officer of Holland America Group and Carnival UK
Arnaldo Perez	General Counsel and Secretary
Michael Thamm	Group Chief Executive Officer of Costa Group and Carnival Asia

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Executive Summary

Our executive compensation program is designed to reward financial results and effective strategic leadership through use of both short-term rewards and long-term incentives and to promote alignment of the financial interests of our executive officers with our shareholders. We seek to provide total direct compensation (salary, bonus and equity grants) that allows us to be competitive in the labor markets where we compete for executive talent, adjusted as necessary to take into consideration factors including the senior executive’s performance, experience and responsibilities. We believe our compensation program’s performance measures align the interests of our shareholders and senior executives by linking actual pay to operating performance and shareholder outcomes.

Our compensation philosophy has historically been to emphasize at risk incentive pay in order to drive a pay-for-performance culture. In furtherance of this philosophy, all direct compensation for our Named Executive Officers, other than base salary, is 100% at risk and performance-based.

Most of our executive officers are located in the U.S., with others based in Europe. As a global entity, it is challenging to establish consistent compensation practices across geographic and operating company units that satisfy the particular requirements of all jurisdictions and local market demands. Since the largest presence of executive officers is in the U.S., our compensation policies primarily reflect U.S. market practices. However, the Compensation Committees seek to incorporate UK compensation principles, including those contained in the UK Corporate Governance Code, to the degree practicable.

2019 Compensation Practices and Policies
What we do	✓	All compensation is performance-based and not guaranteed, other than base salary
	✓	Use multiple performance metrics to align pay with performance
	✓	Put caps on incentive compensation
	✓	Provide appropriate balance between short-term and long-term compensation to discourage short-term risk taking at the expense of long-term results
	✓	Set rigorous stock ownership requirements for Named Executive Officers based on a target multiple of base salary
	✓	Include clawback provisions in our incentive programs
	✓	Provide for only double-trigger change-in-control provisions
	✓	Engage an independent compensation consultant to review and advise on executive compensation
	✓	Regularly review the charter of the Compensation Committees to ensure best practices and priorities
What we don’t do	×	Provide guaranteed minimum bonuses
	×	Permit short sales, short-term hedging and margin accounts of Carnival Corporation and Carnival plc shares
	×	Reload, reprice or back-date stock options
	×	Provide tax gross-ups on compensation or benefits, other than for spousal travel
	×	Pay dividends on unvested or unearned performance-based share grants
	×	Provide for automatic single-trigger vesting acceleration in connection with a change-in-control

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Shareholder Engagement

Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all feedback received about executive compensation.

In April 2019, shareholders approved our “say-on-pay” proposal with 95.7% of the votes cast in favor of the compensation paid to our Named Executive Officers. During the past year, we have continued to engage with shareholders and seek feedback on our compensation program and incorporate the results of that feedback in our compensation decisions. As a result, the Compensation Committees did not make any changes to the executive compensation program specifically as a result of the 2019 “say-on-pay” vote.

The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2020, as well as other shareholder input, when reviewing executive compensation programs and policies.

Process for Making Compensation Determinations

The Compensation Committees determine the compensation policy and the compensation payable to all of our executive officers. The Compensation Committees interact with the management of Carnival Corporation & plc on compensation issues primarily through communications, meetings and discussions with the Chief Executive Officer, the Chair of the Boards of Directors and the Chief Human Resources Officer, who also attend meetings of the Compensation Committees as requested by the Compensation Committees. As part of the fiscal 2019 annual compensation determination process, the Chief Executive Officer and the Chair of the Boards of Directors recommended to the Compensation Committees key initiatives and goals for Carnival Corporation & plc at the beginning of the fiscal year. After the fiscal year was completed, the Chief Executive Officer and the Chair of the Boards of Directors reviewed with the Compensation Committees the results of those initiatives, progress towards goals and other material items relating to overall Carnival Corporation & plc performance. The Chief Executive Officer reviewed the annual competitive market analysis provided by the independent consultant, as well as individual performance of each Named Executive Officer and the results of the group of brands or company-wide results, as appropriate, and provided the Compensation Committees with recommended total target compensation levels for each Named Executive Officer, except for his own. The compensation for our Named Executive Officers’ was then determined by the Compensation Committees using their discretion to evaluate the individual performance of our Named Executive Officers and the overall performance of Carnival Corporation & plc.

The Compensation Committees believe that the incentive structure for senior management does not raise environmental, social or governance risks by inadvertently motivating irresponsible behavior, and that risks arising from Carnival Corporation & plc’s compensation policies and practices for their workforce are not reasonably likely to have a material adverse effect on Carnival Corporation & plc. Please refer to the “Compensation Risk Assessment” section for additional information.

Independent Compensation Consultants. The Compensation Committees have engaged Frederic W. Cook & Co., Inc. (“FW Cook”) (together with its UK affiliated firm, FIT Remuneration Consultants LLP (“FIT”)) to assist in their annual review of our executive and Director compensation programs. The Compensation Committees believe that FW Cook and FIT provided objective advice to the Compensation Committees. FW Cook and FIT provide no other services to Carnival Corporation & plc.

During fiscal 2019, a consultant from FW Cook attended meetings of the Compensation Committees and provided FW Cook’s views on proposed actions by the Compensation Committees.

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During fiscal 2019, the Compensation Committees also engaged Willis Towers Watson (“WTW”) to assist the Compensation Committees with the CEO Pay Ratio calculation and disclosure.

In accordance with the New York Stock Exchange rules relating to compensation consultant independence, the Compensation Committees have determined that FW Cook, FIT and WTW and their consultants are independent after taking into consideration the factors set forth in the New York Stock Exchange rules. Pursuant to the foregoing factors, the Compensation Committees have determined that FW Cook’s, FIT’s and WTW’s work raised no conflicts of interest.

Peer Group Characteristics. The Compensation Committees perform an annual review of the compensation practices of certain other publicly-listed companies with the assistance of their consultant. This annual market assessment consists of an analysis of executive pay at a group of publicly-listed peer companies.

In April 2019, based on the recommendations of FW Cook, the Compensation Committees approved a revised peer group listed below (the “Peer Group”), which was used when assessing the fiscal 2019 compensation for our Named Executive Officers. We had not changed the Peer Group since 2016 and therefore a review was warranted. The Peer Group consists of 19 publicly-listed companies from diverse industries that exhibit similar size and business characteristics with Carnival Corporation & plc. We operate in a niche industry with a limited number of other publicly traded cruise operators. The revised Peer Group better reflects the market in which we may compete for business, investor capital and/or executive talent and is more closely aligned to our business complexity, breath, scope, median reviews and market capitalization. The Peer Group reflects a balanced group of companies in the consumer discretionary sector, including media, retailing, services and transportation companies.

Peer Group Companies
•	American Airlines Group Inc.	•	Marriott International, Inc.
•	Darden Restaurants, Inc.	•	McDonald’s Corporation
•	Delta Air Lines, Inc.	•	MGM Resorts International
•	FedEx Corporation	•	Mondelēz International, Inc.*
•	General Mills, Inc.*	•	Norwegian Cruise Line Holdings Ltd.
•	Hilton Worldwide Holdings Inc.	•	Royal Caribbean Cruises Ltd.
•	International Consolidated Airlines Group, S.A.	•	Starbucks Corporation
•	Kimberly-Clark Corporation*	•	United Continental Holdings, Inc.
•	Las Vegas Sands Corp.	•	United Parcel Service, Inc.
•	Live Nation Entertainment, Inc.

*	Peer Group Companies added in fiscal 2019. The following companies were removed in fiscal 2019: EasyJet plc, Hyatt Hotels Corporation and Wyndham Worldwide Corporation.

Competitive Market (Peer Group) Comparison. Annually, the Compensation Committees’ independent consultant, FW Cook, conducts a competitive market review to assist the Compensation Committees in their assessment of our Named Executive Officers’ competitive positioning of total compensation relative to the markets in which Carnival Corporation & plc competes for executive talent. FW Cook conducted a competitive market assessment on behalf of the Compensation Committees for fiscal 2019. The Compensation Committees reviewed our aggregate Named Executive Officer total compensation in comparison to the competitive market, which consists of the Peer Group as well as third-party surveys that reflect a broad database of hundreds of companies. The Compensation Committees were not provided with the identities of the companies in the surveys generally (or of the subsets of companies which had data for relevant comparable positions). As applicable, any utilized survey data was combined with the data for the Peer Group to produce a consolidated aggregated competitive market range for total direct compensation.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

These analyses suggest that, in the aggregate, total direct compensation levels for our Named Executive Officers are competitively positioned. The Compensation Committees, as advised by FW Cook, consider total direct compensation to be generally competitive when within a range of 15% above or below the market median. Actual pay positioning can vary based on factors including job responsibilities, experience, impact of role and individual performance.

Consistent with the approach that the Compensation Committees take in reviewing each element of total direct compensation, the Compensation Committees utilize these analyses to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by companies with whom Carnival Corporation & plc competes for executive level talent. The Compensation Committees do not use these analyses to peg any particular element of compensation (or total compensation) to any specific targeted Peer Group level.

Named Executive Officer Compensation Design, Elements and Pay Mix

The compensation elements for our Named Executive Officers consist of base salary, an annual bonus, equity-based compensation, retirement benefits and perquisites.

The compensation practices for each of our Named Executive Officers vary in order to reflect the organizational structure of Carnival Corporation & plc. Three of our Named Executive Officers (Messrs. Donald, Bernstein and Perez) had company-wide roles during fiscal 2019 and two of our Named Executive Officers (Messrs. Kruse and Thamm) were Chief Executive Officers of groups operating two or more brands during fiscal 2019. As a result, the compensation practices for these two types of roles are different.

Named Executive Officer	Type of Role	Base Salary	Annual Bonus	Equity-Based Compensation	Retirement Benefits and Perquisites
Arnold W. Donald	Company-wide role	Based on level of responsibility and increases based on performance or other market factors	Based 100% on company-wide operating income	MTE, PBS and SEA grants to align with shareholder outcomes	Reflect country practices where a Named Executive Officer is employed
David Bernstein
Arnaldo Perez
Stein Kruse	CEO of a group of brands		Based 50% on company-wide operating income and 50% on a group of brands’ operating income
Michael Thamm

In determining the amount of any particular compensation element, the Compensation Committees consider the impact of such an element on total compensation (and thus, each element affects the amount paid in respect of other elements of compensation). For example, the Compensation Committees consider the amount of the base salary and annual bonus that may be earned by a Named Executive Officer when making an equity grant. However, the annual bonus and equity-based compensation grants are set independently on the basis of dollar values (and are not set or determined as a fixed percentage of base salary).

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As reflected in our target pay mix below, all direct compensation of our Named Executive Officers, other than base salary, is 100% at risk and performance-based in line with our philosophy to place greater emphasis on performance-based pay elements.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

Fiscal 2019 Company Performance

We achieved the highest full year adjusted earnings in our company’s history in 2019, reflecting our senior leadership’s focus on executing our business strategies effectively to achieve our goals.

Fiscal 2019 Financial Results and Achievements
•

Fiscal 2019 net income of $3.0 billion or $4.32 diluted earnings per share compared to $3.2 billion or $4.44 in fiscal 2018. Adjusted net income of $3.0 billion or $4.40 adjusted diluted earnings per share in fiscal 2019 compared to $3.0 billion or $4.26 in fiscal 2018(1)

•	Achieved record revenues of $20.8 billion in fiscal 2019 compared to $18.9 billion in fiscal 2018
•	Generated cash from operations of $5.5 billion in fiscal 2019
•	Returned $2.0 billion to shareholders through the combination of dividends and share repurchases
•	Leveraged our scale to reduce costs, achieving cumulative savings of over $480 million
•	Maintained a strong balance sheet and investment grade credit ratings
•

Delivered the first cruise ship with the ability to be solely powered by liquefied natural gas, the most environmentally friendly fossil fuel. AIDAnova was named the first-ever cruise ship to be awarded the Blue Angel certification by Germany’s Federal Ministry for the Environment for its environmentally friendly ship design

•

Enhanced our compliance framework and significantly increased the resources we devote to our compliance function by creating an ethics and compliance program, as well as an ethics and compliance program strategic plan

•

Launched a multi-year plan to install food waste digesters on most of our fleet. This technology is an aerobic bio-digester that will enable our ships to process and dispose of nearly all food waste, further reducing our environmental footprint

•	Continued to execute on our strategy to grow demand in excess of measured capacity growth by increasing consumer awareness for cruise vacations and further grow our share of their vacation spend
•	Accelerated progress on reducing carbon intensity. We achieved a 4% reduction in per unit fuel consumption, bringing the cumulative reduction in fuel consumption per ABLD to 35%
•	Recognized as one of America’s Most Responsible Companies by Newsweek
•

Announced on AIDAperla, the first lithium-ion battery storage system to power albeit, for limited periods of time, a cruise ship’s propulsion and operation. Additionally, AIDA Cruises will be the world’s first cruise company to test the use of fuel cells on a large passenger ship. The fuel cells will be powered by hydrogen derived from methanol.

•	Introduced three new ships during fiscal 2019: AIDAnova, Costa Venezia and Sky Princess and entered into agreements to sell two ships
(1)

Reconciliation to the corresponding $3.0 billion net income and $4.32 GAAP diluted earnings per share can be found on page F-44 of the Carnival Corporation & plc joint Annual Report on Form 10-K filed with the SEC on January 28, 2019.

2019 Compensation Recommendations and Rationale

The Compensation Committees restructured the compensation program for the Named Executive Officers to maintain the strong performance-based focus of compensation to our Named Executive Officers and enhanced the alignment between executive rewards and long-term gains for Carnival Corporation & plc and its shareholders established in 2017. This compensation structure consists of

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base salary, performance-based annual bonus and three performance-based equity components tied to achievement of business objectives and total shareholder return. Therefore, every component of the compensation program, with the exception of base salary, is performance-based and at risk. This compensation philosophy continues to extend beyond our Named Executive Officers to include other key executives, reflecting the Compensation Committees’ commitment to aligning compensation with the success of Carnival Corporation & plc.

Comparison of Fiscal 2019 and Fiscal 2018 Total Direct Compensation

Mr. Donald – Chief Executive Officer

Other Named Executive Officers

(1)	Mr. Thamm’s compensation has been converted into dollars from euro and sterling as described below.

Note: MTE, PBS and SEA grants are long-term incentives as described in the “Equity-Based Compensation” section.

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Please refer to the following discussion and the “Compensation Tables” section for additional information on total direct compensation.

Base Salaries

Base salaries are intended to provide a level of fixed compensation that is reflective of each Named Executive Officer’s level of responsibility. Base salaries of our Named Executive Officers for fiscal 2019 are reported in the “Summary Compensation Table.” The Compensation Committees annually review each Named Executive Officer’s performance and may increase the base salary of a Named Executive Officer at their discretion if merited by performance or other market factors necessary to attract and retain our executives.

Salaries for fiscal 2019 were established for our Named Executive Officers in January 2019 after performance results for the prior fiscal year were available. There was no increase in the base salaries of our Named Executive Officers for fiscal 2019.

Annual Bonuses

In fiscal 2019, each Named Executive Officer’s target bonus comprised a significant portion of their respective total cash compensation opportunity, supporting Carnival Corporation & plc’s objective to emphasize pay for performance. Annual bonus payments are intended to reward short-term individual, corporate, and a group of brands’ performance results and achievements. The emphasis on the annual bonus as compared to base salary allows Carnival Corporation & plc to more closely link financial results to individual and overall company performance. Fiscal 2019 bonuses for our Named Executive Officers are reported in the “Summary Compensation Table” under the column labeled “Non-Equity Incentive Plan Compensation.”

For fiscal 2019, the annual bonuses for our Named Executive Officers were determined in accordance with the Carnival Corporation & plc Management Incentive Plan (the “Management Incentive Plan”) described below.

The Management Incentive Plan is designed to focus the attention of our executives, including our Named Executive Officers, on achieving outstanding performance results as reflected by income from the operations of Carnival Corporation & plc as well as other relevant measures. For the Named Executive Officers who are Chief Executive Officers of a group of brands, the Management Incentive Plan is designed to also focus their attention on achieving outstanding performance results as reflected in the operating income of the group of brands they oversee.

Under the Management Incentive Plan, the Corporation Operating Income Target, Brand Operating Income Target and target bonus for each executive are established by the Compensation Committees for each plan year. The respective operating income targets are the adjusted U.S. Generally Accepted Accounting Principles net income of Carnival Corporation & plc, or the respective brand (or group of brands), excluding interest income and expense, other nonoperating income and expense, and income taxes, as reported by Carnival Corporation & plc, or the respective brand (or group of brands), as applicable, for the plan year. The Management Incentive Plan contains clawback and forfeiture provisions in the event of fraud or conduct contributing to any financial restatements or irregularities.

The “Corporation Operating Income Target” and “Brand Operating Income Target” for each year is established by the Compensation Committees taking into account historical performance, company/industry growth, Carnival Corporation & plc’s annual plan, consultation with management, investor guidance (as to the Corporation Operating Income Target), the brand’s annual plan (as to the Brand Operating Income Target) and such other factors as the Compensation Committees deem appropriate.

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In order to measure management’s controllable operating contribution to the company, the Corporation and Brand Operating Income Targets and the actual Corporation and Brand Operating Income achieved for fiscal 2019 were measured using a constant fuel price per ton and constant currency exchange rates.

In January 2019, the Compensation Committees set the Corporation Operating Income Target for fiscal 2019 at $3.604 billion, which was 2.8% more than the actual Corporation Operating Income achieved in fiscal 2018 when normalized for fuel price and currency exchange rate impact, consistent with historical methodology. The Compensation Committees believed that this target represented a challenging performance goal.

Under the Management Incentive Plan, the preliminary bonus amounts payable were dependent upon the amount of Corporation Operating Income achieved as compared to the Corporation Operating Income Target as follows:

Plan Provisions
Corporation Operating Income (in billions)	Performance Level (% of Target Achievement)	Payout Percentage(1)

<$3.337	Below Threshold (<92.6%)	0%

$3.337	Threshold (92.6%)	50%

$3.530	At 97.9%	90%

$3.604	Target (100.0%)	100%

$3.831	Maximum (106.3%)	200%
(1)	The payout curve includes four linear slopes. Payouts between these points are calculated using interpolation.

Bonus funding under the Management Incentive Plan for the Named Executive Officers who are Chief Executive Officers of a group of brands was calculated by reference to a bonus schedule that calibrates the respective weighted Brand Operating Income Target of 50% (proportionally weighted by the size of each brand, when more than one brand is under the scope of the Named Executive Officer) and Corporation Operating Income Target of 50% for the fiscal 2019 plan year with the target bonus.

The Compensation Committees considered the attainment of each brand’s Brand Operating Income Target for fiscal 2019 to be achievable but challenging given each brand’s fiscal 2018 performance.

The fiscal 2019 Brand Operating Income Target for the Holland America Group and Carnival UK (both applicable to Mr. Kruse) were 5.8% and 6.2%, respectively, and the Costa Group (applicable to Mr. Thamm) was 3.1% more than the actual Brand Operating Income achieved in fiscal 2018 when normalized for fuel price and currency exchange rate impact. The Compensation Committees believed that these targets represented challenging performance goals and were both higher than the normalized actual results for fiscal 2018.

In January 2019, the Chief Executive Officer provided the Compensation Committees with his recommendations regarding the fiscal 2019 target bonus amounts under the Management Incentive Plan for our Named Executive Officers (other than himself), in which there was no increase from their fiscal 2018 target bonuses. The Compensation Committees accepted the Chief Executive Officer’s recommendations. The fiscal 2019 target bonuses were, as follows:

Named Executive Officer	Fiscal 2019 Target Bonus
Arnold W. Donald	$3,000,000
David Bernstein	$1,000,000
Stein Kruse	$1,200,000
Arnaldo Perez	$ 450,000
Michael Thamm	€1,116,000

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These amounts were established by the Compensation Committees after taking into consideration the competitive market analysis (described above), historical bonus payout levels, the challenging Corporation Operating Income Target established by the Compensation Committees for fiscal 2019 and the Compensation Committees’ continued philosophy to place emphasis on performance-based pay elements.

Following the end of fiscal 2019, the Compensation Committees reviewed actual Corporation Operating Income and Brand Operating Income results achieved during fiscal 2019, inclusive of adjustments deemed relevant to the performance of Carnival Corporation & plc and the individual brands, under the terms of the Management Incentive Plan.

After taking these adjustments into consideration, the Compensation Committees certified an adjusted Corporation Operating Income amount for fiscal 2019 that was 95.9% of the fiscal 2019 Corporation Operating Income Target and resulted in a preliminary bonus funding.

One factor further modifying the bonus funding percentage was our HESS performance, as determined by the HESS Committees. To make this annual determination, the HESS Committees met regularly with our Chief Maritime Officer to review an extensive analysis of each brand’s and Carnival Corporation & plc’s enterprise-wide performance in HESS-related areas tracked throughout the course of the fiscal year. The analysis includes an evaluation of more than 20 individual factors of HESS performance, within the three categories focused on: safe ships, safe passengers and crew and safe environment. Each factor is evaluated based on each brand’s overall performance and trend. Based on the results of the analysis, the bonuses are adjusted up or down to reflect the HESS performance of the Corporation as a whole for Messrs. Donald, Bernstein and Perez, or the brands overseen by Messrs. Kruse and Thamm.

When the results of the analysis were applied, the result was a preliminary funding based on the Corporation’s 2019 results and the HESS modifier recommended by the HESS Committees, the Compensation Committees approved to the bonus funding equal to 75.0% of Messrs. Donald, Bernstein and Perez’s target bonus.

The adjusted Corporation Operating Income, performance levels and resulting actual performance level payouts for fiscal 2019 as approved by the Compensation Committees were as follows:

Actual Results and Payout
Adjusted Fiscal 2019 Corporation Operating Income (in billions)	Actual Percent of Target Achieved	Actual Fiscal 2019 Payout Percentage
$3.458	95.9%	75.0%

The Compensation Committees also certified an adjusted Brand Operating Income amount for the Holland America Group, Carnival UK and Costa Group for fiscal 2019 that were 84.9%, 99.4% and 85.9% of their respective 2019 Brand Operating Income Targets. Based on these 2019 brand results, their respective HESS modifiers recommended by the HESS Committees, and the adjusted Corporate Operating Income results described above, the result was bonus funding for Messrs. Kruse and Thamm, equal to 47.1% and 38.0% of their respective target bonuses.

The Chief Executive Officer made recommendations to the Compensation Committees for all Named Executive Officer annual bonuses except for his own. The recommendations included a subjective review of the applicable fiscal year overall performance of each Named Executive Officer. The Chief Executive Officer also submitted his self-assessments to the Compensation Committees summarizing his own activities and results as compared to his goals, as well as Carnival Corporation & plc’s overall performance.

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Final bonus amounts were then determined by the Compensation Committees, taking into account the Chief Executive Officer’s recommendations and input from FW Cook. In making their determinations, including whether to vary bonuses from the amount determined under the bonus schedule included in the Management Incentive Plan, the Compensation Committees considered the factors summarized in the “Executive Summary” section above, in addition to the competitive market compensation for each Named Executive Officer and their subjective overall assessment of individual performance in fiscal 2019. After taking into account the factors referred to above, together with an assessment of the individual performance of each of the Named Executive Officers, the Compensation Committees determined not to vary the final bonus amounts determined by the bonus schedule in the Management Incentive Plan. As a result, the bonuses for fiscal 2019 were less than actual bonus amounts for fiscal 2018.

Equity-Based Compensation

A.    General

The Compensation Committees grant equity-based compensation to our Named Executive Officers to provide long-term incentives and align management and shareholder interests. The Compensation Committees believe that a substantial portion of compensation should be equity-based. The equity-based compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance and align the interests of the executive with our shareholders. To further augment these views the equity program for fiscal 2019 was 100% performance-based for our Named Executive Officers and other key executives within Carnival Corporation & plc. For fiscal 2019, this includes three different types of performance-based equity grants:

•	Management Incentive Plan-Tied Equity (“MTE”) grants;
•	Performance-Based Share (“PBS”) grants; and
•	Shareholder Equity Alignment (“SEA”) grants.

These equity grants provide for performance-based vesting or granting criteria and align our senior management team’s long-term compensation opportunities with Carnival Corporation & plc’s long-term performance. In addition, the value of these equity grants serve to link pay and performance in two ways: they have pre- or post-grant performance criteria to determine the number of shares earned and the value of the shares earned appreciate or depreciate based on the trading price of our shares.

Our equity-based compensation grants are made pursuant to the Carnival Corporation 2011 Stock Plan or the Carnival plc 2014 Employee Share Plan, which have been approved by Carnival Corporation & plc’s shareholders. Messrs. Donald, Bernstein, Kruse and Perez received equity grants under the Carnival Corporation 2011 Stock Plan. Mr. Thamm received equity grants under the Carnival Corporation 2011 Stock Plan and the Carnival plc 2014 Employee Share Plan.

The specific equity grants made to our Named Executive Officers reflect the desire of the Compensation Committees to link this compensation to performance. The number and form of equity grants made annually to our Named Executive Officers are determined both in the discretion of the Compensation Committees and pursuant to certain agreements with certain Named Executive Officers. Existing ownership levels are not a factor in grant determinations, as the Compensation Committees do not want to discourage executives from holding significant amounts of Carnival Corporation and Carnival plc shares.

The value of equity grants made to our Named Executive Officers other than the Chief Executive Officer was determined by the Compensation Committees after reviewing the recommendation of the Chief Executive Officer and the Chair of the Boards of Directors and the other elements of the Named

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Executive Officer’s current year compensation, taking into account the position and role of the Named Executive Officer, the individual performance in the preceding fiscal year and historically, and the perceived future value to Carnival Corporation & plc. When reviewing the competitive market assessment provided by FW Cook for total direct compensation, the Compensation Committees also evaluated the long-term and short-term incentive compensation components to confirm that the value of a Named Executive Officer’s aggregate equity-based compensation and total direct compensation remains generally competitive. Similar to the approach taken for the other Named Executive Officers, the value of equity grants made to the Chief Executive Officer was determined by the Compensation Committees after consultation with FW Cook, taking into account his position and role, his individual performance, perceived future value and competitive market position.

B.    Disclosure and the Timing of Equity-Based Compensation

The Compensation Committees met in January 2019 to determine the target values of the MTE grants, the SEA grants and the PBS grants, all of which are part of the equity-based compensation for key executives in fiscal 2019.

The fiscal 2019 MTE grant was made in January 2020 once the Management Incentive Plan performance result was assessed and verified. Because the MTE grants are based on 2019 performance, the Compensation Committees believe that the discussion of these equity-based grants made after fiscal year end is important to understanding the overall Named Executive Officer compensation for the preceding year.

Accordingly, we describe below the MTE grants made in early 2020 and the MTE grants made in early 2019 (which were discussed previously in last year’s Proxy Statement but first appear in the “Summary Compensation Table” and “Grants of Plan-Based Awards in Fiscal 2019” table in this year’s Proxy Statement).

C.    Fiscal 2019 Annual Grants

2019 MTE Grants. In January 2019, the Compensation Committees approved an MTE target grant value for each of our Named Executive Officers and certain other executives. Each target grant value was determined after consideration of recommendations received from the Chief Executive Officer and the Chair of the Boards of Directors, as well as reviewing the scope of the Named Executive Officer’s responsibilities, performance and long-term retention considerations. There was no increase in the MTE target for the Named Executive Officers for fiscal 2019.

Following the end of fiscal 2019, the actual 2019 Management Incentive Plan payout percentage is applied to the MTE target grant value to determine the actual MTE grant values, which may be from zero to 200% of target. In January 2020, the actual MTE grant value earned was converted into a number of RSUs that cliff vest two years from the date of grant. The MTE grants do not receive dividends or have voting rights. Each MTE RSU is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares. The dividend equivalents will be distributed upon the settlement of the MTE RSUs only upon vesting. Please see the “Equity Grants Made During Fiscal 2020 as Compensation for Fiscal 2019” table for additional MTE grant details.

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The MTE grants made to our Named Executive Officers in January 2020 were as follows:

Named Executive Officer	MTE Target Value(1)		2019 Payout Percentage		MTE Grant Value		Closing Price on Grant Date(1)		RSUs Received(2) (#)
Arnold W. Donald	$1,500,000	x	75.0%	=	$1,125,000	÷	$51.90	=	21,676
David Bernstein	$ 400,000	x	75.0%	=	$300,000	÷	$51.90	=	5,780
Stein Kruse	$ 500,000	x	47.1%	=	$235,500	÷	$51.90	=	4,537
Arnaldo Perez	$ 250,000	x	75.0%	=	$187,500	÷	$51.90	=	3,612
Michael Thamm	€ 465,000	x	38.0%	=	€176,700	÷	€ 43.75	=	4,050
(1)

The closing price on the grant date is calculated by reference to the price of Carnival Corporation common stock or Carnival plc ordinary shares on the New York Stock Exchange or London Stock Exchange, respectively, on the date of grant. The MTE grant made to Mr. Thamm is based on Carnival plc ordinary shares denominated in sterling. Because Mr. Thamm is compensated in euros, the Carnival plc ordinary share closing price on the grant date of £37.08 has been converted into euros based on an exchange rate of €1.1766:£1.

(2)	RSUs received have been rounded down to the nearest whole share.

Although considered to be compensation for performance in fiscal 2019, the MTE grants were made in early fiscal 2020 and, in accordance with SEC disclosure rules, are not shown in the “Grants of Plan-Based Awards in Fiscal 2019” table or included in the “Outstanding Equity Awards at 2019 Fiscal Year-End” table, and the grant date fair value of those shares are not reflected in the “Summary Compensation Table.” These grants will be reflected in the executive compensation tables in next year’s Proxy Statement. The MTE grants made during January 2019 were previously discussed in detail in our 2019 Proxy Statement. However, as discussed above, due to SEC disclosure rules, the grant date fair value of these grants are included in this Proxy Statement’s “Summary Compensation Table” and “Grants of Plan-Based Awards in Fiscal 2019” table.

2019 PBS Grants. The PBS grants made to our Named Executive Officers and other key executives in January 2019 vest zero to 200% of target based upon the extent to which Corporation Operating Income, as adjusted for certain fuel price change and currency exchange rate impacts, for each of the three fiscal years in the 2019-2021 performance cycle and the average of each annual ROIC result for the three-year performance cycle exceeds the specified performance goals. Under the terms of the grant, the Corporation Operating Income result is weighted 60% and ROIC result is weighted 40%. The maximum payout is 200% of target. The Corporation Operating Income target and ROIC target will be disclosed at the end of the performance period (as these targets are deemed strategic and commercially sensitive).

The Compensation Committees believe that growth in the Corporation Operating Income is a critical measure of Carnival Corporation & plc’s ability to maintain and grow earnings over time. The grants further align an increasing proportion of the total compensation of key members of our management team (116 senior managers worldwide, including our Named Executive Officers) with the long-term growth of Carnival Corporation & plc.

The Compensation Committees approved the PBS grants to our Named Executive Officers after an evaluation of current market practice, the aggregate market positioning of total direct compensation, and the Compensation Committees’ focus on the alignment between our Named Executive Officer’s pay outcomes and Carnival Corporation & plc’s long-term performance.

2019 SEA Grants. In January 2019, the Compensation Committees made SEA grants to the Named Executive Officers and certain other key executives. All Named Executive Officers received SEA grants in the form of RSUs of Carnival Corporation common stock.

The SEA grant is based upon Carnival Corporation’s absolute TSR performance as modified by our TSR rank relative to the Peer Group over the period of December 1, 2018 through November 30, 2021.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report—Part I

The maximum possible payout is six times the target number of SEA RSUs, subject to a value cap of seven times the grant date value. While dividends are taken into account in assessing the TSR calculations, these RSUs do not accrue any dividends over the performance period. Absolute TSR growth is calculated using the 45-day average stock price as of December 1, 2018 of $52.88. The earned shares will vest after the Compensation Committees certify the results and are contingent upon continued employment.

The SEA grant requires an absolute TSR condition that is linked to Carnival Corporation’s share price growth as follows:

Goal Levels	Absolute TSR Compound Annual Growth per Year (%)	Vesting	Payout (%)
Below Threshold	Less than 7	0.0%	0
Threshold	7	At 7%, each 0.3% increase in the compound annual growth rate increases the absolute TSR vesting by 5.6% of the initial number of SEA restricted stock units granted until the maximum growth is reached	50
Target	9.7		100
Maximum	20.4	At maximum, three times the initial number of SEA restricted stock units granted is earned subject to a cap that the number of shares be reduced to such shares as have a value equal to seven times the grant date value if, at the end of the performance period, they would then be worth more than seven times the grant date value	300

The absolute TSR payout percentage is then multiplied by a modifier tied to Carnival Corporation’s TSR ranking relative to the 2019 Peer Group which may increase or decrease the absolute TSR result, as follows:

Quintile	First	Second	Third	Fourth	Fifth
Relative TSR Ranking (%)	0-14	15-29	30-69	70-84	85-100
Relative TSR Modification (%)	33	75	100	125	200

The Compensation Committees believe that these SEA grants provide the Name Executive Officers with meaningful upside tied explicitly to shareholder outcomes and create alignment among the Named Executive Officers and senior management team.

The SEA grants made to our Named Executive Officers in January 2019 are included in the “Grants of Plan-Based Awards in Fiscal 2019” table.

D.    Disclosure of Prior Years’ Equity Grant Results

2017 PBS Grants. The 2017 PBS grants made to the Named Executive Officers in April 2017 reached the end of the performance period at the end of fiscal 2019 and vested on February 14, 2020. Under the terms of the 2017 PBS grant, shares vested based upon the extent to which Corporation Operating Income (70% weighting), as adjusted for 100% of year-over-year fuel price changes and currency exchange rate impact for each of fiscal 2017, 2018 and 2019 and three-year average ROIC result (30% weighting) reached or exceeded the following:

Goal Level	2017 Annual Corporation Operating Income Growth Goal (%)	2017 Corporation Operating Income Goal ($ in billions)	2018-2019 Corporation Operating Income Growth Goal ($ in billions)	2018 Corporation Operating Income Goal ($ in billions)	2019 Corporation Operating Income Goal ($ in billions)	2019 ROIC Growth Goal (%)	Payout for Operating Income & ROIC Goals (%)
Threshold	4	2.823	4	3.328	3.427	9.5	50
Target	10	3.000	10	3.520	3.625	9.8	100
Maximum	17	3.229	15	3.680	3.789	10.3	200

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The Corporation Operating Income and ROIC results for the 2017 PBS grant were as follows:

Operating Income and ROIC Results	2017 Corporation Operating Income ($ in billions)	2018 Corporation Operating Income ($ in billions)	2019 Corporation Operating Income ($ in billions)	2019 ROIC
Annual Adjusted Operating Income	$3.102	$3.613	$3.447
Percent of Target Annual Adjusted Operating Income Growth	103.39%	112.91%	104.62%
Annual Operating Income Growth Payout	144.48%	158.24%	55.19%
Three-year Average ROIC Growth				9.77%

The fiscal 2017, 2018 and 2019 annual adjusted Corporation Operating Income growth payout percentages were averaged, and the three-year average ROIC result was calculated to determine the respective payout percentages that were then weighted to obtain a final payout percentages, as follows:

Payout % and TSR Modifier	Unweighted Payout (%)	Weighting (%)	Weighted Payout (%)
Average Annual Adjusted Operating Income Payout	119.30	70	83.51
ROIC Payout	94.37	30	28.31
Final Payout after TSR Modifier			111.82

Based on these performance measures, the Named Executive Officers received the following:

Named Executive Officer	2017 PBS Earned Shares(1) (#)
Arnold W. Donald	57,050
David Bernstein	16,163
Stein Kruse	22,820
Arnaldo Perez	9,508
Michael Thamm	23,184

(1)	Additional shares will be provided to take into account dividend reinvestment during the period.

Perquisites and Other Compensation

Our Named Executive Officers are provided various perquisites believed by the Compensation Committees to be representative of common practices for executives in their respective countries. Some of Messrs. Donald’s and Thamm’s perquisites and other benefits are provided pursuant to terms of their employment agreements. The Compensation Committees, with the assistance of FW Cook, review perquisites provided to our Named Executive Officers on a periodic basis and take into account each Named Executive Officer’s particular circumstances and overall level of compensation, and believe that perquisites provided by Carnival Corporation & plc continue to be an appropriate element of the overall compensation package used to attract and retain such officers.

The Compensation Committees have approved a policy to establish procedures and controls as to the authorized use of aircraft owned or chartered by Carnival Corporation & plc (the “Aircraft”). According to the policy, the Aircraft can only be used for business purposes. Guests may accompany these executives when traveling. The Compensation Committees have also agreed to allow Mr. Donald to use the Aircraft for personal use so long as the incremental cost to Carnival Corporation & plc does not exceed $200,000 per year. Once that threshold is reached, Mr. Donald will reimburse us for those

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costs. The Compensation Committees determined that the Aircraft usage policy and levels of usage and costs were consistent with those offered by large multinational companies like Carnival Corporation & plc.

The perquisites received by each Named Executive Officer in fiscal 2019, as well as their incremental cost to Carnival Corporation & plc, are reported in the “Summary Compensation Table” and its accompanying footnotes.

Post-Employment Compensation Obligations

Carnival Corporation & plc does not have any change of control agreements that provide cash severance to our Named Executive Officers upon a change of control of Carnival Corporation & plc, with the exception of the employment agreement with Mr. Donald. Carnival Corporation & plc does not have employment agreements with any of our Named Executive Officers that provide cash severance benefits in connection with the termination of the executive’s employment, with the exception of employment agreements with Messrs. Donald and Thamm.

Mr. Donald’s employment agreement is subject to renewal annually on October 14th of each year. If Mr. Donald wishes to leave prior to the end of the current term, he would generally need to provide at least 60 days’ written notice. The payments to Mr. Donald in the event of termination are set forth in the “Post-Employment Cash Compensation Obligations to Mr. Donald” section.

Mr. Thamm’s employment agreement provides that he is generally entitled to an amount equal to 50% of his total remuneration most recently received by him as compensation for his agreement not to engage in competition with us. The Compensation Committees believe that the severance benefits provided to Mr. Thamm under his employment agreement are reasonable and in accordance with market practice in the European Union.

Upon termination of employment for certain circumstances or upon a change of control, our Named Executive Officers may be entitled to retain or receive accelerated vesting of equity grants. Under the terms of the Carnival Corporation 2011 Stock Plan and the Carnival plc 2014 Employee Share Plan, however, the default provision upon a change in control would provide only for a “double trigger” acceleration of equity grants (such that no acceleration would occur unless the participant’s employment were subsequently terminated by Carnival Corporation & plc (or its successor) without cause). These benefits are provided under the terms of the plans pursuant to which the equity grants were made, the grant agreement and under individual agreements with certain Named Executive Officers. However, none of our Named Executive Officers are entitled to receive any tax gross-up payments in respect of their severance benefits or accelerated equity grants. The benefits that our Named Executive Officers may be eligible to receive in connection with the termination of their employment or upon a change of control are described in detail in the “Potential Payments Upon Termination or Change of Control” section.

The Compensation Committees believe that these arrangements are reasonable and encourage an executive to comply with post-termination non-compete and other restrictive covenants and to cooperate with us both before and after their employment is terminated.

Pensions and Deferred Compensation Plans

Carnival Corporation & plc do not operate pension programs for the Named Executive Officers.

In lieu of participation in the Carnival Corporation Nonqualified Savings Plan under which plans were discontinued in accordance with Section 457A of the U.S. Internal Revenue Code, the Compensation Committees approved payment of additional annual compensation directly to these employees in an

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amount equal to what would have been deposited on behalf of those employees into that plan, less, as described below, any amount Carnival Corporation contributes to the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan (the “401(k) Plan”). These payments are taxable as ordinary income.

Beginning with the 2010 calendar year, the 401(k) Plan was amended and currently allows Messrs. Donald, Bernstein and Perez (as well as all other highly compensated employees) to defer a limited amount of compensation into the 401(k) Plan subject to nondiscrimination testing. Similarly, Carnival Corporation shall make a matching contribution to the 401(k) Plan under the plan’s formula, subject to nondiscrimination testing.

Stock Ownership Requirements

Our Boards of Directors and Compensation Committees believe it is important for Directors and executive officers to build and maintain a long-term ownership position in Carnival Corporation or Carnival plc shares in order to align their financial interests with those of our shareholders and to encourage the creation of long-term value. Our compensation structure provides for a significant percentage of compensation to be equity-based, which places a substantial portion of compensation at risk over a long-term period. Accordingly, our executive officers, including our Named Executive Officers, are subject to a stock ownership policy. The policy specifies target ownership levels of Carnival Corporation or Carnival plc shares for each executive expressed in terms of the value of the equity holdings (excluding PBS and SEA grants which have not vested) as a multiple of each executive officer’s base salary. The target ownership levels are as follows:

Officers	Ownership Target Multiple of Base Salary
Chair and/or Chief Executive Officer	6X salary
Vice Chair and/or Chief Operating Officer	4X salary
Other Executive Officers	3X salary

Individuals who are newly designated as executive officers are expected to be in compliance with the stock ownership policy within five years of the date of becoming an executive officer. All of our Named Executive Officers are in compliance with the stock ownership policy. Carnival Corporation & plc does not make any commitment to any persons covered by the stock ownership policy that they will receive any particular level of equity-based grants.

The stock ownership policy provides that executive officers be required to retain at least 50% of the shares received upon release after deducting withholding taxes, until their target ownership is achieved.

Hedging Policy

Because we believe it is improper and inappropriate for any Board member or employee to engage in short-term or speculative transactions involving Carnival Corporation & plc securities, our Securities Trading Policy provides that they may not engage in any of the following activities with respect to Carnival Corporation & plc securities at any time:

•	purchasing of shares of either Carnival Corporation or Carnival plc on margin;
•	short sales; or
•	buying or selling puts, calls or other derivatives in respect of Carnival Corporation & plc securities.

Board members and employees may pledge shares, including as part of a margin account, but they are warned that sales of such shares could have securities law implications, including under Section 16 of the U.S. Securities Act.

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Report of the Compensation Committees

Although we discourage speculative hedging transactions, employees (other than executive officers) are permitted to engage in long-term hedging transactions that are designed to protect their investment in Carnival Corporation and Carnival plc shares (i.e., the hedge must be for at least one year and relate to shares or options held by the individual). Any such transactions must be pre-cleared by the Legal Department. Because these activities raise issues under the U.S. federal securities laws, any person intending to engage in permitted hedging transactions is strongly urged to consult his or her own legal counsel.

Our Securities Trading Policy provides additional restrictions for Directors and executive officers. They are prohibited from purchasing, selling or writing any exchange-traded call and put options that have Carnival Corporation or Carnival plc shares as the underlying security. In addition, Directors and executive officers may not engage in any hedging transaction on Carnival Corporation or Carnival plc shares that they beneficially own, including, but not limited to, “forward contracts,” “collars,” “equity swaps” or “straddles.”

Impact of Regulatory Requirements on Compensation

In making determinations regarding executive compensation, the Compensation Committees consider relevant issues relating to accounting treatment, tax treatment (both company and individual) and regulatory requirements. The global nature of Carnival Corporation & plc’s operations necessarily means that monitoring these technical issues and considering their potential impact on the appropriate design and operation of executive remuneration programs is an increasingly complex exercise. Technical issues are evaluated in light of Carnival Corporation & plc’s philosophy and objectives for executive compensation and their corporate governance principles, as described earlier in this Compensation Discussion and Analysis.

REPORT OF THE COMPENSATION COMMITTEES

The Compensation Committees have reviewed the Compensation Discussion and Analysis and discussed it with the management of Carnival Corporation & plc. Based on their review and discussions with management, the Compensation Committees recommended to our Boards of Directors that the Compensation Discussion and Analysis be incorporated by reference into the Carnival Corporation & plc 2019 joint Annual Report on Form 10-K and included in the Carnival Corporation & plc 2020 Proxy Statement. This Report is provided by the following independent Directors, who comprise the Compensation Committees(1):

The Compensation Committee of Carnival Corporation	The Compensation Committee of Carnival plc
Randall J. Weisenburger, Chair	Randall J. Weisenburger, Chair
Richard J. Glasier	Richard J. Glasier
Laura Weil	Laura Weil
(1)

Ms. Deeble was appointed to the Compensation Committees effective February 1, 2020 and did not participate in the Compensation Committees’ review, discussion or recommendation with respect to the matters covered by the Report of the Compensation Committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2019, the Compensation Committees were comprised entirely of three independent Directors listed above. On February 1, 2020, Helen Deeble joined the Compensation Committees. No member of the Compensation Committees is a current, or during fiscal 2019 was a former, officer or

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Compensation Tables

employee of Carnival Corporation, Carnival plc or any of their subsidiaries. During fiscal 2019, no member of the Compensation Committees had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In fiscal 2019, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of Carnival Corporation or Carnival plc.

COMPENSATION TABLES

Although Carnival Corporation and Carnival plc are two separate entities, our business is run by a single senior management team. The following tables, narrative and footnotes discuss the compensation of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers for the year ended November 30, 2019, who are referred to as the Named Executive Officers. Mr. Thamm’s cash compensation was payable in euro. These euro amounts have been converted into U.S. dollars at the average U.S. dollar to euro exchange rate for fiscal 2019 of $1.12:€1.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Arnold W. Donald	2019	1,500,000	7,111,120	2,250,000	288,394	11,149,514
President & CEO	2018	1,500,000	7,028,094	4,689,000	289,790	13,506,884
	2017	1,500,000	6,821,713	4,377,000	347,362	13,046,075
David Bernstein	2019	750,000	1,979,949	750,000	292,472	3,772,421
CFO & CAO	2018	750,000	1,959,205	1,563,000	283,589	4,555,794
	2017	750,000	2,094,331	1,459,000	221,746	4,525,077
Stein Kruse	2019	925,000	2,559,153	565,200	84,039	4,133,392
Group CEO of Holland	2018	925,000	2,704,688	1,808,400	78,305	5,516,393
America Group & Carnival UK	2017	925,000	2,713,268	2,097,600	95,117	5,830,985
Arnaldo Perez	2019	450,000	1,016,893	337,500	266,016	2,070,409
General Counsel & Secretary	2018	450,000	996,096	703,350	256,462	2,405,908
	2017	450,000	1,024,532	656,550	238,623	2,369,705
Michael Thamm	2019	963,480	3,284,809	474,970	476,915	5,200,173
CEO of Costa	2018	1,023,698	2,415,232	1,760,981	83,666	5,283,577
Group & Carnival Asia	2017	963,480	2,306,767	912,442	117,534	4,300,223
(1)

No stock option grants were made in fiscal 2017 through 2019. The amounts included in the “Summary Compensation Table” reflect the grant date fair value, assuming no risk of forfeiture, of the grants of Carnival Corporation restricted shares and Carnival plc RSUs made to our Named Executive Officers in fiscal 2019, calculated in accordance with ASC 718. The valuation of share-based grants is discussed in Notes 2 and 12 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2019. The amounts reflect the grant date fair value (100% of target) of the annual SEA and PBS grants made in January 2019, calculated in accordance with ASC 718. The grant date fair value of the annual SEA grants and PBS grants assuming combined maximum performance (being 600% and 200% of target, respectively) is $16,600,158 for Mr. Donald, $4,728,596 for Mr. Bernstein, $6,034,312 for Mr. Kruse, $1,757,126 for Mr. Perez and $6,226,989 for Mr. Thamm. For the proceeds actually received by the Named Executive Officers upon the vesting of restricted shares or RSUs, see the “Stock Vested for Fiscal 2018” table. For the grant date fair value of equity grants made to our Named Executive Officers as compensation for fiscal 2019, which grants were made in January 2020, see the “Equity Grants Made During Fiscal 2020 as Compensation for Fiscal 2019” table.

(2)	See the “All Other Compensation” table for additional information.

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COMPENSATION

Compensation Tables

The amounts set forth in the column entitled Stock Awards in the “Summary Compensation Table” do not represent the equity-based compensation granted as compensation for fiscal 2019. As required by SEC rules and as described in Note 1 to the “Summary Compensation Table,” the amounts reported in this column only reflect the PBS, SEA and MTE grants made during fiscal 2019. The amounts reported in this column do not include value associated with MTE grants made in January 2020 that are described in the Compensation Discussion and Analysis. The MTE grants made to our Named Executive Officers in January 2020 as compensation for fiscal 2019 are as follows:

Equity Grants Made During Fiscal 2020 as Compensation for Fiscal 2019

Name	Grant Date Fair Value of Stock Awards(1) ($)

Arnold W. Donald	1,124,984

David Bernstein	299,982

Stein Kruse	235,470

Arnaldo Perez	187,463

Michael Thamm	195,226
(1)

The amounts are the full value of the MTE grants on January 17, 2020, the date the grants were made effective. The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the January 17, 2020 exchange rate of $1.30:£1. The full grant date fair value for a grant is the amount that Carnival Corporation & plc will expense in their financial statements over the grant’s vesting period or until the retirement eligibility date, if such date is earlier than the vesting date, when vesting is not contingent upon any future performance. The full grant date fair value may not correspond to the actual value that will be realized.

All Other Compensation

Each component of the All Other Compensation column in the “Summary Compensation Table” for fiscal 2019 is as follows:

Item	Arnold W. Donald ($)	David Bernstein ($)	Stein Kruse ($)	Arnaldo Perez ($)	Michael Thamm ($)

Profit sharing contribution	61,890	208,170	16,022	173,003	—

Employer contributions to defined contribution plan	8,400	8,400	5,667	8,400	—

Private medical/health insurance costs and premiums(1)	52,381	46,862	25,217	61,015	11,605

Accidental death and dismemberment insurance premiums	104	104	—	104	16,350

Automobile lease or allowance	24,000	11,400	13,000	11,400	18,757

Personal use of Aircrafts(2)	131,616	—	—	—	—

Other personal air travel	—	5,573	11,626	2,667	—

Driver and security	—	—	—	—	29,353

Reimbursement of advisor fees(3)	—	—	—	—	283,000

Tax gross-up for advisor fees(3)	—	—	—	—	114,444

Other(4)	10,003	11,963	12,507	9,427	3,406

TOTAL	288,394	292,472	84,039	266,016	476,915
(1)

Certain of our Named Executive Officers are eligible to participate in an executive health insurance program, which includes a fully insured plan and a secondary insured plan. Amounts reported represent the cost of the premiums paid on a Named Executive Officer’s behalf under these plans plus the additional costs of medical services rendered during the fiscal year. Named Executive Officers participating in this plan generally have until March 31, 2020 to submit their 2019 claims for reimbursement, and as a result, these amounts may increase. The maximum amount that may be reimbursed in any year under the secondary plan is $20,000.

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COMPENSATION

Compensation Tables

(2)

Represents the aggregate incremental cost to Carnival Corporation & plc for travel on the Aircraft not related to company business. The aggregate incremental cost for the use of the Aircraft for personal travel is calculated by multiplying the hourly variable cost rate for the Aircraft used by the hours used. The hourly variable cost rate primarily includes fuel, airport handling and other fees, Aircraft repairs and maintenance, crew expenses and catering. The hourly variable cost rate is recomputed annually to reflect changes in costs. Fixed costs which do not change based on usage, such as pilots’ salaries, Aircraft depreciation and overhead costs, are excluded.

(3)

In connection with the reimbursement of over withheld taxes described in the “Transactions with Related Persons” section, we reimbursed a portion of Mr. Thamm’s advisor fees incurred in connection with that transaction and provided an additional payment to cover taxes incurred related to the reimbursement.

(4)

Includes the total amount of other benefits provided, none of which individually exceeded $10,000 for the designated Named Executive Officer. These other benefits include: automobile repair and expenses, life insurance premiums and gross-ups for a portion of income taxes for spousal travel.

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2019 for Non-Executive Directors is included in Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

Grants of Plan-Based Awards in Fiscal 2019

Equity grants and non-equity awards made to the Named Executive Officers during fiscal 2019 are as follows:

	Grant		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1) ($)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2) (#)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
Name	Type	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)	($)
Arnold W. Donald			1,500,000	3,000,000	6,000,000
	MTE	1/14/2019							44,913	2,344,459
	SEA	1/14/2019				17,500	35,000	210,000		1,766,709
	PBS	1/29/2019				26,662	53,323	106,646		2,999,952
David Bernstein			500,000	1,000,000	2,000,000
	MTE	1/14/2019							11,977	625,199
	SEA	1/14/2019				5,000	10,000	60,000		504,774
	PBS	1/29/2019				7,554	15,108	30,216		849,976
Stein Kruse			600,000	1,200,000	2,400,000
	MTE	1/14/2019							14,434	753,455
	SEA	1/14/2019				6,000	12,000	72,000		605,729
	PBS	1/29/2019				10,665	21,329	42,658		1,199,970
Arnaldo Perez			225,000	450,000	900,000
	MTE	1/14/2019							7,485	390,717
	SEA	1/14/2019				1,250	2,500	15,000		126,194
	PBS	1/29/2019				4,444	8,887	17,774		499,983
Michael Thamm			714,240	1,428,480	2,856,960
	MTE	1/14/2019							13,600	702,413	(5)
	SEA	1/14/2019				6,000	12,000	72,000		605,729
	RSA	1/16/2019							13,000	680,359	(5)
	PBS	1/29/2019				11,795	23,590	47,180		1,296,308	(5)
(1)

Represents the potential value of the payout of the annual bonuses under the Management Incentive Plan for fiscal 2019 performance. The Non-Equity Incentive Plan awards were made under the Management Incentive Plan. The actual amount of a Named Executive Officer’s annual bonus paid in fiscal 2020 for fiscal 2019 performance is shown in the “Summary Compensation Table” in the “Non-Equity Incentive Plan Compensation” column. For a more detailed description of the potential payout under each plan, see the description in the “2019 Annual Bonuses” section of the Compensation Discussion and Analysis.

(2)

Represents the potential number of shares under the annual PBS and SEA grants. For a more detailed description of the potential payout under annual PBS and SEA grants, see the description in the “Fiscal 2019 Annual Grants” section of the Compensation Discussion and Analysis.

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COMPENSATION

Compensation Tables

(3)

Represents the number of shares under the annual MTE grants made in fiscal 2019 under the Carnival Corporation 2011 Stock Plan, with the exception of Mr. Thamm. Mr. Thamm received an MTE grant under the Carnival plc 2014 Employee Share Plan.

(4)

Represents the full grant date fair values of the equity grants made in fiscal 2019, which were determined based on the assumptions set forth in Notes 2 and 12 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2019 (disregarding estimated forfeitures). The full grant date fair value for a grant is the amount that Carnival Corporation & plc will expense in their financial statements over the grant’s vesting schedule or until the retirement eligibility date, if such date is earlier than the vesting date, when vesting is not contingent upon future performance. The full grant date fair value may not correspond to the actual value that will be realized.

(5)	The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the January 14, 2019 exchange rate of $1.28:£1.

Narrative Disclosure to the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal 2019” Table

Employment Agreements

Two of our Named Executive Officers have employment agreements as follows:

•

Mr. Donald entered into an employment agreement in October 2013, which was amended in October 2016, setting forth the contractual and economic terms of his post as the President and Chief Executive Officer of Carnival Corporation & plc. The employment agreement is subject to automatic renewal annually. Mr. Donald’s compensation is determined at the discretion of the Boards of Directors.

•

Mr. Thamm entered into a new agreement in April 2017 setting forth the contractual and economic terms of his post as the Chief Executive Officer of Costa Group and Carnival Asia. Mr. Thamm’s compensation is determined at the discretion of the Compensation Committees.

For more detailed information regarding the employment agreements, please refer to the Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2019 joint Annual Report on Form 10-K.

Annual Bonus Plans

Annual bonuses for our Named Executive Officers are determined based on the Management Incentive Plan. For more detailed information regarding this plan, please refer to the Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2019 joint Annual Report on Form 10-K.

Equity-Based Compensation

The Compensation Committees made MTE, SEA and PBS grants in January 2019, all in the form of RSUs to our Named Executive Officers.

The MTE, SEA and PBS grants do not receive dividends or have voting rights. Each MTE and PBS grant is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares. The dividend equivalents are settled only when these RSUs are released from restriction. The SEA grants do not accrue any dividends over the performance period.

Please refer to the Compensation Discussion and Analysis for additional detail on these grants. For further information regarding forfeiture and treatment upon termination or change of control, refer to the “Potential Payments Upon Termination or Change of Control” section.

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COMPENSATION

Compensation Tables

Outstanding Equity Awards at Fiscal 2019 Year-End

Our Named Executive Officers do not hold options for either Carnival Corporation or Carnival plc shares. Information with respect to outstanding Carnival Corporation restricted shares and RSUs granted by Carnival Corporation & plc to and held by our Named Executive Officers as of November 30, 2019, except for Mr. Thamm whose RSUs are related to Carnival plc ordinary shares, is as follows:

	Stock Awards
Name	No. of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Arnold W. Donald	30,161	(2)	1,359,658	51,020	2,571,839	(3)
	31,939	(4)	1,439,810	43,623	1,966,525	(5)
	44,913	(6)	2,024,678	53,323	2,403,801	(7)
				35,000	0	(8)
				35,000	1,577,800	(9)
				35,000	1,577,800	(10)

TOTAL	107,013			252,966
David Bernstein	5,745	(2)	258,985	14,455	728,654	(3)
	4,259	(4)	191,996	12,360	557,189	(5)
	5,989	(6)	269,984	15,108	681,069	(7)
				10,000	0	(8)
				10,000	450,800	(9)
				10,000	450,800	(10)

TOTAL	15,993			71,923
Stein Kruse	7,082	(2)	319,257	20,408	1,028,736	(3)
	6,378	(4)	287,520	17,449	786,601	(5)
	7,217	(6)	325,342	21,329	961,511	(7)
				12,000	0	(8)
				12,000	540,960	(9)
				12,000	540,960	(10)

TOTAL	20,677			95,186
Arnaldo Perez	6,893	(2)	310,736	8,503	428,623	(3)
	5,323	(4)	239,961	7,270	327,732	(5)
	7,485	(6)	337,424	8,887	400,626	(7)
				2,500	0	(8)
				2,500	112,700	(9)
				2,500	112,700	(10)

TOTAL	19,701			32,160
Michael Thamm	7,169	(2)	300,811	20,734	972,832	(3)
	6,042	(4)	253,522	20,474	859,089	(5)
	13,600	(6)	570,656	23,590	989,836	(7)
				12,000	0	(8)
				12,000	540,960	(9)
				12,000	540,960	(10)

TOTAL	26,811			100,798
(1)

Market value of the stock awards is based on the closing price of Carnival Corporation common stock on November 29, 2019 of $45.08, except for the Carnival plc RSUs granted to Mr. Thamm under the Carnival plc 2014 Employee Share Plan, which are based on closing price of Carnival plc ordinary shares on November 29, 2019 of £32.53, which has been converted into $41.96 based on the November 29, 2019 exchange rate of $1.29:£1.

(2)	Restrictions lapsed on January 17, 2020.
(3)

Market value reflects the final performance payout of 111.82% of target on the April 2017 PBS grant for which the performance period ended on November 30, 2019. These grants vested based upon the extent to which annual Operating Income, as adjusted for fuel price changes and currency exchange rate impacts for each of the three fiscal years in the 2017-2019 performance cycle and ROIC for the three-year performance cycle. The TSR modifier had no impact. Additional shares were provided to take into account dividend reinvestment during the performance period.

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COMPENSATION

Compensation Tables

(4)	Restrictions lapsed on January 16, 2020.
(5)

Market value of based on target performance assuming 100% payout on the February 2018 PBS grant as at November 30, 2019. These grants vest zero to 200% of target based upon the extent to which annual Operating Income, as adjusted for fuel price changes and currency exchange rate impacts, for each of the three fiscal years in the 2018-2020 performance cycle and the average of ROIC results for the three-year performance cycle, exceeds specified performance goals.

(6)	Restrictions lapse on January 14, 2021.
(7)

Market value is based on target performance assuming 100% payout on the January 2019 PBS grant as at November 30, 2019. These grants vest zero to 200% of target based upon the extent to which annual Operating Income, as adjusted for fuel price changes and currency exchange rate impacts, for each of the three fiscal years in the 2019-2021 performance cycle and the average of ROIC results for the three-year performance cycle, exceeds specified performance goals.

(8)

Market value reflects final performance for the January 2017 SEA grant as at November 30, 2019. These grants vest zero to 300% of target based on attaining certain absolute TSR growth goals and may be modified by TSR rank relative to our 2017 Peer Group at the end of a three-year performance period. The maximum relative TSR modification is 200% of the absolute TSR performance for a combined maximum payout of six times target. The 2017 SEA grant is also subject to a value cap of seven times the grant date value. Threshold performance was not achieved resulting in no payout.

(9)

Market value is based on target performance assuming 100% payout on the April 2018 SEA grant as at November 30, 2019. These grants vest zero to 300% of target based on attaining certain absolute TSR growth goals and may be modified by TSR rank relative to our 2018 Peer Group at the end of a three-year performance period. The maximum relative TSR modification is 200% of the absolute TSR performance for a combined maximum payout of six times target. The 2018 SEA grant is also subject to a value cap of seven times the grant date value.

(10)

Market value is based on target performance assuming 100% payout on the January 2019 SEA grant as at November 30, 2019. These grants vest zero to 300% of target based on attaining certain absolute TSR growth goals and may be modified by TSR rank relative to our 2019 Peer Group at the end of a three-year performance period. The maximum relative TSR modification is 200% of the absolute TSR performance for a combined maximum payout of six times target. The 2019 SEA grant is also subject to a value cap of seven times the grant date value.

Stock Vested for Fiscal 2019

None of our Named Executive Officers held options during fiscal 2019. The following table provides information for our Named Executive Officers on the number of shares acquired upon the vesting of RSUs and the value realized, before the payment of any applicable withholding tax and broker commissions.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Arnold W. Donald	112,234	6,223,106

David Bernstein	38,086	2,114,187

Stein Kruse	57,919	3,189,395

Arnaldo Perez	23,257	1,287,634

Michael Thamm	48,802	2,531,237
(1)

The fair market value of Carnival Corporation common stock realized on vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the New York Stock Exchange on the date of vesting. The fair market value of Carnival plc ordinary shares realized on vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the London Stock Exchange on the date of vesting. The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the exchange rate on the date of exercise or vesting.

Pension Benefit in Fiscal 2019

None of the Named Executive Officers participate in any defined benefit pension plans sponsored by Carnival Corporation or Carnival plc.

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COMPENSATION

Potential Payments Upon Termination or Change of Control

Nonqualified Deferred Compensation in Fiscal 2019

None of the Named Executive Officers participate in any non-qualified deferred compensation plans sponsored by Carnival Corporation or Carnival plc.

Messrs. Donald, Bernstein and Perez and other Carnival Corporation employees who are deemed highly compensated employees under IRS regulations are paid the equivalent of an annual matching award (less any amount actually contributed by Carnival Corporation to the 401(k) Plan on their behalf as a matching contribution) and profit sharing contribution as additional cash compensation. As of November 30, 2019, Messrs. Donald, Bernstein and Perez had 7, 22 and 28 years of service, respectively.

Carnival Corporation matches 50% up to the lower of:

•	50% of the U.S. Internal Revenue Service qualified plan limitation; or
•	6% of his eligible pay.

“Eligible pay” includes regular pay (before any pre-tax contributions from his pay and taxes) and bonus. The profit sharing contributions are based upon their eligible pay and years of service according to the following schedule:

Years of Service	Award (% of Eligible Pay)

Less than 2	0%

2-5	1%

6-9	2%

10-13	3%

14-16	5%

17-19	7%

20-22	9%

23-25	12%

26 and over	15%

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Each of our Named Executive Officers may be eligible to receive certain payments and benefits in connection with termination of employment under various circumstances. The potential benefits payable to our Named Executive Officers in the event of termination of employment under various scenarios on November 30, 2019 are described below.

In addition to benefits described below, our Named Executive Officers will be eligible to receive any benefits accrued under Carnival Corporation & plc broad-based benefit plans, such as distributions under life insurance and disability benefits and accrued vacation pay, in accordance with those plans and policies. These benefits are generally available to all employees.

Cash Severance Benefits

It is the policy of the Compensation Committees for executive officers to have notice periods of not more than 12 months in duration. The Compensation Committees may make an exception to this practice where they believe doing so would be in the best interests of Carnival Corporation and

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COMPENSATION

Potential Payments Upon Termination or Change of Control

Carnival plc and their shareholders. The Compensation Committees will continue to consider the individual circumstances of each case taking account of best practice in the UK and the U.S. and the expected cost to Carnival Corporation & plc of any termination of an executive’s employment arrangements.

Accordingly, Messrs. Bernstein, Kruse and Perez have no employment agreements and no entitlement to severance except for possible retention of unvested restricted share grants depending on the circumstances of their separation of employment discussed below.

Messrs. Donald and Thamm are our only Named Executive Officers with employment agreements providing cash severance and other benefits. The table below details the various payments associated with certain termination events. Payment outcomes associated with the treatment of equity is detailed in the “Potential Value of Equity Grants upon Termination of Employment or Change of Control” section.

Post-Employment Cash Compensation Obligations to Mr. Donald. Upon termination of Mr. Donald’s employment, he will be entitled to certain payments as follows:

Reason for Termination	Payment Type
By the company for cause	All amounts earned or accrued through the termination date
By Mr. Donald, other than for good reason	All amounts earned or accrued through the termination date
Because of death or disability	Benefits or payments under any applicable disability or life insurance benefit plans
By Mr. Donald for good reason

•  Severance pay equal to one times his base salary and target bonus for the year of termination

•  Continued medical, dental, group life, accidental death or dismemberment, and disability insurance premiums for up to 18 months (“Post-Employment Benefits”)

By the company other than for cause, death or disability	• Severance pay equal to one times his base salary and target bonus for the year of termination • Post-Employment Benefits
Following a change in control event	• Severance pay equal to two times the sum of his base salary and target bonus for the year of termination • Post-Employment Benefits

Post-Employment Compensation Obligations to Mr. Thamm. Mr. Thamm is eligible to receive 12 months of base salary plus his target bonus if his employment is terminated, as compensation for his non-competition and non-solicitation obligations.

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COMPENSATION

Potential Payments Upon Termination or Change of Control

Estimated Cash and Benefit Payments Upon Termination of Employment

The following table quantifies the cash compensation or value of benefits that Messrs. Donald and Thamm would receive upon termination of employment. The amounts shown assume the event that triggered the treatment occurred on November 30, 2019. The table does not include amounts they would be entitled to without regard to the circumstances of termination, such as earned or accrued compensation.

Name	Benefit	Termination without Cause ($)	Voluntary Termination (without Good Reason) ($)	Voluntary Termination (with Good Reason) ($)	Death or Disability ($)	Change of Control ($)
Arnold W. Donald	Separation Payment	4,500,000	0	4,500,000	0	9,000,000
	Post-Employment Benefits	80,839	0	80,839	0	80,839

	TOTAL	4,580,839		4,580,839		9,080,839
Michael Thamm	Non-Competition Compensation(1)	2,213,400	1,120,803	1,120,803	1,120,803	1,120,803

	TOTAL	2,213,400	1,120,803	1,120,803	1,120,803	1,120,803
(1)

These amounts would be payable in euro. Mr. Thamm’s potential non-competition compensation has been converted into U.S. dollars using the average U.S. dollar to euro exchange rate for fiscal 2019 of $1.12:€1.

Equity-Based Compensation

Vesting of RSUs upon termination of a Named Executive Officer’s employment is dependent upon the reasons his employment is terminated, the terms of the respective equity plan and the associated equity grant agreement. Equity grants made to our Named Executive Officers are subject to the same terms as all other participants generally, except as described below.

Carnival Corporation 2011 Stock Plan. All our Named Executive Officers except Mr. Thamm received MTE, PBS and SEA grants under the Carnival Corporation 2011 Stock Plan. In addition, Mr. Thamm received a SEA grant under the Carnival Corporation 2011 Stock Plan. The terms of the Carnival Corporation 2011 Stock Plan and the equity grant agreements applicable to participants generally provide that upon termination for death or disability, all unvested equity grants will immediately vest. The terms of the equity grants to Named Executive Officers provide that if their employment is terminated without cause or they voluntarily terminate due to a diagnosis of a terminal medical condition, the MTE grants will continue to vest according to their original vesting schedule and remain subject to confidentiality and non-competition provisions. The SEA grants will also be retained if employment is terminated without cause. For the purposes of the agreement, “cause” is defined as any action or inaction which constitutes fraud, embezzlement, misappropriation, dishonesty, breach of trust, a felony or moral turpitude, as determined by the Boards of Directors.

Upon retirement, MTE grants continue to vest according to their terms as though employment had not ended; provided, however, that as each participant reaches retirement age, 50% of the grant will immediately vest, if such participant becomes subject to tax obligations at that time. Retirement is defined as voluntary termination of an employee being at least 60 years of age with 15 years of service or at least 65 years of age with five years of service. Upon involuntary termination within 12 months after a change of control, the restricted period on all RSUs immediately expires.

Change of control means the occurrence of any of the following:

•	the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of common stock of Carnival Corporation or (B) the combined

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COMPENSATION

Potential Payments Upon Termination or Change of Control

voting power of the then outstanding voting securities of Carnival Corporation and Carnival plc entitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or the Arison family;

•	the incumbent Directors cease to constitute at least a majority of the Boards of Directors;
•	the dissolution or liquidation of Carnival Corporation;
•	the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival Corporation; or
•

the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Carnival Corporation that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

All of the equity grants made to participants, including our Named Executive Officers, contain clawback and forfeiture provisions in the event of a violation of confidentiality or non-compete provisions (which restrict them from competing with Carnival Corporation & plc for the remainder of the grant’s vesting period) or fraud or conduct contributing to any financial restatements or irregularities.

Carnival plc 2014 Employee Share Plan. Mr. Thamm is the only Named Executive Officer who received grants under the Carnival plc 2014 Employee Share Plan. Mr. Thamm receives the same treatment under the plans as other participants generally, except that if his employment is terminated without cause or he voluntarily terminates due to diagnosis of a terminal medical condition, all MTE grants will continue to vest according to their original vesting schedule and remain subject to confidentiality and non-competition provisions. All grants vest upon termination of employment for death or disability. Upon retirement, all MTE grants will continue to vest according to their terms as if the employment had not been terminated. Retirement is defined as voluntary termination of an employee being at least 60 years of age with 15 years of service or at least 65 years of age with five years of service. Upon involuntary termination within 12 months after a change of control, the restricted period on all RSUs immediately expires.

Change of control is defined to mean the occurrence of any of the following:

•

a person (either alone or together with any person acting in concert with him) obtaining control of Carnival plc as a result of a general offer or otherwise for the whole of the share capital of Carnival plc (other than those shares which are already owned by him and/or any person acting in concert with him);

•

the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of Carnival plc or (B) the combined voting power of the then outstanding voting securities of Carnival plc entitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or members of the Arison family;

•	the incumbent Directors cease to constitute at least a majority of the Boards of Directors;
•	a person becoming bound or entitled to give notice under Sections 428 to 430F of the Companies Act to acquire shares;
•

a court directing that a meeting of the holders of shares be convened pursuant to Section 425 of the Companies Act for the purposes of considering a scheme of arrangement of Carnival plc or its amalgamation with any other company or companies and the scheme of arrangement being approved by the shareholders’ meeting or sanctioned by the court;

•	notice being duly given of a resolution for the voluntary winding-up of Carnival plc;
•	the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival plc; or
•

the completion of a reorganization, recapitalization, merger, consolidation, share exchange or similar form of corporate transaction involving Carnival plc that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

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COMPENSATION

CEO Pay Ratio

All of the equity grants made to our Named Executive Officers contain confidentiality and non-compete provisions that restrict them from competing with Carnival plc. If they breach either of these provisions, they will forfeit the right to receive all unvested and unreleased equity grants.

Potential Value of Equity Grants Upon Termination of Employment or Change of Control

The following table details the value of all outstanding RSU grants that would have become vested, or that could have continued to vest, subject to any non-compete and confidentiality requirement, for termination of employment or upon a change of control as of November 30, 2019. The true value of these equity grants for future vesting periods is subject to market fluctuations occurring over time.

Estimated Potential Value of Equity Grants(1)(2)

Name	Termination without Cause ($)	Death or Disability ($)	Retirement ($)	Voluntary Termination upon Diagnosis of Terminal Medical Condition ($)	Change of Control(3) ($)

Arnold W. Donald	6,967,407	14,650,053	—	4,824,146	16,227,853

David Bernstein	1,487,572	3,431,985	720,964	720,964	3,963,253

Stein Kruse	1,851,368	4,682,144	932,119	932,119	5,223,104

Arnaldo Perez	944,809	2,225,194	—	888,121	2,337,894

Michael Thamm	1,921,656	4,926,173	—	1,125,089	5,467,133

TOTAL	13,172,812	29,915,549	1,653,084	8,490,439	33,219,237
(1)

The value for RSUs is based on the closing price of Carnival Corporation common stock on November 29, 2019 of $45.08, except for the Carnival plc RSUs held by Mr. Thamm, which is based on the closing price of Carnival plc ordinary shares on November 29, 2019 of £32.53, which has been converted into $41.96 based on the November 29, 2019 exchange rate of $1.29:£1.

(2)	The value of the RSUs are reflected using the target number of RSUs granted.
(3)	Termination of employment is required to trigger acceleration upon a change of control.

CEO PAY RATIO

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee. The 2019 annual total compensation of our Chief Executive Officer as set forth in the Summary Compensation Table is $11,149,514, the 2019 annual total compensation of our median compensated employee is $15,429, and the ratio of these amounts is 723 to 1. Our median compensated employee population consists of ship-based personnel who work fewer than twelve months of the year.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our global human resources and payroll systems of record and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

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COMPENSATION

CEO Pay Ratio

To identify our median employee, we used total cash compensation for our estimated employee population of 110,668 as of September 30, 2019. Our workforce includes a large number of ship-based employees who typically work six to eleven months of the year and we did not annualize the pay for our employees when identifying our median.

We then applied a valid statistical sampling methodology to identify employees who were paid within a 5% range of the median. From these employees, we then selected a subset of 21 employees who were at or substantially similar to the median, identified a representative median employee from this group and calculated that employee’s annual total compensation in fiscal 2019 consistent with Item 402(c) of Regulation S-K. This figure includes gratuities directly billed to our guests, but excludes any cash gratuities paid directly to the employee by guests. It also excludes room and meals, transportation to and from the ship, and medical care, which are provided to our crew members without charge.

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AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEES

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Audit Committee. In accordance with their charter, each Audit Committee assists the relevant Board of Directors in carrying out its oversight of:

•	the integrity of the relevant financial statements;
•	Carnival Corporation and Carnival plc’s compliance with legal and regulatory requirements, other than requirements related to HESS;
•	the auditors’ qualifications and independence;
•	the performance of Carnival Corporation & plc’s internal audit functions and independent auditors; and
•	relevant elements of Carnival Corporation and Carnival plc’s risk management programs.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the New York Stock Exchange and relevant SEC rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Corporate Governance Code. The two Audit Committees have identical members and each currently consists of five independent (as defined by the listing standards of the New York Stock Exchange, SEC rules and the UK Corporate Governance Code) Non-Executive Directors. The Carnival Corporation Board of Directors has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules and New York Stock Exchange listing standards. In addition, the Carnival plc Board of Directors has determined that each member of the Audit Committees has “recent and relevant financial experience” for purposes of the UK Corporate Governance Code and that the Audit Committees as a whole have competence relevant to the sector in which Carnival Corporation & plc operate.

Management has primary responsibility for Carnival Corporation & plc’s financial reporting process, including their system of internal control, and for the preparation of consolidated financial statements. Carnival Corporation & plc’s independent auditor is responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committees are responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between Carnival Corporation & plc and its independent auditor, as well as reviewing the group’s systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditor. In this context, management represented to the Audit Committees that Carnival Corporation & plc’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committees:

•

reviewed and discussed Carnival Corporation & plc’s audited consolidated financial statements for the year ended November 30, 2019 with Carnival Corporation & plc’s management and with Carnival Corporation & plc’s independent auditor;

•

discussed with Carnival Corporation & plc’s independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, the SEC and the UK Financial Reporting Council; and

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AUDIT MATTERS

Independent Registered Public Accounting Firm

•

received the written disclosures and the letter from Carnival Corporation & plc’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committees concerning independence and discussed with Carnival Corporation & plc’s independent auditor the independent auditors’ independence.

The Audit Committees also considered whether the provision to the relevant entity by the independent auditor of non-audit services was compatible with maintaining the independence of the independent auditor. Based on the reviews and discussions described above, the Audit Committees recommended to the Boards of Directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc’s Annual Report on Form 10-K for the year ended November 30, 2019 for filing with the SEC.(1)

The Audit Committee of Carnival Corporation	The Audit Committee of Carnival plc
Richard J. Glasier, Chair	Richard J. Glasier, Chair
Katie Lahey	Katie Lahey
Stuart Subotnick	Stuart Subotnick
Laura Weil	Laura Weil
Randall J. Weisenburger	Randall J. Weisenburger
(1)

Ms. Lahey was a member of the Audit Committees until February 1, 2020 and participated in the Audit Committees’ review, discussion and recommendation with respect to the matters covered by the Report of the Audit Committees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

PricewaterhouseCoopers LLP were the auditors of Carnival Corporation & plc during fiscal 2019 and fiscal 2018. Aggregate fees for professional services rendered to Carnival Corporation & plc by PricewaterhouseCoopers LLP for the years ended November 30, 2019 and 2018 were as follows (in millions):

Type of Fee	2019		2018
Audit Fees	$5.7		$5.7
Audit-Related Fees	0.0	(1)	0.2
Tax Fees	0.0		0.0
All Other Fees	0.0	(1)	0.1

Total	$5.8		$5.9
(1)	Less than $50,000.

Audit Fees for 2019 and 2018 were for professional services rendered for the integrated audits of the Carnival Corporation & plc consolidated financial statements and systems of internal control over financial reporting, quarterly reviews of our joint Quarterly Reports on Form 10-Q, the audits of the Carnival plc consolidated IFRS financial statements, consents, registration statements, statutory audits of various international subsidiaries and the issuance of comfort letters.

Audit-Related Fees for 2019 were for services rendered for the audit of our sustainability reports and for 2018 were principally for consultations related to financial accounting and reporting standards and for services rendered for the audit of our sustainability reports.

All Other Fees for 2019 were principally for agreed upon procedures related to customs and border protection data and for 2018 were principally for consulting services related to the analysis of customer data.

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AUDIT MATTERS

Re-Appointment and Remuneration of Independent Auditors of Carnival plc and

Ratification of Independent Registered Public Accounting Firm of Carnival Corporation

All of the services described above were approved by the Audit Committees, and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committees have adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent registered public accounting firm. The Key Policies and Procedures require that all services to be provided by the independent registered public accounting firm must be approved by the Audit Committees prior to the performance of such services. The Audit Committees consider whether the services requested are consistent with the rules of the SEC and UK Financial Reporting Council on auditor independence.

PROPOSALS 15 & 16

RE-APPOINTMENT AND REMUNERATION OF INDEPENDENT AUDITORS OF CARNIVAL PLC AND RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CARNIVAL CORPORATION

The Audit Committee of the Board of Directors of Carnival plc has selected the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the year ending November 30, 2020. The Audit Committee of the Board of Directors of Carnival Corporation has selected the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered public accounting firm for the year ending November 30, 2020. Representatives of both the U.S. and UK firms of PricewaterhouseCoopers LLP are expected to be present at the Annual Meetings of Shareholders, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Proposal 15 would re-appoint the UK firm of PricewaterhouseCoopers LLP as the independent auditors of Carnival plc until the conclusion of the next Annual General Meeting of Carnival plc. It is a requirement of Section 489(2) of the Companies Act that Carnival plc appoint its independent auditors before the end of a general meeting at which its annual accounts and reports are laid (which occurs at its Annual General Meeting). Proposal 15 would also ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.

Although ratification by our shareholders of the appointment of an independent public accounting firm of Carnival Corporation is not legally required, our Boards of Directors believe that such action is desirable. If our shareholders do not approve Proposal 15, the Audit Committees will consider the selection of another accounting firm for 2021 and future years.

Under Proposal 16, you are being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc.

The Boards of Directors unanimously recommend a vote FOR the re-appointment of the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the 2020 fiscal year, the ratification of the selection of the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered public accounting firm for the 2020 fiscal year and the authorization of the Audit Committee of Carnival plc to determine the remuneration of the UK firm of PricewaterhouseCoopers LLP.

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OTHER PROPOSALS

PROPOSAL 17

RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC

The Directors of Carnival plc are required by the Companies Act to present Carnival plc’s financial statements, the UK statutory Directors’ Report, the UK statutory Strategic Report and the auditors’ report relating to those accounts to the Carnival plc shareholders. Accordingly, the Directors of Carnival plc lay before the Annual Meetings of Shareholders the Carnival plc accounts and the reports of the Directors and auditors for the year ended November 30, 2019, which have been approved by and signed on behalf of Carnival plc’s Board of Directors and will be delivered to the Registrar of Companies in the UK following the Annual Meetings of Shareholders. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors’ Report is attached as Annex A to this Proxy Statement and the UK statutory Strategic Report is included within the Carnival plc consolidated IFRS financial statements. The full accounts and reports of Carnival plc will be available for inspection prior to and during the Annual Meetings of Shareholders.

The Boards of Directors unanimously recommend a vote FOR the receipt of the accounts and reports of Carnival plc for the year ended November 30, 2019.

PROPOSALS 18 & 19

APPROVAL OF THE GRANT OF AUTHORITY TO ALLOT NEW CARNIVAL PLC SHARES AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS APPLICABLE TO THE ALLOTMENT OF NEW CARNIVAL PLC SHARES

Summary. Proposal 18 authorizes the Directors of Carnival plc to issue, until the next Annual General Meeting of Carnival plc (or, if earlier, until the close of business on July 5, 2021), a maximum number of Carnival plc ordinary shares (or to grant rights to subscribe for or convert any securities into ordinary shares up to a maximum aggregate amount) without further shareholder approval. Proposal 19 authorizes the Directors of Carnival plc to issue (or sell any ordinary shares which Carnival plc elects to hold in treasury), until the next Annual General Meeting of Carnival plc (or, if earlier, until the close of business on July 5, 2021), a maximum number of Carnival plc ordinary shares for cash without first offering them to existing shareholders in accordance with the pre-emption rights that would otherwise be applicable. As is the case with many UK companies, these resolutions are proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted without shareholder approval and for shares to be allotted for cash without making a pre-emptive offer. The Carnival plc Directors have no current commitments or plans to allot additional shares of Carnival plc using these authorities.

Discussion. Under Article 30 of the Articles of Association of Carnival plc, the Directors have, for a “prescribed period,” unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the “allotment amount.”

The power to implement the authority provided by Article 30 is sought each year by the proposal of an ordinary resolution to establish the prescribed period and the allotment amount. By passing this ordinary resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, a maximum number of shares having an aggregate nominal value equal to the allotment amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

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OTHER PROPOSALS

Approval of the Grant of Authority to Allot New Carnival plc Shares and

the Disapplication of Pre-emption Rights Applicable to the Allotment of New Carnival plc Shares

Under Article 31 of the Articles of Association of Carnival plc, the Directors have, for the same “prescribed period” referred to above, power to allot a small number of ordinary shares for cash without making a pre-emptive offer to existing shareholders, up to an aggregate nominal amount known as the “disapplication amount.”

The power to implement the authority provided by Article 31 is sought each year by the proposal of a special resolution to establish the disapplication amount. By passing this special resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, an amount of shares having an aggregate nominal value equal to the disapplication amount, for cash without first offering them to existing shareholders of Carnival plc.

The Third Amended and Restated Articles of Incorporation of Carnival Corporation do not contain equivalent provisions and holders of Carnival Corporation common stock do not have pre-emption rights. Accordingly, no action is required in respect of the ability of Carnival Corporation to allot shares or to disapply pre-emption rights.

In common with many UK companies, resolutions to renew the prescribed period and re-establish the allotment amount and the disapplication amount are normally proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Proposal 18 (an ordinary resolution) and Proposal 19 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the next Annual General Meeting (or, if earlier, until the close of business on July 5, 2021).

Guidelines issued by the Investment Association, whose members are some of the largest institutional investors in UK listed companies, require the allotment amount to be limited to one-third of the issued ordinary share capital (except in the case of a rights issue). By reference to Carnival plc’s issued ordinary share capital on January 16, 2020, the maximum allotment amount in paragraph (a) of Proposal 18 is $100,980,071, which is equal to 60,831,369 new Carnival plc ordinary shares, being one-third of the amount of the issued ordinary share capital (excluding treasury shares).

In line with guidance issued by the Investment Association, paragraph (b) of Proposal 18 would give the Directors of Carnival plc authority to allot ordinary shares or grant rights to subscribe for or convert any securities into ordinary shares in connection with a rights issue in favor of ordinary shareholders up to an aggregate nominal amount equal to $201,960,143 (representing 121,662,737 ordinary shares), as reduced by the nominal amount of any shares issued under paragraph (a) of Proposal 18. This amount (before any reduction) represents approximately two-thirds of the issued ordinary share capital (excluding treasury shares) of Carnival plc as at January 16, 2020. However, if they do exercise the authorities given to them if Proposals 18 and 19 are passed, the Directors intend to follow the Investment Association’s recommendations concerning their use (including as regards the Directors standing for election or re-election in certain cases).

Guidelines issued by the Pre-Emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the London Stock Exchange to monitor the operation of the Guidelines, recommend that a resolution to disapply the statutory pre-emption rights provided by UK company law should be limited to an amount of equity securities not exceeding 5% of the nominal value of the company’s issued ordinary share capital. By reference to Carnival plc’s issued ordinary share capital on January 16, 2020, the maximum disapplication amount is $15,147,010, which is equal to 9,124,705 new Carnival plc ordinary shares. In respect of this aggregate nominal amount, the Directors of Carnival plc confirm their intention to follow the provisions of the Pre-Emption Group’s Statement of Principles regarding cumulative usage of authorities within a rolling three-year period where the Principles provide that usage in excess of 7.5% should not take place without prior consultation with shareholders.

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OTHER PROPOSALS

General Authority to Buy Back Carnival plc Ordinary Shares

In summary, if Proposals 18 and 19 were passed, the extent of the authority of the Directors to allot new Carnival plc ordinary shares for cash on terms which would be dilutive to the existing shareholdings of Carnival plc shareholders, without shareholder approval, would be limited to 9,124,705 new Carnival plc ordinary shares, being 5% of the issued ordinary share capital of Carnival plc at January 16, 2020. The Directors have no current commitments or plans to allot additional shares of Carnival plc under these authorities. Furthermore, the adoption of Proposals 18 and 19 would have no material effect on the ability of Carnival plc to undertake or defend against a takeover attempt.

In addition to the Repurchase Program (described below), we also have programs that allow us to obtain an economic benefit when either Carnival Corporation common stock is trading at a premium to the price of Carnival plc ordinary shares or Carnival plc ordinary shares are trading at a premium to Carnival Corporation common stock (the “Stock Swap Programs”). For example:

•

In the event Carnival Corporation common stock trades at a premium to Carnival plc ordinary shares, we may elect to sell shares of Carnival Corporation common stock, at prevailing market prices in ordinary brokers’ transactions and repurchase an equivalent number of Carnival plc ordinary shares in the UK market.

•

In the event Carnival plc ordinary shares trade at a premium to Carnival Corporation common stock, we may elect to sell ordinary shares of Carnival plc, at prevailing market prices in ordinary brokers’ transactions and repurchase an equivalent number of shares of Carnival Corporation common stock in the U.S.

Any realized economic benefit under the Stock Swap Programs is used for general corporate purposes, which could include repurchasing additional stock under the Repurchase Program.

Under the Stock Swap Programs effective 2008, the Boards of Directors have made the following authorizations:

•	In January 2017, to sell up to 22.0 million of Carnival Corporation common stock in the U.S. market and repurchase up to 22.0 million of Carnival plc ordinary shares in the UK market.
•	In February 2016, to sell up to 26.9 million of existing shares of Carnival plc in the UK market and repurchase up to 26.9 million shares of Carnival Corporation common stock in the U.S. market.

As of January 16, 2020, 34,853,097 Carnival plc ordinary shares are held by Carnival plc in treasury.

The Boards of Directors unanimously recommend a vote FOR the approval of limits on the authority to allot Carnival plc shares and the disapplication of pre-emption rights for Carnival plc.

PROPOSAL 20

GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES

The Boards of Directors have authorized the repurchase of up to an aggregate of $1 billion of Carnival Corporation common stock and Carnival plc ordinary shares subject to certain restrictions (the “Repurchase Program”). The Repurchase Program does not have an expiration date and may be discontinued by our Boards of Directors at any time.

At January 16, 2020, the remaining availability under the Repurchase Program was $122 million. We may repurchase shares of Carnival Corporation common stock or Carnival plc ordinary shares under the Repurchase Program, in addition to repurchases made with net proceeds resulting from the Stock Swap programs described above.

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OTHER PROPOSALS

General Authority to Buy Back Carnival plc Ordinary Shares

Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act for us to buy back shares of Carnival plc. Accordingly, last year Carnival Corporation and Carnival plc sought and obtained shareholder approval to effect market purchases of up to 19,187,564 ordinary shares of Carnival plc (being approximately 10% of Carnival plc’s ordinary shares in issue). That approval expires on the earlier of (i) the conclusion of Carnival plc’s 2020 Annual General Meeting or (ii) July 15, 2020. Shareholder approval to effect market purchases (within the meaning of Section 693(4) of the Companies Act) once the current authorization expires of up to 18,249,411 ordinary shares of Carnival plc (being 10% of Carnival plc’s ordinary shares in issue as of January 16, 2020) is being sought at this year’s Annual Meetings of Shareholders. Since last year’s Annual Meetings of Shareholders and through January 16, 2020, 7,653,317 Carnival plc ordinary shares have been purchased under the Repurchase Program and no shares were purchased under the Stock Swap programs. Carnival Corporation & plc treats any such purchases made by Carnival Corporation or Carnival Investments Limited under the Repurchase Program or the Stock Swap programs as if they were made by Carnival plc under the Carnival plc share buy back authority.

The Boards of Directors confirm that the authority to purchase Carnival plc’s shares under the Repurchase Program and the Stock Swap program will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. In particular, the program will only proceed if we believe that it is in the best interests of Carnival Corporation, Carnival plc and their shareholders generally. The Boards of Directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.

If the Boards of Directors exercise the authority conferred by Proposal 20, we would have the option of holding the shares in treasury, or cancelling them. Shares held in treasury can be re-sold for cash, used for employee share plans or later cancelled. The Boards of Directors think it prudent to maintain discretion as to dealing with the purchased shares. As of January 16, 2020, 34,853,097 Carnival plc ordinary shares are held by Carnival plc in treasury.

The Boards of Directors consider that any buyback of Carnival plc ordinary shares may include the purchase of its American Depositary Shares (“ADSs”), each representing one Carnival plc ordinary share, with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs.

The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price which may be paid is an amount (exclusive of expenses) equal to the higher of:

•

105% of the average middle market quotations for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

•	the higher of the price of the last independent trade and the highest current independent bid on the London Stock Exchange at the time the purchase is carried out.

As of January 16, 2020, there are no options outstanding to subscribe for Carnival plc ordinary shares and Carnival plc has issued 595,108 RSUs, which represent in the aggregate less than 1% of Carnival plc’s issued share capital. If 18,249,411 ordinary shares of Carnival plc were purchased by Carnival plc and cancelled, these RSUs would represent in the aggregate less than 1% of Carnival plc’s issued share capital.

The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc Annual General Meeting in 2021 or on October 5, 2021, whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

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OTHER PROPOSALS

Approval of the Carnival Corporation 2020 Stock Plan

PROPOSAL 21

APPROVAL OF THE CARNIVAL CORPORATION 2020 STOCK PLAN

In order to ensure that Carnival Corporation & plc may continue to issue equity-based grants with respect to Carnival Corporation common stock to its management and Directors, the Boards of Directors have adopted the Carnival Corporation 2020 Stock Plan (the “2020 Plan”), which is attached as Annex D to this Proxy Statement, subject to shareholder approval at the Annual Meetings of Shareholders. If shareholders approve the 2020 Plan, we will cease making equity grants under the Carnival Corporation 2011 Stock Plan (the “2011 Plan”), which was previously adopted by shareholders on April 13, 2011.

Reasons Why You Should Vote in Favor of the Approval of the 2020 Plan

The Boards of Directors recommend a vote for the approval of the 2020 Plan because they believe the plan is in the best interests of Carnival Corporation & plc and their shareholders for the following reasons:

Attracts and retains talent. Talented executives and employees are essential to executing our business strategies. The purpose of the 2020 Plan is to promote the success of Carnival Corporation & plc by giving us a competitive edge in attracting, retaining and motivating key personnel and providing participants with a plan that provides incentives directly related to increases in the value of Carnival Corporation & plc.

Aligns Director, employee and shareholder interests. We currently provide long-term incentives primarily by:

•	compensating participants with equity grants, including incentive compensation grants measured by reference to the value of Carnival Corporation’s equity;
•	rewarding such participants for the achievement of performance targets with respect to a specified performance period; and
•	motivating such participants by giving them opportunities to receive equity grants directly related to such performance.

If the 2020 Plan is approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our shareholders.

The Boards of Directors and Compensation Committees believe the 2020 Plan contains several features that are consistent with the interests of our shareholders and sound corporate governance practices, including the following:

No “evergreen” provision. The number of shares of Carnival Corporation common stock available for issuance under the 2020 Plan is fixed and will not adjust based upon the number of shares outstanding. We currently expect the number of shares authorized for issuance under the 2020 Plan will be sufficient to provide for future equity grants for approximately eight to ten years, at which time we expect to ask our shareholders to approve an additional share authorization.

Will not be excessively dilutive to our shareholders. Subject to adjustment, the maximum number of shares of Carnival Corporation common stock authorized for issuance under the 2020 Plan is 15,000,000 shares, plus the number of shares subject to equity grants outstanding under the 2011 Plan as of the date of shareholder approval of the 2020 Plan, but only to the extent that such outstanding grants are forfeited, expire or otherwise terminate without the issuance of such shares. If the 2020 Plan is approved by shareholders, no new equity grants will be made under the 2011 Plan and any shares of Carnival Corporation common stock available for issuance under the 2011 Plan that are not subject to outstanding grants will no longer be available for issuance.

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The following table sets forth information regarding outstanding equity grants and shares available for future equity grants under the 2011 Plan as of November 30, 2019:

Total shares underlying outstanding stock options	0
Weighted average exercise price of outstanding stock options	N/A
Weighted average remaining contractual life of outstanding stock options	N/A
Total shares underlying outstanding unvested time-based restricted stock and restricted stock unit grants	1,544,032
Total target number of shares underlying outstanding unearned performance-based restricted stock and restricted stock unit grants	807,053
Number of shares that will be authorized for future grant after shareholder approval of the 2020 Plan	15,000,000

If the 2020 Plan is approved by shareholders, the total number of shares available for grants will increase by 15,000,000, which increase represents approximately 2.85% of Carnival Corporation’s outstanding common equity.

A company’s burn rate is equal to the total number of equity grants the company issued in a fiscal year divided by the total common stock outstanding at the beginning of the year. Carnival Corporation’s three-year average burn rate, at the time the Boards approved the 2020 Plan, was approximately 0.22%, as further detailed in the table below.

Year	Stock Options Granted	Restricted Stock & Restricted Stock Units Granted	Shares Granted To Settle Earned Performance- Based RSUs	Total	Weighted Average Common Shares Outstanding	Burn Rate (%)

2017	—	928,283	488,898	1,417,181	535,258,296	0.26

2018	—	799,724	95,404	895,128	530,558,567	0.17

2019	—	1,035,122	93,736	1,128,858	526,837,001	0.21

Three-year average	—	908,591	238,495	1,147,056	530,884,625	0.22

Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date. The 2020 Plan prohibits granting stock options with exercise prices and stock appreciation rights (“SARs”) with grant prices lower than the fair market value of a share of Carnival Corporation common stock on the grant date, except in connection with the issuance or assumption of grants in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

No repricing or exchange without shareholder approval. The 2020 Plan prohibits the repricing of outstanding stock options or SARs without shareholder approval, except in connection with certain corporate transactions involving Carnival Corporation & plc.

Prohibition on liberal recycling of options and SARs. Shares tendered by a participant or withheld by Carnival Corporation & plc in payment of the purchase price of a stock option or to satisfy any tax withholding obligation with respect to options or SARs do not become available for issuance as future grants under the 2020 Plan.

“Clawback” provisions. The 2020 Plan contains “clawback” provisions. The Compensation Committees may require the participant to surrender and return to Carnival Corporation & plc any shares received, and/or to repay any profits or any other economic value made or realized by the participant if such participant is determined by the Compensation Committees to have violated a noncompete, nonsolicit, nondisclosure or other agreement or taken action that would constitute a “detrimental activity,” as that term is defined in the 2020 Plan, that is in conflict with or adverse to the interest of Carnival Corporation & plc and its affiliates, including fraud or conduct contributing to any financial restatements or irregularities, or if the participant receives any amount in excess of what he or she should have received under the terms of the grant for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error). The U.S. Securities and Exchange Commission has not yet promulgated final rules relating to the “clawback” requirements of

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the Dodd-Frank Wall Street Reform and Consumer Protection Act. Once these rules are effective, they will apply to all grants made under the 2020 Plan, including grants that were made prior to the date on which such rules become effective.

No single trigger equity acceleration. Upon a change of control, there is no automatic acceleration of equity grants (no “single trigger”); instead, the administrator of the 2020 Plan has discretion to determine the treatment of grants, and provides for a “double trigger” vesting acceleration (grants vest upon a qualifying termination that occurs within 12 months following a change of control).

No change of control/280G tax gross-ups. Carnival Corporation & plc do not provide employees with tax gross-ups on change of control benefits.

Securities Authorized for Issuance under Equity Compensation Plans

Set forth below is a table that summarizes compensation plans (including individual compensation arrangements under which Carnival Corporation equity securities are authorized for issuance as of November 30, 2019.

Plan Category	Number of Securities to be Issued upon Exercise of Warrants and Rights (in millions) (a)		Weighted-Average Exercise Price of Outstanding Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (in millions)
Equity compensation plans approved by security holders	2.3	(1)	0	7.1	(2)

Equity compensation plans not approved by security holders	0		N/A	N/A

	2.3		0	7.1

(1)	Represents 2.3 million of restricted share units outstanding under the Carnival Corporation 2011 Stock Plan.
(2)

Includes Carnival Corporation common stock available for issuance as of November 30, 2019 as follows: 1.9 million under the Carnival Corporation Employee Stock Purchase Plan, which includes 44,873 shares subject to purchase during the current purchase period and 5.2 million under the Carnival Corporation 2011 Stock Plan.

Summary of the 2020 Plan Features

The following summary of the material features of the 2020 Plan is qualified in its entirety by reference to the complete text of the 2020 Plan, which is attached as Annex D to this Proxy Statement.

Administration. Our Compensation Committees will administer the 2020 Plan. The Compensation Committees will have the authority to determine the terms and conditions of any agreements evidencing any grants made under the 2020 Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2020 Plan. The Compensation Committees will have full discretion to administer and interpret the 2020 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the grants may be exercised and whether and under what circumstances a grant may be exercised.

Eligibility. Any employees, Directors, officers or consultants (and prospective employees, Directors, officers or consultants) of Carnival Corporation & plc or of its subsidiaries or their respective affiliates will be eligible for grants under the 2020 Plan. The Compensation Committees have the sole and complete authority to determine who will be issued an equity grant under the 2020 Plan. As of November 30, 2019, approximately 2,000 employees and ten Non-Executive Directors were eligible to participate in the 2020 Plan.

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Number of shares authorized. The 2020 Plan provides for an aggregate of 15,000,000 shares of Carnival Corporation common stock to be available for grants under the 2020 Plan and the Sub Plans. No more than 1,000,000 shares of Carnival Corporation common stock may be issued to any participant during any single year with respect to incentive stock options under the 2020 Plan. No participant may be issued grants of options and SARs with respect to more than 3,000,000 shares of Carnival Corporation common stock in any one year. No more than 1,000,000 shares of Carnival Corporation common stock may be issued under the 2020 Plan to any participant during any single fiscal year with respect to performance compensation grants in any one performance period. Shares of Carnival Corporation common stock subject to grants are generally unavailable for future grant. If there is any change in our corporate capitalization, the Compensation Committees in their sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the 2020 Plan, the number of shares covered by grants then outstanding under the 2020 Plan, the limitations on grants under the 2020 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

Change in capitalization. If there is a change in Carnival Corporation & plc’s corporate capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, split-off, spin-off, consolidation or other relevant change in capitalization or applicable law or circumstances, including an unpairing of Carnival Corporation and Carnival plc (that is, an unpairing of the share of common stock from the trust share of beneficial interest in the P&O Princess Special Voting Trust that is currently paired with a share of Carnival Corporation common stock), such that the Compensation Committees determine that an adjustment is necessary or appropriate, then the Compensation Committees can make adjustments in a manner that they deem equitable, including, without limitation,

•

adjusting the number of shares or other securities of Carnival Corporation (or number and kind of other securities or other property) which may be delivered in respect of grants or with respect to which grants may be made under the 2020 Plan, or the terms of any outstanding grant (including the number of shares or other securities of Carnival Corporation (or number and kind of other securities or other property) subject to outstanding grants or to which outstanding grants relate, the exercise price with respect to any grant or any applicable performance measures;

•

providing for a substitution or assumption of grants (or grants of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, grants or providing for a period of time (which shall not be required to be more than ten (10) days) for participants to exercise outstanding grants prior to the occurrence of such event (and any such grant not so exercised shall terminate upon the occurrence of such event); and

•

cancelling any one or more outstanding grants and causing to be paid to the holders thereof, in cash, shares, other securities or other property, or any combination thereof, the value of such grants, if any, as determined by the Compensation Committees (which if applicable may be based upon the price per share received or to be received by other shareholders of Carnival Corporation in such event), including without limitation, in the case of an outstanding option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Compensation Committees) of the shares subject to such option or SAR over the aggregate exercise price of such option or SAR, respectively (it being understood that, in such event, any option or SAR having a per share exercise price equal to, or in excess of, the fair market value of a share subject thereto may be canceled and terminated without any payment or consideration therefor).

Grants available for issuance. The Compensation Committees may issue grants of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock grants, restricted stock units, stock bonus grants, performance compensation grants (including cash bonus grants) or any combination of

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the foregoing. Grants may be made under the 2020 Plan in assumption of, or in substitution for, outstanding grants previously made by an entity acquired by Carnival Corporation & plc or with which Carnival Corporation & plc combines (“Substitute Grants”).

Stock options. The Compensation Committees will be authorized to grant options to purchase shares of Carnival Corporation common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2020 Plan shall be non-qualified unless the applicable grant agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the 2020 Plan will be subject to the terms and conditions established by the Compensation Committees. Under the terms of the 2020 Plan, the exercise price of the options will not be less than the fair market value of Carnival Corporation common stock at the time of grant (except with respect to Substitute Grants). Options granted under the 2020 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committees and specified in the applicable grant agreement. The maximum term of an option granted under the 2020 Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder); provided, that, if the term of a non-qualified option would expire at a time when trading in the shares of Carnival Corporation common stock is prohibited by Carnival Corporation & plc’s insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition. Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or shares of Carnival Corporation common stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest) or by such other method as the Compensation Committees may permit in their sole discretion, including:

•

by withholding or surrender of the minimum number of shares of Carnival Corporation common stock otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes;

•	if there is a public market for the shares of Carnival Corporation common stock at such time, by means of a broker-assisted cashless exercise mechanism; or
•

by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes.

Stock appreciation rights (“SARs”). The Compensation Committees will be authorized to grant SARs under the 2020 Plan. SARs will be subject to the terms and conditions established by the Compensation Committees. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2020 Plan may include SARs and SARs may also be granted to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. Except as otherwise provided by the Compensation Committees (in the case of Substitute Grants or SARs granted in tandem with previously granted options), the strike price per share of Carnival Corporation common stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs shall be subject to terms established by the Compensation Committees and reflected in the grant agreement.

Effect of termination of employment or service on options and SARs. Unless otherwise provided by the Compensation Committees, in the event:

•	the participant’s employment or service with Carnival Corporation & plc is terminated without “cause” or by the participant for any reason other than “retirement,” each option and SAR to the

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extent then vested shall remain exercisable for up to three months after the date of such termination; provided, however, that any such participant who is subsequently rehired or reengaged by Carnival Corporation & plc within three months following such termination and prior to the expiration of the option or SAR shall not be considered to have undergone a termination;

•

the participant’s employment or service with Carnival Corporation is terminated on account of death or “disability,” or the participant dies following a termination described in the bullet point above but prior to the expiration of an option or SAR, the option or SAR shall to the extent then vested shall remain exercisable for up to one year after the date of death or termination on account of Disability, as applicable;

•	the participant’s employment or service with Carnival Corporation & plc is terminated for “cause,” the option or SAR shall expire immediately upon such cessation of employment or service;
•	the participant retires, the option and SAR will continue to vest and remain exercisable through the expiration of its original full term; and
•

a participant who is a member of the Boards ceases to be a member of the Boards due to death or Disability, all unvested options and SARs shall immediately vest and become exercisable and all vested options and SARs (including after giving effect to such accelerated vesting) shall continue to be exercisable for up to one year from such cessation, provided, however, that upon a participant’s ceasing to be a member of the Boards for any reason other than death or Disability, all unvested options and SARs shall continue to vest in accordance with their initial terms, and all vested options and SARs shall continue to be exercisable until the original expiration date of such option or SAR; and provided, further, that if the participant ceases to be a member of the Boards prior to serving in such capacity for one year, all of such participant’s options shall immediately expire upon such termination.

In addition, if a participant’s employment is terminated due to disability at a time when he or she also meets the requirements for retirement, the participant will receive the better of the disability or retirement treatment for the participant’s options and SARs.

Restricted stock. The Compensation Committees will be authorized to grant restricted stock under the 2020 Plan. Grants of restricted stock will be subject to the terms and conditions established by the Compensation Committees. Restricted stock is Carnival Corporation common stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committees for a specified period. A holder of restricted stock will generally have the rights of a shareholder, including without limitation, the right to vote the shares. At the discretion of the Compensation Committees, dividends paid on restricted stock may be either currently paid or accumulated (and interest may be credited on cash dividends at a rate determined by the Compensation Committees), and any accumulated dividends will be distributable to the participant at the same time as the original underlying shares of restricted stock are delivered. A member of the Boards of Directors who ceases to be a member of the Boards of Directors prior to the first anniversary of his or her initial election to the Boards will forfeit any shares of restricted stock that were granted upon such initial election to the Boards.

Restricted stock units. The Compensation Committees will be authorized to grant restricted stock units under the 2020 Plan. Restricted stock units will be subject to the terms and conditions established by the Compensation Committees. Unless the Compensation Committees determine otherwise, or specify otherwise in a grant agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation Committees, the participant will receive a number of shares of Carnival Corporation common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committees. To the extent

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provided in a grant agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by Carnival Corporation & plc of dividends on shares of Carnival Corporation common stock, either in cash or (at the sole discretion of the Compensation Committees) in shares of Carnival Corporation common stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committees, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committees, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled. A member of the Boards of Directors who ceases to be a member of the Boards of Directors prior to the first anniversary of his or her initial election to the Boards will forfeit any restricted stock units that were granted upon such initial election to the Boards.

Other stock-based grants. The Compensation Committees will be authorized to make grants of unrestricted shares of Carnival Corporation common stock, rights to receive grants at a future date, the grant of securities convertible into shares of Carnival Corporation common stock, or other grants denominated in shares of Carnival Corporation common stock under such terms and conditions as the Compensation Committees may determine and as set forth in the applicable grant agreement.

Performance compensation grants. The Performance Criteria (as defined in the 2020 Plan) that will be used to establish the Performance Goal(s) (as defined in the 2020 Plan) may be based on the attainment of specific levels of performance of Carnival Corporation & plc (and/or in respect of Carnival Corporation, Carnival plc or one or more cruise brands or reporting units, administrative departments, or any combination of the foregoing) and may include any of the following (including any combination thereof):

•	income before taxes or net income (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);
•	basic or fully diluted earnings per share (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);
•	net revenue, net revenue yield or the growth of either in current or constant dollars;
•	net passenger revenue, net passenger revenue yield or the growth of either in current or constant dollars;
•	net ticket revenue, net ticket revenue yield or the growth of either in current or constant dollars;
•	net onboard revenue, net onboard revenue yield or the growth of either in current or constant dollars;
•	net other revenue, net other revenue yield or the growth of either in current or constant dollars;
•

net cruise costs excluding fuel, net cruise costs excluding fuel per available lower berth day (“ALBD”), or the change of either in current or constant dollars (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

•

operating income, operating income per ALBD or the growth of either in current or constant dollars and/or at constant fuel prices (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

•	fuel consumption, fuel consumption in tons per ALBD (x 1,000) or the change of either or any other metric of fuel efficiency;
•	occupancy percentage;
•

return measures (including, but not limited to, returns on investment, assets, or equity) calculated with or without asset impairments, gains and/or losses on sale of ships or other assets, construction-in-progress, goodwill and/or intangibles;

•

cash flow measures (including, but not limited to, cash provided by operating activities, free cash flow, and cash flow return on capital), which may, but are not required to be, measured on a per share or per ALBD basis, in current or constant dollars and/or at constant fuel prices (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

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•

earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA) which may, but are not required to be, measured on a per share or per ALBD basis, in current or constant dollars and/or at constant fuel prices (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

•	share price (including, but not limited to, growth measures and total shareholder return);
•	expense targets or cost reduction goals and general and administrative expense savings;
•	measures of economic value added or other ‘value creation’ metrics;
•	inventory control;
•	enterprise value;
•	employee recruitment and retention;
•	timely introduction of new ships or facilities;
•

objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting cruise brand, reporting unit or project budgets);

•	cost of capital, debt leverage, cash and liquidity positions or book value;
•	health, environmental, safety, security or other enterprise risk management initiatives;
•	strategic objectives; or
•	such other performance criteria selected by the Compensation Committees.

Any of the above Performance Goal elements can be stated as a percentage of another Performance Goal or used on a relative or absolute basis to measure the performance of Carnival Corporation & plc and/or its affiliates or any divisions, operation, or business units, brands, business segment, administrative departments or combination thereof, as the Compensation Committees deem appropriate. Performance Goals may be compared to the performance of a group of comparable companies or a published or special index that the Compensation Committees deem appropriate or, stock market indices. The Compensation Committees also may provide for accelerated vesting of any grant based on the achievement of Performance Goals.

Change in control. Except to the extent a particular grant agreement otherwise provides:

•

in the event a participant’s employment or service is terminated by Carnival Corporation & plc without “cause” (and other than due to death or disability) on or within 12 months following a change in control, then notwithstanding any provision of the 2020 Plan to the contrary, all options and SARs shall become immediately exercisable, and the restrictions on restricted stock and restricted stock units and any other grants will immediately lapse (including a waiver of any applicable performance goals); and

•

in the event of a change in control, the Compensation Committees may in their discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding grants and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such grants based upon the price per share received or to be received by other shareholders of Carnival Corporation in the event.

Transferability. Each grant may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, unless otherwise permitted by the Compensation Committees in the case of grants other than incentive stock options.

Amendment. The 2020 Plan will have a term of ten years. The Boards of Directors may amend, suspend or terminate the 2020 Plan at any time; however, shareholder approval to amend the 2020 Plan may be necessary if the law or New York Stock Exchange rules so require. Under the UK Listing

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Rules, the prior approval of Carnival plc’s shareholders in general meeting must be obtained in the case of any amendment to the advantage of participants which is made to the provisions of the 2020 Plan relating to eligibility, limits, variations of capital and the basis for determining participants’ entitlement to shares. However, minor amendments to benefit the administration of the 2020 Plan or to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for participants or for any member of the Carnival Corporation & plc group of companies, may be made without the prior approval of Carnival plc in general meeting. No amendment, suspension or termination will impair the rights of any participant or recipient of any grant without the consent of the participant or recipient.

The Compensation Committees may, to the extent consistent with the terms of any applicable grant agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any grant theretofore made or the associated grant agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without shareholder approval:

•	no amendment or modification may reduce the option price of any option or the strike price of any SAR;
•

the Compensation Committees may not cancel any outstanding option and replace it with a new option (with a lower option price) or cancel any SAR and replace it with a new SAR (with a lower strike price); and

•	no option or SAR may be exchanged for cash or another grant.

However, shareholder approval is not required with respect to the bullet points above for any action specifically permitted as described in “Changes in Capital Structure and Similar Events” above. In addition, none of the requirements described in the preceding bullets points can be amended without shareholder approval.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of grants under the 2020 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such grants and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. References below to the effect of certain provisions of the Code on Carnival Corporation & plc’s ability to deduct compensation would be applicable only to the extent that Carnival Corporation & plc were otherwise subject to U.S. federal income tax and any such deductions were relevant.

Stock options. The Code requires that, for treatment of an option as an incentive stock option, shares of Carnival Corporation common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of:

•	two years from the date of grant of the option; or
•	one year from the date of exercise.

Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,”

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which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. Carnival Corporation & plc will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. Carnival Corporation & plc will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted stock. A participant will not be subject to tax upon the issuance of a grant of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date a grant of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and Directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). Carnival Corporation & plc will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted stock units. A participant will not be subject to tax upon the grant of a restricted stock unit. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the grant. Carnival Corporation & plc will be able to

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deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to any “covered employees” (in general, the Chief Executive Officer, the chief financial officer, and the three other most highly-compensated executive officers for the year at issue and any person who was part of that group for any other year beginning after December 31, 2016). To the extent that Section 162(m) were to become applicable to Carnival Corporation & plc, certain compensation attributable to grants may be nondeductible due to the application of Section 162(m) of the Code.

New Plan Benefits

It is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2020 Plan or would have been received by or allocated to participants for the last completed fiscal year if the 2020 Plan then had been in effect because grants under the 2020 Plan will be made at the discretion of the Compensation Committees. Benefits under the 2020 Plan will not be pensionable. On January 16, 2020, the last reported price of Carnival Corporation common stock on the New York Stock Exchange was $51.53.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival Corporation 2020 Stock Plan.

PROPOSAL 22

APPROVAL OF THE CARNIVAL PLC UK EMPLOYEE SHARE PURCHASE PLAN

We are seeking shareholder approval of the Carnival plc UK Employee Share Purchase Plan (the “UK ESPP”). The UK ESPP is a share incentive plan designed to be a tax advantaged share incentive plan which complies with Schedule 2 to the UK Income Tax (Earnings and Pensions) Act 2003. The Boards of Directors approved the UK ESPP, subject to shareholder approval at the Annual Meetings of Shareholders. If shareholders approve the UK ESPP, it will become effective immediately.

Reasons Why You Should Vote in Favor of the Approval of the UK ESPP

The Boards of Directors recommend a vote for the approval of the UK ESPP because they believe the plan is in the best interests of Carnival Corporation & plc and their shareholders for the following reasons:

Attracts and retains talent and aligns employee and shareholder interests. We consider employee share ownership to be a key part of the our overall compensation, which enables the us to align the interests of employees and shareholders, and to recruit, retain and motivate employees at all levels within the Carnival plc group.

Will not be excessively dilutive to our shareholders. The potential dilution from the Carnival plc ordinary shares issued under the UK ESPP at any given point in time, when added to the number of Carnival plc ordinary shares previously issued under Carnival plc’s other equity-based plans during the prior ten-year period, may not exceed 10% of Carnival plc’s outstanding ordinary shares. This limit does not include rights to Carnival plc ordinary shares which have lapsed or been surrendered. The limit includes any Carnival plc ordinary shares transferred out of treasury, but only for as long as required by applicable institutional investor guidelines.

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Summary of the UK ESPP Features

The following summary of the material features of the UK ESPP is qualified in its entirety by reference to the complete text of the UK ESPP, which is attached as Annex E to this Proxy Statement. In addition, a copy of the UK ESPP will be available for inspection during normal business hours on any weekday (public holidays excluded) at Carnival plc’s registered office: Carnival House, 100 Harbour Parade, Southampton, Hampshire SO15 1ST, United Kingdom, and at the Carnival plc’s office at 81 Alie Street, London E1 8NH, United Kingdom, from the date of this document up to and including the date of the Annual General Meeting. It will also be available for inspection at the place of the Annual General Meeting for at least 15 minutes prior to and during the meeting.

Administration. The UK ESPP shall be administered by the Compensation Committees.

Eligibility. All employees of Carnival plc and any subsidiaries designated by the Compensation Committees as participating companies are eligible to participate in the UK ESPP, if they are UK tax payers and have been working for Carnival plc or a participating company for such qualifying period of service as determined by the Compensation Committees not exceeding 18 months. The intention is that the UK ESPP will be operated with a qualifying period of three months. Other employees may be invited to participate.

Forms of awards. The Compensation Committees have the power to decide which, if any, of the four elements should be offered to participants. No awards may be made more than ten years after shareholder approval of the UK ESPP.

•

Free shares: Participants may be awarded free shares worth up to a maximum set by the UK tax legislation (currently £3,600 per tax year). Awards of free shares must generally be made on similar terms and may, but are not required to, be subject to pre-award performance targets. ‘‘Similar terms’’ means the terms may only be varied by reference to remuneration, length of service or hours worked.

Free shares must be subject to a holding period of between three and five years at the discretion of the Compensation Committees and will be free of income tax and national insurance contributions (“NICs”) if they are held in the trust for five years. If a participant leaves employment with Carnival plc or any of its associated companies (the “Carnival Group”) other than as a good leaver (see below) before the end of the holding period, the participant’s free shares will be forfeited.

•

Partnership shares: Participants may purchase shares out of monthly savings contributions from pre-tax (gross) salary of up to the maximum set by the legislation (currently £1,800 per tax year, or 10% of salary, if less). The Compensation Committees may set a minimum monthly deduction which may not be greater than £10. Participants can stop saving at any stage. The participants’ contributions may be used to buy partnership shares on a monthly basis or accumulated for up to 12 months before they are used to buy partnership shares.

Partnership shares can be withdrawn from the UK ESPP by the participant at any time, but there will be an income tax or NICs liability if the partnership shares are withdrawn within five years of their acquisition.

•

Matching shares: Where participants buy partnership shares, they may be awarded additional matching shares free of charge by the Compensation Committees on a matching basis up to a statutory limit of two matching shares for each partnership share (or such other limit set by the UK tax legislation).

Matching shares will be subject to a holding period of between three and five years at the discretion of the Compensation Committees and will be free of income tax and NICs if they are

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OTHER PROPOSALS

Approval of the Carnival plc UK Employee Share Purchase Plan

held in trust for five years. If a participant leaves employment with the Carnival plc Group other than as a good leaver (see below), or a participant withdraws the corresponding partnership shares, before the end of the holding period, the participant’s matching shares will be forfeited. The intention is that the UK ESPP will be operated with a forfeiture period of three years.

•

Dividend shares: The Compensation Committees may permit, or require, some or all of the dividends paid on the Carnival plc ordinary shares held in the trust on behalf of participants to be re-invested in the purchase of additional dividend shares, which must be held in the UK ESPP for a period of three years. If held for the required period, the dividend shares can be withdrawn tax free.

Trust. The UK ESPP operates through a special UK resident trust, which will acquire Carnival plc ordinary shares by purchase in the open market, subscription or the acquisition of Carnival plc ordinary shares held in treasury. The trust will hold such shares on behalf of the participants.

Restrictions, including forfeiture. Carnival plc ordinary shares in the UK ESPP may be subject to such other restrictions as may be imposed by the Compensation Committees, including forfeiture restrictions, subject to the provisions of the applicable legislation.

Voting rights. Participants who hold Carnival plc ordinary shares in the UK ESPP may direct the trustee of the UK ESPP regarding the manner in which to exercise the voting rights attributable to the shares held on their behalf, including rights in relation to a take-over, scheme of arrangement, merger or other corporate re-organization or transaction. The trustee of the UK ESPP will not exercise the voting rights unless it receives the participants’ instructions.

Ceasing employment and forfeiture. If a participant ceases to be in relevant employment, the participant will be required to withdraw their Carnival plc ordinary shares from the UK ESPP. Free shares and/or matching shares are forfeited if a participant ceases employment with a member of the Carnival plc Group during the holding period, other than because of certain ‘good leaver’ circumstances such as injury, disability, redundancy or retirement, or by reason of a relevant transfer within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006, or if the relevant employment is employment by an associated company by reason of a change of control or other circumstances ending that company’s status as an associated company of Carnival plc, or by reason of becoming an employee of Carnival Corporation or a subsidiary.

If a participant ceases to be in relevant employment in circumstances in which the participant’s employer either has, or is entitled to, summarily dismiss the participant, all free shares and/or matching shares held within the UK ESPP at the time of cessation will be forfeited.

Participants can withdraw their partnership shares from the UK ESPP at any time. However, matching shares will be subject to forfeiture if the corresponding partnership shares are withdrawn during the holding period.

Amendment. Although the Compensation Committees will have the power to amend the provisions of the UK ESPP in any way, the provisions relating to: the participants; the limits on the number of Carnival plc ordinary shares which may be issued under the UK ESPP; the individual limit; the basis for determining a participant’s entitlement to Carnival plc ordinary shares or cash under the UK ESPP or the adjustments of awards in the event of a variation of capital; and the amendment rule, cannot be altered to the advantage of participants without prior approval of shareholders in general meeting (except for minor amendments to benefit the administration of the UK ESPP, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for participants in the UK ESPP or for Carnival plc or any other members of the Carnival plc Group).

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General. Benefits under the UK ESPP are not pensionable.

Overseas. Carnival plc may establish a similar plan to the UK ESPP for non-UK employees (an “International SIP”). An International SIP (and any other overseas plan) will be modified to take account of overseas tax, exchange control and securities laws and which includes operating it in conjunction with a non-UK resident trust.

United States Federal Income Tax Consequences

Participation in the UK ESPP shall be limited to UK tax payers. As such, there should be no income tax consequences to individuals who participate in the UK ESPP under U.S. federal income tax law.

New Plan Benefits

The benefits that will be distributed or paid in the future under the UK ESPP are not currently determinable. Such awards are within the discretion of the Compensation Committees, and the Compensation Committees has not determined future awards or who might receive them. Information about awards granted in fiscal 2019 under the existing plans to the Named Executive Officers can be found in the table under the heading “Grants of Plan-Based Awards” section of this Proxy Statement.

Securities Authorized for Issuance under Equity Compensation Plans

Set forth below is a table that summarizes compensation plans (including individual compensation arrangements) under which Carnival plc equity securities are authorized for issuance as of November 30, 2019.

Plan Category	Number of Securities to be Issued upon Exercise of Warrants and Rights (in millions) (a)		Weighted-Average Exercise Price of Outstanding Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (in millions)

Equity compensation plans approved by security holders	0.6	(1)	0	6.6

Equity compensation plans not approved by security holders	N/A		N/A	N/A

	0.6		0	6.6

(1)	Represents 601,109 restricted share units outstanding under the Carnival plc 2014 Employee Share Plan.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc UK Employee Share Purchase Plan.

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QUESTIONS AND ANSWERS

QUESTIONS APPLICABLE TO ALL SHAREHOLDERS

Q:	What information is contained in these materials?

A:

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meetings of Shareholders, the voting process, the compensation of Directors and certain executive officers and certain other information required by rules promulgated by the SEC and the New York Stock Exchange applicable to both companies. We have attached as Annexes A, B and C to this Proxy Statement information that Carnival plc is required to provide to its shareholders under applicable UK rules. The Carnival Corporation 2020 Stock Plan is attached as Annex D. The Carnival plc UK Employee Share Purchase Plan is attached as Annex E.

Q:	What proposals will be voted on at each of the Annual Meetings of Shareholders?

A:	The proposals to be voted on at each of the Annual Meetings of Shareholders are set out in the Notices of Meetings included with this Proxy Statement.

Q:	What is the voting recommendation of the Boards of Directors?

A:	Your Boards of Directors recommend that you vote your shares “FOR” Proposals 1 through 22.

Q:	How does the DLC arrangement affect my voting rights?

A:

On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called “joint electorate actions.” Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called “class rights actions.” The class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at the Annual Meetings of Shareholders are joint electorate actions, and there are no class rights actions.

Q:	Generally, what actions are joint electorate actions?

A:

Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:

•	the appointment, removal, election or re-election of any Director of either or both companies;
•	if required by law, the receipt or adoption of the annual accounts of both companies;
•	the appointment or removal of the independent auditors of either company;
•	a change of name by either or both companies; or
•	the implementation of a mandatory exchange of Carnival plc ordinary shares for Carnival Corporation common stock based on a change in tax laws, rules or regulations.

The relative voting rights of Carnival plc ordinary shares and Carnival Corporation common stock are equalized based on a ratio which we refer to as the “equalization ratio.” Based on the current equalization ratio of 1:1, each share of Carnival Corporation common stock has the same voting rights as one Carnival plc ordinary share on joint electorate actions.

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QUESTIONS AND ANSWERS

Questions Applicable to all Shareholders

Q:	How are joint electorate actions voted on?

A:	Joint electorate actions are voted on as follows:

•

Carnival plc shareholders vote at the Annual General Meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot), which remains open for sufficient time to allow the vote at the Carnival Corporation Annual Meeting of Shareholders to be held and reflected in the Carnival plc Annual General Meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation Annual Meeting of Shareholders on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

•

Carnival Corporation shareholders vote at the Carnival Corporation Annual Meeting of Shareholders (whether in person or by proxy). Voting is by ballot (or on a poll), which remains open for sufficient time to allow the vote at the Carnival plc Annual General Meeting to be reflected in the Carnival Corporation Annual Meeting of Shareholders through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc Annual General Meeting through a special voting share issued by Carnival plc.

A joint electorate action is approved if it is approved by:

•

a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or Carnival plc’s Articles of Association) by the holders of Carnival plc’s ordinary shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present and acting;

•

a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation Articles of Incorporation and By-laws) by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

•

a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

Q:	How are the Directors of each company elected or re-elected?

A:

Resolutions relating to the election or re-election of Directors are considered as joint electorate actions. No person may be a member of the Board of Directors of Carnival Corporation or Carnival plc without also being a member of the Board of Directors of the other company. There are 11 nominees for re-election to the Board of Directors of each company this year. Each nominee currently serves as a Director of Carnival Corporation and Carnival plc. All nominees for Director are to be re-elected to serve until the next Annual Meetings of Shareholders and until their successors are elected.

Carnival plc’s Articles of Association currently require Directors to submit themselves for election by shareholders at the first Annual General Meeting following their initial appointment to the Board of Directors and for re-election thereafter at subsequent Annual General Meetings at intervals of no more than three years. The Boards of Directors have decided, in accordance with the UK Corporate Governance Code, to submit all Directors for re-election on an annual basis.

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QUESTIONS AND ANSWERS

Questions Applicable to all Shareholders

Q:	What votes are required to approve the proposals?

A:

Proposals 19 and 20 are required to be approved by not less than 75% of the combined votes cast at both Annual Meetings of Shareholders. Each of the other proposals, including the re-election of Directors, requires the approval of a majority of the combined votes cast at both Annual Meetings of Shareholders. Abstentions and broker non-votes are not deemed votes cast for purposes of calculating the vote, except that for purposes of satisfying NYSE rules, abstentions are counted in the denominator for determining the total votes cast on Proposals 21 and 22. Abstentions and broker non-votes do count for the purpose of determining whether a quorum is present.

If you are a beneficial owner of Carnival Corporation common stock and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes.

Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because:

•	the broker has not received voting instructions from the beneficial owner; and
•	the broker lacks discretionary voting power to vote such shares.

Accordingly if you are a beneficial owner of shares held through intermediaries such as brokers, banks and other nominees, such intermediaries are not permitted to vote without specific instructions from you unless the matter to be voted on is considered “routine.” In this Proxy Statement, Proposals 15 and 16 (the re-appointment and remuneration of independent auditors of Carnival plc and the ratification of independent registered public accounting firm of Carnival Corporation), Proposal 17 (the receipt of accounts and reports of Carnival plc), Proposal 18 (allotment of new shares by Carnival plc), Proposal 19 (disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc) and Proposal 20 (general authority for Carnival plc to buy back Carnival plc ordinary shares) are considered “routine,” and therefore, brokers are permitted to vote on these proposals without receiving voting instructions from you. On each of the other proposals, Proposals 1-11 (the re-election of Directors), Proposal 12 (the approval of the fiscal 2019 compensation of our Named Executive Officers), Proposal 13 (approval of the Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy), Proposal 14 (approval of the Carnival plc Directors’ Remuneration Policy), Proposal 21 (approval of the 2020 Stock Plan) and Proposal 22 (approval of the UK ESPP), your broker, bank or other nominee will not be permitted to vote your shares without receiving voting instructions from you.

Q:	Generally, what are procedural resolutions?

A:

Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting. The special voting shares do not represent any votes on “procedural resolutions.” The Chair of each of the meetings will determine whether a resolution is a procedural resolution.

To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:

•	that certain people be allowed to attend or be excluded from attending the meeting;
•	that discussion be closed and the question put to the vote (provided no amendments have been raised);
•

that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

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Questions Applicable to all Shareholders

•	to proceed with matters in an order other than that set out in the notice of the meeting;
•	to adjourn the debate (for example, to a subsequent meeting); and
•	to adjourn the meeting.

Q:	Where can I find the voting results of the Annual Meetings of Shareholders?

A:

The voting results will be announced to the media and the relevant stock exchanges and posted on our website at www.carnivalcorp.com and www.carnivalplc.com, after both Annual Meetings of Shareholders have closed. The results will also be published in a joint current report on Form 8-K within four business days after the date the Annual Meetings of Shareholders have closed.

Q:	What is the quorum requirement for the Annual Meetings of Shareholders?

A:

The quorum requirement for holding the Annual Meetings of Shareholders and transacting business as joint electorate actions at the meetings is one-third of the total votes capable of being cast by all shareholders of both companies. Shareholders may be present in person or represented by proxy or corporate representative at the meetings.

Q:	How is the quorum determined?

A:

For the purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for the purposes of determining whether a quorum exists at such a meeting.

In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.

Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; or
•	to facilitate a successful proxy solicitation by our Boards of Directors.

Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

Q:	Who will bear the cost of soliciting votes for the Annual Meetings of Shareholders?

A:

We are providing these proxy materials in connection with the solicitation by the Boards of Directors of proxies to be voted at the Annual Meetings of Shareholders. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the Annual Meetings of Shareholders. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

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QUESTIONS AND ANSWERS

Questions Applicable to all Shareholders

Q:	Can I view the proxy materials electronically?

A:

Yes. This Proxy Statement and any other proxy materials have been posted on our website at www.carnivalcorp.com and www.carnivalplc.com. Carnival Corporation shareholders can also access proxy-related materials at www.proxyvote.com as described under “Questions Specific to Shareholders of Carnival Corporation.”

Q:	What reports are filed by Carnival Corporation and Carnival plc with the SEC and how can I obtain copies?

A:

We file this Proxy Statement, joint Annual Reports on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K with the SEC. Copies of this Proxy Statement, the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2019, as well as any joint Quarterly Reports on Form 10-Q or joint Current Reports on Form 8-K, as filed with the SEC can be viewed or obtained without charge through the SEC’s website at www.sec.gov (under Carnival Corporation or Carnival plc) or at www.carnivalcorp.com or www.carnivalplc.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States or Carnival plc, Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom. We encourage you to take advantage of the convenience of accessing these materials through the internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q:	May I propose actions for consideration at next year’s Annual Meetings of Shareholders?

A:

Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival Corporation’s and Carnival plc’s governing documents and U.S. and UK law, as applicable) may submit proposals for consideration at future shareholder meetings.

In order for shareholder proposals to be considered for inclusion in our Proxy Statement in accordance with SEC Rule 14a-8 for next year’s Annual Meetings of Shareholders, the written proposals must be received by our Secretary no later than the close of business October 21, 2020. Such proposals will need to comply with applicable SEC regulations regarding the inclusion of shareholder proposals in proxy materials.

Carnival Corporation’s By-laws establish advance notice procedures with regard to shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that shareholders instead wish to present directly at an Annual Meeting of Shareholders. To be properly brought before the Annual Meeting, a notice of the proposal must be submitted to our Secretary at our headquarters no later than six weeks prior to the Annual Meetings of Shareholders or, if later, the time at which the notice of such meeting is publicly disclosed. For shareholders of Carnival plc, the same requirements apply under UK law requirements to submit a notice of a proposal.

Q:	May I nominate individuals to serve as Directors?

A:

In order to submit a nominee for election at the Annual Meetings of Shareholders you must provide the information required for Director nominations set forth in Carnival Corporation’s and Carnival plc’s governing documents in a timely manner. Specifically, under the governing documents, you must submit your notice of nomination in writing to the attention of our Secretary at our headquarters not later than seven days nor earlier than 42 days prior to the 2021 Annual Meetings of Shareholders.

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Questions Specific to Shareholders of Carnival Corporation

Any such notice must include, in addition to any other requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:

•	the name and address of the candidate;
•	a brief biographical description, including his or her occupation and service on boards of any public company or registered investment company for at least the last five years;
•	a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the factors referred to in the “Nominations of Directors” section; and
•	the candidate’s signed consent to serve as a Director if elected, and to be named in our Proxy Statement.

Shareholders may also recommend candidates for consideration by our Boards’ Nominating & Governance Committees in accordance with the procedures set forth in the “Procedures Regarding Director Candidates Recommended by Shareholders” section.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION

Q:	What Carnival Corporation shares owned by me can be voted?

A:	All Carnival Corporation shares owned by you as of February 6, 2020, the record date, may be voted by you. These shares include those:

•	held directly in your name as the shareholder of record, including shares purchased through Carnival Corporation’s Dividend Reinvestment Plan and its Employee Stock Purchase Plan; and
•	held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	Will I be asked to vote at the Carnival plc Annual General Meeting?

A:

No. Your vote at the Carnival Corporation Annual Meeting of Shareholders, for the purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel Carnival plc Annual General Meeting through the mechanism of the special voting share issued by Carnival plc.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:

Carnival Corporation is taking advantage of SEC rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials (the “Notice of Internet Availability of Proxy Materials”) instead of a full set of proxy materials, unless they previously requested to receive printed copies. You will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival Corporation

Shareholder of Record

If your shares are registered directly in your name with Carnival Corporation’s transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the Annual Meeting of Shareholders. If you request a paper copy of the proxy materials as indicated in the notice, Carnival Corporation will provide a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held under street name, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting of Shareholders. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you request a paper copy of the proxy materials as indicated in the notice, your broker or nominee will provide a voting instruction card for you to use.

Q:	How can I vote my Carnival Corporation shares in person at the meeting?

A:

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting of Shareholders in the U.S. If you choose to do so, please bring your proxy card and proof of identification.

Even if you plan to attend the Annual Meeting of Shareholders, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held under street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instructions provided by your broker or nominee.

Q:	How can I vote my Carnival Corporation shares without attending the Annual Meeting of Shareholders?

A:

Whether you hold shares directly as the shareholder of record or beneficially under street name, you may direct your vote without attending the Annual Meeting of Shareholders. You may vote by granting a proxy or, for shares held under street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by voting on the Internet or by telephone by following the instructions in the notice you received in the mail. Where your shares are held under street name, in most instances you will be able to do this over the Internet or by telephone by following the instructions in the notice you received in the mail, or if you received a full printed set of proxy materials in the mail, by mail. Please refer to the voting instruction card included by your broker or nominee.

If you received a full printed set of proxy materials in the mail, you can also vote by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct.

If you are a record holder and submit a proxy but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

96	Carnival Corporation & plc 2020 Proxy Statement

QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival Corporation

Q:	Can I change my vote?

A:

Yes. You may change your proxy instruction at any time prior to the vote at the Annual Meeting of Shareholders. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting of Shareholders and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable?

A:	It means your shares are registered differently or are in more than one account. Please follow the instructions in each notice to ensure all of your shares are voted.

Q:

Only one Notice of Internet Availability of Proxy Materials or set of printed proxy materials was delivered to my address, but there are two or more shareholders at this address. How do I request additional copies of the proxy materials?

A:

Broadridge Financial Solutions, Inc., the entity we have retained to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s registered owners and the entity retained by the brokerage community to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s beneficial owners, has been instructed to deliver only one notice or set of printed proxy materials to multiple security holders sharing an address unless we have received contrary instructions from you or one of the other shareholders. We will promptly deliver a separate copy of the notice or set of printed proxy materials for this year’s Annual Meeting of Shareholders or for any future meetings to any shareholder upon written or oral request. To make such request, please contact Broadridge Financial Solutions at 1-866-540-7095, or write to Broadridge Financial Solutions, Attention: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may contact us through any of these methods if you receive multiple notices or sets of printed proxy materials and would prefer to receive a single copy in the future.

Q:	Who can attend the Carnival Corporation Annual Meeting of Shareholders?

A:

All Carnival Corporation shareholders of record as of February 6, 2020, or their duly appointed proxies, may attend and vote at the Annual Meeting of Shareholders. Each attendee may be asked to present valid government-issued picture identification, such as a driver’s license or passport.

If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 6, 2020, together with proof of identification. Cameras, audio and video recording devices and other electronic devices will not be permitted at the meeting.

Q:	What class of shares are entitled to be voted at the Carnival Corporation Annual Meeting of Shareholders?

A:	Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 6, 2020, the

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QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival plc

record date, is entitled to one vote at the Annual Meeting of Shareholders. As of February 6, 2020, the record date, Carnival Corporation had 527,659,173 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the proposals. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions. If you submit a proxy with no further instructions, your shares will be voted in accordance with the recommendations of the Boards of Directors.

Q:	What happens if additional proposals are presented at the Annual Meeting of Shareholders?

A:

Other than the proposals described in this Proxy Statement, Carnival Corporation does not expect any matters to be presented for a vote at the 2020 Annual Meeting of Shareholders. If you grant a proxy, the persons named as proxy holders, Micky Arison, Carnival Corporation’s Chair of the Board, and Arnaldo Perez, Carnival Corporation’s General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Boards of Directors.

Q:	Who will count the vote?

A:	Broadridge Financial Solutions will tabulate the votes and act as the inspector of elections.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC

Q:	Who is entitled to attend and vote at the Carnival plc Annual General Meeting?

A:

If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 2, 2020, you will be entitled to attend in person and vote at the Annual General Meeting to be held in the UK in respect of the number of Carnival plc ordinary shares registered in your name at that time. You may also appoint a proxy to attend, speak and vote instead of you. If you are a corporation you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the Annual General Meeting to be held in the U.S. For further details regarding appointing a proxy or corporate representative, please see below.

Q:	Will I be asked to vote at the Carnival Corporation Annual Meeting of Shareholders?

A:

No. Your vote at the Carnival plc Annual General Meeting, for the purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel Carnival Corporation Annual Meeting of Shareholders through the mechanism of a special voting share issued by Carnival Corporation.

Q:	How do I vote my Carnival plc shares without attending the Annual General Meeting?

A:	You may vote your Carnival plc shares at the Annual General Meeting by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it

98	Carnival Corporation & plc 2020 Proxy Statement

QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival plc

as soon as possible, but in any event so as to be received by Carnival plc’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, by not later than 1:30 p.m. (BST) on April 2, 2020. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out in the proxy form. It is also possible to appoint a proxy via the CREST system (please see the Carnival plc Notice of Annual General Meeting for further details). Voting by proxy does not preclude you from attending the Annual General Meeting and voting in person should you wish to do so.

If you are a corporation, you can vote your Carnival plc shares at the Annual General Meeting by appointing one or more corporate representatives. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the Annual General Meeting more efficient. In order to pre-register you would need to email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.

Corporate representatives themselves are urged to arrive at least two hours before commencement of the Annual General Meeting to assist Carnival plc’s registrars with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc’s registrars.

Q:	Can I change my vote given by proxy or by my corporate representative?

A:	Yes. You may change your proxy vote by either:

•	completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc’s registrars by no later than 1:30 p.m. (BST) on April 2, 2020; or
•	attending and voting in person at the Annual General Meeting.

If you do not attend and vote in person at the Annual General Meeting and wish to revoke the appointment of your proxy or corporate representative, you must do so by delivering a notice of such revocation to Carnival plc’s registrars at least three hours before the start of the Annual General Meeting.

Q:	What class of shares are entitled to be voted at the Carnival plc Annual General Meeting?

A:

Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 2, 2020, is entitled to one vote at the Annual General Meeting. As of February 6, 2020, Carnival plc had 182,487,135 ordinary shares in issue. However, the 25,666,636 Carnival plc ordinary shares directly or indirectly held by Carnival Corporation have no voting rights (in accordance with the Articles of Association of Carnival plc). As a result, as of February 6, 2020, the total voting rights in Carnival plc were 156,820,499 ordinary shares.

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” your vote for each of the resolutions. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions.

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ANNEX A

CARNIVAL PLC DIRECTORS’ REPORT

Directors’ Report

Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Committees of the Board. However, as is required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single senior management team and the Boards of Directors and members of the Committees of the Boards are identical. This Directors’ Report has been prepared and presented in accordance with and in reliance upon UK company law and, accordingly, the liabilities of the Directors in connection with this Directors’ Report shall be subject to the limitations and restrictions provided by such law.

In accordance with the UK Financial Conduct Authority’s Listing Rules, the information to be included in the Annual Report and Accounts, where applicable, under Listing Rule 9.8.4, is set out in this Directors’ Report, with the exception of the details regarding interest capitalized, which are set out in the Carnival plc consolidated IFRS financial statements, and the details of long-term incentive schemes, which are set out in the Carnival plc Directors’ Remuneration Report.

Future developments of the business and business model of Carnival Corporation & plc can be found in the Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements under the following sections, respectively: 1.A.II Visions, Goals and Related Strategies and 1.C. Our Global Cruise Business. The financial risk management objectives and policies and exposure to foreign currency risk, fair value risk, cash flow interest rate risk, credit risk and liquidity risk can be found in Note 23.

Dividends

During the year ended November 30, 2019, Carnival plc paid four regular quarterly dividends totaling $2.00 per ordinary share (2018—$1.90). In January 2020, the Boards of Directors declared a quarterly dividend of $0.50 per share. For this quarterly dividend, the Boards of Directors approved a record date of February 21, 2020, and a payment date of March 13, 2020.

Although dividends are declared in U.S. dollars, they are paid in sterling to the holders of ordinary shares in Carnival plc unless they elect to receive their dividends in U.S. dollars. Dividends payable in sterling are converted from U.S. dollars into sterling at the U.S. dollar to sterling exchange rate quoted by Bloomberg in London at 12:00 p.m. on the next combined U.S. and UK business day that follows the quarter end.

Holders of the Carnival plc’s American Depositary Shares are paid their dividend in U.S. dollars.

Since January 2004, Ocorian Trustees (Jersey) Limited, as trustee of the P&O Princess Cruises Employee Benefit Trust, held shares to satisfy grants made under Carnival plc 2014 Employee Share Plan. The trustee has waived its right to all dividends payable by Carnival plc. Dividends paid during fiscal 2019 over which rights were waived amounted to $146,671.

Share Capital and Control

Changes in the share capital of Carnival plc during fiscal 2019 are given in Note 16 to the Carnival plc consolidated IFRS financial statements.

The share capital of Carnival plc at January 16, 2020 includes two allotted and issued subscriber shares of £1 each, 50,000 allotted but unissued redeemable preference shares of £1 each, one allotted

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ANNEX A

and issued special voting share of £1 and 182,494,106 allotted and issued ordinary shares of $1.66 each. The subscriber shares carry no voting rights and no right to receive any dividend or any amount paid on a return of capital. The redeemable preference shares carry no voting rights, but are entitled to payment of a cumulative preferential fixed dividend of eight percent per annum on the amount paid up on each such share that is in issue. On a return of capital on a winding up or otherwise, the redeemable preference shares rank behind the ordinary shares but ahead of any other class of shares, and are entitled to receive payment of the amount paid up or credited as paid up on each such share. Redeemable preference shares which are fully paid may be redeemed at any time at the election of the holder or of the company, in which case the amount payable on redemption is the amount credited as paid up on each share which is redeemed, together with all arrears and accruals of the preferential dividend.

Details of restricted stock units granted to employees are given in Note 19 to the Carnival plc consolidated IFRS financial statements.

The Articles of Association of Carnival plc contain provisions which, in certain circumstances, would have the effect of preventing a shareholder (or a group of shareholders acting in concert) from holding or exercising the voting rights attributable to shares in Carnival plc which are acquired by them. These provisions would have effect if a shareholder (or a group of shareholders acting in concert) were to acquire ordinary shares in Carnival plc with the result that the total voting rights exercisable by that shareholder or group of shareholders on matters put to a vote as joint electorate actions under the DLC arrangement would exceed 30 percent of the total voting rights exercisable in respect of any joint electorate action. They would also have effect if a shareholder (or group of shareholders acting in concert) already holding between 30 percent and 50 percent of the total voting rights exercisable in respect of any joint electorate action were to acquire shares in Carnival plc and thereby increase the percentage of voting rights so held. In each such case, the percentage of voting rights held is determined after taking into account voting rights attributable to shares of Carnival Corporation common stock held by such shareholder (or group of shareholders) and also taking into account the effect of the equalization ratio which gives effect to common voting by the shareholders of Carnival plc and Carnival Corporation on joint electorate actions under the DLC arrangement.

Under the relevant provisions of the Articles of Association of Carnival plc (articles 277 to 287) shares which are acquired by a person and which trigger the thresholds referred to in the foregoing paragraph may be sold at the direction of the Board, and the proceeds remitted to the acquiring shareholder, net of any costs incurred by Carnival plc. Pending such sale any dividends paid in respect of such shares would be paid to a charitable trust, and the trustee of such trust would be entitled to exercise the voting rights attaching to the shares.

The restrictions summarized in the preceding paragraphs would not apply in the case of an acquisition of shares that is made in conjunction with a takeover offer for Carnival plc, which is announced in accordance with the City Code on Takeovers and Mergers, for so long as that offer has not lapsed or been withdrawn. However, if such a takeover offer is not made, or lapses or is withdrawn, the restrictions will apply in respect of any acquired shares.

The foregoing is a summary only of the relevant provisions of the Articles of Association of Carnival plc, and for a complete understanding of their effect, shareholders are recommended to refer to the Articles of Association themselves. A copy of the Articles of Association of Carnival plc is available at Carnival plc’s website at www.carnivalplc.com or upon request from the Company Secretary, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States.

There is one significant agreement to which Carnival plc is a party, which may be altered or terminated in the event of a change of control. This is the Amendment and Restatement Agreement dated August 6, 2019 in respect of the Facilities Agreement dated May 18, 2011, as further amended and

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ANNEX A

extended from time to time, by and among Carnival Corporation, Carnival plc, Bank of America Merrill Lynch International Designated Activity Company (as facilities agent), and a syndicate of financial institutions, which provides for approximately $1.7 billion, €1.0 billion and £150 million revolving credit facilities and which may, under certain circumstances, be cancelled upon a change of control of Carnival plc, other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them.

Articles of Association

The Articles of Association of Carnival plc may be amended by the passing of a special resolution of the shareholders. In common with many other corporate actions that might be undertaken by Carnival plc, such a resolution would be proposed as a joint electorate action on which the shareholders of Carnival plc and of Carnival Corporation effectively vote as a single unified body, as contemplated by the DLC arrangement.

Purchase of Own Shares

The Boards of Directors have authorized the repurchase of up to an aggregate of $1.0 billion of Carnival Corporation common stock and Carnival plc ordinary shares subject to certain restrictions (the “Repurchase Program”). At January 16, 2020, the availability under the Repurchase Program was $122 million. The Repurchase Program does not have an expiration date and may be discontinued by the Boards of Directors at any time.

In addition to the Repurchase Program, the Boards of Directors have authorized the repurchase of up to 22 million Carnival plc ordinary shares and up to 26.9 million shares of Carnival Corporation common stock under the Stock Swap programs described in the Carnival Corporation & plc 2019 joint Annual Report on Form 10-K.

Shareholder approval is not required to buy back shares of Carnival Corporation, but is required under the UK Companies Act 2006 to buy back shares of Carnival plc. At the Annual General Meetings held on April 16, 2019, the authority for Carnival plc to buy back its own shares was approved. This authority enabled Carnival plc to buy back up to 19,187,564 ordinary shares of Carnival plc (being approximately 10 percent of Carnival plc’s ordinary shares in issue). Under that authority, 7,653,317 Carnival plc ordinary shares have been purchased through January 16, 2020. That approval expires on the earlier of:

•	the conclusion of Carnival plc’s 2020 Annual General Meeting; or
•	July 10, 2020.

Carnival Corporation & plc treats any such repurchases made by Carnival Corporation or Carnival Investments Limited under the Repurchase Program and the Stock Swap Programs as if they were made by Carnival plc under the Carnival plc buy back authority.

Directors

The names of all persons who served as Directors of Carnival Corporation and Carnival plc during fiscal 2019 and biographical notes about each of the Directors are contained in the Proxy Statement.

Details of the Directors’ membership on Board Committees are set out in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.

As of the date of this Directors’ Report, 27% of the members of the Boards are women (being three of 11 members).

Upon becoming a member of the Board of Directors of Carnival plc, each new Director participates in an induction process, which includes a meeting with all of the current Directors, provision of an

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ANNEX A

induction pack, site visits and meetings with senior and operational management teams. The Directors update their skills, knowledge and familiarity with Carnival plc by attending appropriate external seminars and training courses, meeting with senior management and visiting regional and divisional operating offices.

The appointment and replacement of Directors of Carnival plc is governed by the provisions of the Articles of Association of Carnival plc and also by the provisions of the Equalization and Governance Agreement entered into on April 17, 2003 on the establishment of the DLC arrangement. The Articles of Association and the Equalization and Governance Agreement require that the Boards of Directors of Carnival plc and Carnival Corporation be comprised of exactly the same individuals.

The business of Carnival plc is managed by the Board of Directors, which may exercise all the powers of Carnival plc, including, without limitation, the power to dispose of all or any part of the company’s assets, to borrow money, to mortgage or pledge any of its assets and to issue debentures and other securities.

Details of the Directors’ remuneration and their interests in the shares of Carnival Corporation and Carnival plc are set out in Part II of the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement.

Substantial Shareholdings

As of November 30, 2019, Carnival plc has been notified of material interests of three percent or more in Carnival plc’s total voting rights as follows:

Shareholder	Number of shares		Percentage of voting rights

Barclays plc	6,454,915	(1)	4.1

BlackRock Inc.	14,892,404	(2)	9.5

Causeway Capital Management LLC	10,047,568		6.4
(1)	Affiliates of Barclays plc have an interest in these shares.
(2)	Affiliates of BlackRock Inc. have an interest in these shares.

Carnival plc has not been notified of any changes between December 1, 2019 and January 16, 2020.

Carnival Corporation and Carnival Investments Limited are the holders of an aggregate of 25,666,636 Carnival plc ordinary shares as of January 16, 2020. These shares carry no voting rights or rights on liquidation unless Carnival Corporation owns over 90 percent of all the Carnival plc ordinary shares. Accordingly, the details of voting rights given in the preceding table take account of the absence of voting rights carried by these shares.

Except for the above, no person has disclosed relevant information to Carnival plc pursuant to rule 5 of the Disclosure Guidance and Transparency Rules.

Corporate Governance and Directors’ Remuneration

A report on corporate governance and compliance with the UK Corporate Governance Code is contained in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. Part I of the Carnival plc Directors’ Remuneration Report is included in the Proxy Statement and Part II of the Carnival plc Directors’ Remuneration Report is attached as Annex B to the Proxy Statement.

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ANNEX A

Corporate and Social Responsibility

Health, environmental, safety and security

At Carnival Corporation & plc, our highest responsibilities and our top priorities are to operate safely, to protect the environment and to be in compliance everywhere we operate in the world. To that end, the Boards of Directors of Carnival Corporation & plc established Board-level Health, Environmental, Safety & Security (“HESS”) Committees comprised of four independent Directors. The principal function of the HESS Committees is to assist the Boards in fulfilling their responsibility to:

•	supervise and monitor Carnival Corporation & plc’s health, environmental, safety, security and sustainability-related policies, programs, initiatives at sea and ashore; and
•	comply with related legal and regulatory requirements relating to health, environmental, safety, security and sustainability.

The HESS Committees and our management team review all significant risks or exposures and associated mitigating actions. Each of the Group Chief Executive Officers, each brands’ President, the Chief Maritime Officer and senior maritime representatives attend the meetings of the HESS Committees.

In addition, Carnival Corporation & plc’s HESS Policy describes our commitments to:

•

protecting the health, safety and security of our passengers, guests, employees and all others working on our behalf, thereby promoting an organization that strives to be free of injuries, illness and loss;

•

protecting the environment, including the marine environment in which our vessels sail and the communities in which we operate, striving to prevent adverse environmental consequences and using resources efficiently and sustainably;

•	complying with or exceeding all legal and statutory requirements related to health, environment, safety, security and sustainability throughout our business activities; and
•	assigning health, environment, safety, security and sustainability matters the same priority as other critical business matters.

The HESS Policy is published on the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com.

The Boards recognize that Carnival Corporation & plc needs to ensure that there is a consistent standard of operation throughout their fleet in keeping with their leading position in the cruise industry. In this regard, the Carnival Corporation & plc Maritime Operations Department is headed by a Chief Maritime Officer, with a full-time professional and administrative staff, and is responsible for providing a common, integrated approach to management of HESS matters and for reporting to the HESS Committees on such matters. The Chief Maritime Officer reports to the Chief Executive Officer and to the Chair of the HESS Committees.

The Boards of Directors of Carnival Corporation & plc have also established Board-level Compliance Committees comprised of five independent Directors. The principal function of the Compliance Committees is to assist with the Boards’ oversight of our ethics and compliance program.

Carnival Corporation & plc recognizes our responsibility to provide industry leadership and to conduct our business as a responsible global citizen. Our corporate leadership is manifested in our Code of Business Conduct and Ethics, which requires that every employee and member of the Boards use sound judgment, maintain high ethical standards and demonstrate honesty in all business dealings. As a responsible global citizen, Carnival Corporation & plc is committed to achieving and maintaining the highest standards of professional and ethical conduct.

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ANNEX A

Risk Advisory & Assurance Services (“RAAS”) is Carnival Corporation & plc’s internal audit department and is headed by the Chief Audit Officer, who reports directly to the Chairs of the Audit and HESS Committees. The Chief Audit Officer also has a “dotted” reporting line to the General Counsel. RAAS conducts annual HESS audits of each brand’s head office and of each ship in our fleet. These audits are in addition to the audits performed by external third-party certification and regulatory auditors.

Each RAAS HESS audit is organized and planned to:

•	verify compliance with applicable rules, corporate standards, brand policies and procedures, regulations, codes and guidance directly involved in the safe conduct of ship operations;
•	verify the effectiveness and efficiency of the shipboard and shore-side HESS management systems; and
•	identify opportunities for continuous improvement.

Carnival Corporation & plc has long been committed to operating responsibly. We believe that sustainability is about preserving our environment, respecting our employees and the communities where we do business and returning value to our shareholders. We voluntarily publish Sustainability Reports that address governance, stakeholder engagement, environmental, labor, human rights, society, product responsibility, economic and other sustainability-related issues and performance indicators. These reports, which can be viewed at www.carnivalsustainability.com, are developed in accordance with the Sustainability Reporting Guidelines established by the Global Reporting Initiative, the global standard for reporting on environmental, social and governance policies, practices and performance.

As part of our sustainability strategy, we have voluntarily reported our carbon footprint via the CDP (formerly, the Carbon Disclosure Project) each year since 2006. The CDP rates companies on the depth and scope of their disclosures and the quality of their reporting. We have developed a greenhouse gas inventory management plan in 2010 in accordance with the requirements of International Organization for Standardization (“ISO”) 14064-1:2006 standard and The Greenhouse Gas Protocol. Our submission includes details of our most recently compiled emissions data and reduction efforts, along with the results of an independent, third-party verification of our greenhouse gas emissions inventory. We also disclose our water stewardship through the CDP water program.

Carnival Corporation & plc’s environmental management system is certified in accordance with the ISO 14001:2015 Environmental Management System standard.

Our approach to reducing our Greenhouse Gas Emissions involves multimillion-dollar investments and a multi-faceted strategy. Key components of this strategy include the implementation of low carbon fuels, expansion of carbon efficient technologies and investing in new technologies. Regarding low carbon fuels, we continue to pioneer the use of Liquefied Natural Gas (“LNG”) and are expanding our LNG investments. In 2018, we made history with the launch of AIDAnova, the first cruise ship in the world powered 100% by LNG both at sea and in port. We recently launched Costa Smeralda, the second cruise ship in the world powered 100% by LNG. Leading the cruise industry’s use of LNG, we have an additional nine LNG cruise ships due for delivery between 2020 and 2025. We are also making significant investment in fuel cell technology and electrical energy storage capabilities using battery systems.

We started a new environmental partnership with Jean-Michel Cousteau and his Ocean Futures Society. Cousteau will provide valuable external expertise on environmental initiatives. Ocean Futures Society is a nonprofit marine conservation and education organization that serves as a “Voice for the Ocean” on the importance of effective environmental and sustainability policy.

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ANNEX A

We are tracking our progress against our 2020 sustainability goals, which reinforce our commitment to the environment, our guests, our employees and the communities in which we operate. We are pleased to share that through the commitment of our dedicated and diverse workforce, we reached our carbon reduction goal ahead of schedule. As we finalize our sustainability strategy beyond 2020 we have committed to support the Cruise Line International Association commitment to a 40% carbon intensity rate reduction by 2030. We have also committed to eliminating non-essential single use items including plastics by the end of 2021. As we continue to finalize our additional sustainability targets we are using the United Nations’ 2030 sustainable development goals as a framework.

Environmental Goals

•   Reduce intensity of carbon dioxide equivalent (“CO2e”) emissions from operations by 25% by 2020 relative to our 2005 baseline

•   Continue to improve the quality of our emissions into the air by developing, deploying and operating advanced air quality systems across our fleet

•   Increase usage of ship-to-shore power connection capabilities

•   Increase Advanced Wastewater Purification Systems coverage of our fleet-capacity by 10 percentage points by 2020 relative to our 2014 baseline

•   Continue to improve our shipboard operations’ water use efficiency by 5% by 2020 relative to our 2010 baseline

•   Continue to reduce waste generated by our shipboard operations by 5% by 2020 relative to our 2010 baseline, as measured by kilograms of non-recycled waste per person per day

Health, Safety and Security Goal	• Continue to build on our commitment to protect the health, safety and security of guests, employees and all others working on our behalf
Labor and Social Goals

•   Continue to build a diverse and inclusive workforce and provide all employees with a positive work environment and opportunities to build a rewarding career to further drive employee engagement

•   Further develop and implement vendor assurance procedures ensuring compliance with Carnival Corporation & plc’s Business Partner Code of Conduct and Ethics

•   Continue to work on initiatives and partnerships that support and sponsor a broad range of organizations for the benefit of the communities where we operate

Our ship fuel consumption and emission rates and our total ship fuel greenhouse gas emissions are as follows:

Measure	Units		2019	2018

Total ship fuel greenhouse gas emissions (in millions)	Tonnes CO2e	(1)	10.48	10.42

Ship fuel greenhouse gas emission rate	Grams CO2e/ALB-KM	(2)	246	251
(1)

Greenhouse gas emission data collection and calculations were performed in accordance with our greenhouse gas inventory management plan, the Greenhouse Gas Protocol and ISO 14064-3:2006 standard. Ship fuel emissions represent over 95% of the combined scope 1 emissions (direct emissions from sources that are owned or controlled by Carnival Corporation & plc) and scope 2 emissions (indirect emissions from the consumption of purchased electricity, heat or steam).

(2)

We measure and report the ship fuel greenhouse gas emission rate in terms of grams of CO2e per available lower berth kilometer (“ALB-KM”). This indicator enables us to make meaningful greenhouse gas emission reduction comparisons that take into account changes in fleet size, itineraries and passenger capacity.

Further details of matters related to health, environmental, safety, security and sustainability reporting and community relations at Carnival Corporation & plc are available in the “Sustainability” section of the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com and our sustainability website at www.carnivalsustainability.com.

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ANNEX A

Employees

Carnival Corporation & plc own and operate a portfolio of brands in North America, Europe, Australia and Asia comprised of nine cruise lines: Carnival Cruise Line, Holland America Line, Princess Cruises, Seabourn, AIDA Cruises, Costa Cruises, Cunard, P&O Cruises (Australia) and P&O Cruises (UK). Our corporate office and individual brands employ a variety of methods, such as intranet sites, management briefings, newsletters and reward programs to encourage employee involvement and to keep employees informed of the performance, development and progress of Carnival Corporation & plc.

We believe that diversity and inclusion issues, such as the attraction, retention, development and promotion of women and people of color, are not only important topics in corporations and boardrooms world-wide, they are issues critically important to sustaining the success of our business. For years, we have partnered with organizations focused on improving the diversity and inclusiveness of work places and by extension, society in general. We strive to achieve greater performance through capturing the power of employee diversity across all elements such as race, ethnicity, gender and sexual orientation. Accordingly, our President and Chief Executive Officer has committed to Catalyst’s “Catalyst CEO Champions for Change” initiative to support the advancement of women’s leadership and diversity in the workplace and the Executive Leadership Council’s “CEO Action for Diversity and Inclusion” initiative to support and encourage diversity in the workplace.

Senior employees within Carnival Corporation & plc are eligible to participate in either the Carnival plc 2014 Employee Share Plan or the Carnival Corporation 2011 Stock Plan (or the Carnival Corporation 2020 Stock Plan, if approved by shareholders at the Annual General Meetings), further details of which are provided in Carnival plc’s Directors’ Remuneration Report attached as Annex B to the Proxy Statement. These plans reinforce the philosophy of encouraging senior employees to contribute directly to the achievement of Carnival Corporation & plc’s goals and of rewarding individual and collective success.

It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies for which they are suitable applicants. Training and career development is encouraged for all employees. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled while in their service whenever possible and to provide specialist training, where appropriate.

Information regarding gender mix can be found in the Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements.

Political Contributions

Carnival plc did not make any political contributions to any political organization during the year ended November 30, 2019 (2018—nil). Carnival plc’s subsidiaries made political contributions to organizations outside the European Union of $0.01 million (2018—$0.3m).

Directors’ Statement as to Disclosure of Information to Auditors

Each Director is satisfied that, as far as he or she is aware, the auditors are aware of all information relevant to the audit of Carnival plc’s consolidated IFRS financial statements for the year ended November 30, 2019 and that he or she has taken all steps that ought to have been taken by him or her as a Director in order to make the auditors aware of any relevant audit information and to establish that Carnival plc’s auditors are aware of that information.

Corporate Governance Statement

The corporate governance statement, prepared in accordance with rule 7.2 of the UK Listing Authority’s Disclosure Guidance and Transparency Rules sourcebook, can be found in the Carnival plc

A-8	Carnival plc Directors’ Report

ANNEX A

Corporate Governance Report attached as Annex C to the Proxy Statement. The Carnival plc Corporate Governance Report forms part of this Carnival plc Directors’ Report and is incorporated into it by this reference.

Independent Auditors

The independent auditors, PricewaterhouseCoopers LLP, have indicated their willingness to continue in office and a resolution that they be re-appointed will be proposed at the 2020 Annual General Meeting.

Statement of Directors’ Responsibilities

The Directors are responsible for preparing the Annual Report, the Carnival plc Directors’ Remuneration Report and the financial statements in accordance with applicable law and regulations.

Company law requires the Directors to prepare financial statements for each financial year. Under that law, the Directors have prepared the group and company financial statements in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the European Union. Under company law, the Directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of Carnival plc and the Carnival plc group and of the net income of the Carnival plc group for that period.

In preparing the financial statements the Directors are required to:

•	select suitable accounting policies and then apply them consistently;
•	make judgments and estimates that are reasonable and prudent;
•	state whether applicable IFRSs have been followed for the group and company financial statements, subject to any material departures disclosed and explained in the financial statements; and
•	prepare the group and parent company financial statements on the going concern basis unless it is inappropriate to presume that the group and company will continue in business.

The Directors are responsible for keeping adequate accounting records that are sufficient to show and explain Carnival plc’s transactions and disclose with reasonable accuracy at any time the financial position of Carnival plc and the Carnival plc group and to enable them to ensure that the financial statements and the Carnival plc Directors’ Remuneration Report comply with the UK Companies Act 2006 and, as regards the Carnival plc consolidated IFRS financial statements, Article 4 of the IAS Regulation.

The Directors are also responsible for safeguarding the assets of Carnival plc and the Carnival plc group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Carnival Corporation & plc is responsible for the maintenance and integrity of the corporate and financial information included on its website. Legislation in the UK governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.

Each of the Directors, whose names and functions are listed in the Proxy Statement, confirms that, to the best of his or her knowledge:

•

the Carnival plc group and company financial statements, which have been prepared in accordance with IFRSs give a true and fair view of the assets, liabilities, financial position and net income of the Carnival plc group and company; and

•	the Carnival plc Directors’ Report attached as Annex A to the Proxy Statement and the Carnival plc Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements

Carnival plc Directors’ Report	A-9

ANNEX A

includes a fair view of the development and performance of the business and the position of the Carnival plc group and company, together with a description of the principal risks and uncertainties that it faces.

The Directors consider that the Annual Report and Accounts taken as a whole, are fair, balanced and understandable and provide the information necessary for the shareholders of Carnival plc to assess the position and performance, business model and strategy of the Carnival plc group and company.

This Directors’ Report was approved by the Board of Directors and is signed by order of the Board of Directors by

Arnaldo Perez

Company Secretary

January 28, 2020

Carnival plc

Incorporated and registered in England and Wales under number 4039524

A-10	Carnival plc Directors’ Report

ANNEX B

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT - PART II

Certain information required to be included in the Carnival plc Directors’ Remuneration Report is set forth in Part I (which is also known as the Compensation Discussion and Analysis) and in the “Director Compensation” and “Compensation Tables” sections of the Notice of Annual Meetings and Proxy Statement to which this Report is annexed (the “Proxy Statement”). The Compensation Discussion and Analysis and the relevant parts of the Proxy Statement should be read in conjunction with this Part II.

As explained in Part I, Parts I and II of the Carnival plc Directors’ Remuneration Report form part of the Carnival plc Annual Report for the year ended November 30, 2019. Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single management team and the Boards of Directors and members of the Committees of the Boards are identical. Accordingly, consistent with prior years, we have included remuneration paid by Carnival Corporation and Carnival plc in the Carnival plc Directors’ Remuneration Report. The Directors are primarily paid by Carnival Corporation as part of the DLC arrangement.

Both Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with Schedule 8 of the Large and Medium-Sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the “LMCG Regulations”) and the UK Corporate Governance Code published by the UK Financial Reporting Council in April 2016 (the “Corporate Governance Code”), the UK Companies Act 2006 and the Listing Rules of the UK Listing Authority.

The Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy which is set out in Section B of this Part II), is subject to an advisory (non-binding) vote at the 2020 Annual General Meeting. Section A of this Part II is the Implementation Section, which contains the disclosures in respect of the actual pay outcomes for fiscal 2019. Section B contains the Directors’ Remuneration Policy, which is subject to a binding vote at the 2020 Annual General Meeting and will, if approved, take effect from April 6, 2020.

1.	Statement by Randall J. Weisenburger, Chair of the Compensation Committees

The major decisions on Directors’ remuneration and the changes on Directors’ remuneration during the year (and the context for these decisions and changes) are summarized in the “Executive Summary” section in Part I of the Carnival plc Directors’ Remuneration Report.

Our pay practices are consistent with best and established market practice provisions in the U.S. where, for example it is not common to defer the release of long-term incentive awards following their vesting or to require executives to maintain a shareholding following their departure from the group. The Compensation Committees have considered the potential implications of adopting such developments in UK practice since the last policy review and concluded that it would both unnecessarily place Carnival Corporation & plc at a competitive disadvantage to other large U.S. headquartered companies and that the corresponding increase in the overall quantum of pay required to offset the diminution in the packages arising from such provisions would not be in the interests of shareholders. The Compensation Committees will keep such matters and, in particular, whether they become more prevalent in the U.S. under review.

Carnival plc Directors’ Remuneration Report – Part II	B-1

ANNEX B

Section A: Implementation Section

2.	Implementation Section

2.1	Implementation of Approved Policy

The Directors’ Remuneration Policy (the “2017 Policy”) was approved by the Carnival Corporation and Carnival plc shareholders at the Annual General Meeting held in April 2017. The 2017 Policy will be operated by Carnival Corporation & plc until a new Directors’ Remuneration Policy, which is being submitted for shareholder approval at the 2020 Annual General Meeting, is approved (the “2020 Policy”). The 2017 Policy is included within Annex B of the 2017 Notice of Annual Meetings of Shareholders and Proxy Statement, which is available on our website at www.carnivalcorp.com or www.carnivalplc.com. The proposed 2020 Policy is set forth below in Section B.

The Compensation Committees have regard to the new corporate governance code was published by the UK Financial Reporting Council in July 2018 and are satisfied that both the 2017 Policy and proposed the 2020 Policy support the long-term success of Carnival Corporation & plc and include due regard to corporate and social responsibility issues and to managing risk within the group.

During the year, the following actions were taken for 2019 or anticipated for fiscal 2020 when implementing the 2017 Policy or 2020 Policy, if approved:

Executive Directors

Base salary

Annual salaries (not audited)

Annual salary levels as at December 1, 2019 were:

•  Mr. Donald – $1,500,000

•  Mr. Arison – $1,000,000

No increase was made to Messrs. Donald’s or Arison’s salary for fiscal 2020.

Details of the companies considered as comparators for the market competitive reviews described above are set out in the “Process for Making “Compensation Determinations” section in Part I.

Annual Bonus

Fiscal 2019 Annual Bonus (audited)

The annual bonus program is referred to as the Management Incentive Plan. Details of the performance measures and targets for Mr. Donald’s annual bonus in respect of fiscal 2019 are included in the “Annual Bonuses” section in Part I. As in previous years, the selected performance measure was Corporation Operating Income and application of this measure in accordance with the 2017 Policy focuses Mr. Donald on achieving appropriate performance results as reflected by income from the operations of Carnival Corporation & plc as well as other relevant measures.

Mr. Arison does not participate in our performance-based annual bonus program.

B-2	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

Annual bonus for Executive Directors who served throughout fiscal 2019 were as follows:

•  Mr. Donald – $2,250,000 representing a bonus outcome of 75% of target

•  Mr. Arison – Nil

This outcome did not involve the exercise of any discretionary adjustments (up or down) to Mr. Donald’s individual annual bonus amount.

Additionally, Mr. Donald is eligible, depending on service, to participate in an all-employee profit sharing arrangement as further detailed in the section on pensions below.

Fiscal 2020 Annual Bonus – Performance measures and targets (not audited)

For fiscal 2020, the key performance measure will again be Corporation Operating Income.

Full details of the process for setting the Corporation Operating Income Target for fiscal 2020 and of how achievement of Corporation Operating Income in relation to that target can produce bonus outcomes is set out in the “Annual Bonuses” section in Part I.

The Corporation Operating Income Target for fiscal 2020 will be disclosed at the end of the performance period, as it is strategic and commercially sensitive to disclose at this time.

For fiscal 2020, Mr. Donald’s target bonus remained unchanged at $3,000,000 (with the maximum possible bonus being 200% of this level).

Mr. Arison does not participate in our performance-based annual bonus program.

As reported in the “Annual Bonuses” section in Part I, the annual bonus program includes clawback features that will require participants to reimburse us for all or a portion of payments received under the program in the case of a participant’s wrongdoing that results in a material restatement of our financial statements.

Long-Term Incentive Compensation

Long-Term Incentive Compensation in Fiscal 2019 (audited)

Descriptions of the share grants made to Mr. Donald during fiscal 2019 and their vesting conditions are set out in the “Equity-Based Compensation” section in Part I. The share grants made to Mr. Donald during fiscal 2019 are disclosed in “Share Plan Grants Made to Directors in Fiscal 2019” table below, which is audited. No share grants were made to Mr. Arison in fiscal 2019.

For fiscal 2019, long-term incentives were as follows:

•  Management Incentive Plan-Tied Equity (“MTE”) grant made in January 2020;

•  Performance-Based Share (“PBS”) grant made in January 2019; and

•  Shareholder Equity Alignment (“SEA”) grant made in January 2019.

Carnival plc Directors’ Remuneration Report – Part II	B-3

ANNEX B

The Compensation Committees approved an MTE target grant value for Mr. Donald in January 2019. The actual 2019 Management Incentive Plan payout percentage is applied to the MTE target grant value to determine the recommended MTE grant value, which may be from zero to 200% of target. The actual MTE grant value approved is then converted into a number of RSUs that cliff vest after two years from the date of grant. The MTE grant for Mr. Donald in January 2020 was as follows:

Director	MTE Target Value ($)		2019 Payout Percentage		MTE Grant Value ($)		Closing Price on Grant Date ($)		RSUs Received (#)

Arnold W. Donald	1,500,000	x	75.0%	=	1,125,000	÷	51.90	=	21,676

Mr. Donald received a target PBS grant of 53,323 shares in January 2019. The PBS grant made to Mr. Donald in fiscal 2019 is capable of vesting between zero to 200% of target based upon the extent to which operating income, as adjusted for certain fuel price changes and currency exchange rate impacts, for each of the three fiscal years in the 2019-2021 performance cycle and the average of each annual return on invested capital (“ROIC”) result for the three-year performance cycle exceeds the specified performance goals. Under the terms of the grant, the operating income result is weighted 60% and ROIC result is weighted 40%. The operating income and ROIC targets will be disclosed at the end of the performance period (as these targets are deemed strategic and commercially sensitive).

In January 2019, the Compensation Committees also approved an SEA grant to Mr. Donald in the form of 35,000 target shares. The SEA grant is entirely performance-based and the ultimate value is contingent upon Carnival Corporation & plc’s absolute TSR as modified by our TSR rank relative to the Peer Group over the period of December 1, 2018 through November 30, 2021, which may be from zero to 600% of target.

The Compensation Committees approved the long-term equity grants to Mr. Donald after an evaluation of current market practice, the aggregate market positioning of total direct compensation, and the Compensation Committees’ focus on the alignment between Mr. Donald’s pay outcomes and Carnival Corporation & plc’s long-term performance.

The 2017 PBS grant made to Mr. Donald in April 2017 reached the end of the performance period at the end of fiscal 2019 and will vest on February 14, 2020.

B-4	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

Long-Term Incentive Compensation in Fiscal 2020 (not audited)

All long-term incentive compensation for fiscal 2020 for Mr. Donald will continue to be 100% at risk and performance-based.

The PBS grant will have a target value of $3 million and the MTE target grant will have a value of $1.5 million. The SEA grant will have a target of 50,000 shares.

The monetary amounts referred to for the MTE and PBS grants above are made as a number of shares using the share price at the date of grant. The SEA grant is made as a number of shares. As explained in the “Equity-Based Compensation” section in Part I, grants are calculated by reference to the value of shares to facilitate external comparisons and also comparison to other forms of compensation.

PBS and SEA grants to be made in fiscal 2020 will be subject to performance conditions which the Compensation Committees approve as appropriate at the time the grants are made. The MTE grants will be subject to pre-grant performance conditions tied to the Management Incentive Plan. The precise metrics for the PBS grants have not been finalized at the date of the Carnival plc Directors’ Remuneration Report, but may be based on similar measures as the grants made in fiscal 2019, which may include operating income and ROIC, with the precise performance measures, targets and maximums set shortly prior to making the grant. These targets will be disclosed at the end of the performance period (as these targets are deemed strategic and commercially sensitive).

No long-term incentive compensation will be made to Mr. Arison in fiscal 2020.

Benefits

Benefits in Fiscal 2019 (audited)

The detailed benefits provided to Mr. Arison are described in the footnotes to the “Single Figure Table” below. The detail of benefits provided to Mr. Donald is set out in the “All Other Compensation” table in the “Executive Compensation” section of the Proxy Statement.

Benefits in Fiscal 2020 (not audited)

Benefits provided in fiscal 2020 are expected to be similar to those provided in fiscal 2019.

Carnival plc Directors’ Remuneration Report – Part II	B-5

ANNEX B

Pensions

Pensions in Fiscal 2019 (audited)

Details of the pension entitlements that Mr. Arison participated in fiscal 2019 are set out in “Total Pension Entitlements” section.

Mr. Donald participated in the Carnival Corporation Fun Ship Savings plan, a qualified 401(k) plan (the “401(k) Plan”) during fiscal 2019. Under this plan, employee contributions are capped at the U.S. Internal Revenue Service (“IRS”) prescribed limits, with an employer matching contribution of up to 50% of this level possible), all of which is subject to discrimination testing. Carnival Corporation also operates a profit sharing arrangement under which participants who are deemed highly compensated employees under IRS regulations are paid the equivalent of their annual matching award (less any amount actually contributed by Carnival Corporation to the 401(k) Plan on their behalf as a matching contribution) and profit sharing contribution as additional cash compensation. This is currently set according to a prescribed scale as set out in the “Pension Benefit in Fiscal 2019” section of the Proxy Statement.

Pensions in Fiscal 2020 (not audited)

No material changes to the arrangements are anticipated for 2020.

Stock Ownership Policy

Stock Ownership Policy (audited)

A description of the stock ownership policy applicable to Executive Directors is set out in the “Stock Ownership Requirements” section in Part I. Both Messrs. Arison and Donald comply with the applicable levels.

Non-Executive Directors
Fees

Fees in Fiscal 2019 (not audited)

As described in last year’s Carnival plc Directors’ Remuneration Report, during fiscal 2019, Non-Executive Directors were entitled to an $110,000 annual retainer. For fiscal 2019, the Senior Independent Director received an additional retainer of $25,000 per annum. In addition, Non-Executive Directors receive an additional $30,000 compensation for serving as Chair of a Board Committee.

Restricted Stock Grants in Fiscal 2019 (audited)

Each Non-Executive Director elected or re-elected in April 2019 received share grants worth approximately $175,000. The restricted shares vest on the third anniversary of the grant date, and are not forfeited if a Director ceases to be a Director after having served as a Director for at least one year.

Fees in Fiscal 2020 (not audited)

No material changes to the arrangements are anticipated for 2020.

B-6	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

Stock Ownership Policy

Stock Ownership Policy (audited)

A description of the stock ownership policy applicable to Non-Executive Directors is set out in the “Director Compensation” section of the Proxy Statement. New Directors must achieve this requirement no later than five years from the date of their initial election to the Boards by the shareholders. Other than Ms. Deeble (initially elected in 2017), Mr. Cahilly (initially elected in 2018) and Ms. Lahey (initially elected in 2019), each of the Non-Executive Directors serving in 2019 has already achieved this Board-mandated requirement.

2.2	Service Contracts (not audited)

Because Directors, other than Mr. Donald, do not have formal agreements, it is not feasible to include a table with the unexpired terms. Mr. Donald’s terms are summarized in the Proxy Statement. As explained more fully in the Proxy Statement, Mr. Donald would generally receive an amount equal to one times his base salary and target bonus upon termination.

Non-Executive Directors are appointed under terms set out in a letter of appointment. They do not have service contracts and their appointments can be terminated (by the Boards) without any compensation on termination. However, they may retain their share grants (if they have already served for at least one year) and may receive a departing gift of up to $25,000 in value.

2.3	Compensation Committees (not audited)

The membership of the Compensation Committees during the year consisted of three members who are deemed independent by the Boards of Directors: Randall J. Weisenburger (Chair), Richard J. Glasier and Laura Weil. The members of the Compensation Committees are appointed by the Boards based on the recommendations of the Nominating & Governance Committees. Further details regarding the Compensation Committees (including the number of meetings of the Compensation Committees held in fiscal 2019 and the attendance of the members at such meetings) can be found in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.

Details of the Compensation Committees’ process for making compensation determinations, including the advice provided by internal colleagues and external advisors are set out in the “Process for Making Compensation Determinations” section in Part I. As stated in Part I, Frederic W. Cook & Co., Inc. (together with its UK affiliated firm, FIT Remuneration Consultants LLP, which is a member of the Remuneration Consultants Group, the UK professional body, and complies with its code of conduct) were appointed by the Compensation Committees as their external advisors. The advisors were appointed following a tender process and are subject to an ongoing periodic review by the Compensation Committees of their independence and quality. They provide no other services to Carnival Corporation & plc and, accordingly, are considered independent by the Compensation Committees and to provide objective advice. During fiscal 2019, the Compensation Committees also engaged Willis Towers Watson to assist the Compensation Committees with the CEO Pay Ratio calculation and disclosure.

Frederic W. Cook & Co., Inc., FIT Remuneration Consultants LLP and Willis Towers Watson have each provided their written consent to the form and content of their references in the Carnival plc Directors’ Remuneration Report and the Proxy Statement.

Carnival plc Directors’ Remuneration Report – Part II	B-7

ANNEX B

Fees paid to the Compensation Committees’ external advisors in fiscal 2019 were $242,651, such fees being charged on these firms’ standard terms of business for advice provided.

2.4	Shareholder Voting on Remuneration Matters (not audited)

The Annual Meetings of Shareholders of Carnival Corporation and Carnival plc were held on April 16, 2019. The results of the shareholder vote on remuneration matters were as follows:

	For			Against			Withheld	Broker Non-Votes
Proposal	No. of Votes	%		No. of Votes	%		No. of Votes	No. of Votes

To approve the fiscal 2018 compensation of the Named Executive Officers of Carnival Corporation & plc	536,576,708	95.7	%	24,166,705	4.3	%	2,024,700	34,563,425

To approve the Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2018	538,582,377	96.0	%	22,266,820	4.0	%	1,918,915	34,563,425

The last shareholder vote on the Carnival plc Directors’ Remuneration Policy was held during the April 5, 2017 Annual Meetings of Shareholders of Carnival Corporation and Carnival plc, and the results of that vote were as follows:

	For			Against			Withheld	Broker Non-Votes
Proposal	No. of Votes	%		No. of Votes	%		No. of Votes	No. of Votes

To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Directors’ Remuneration Report as set out in the annual report for the year ended November 30, 2016	525,332,257	88.89	%	65,654,329	11.11	%	595,895	26,261,748

Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all constructive feedback received about executive compensation.

In April 2019, shareholders approved our remuneration proposals. Following their review of the 2019 and prior voting results, the Compensation Committees decided that all compensation of Mr. Donald, other than base salary and benefits, will continue to be 100% at risk and performance-based. We continued to seek and incorporate shareholder feedback in our compensation deliberations. The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2020, as well as other shareholder input, when reviewing executive compensation programs and policies.

B-8	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

2.5	Performance Graph and Table (not audited)

Graphs representing TSR performance for both Carnival Corporation and Carnival plc have been included in the Carnival Corporation & plc 2019 Annual Report in the “Stock Performance Graphs” section. The LMCG Regulations require similar tables but comparing to only one recognized index. The tables below show a comparison to the S&P 500 index of which Carnival Corporation is a constituent (as a broad index) for a period from December 1, 2009 to November 30, 2019 and have been calculated on a U.S. dollar basis.

Carnival plc Directors’ Remuneration Report – Part II	B-9

ANNEX B

The following table sets out, for the President and Chief Executive Officer, the total remuneration as seen in the Single Figure Table, the bonus paid as a percentage of the maximum opportunity and the number of shares that have vested against the maximum number of shares that could have been received over a 10-year period.

Year	Name	Single Figure of Total Remuneration ($000)		Annual Bonus as a % of Maximum	PBS Vesting as a % of Maximum(1)	SEA Vesting as a % of Maximum(1)

2019	Mr. Donald	8,581		38	56	0

2018	Mr. Donald	12,704	(2)	78	72	N/A

2017	Mr. Donald	11,711		73	81	N/A

2016	Mr. Donald	32,132		76	94	N/A

2015	Mr. Donald	10,621		87	80	N/A

2014	Mr. Donald	7,241		74	N/A	N/A

2013	Mr. Donald(3)	1,919		N/A(4)	N/A	N/A

2013	Mr. Arison(3)	2,213		0	0	N/A

2012	Mr. Arison	6,196		29	N/A	N/A

2011	Mr. Arison	5,716		35	N/A	N/A

2010	Mr. Arison	7,590		53	N/A	N/A

(1)	The reference to long-term incentive vestings only includes PBS and SEA grants because MTE grants do not have a variable vesting level.
(2)	The 2018 single figure has been updated to reflect the actual share price on the vesting date of the 2016 PBS grant.
(3)	The fiscal 2013 figures have been pro-rated for each individual to reflect the period in office as a Chief Executive Officer.
(4)	The annual performance bonus for Mr. Donald is not applicable because for fiscal 2013, he received a fixed bonus amount as provided for in his employment agreement.

2.6	Percentage Change in Pay of Chief Executive Officer Fiscal 2018 to Fiscal 2019 (not audited)

The prescribed pay elements are: salaries, taxable benefits and annual bonus outcomes. UK staff were selected and retained for the purposes of this comparison as it is a requirement of the LMCG Regulations so the Compensation Committees considered it logical to provide comparison for that jurisdiction. The percentages for UK staff have been calculated using a full-time equivalent weighted-average number of UK staff for each year.

	Change in Salary (%)	Change in Benefits (%)	Change in Annual Bonus (%)	Change in Total (%)

Chief Executive Officer	0	(0.7)	(52.0)	(37.7)

Staff	4.4	18.1	(13.5)	3.0

B-10	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

2.7	Relative Importance of Spend on Pay (not audited)

(1)

Profit distributed by way of dividend taken as dividends declared set out in the Consolidated Statements of Shareholders’ Equity in the Carnival Corporation & plc 2019 joint Annual Report on Form 10-K.

(2)	Profit distributed by way of share buyback returned to shareholders as purchases of treasury stock, inclusive of stock swap benefits, in the Consolidated Statements of Shareholders’ Equity.
(3)

Overall expenditure on pay has been calculated on a broadly consistent approach to the standard UK approach to calculating this amount and includes all global staff using normal accounting conventions for benefits and includes expected value assumptions in respect of share grants and so is not consistent with methodologies used elsewhere in this Part II.

2.8	Single Figure Table (audited)

Executive Directors

The compensation of the Executive Directors of Carnival Corporation and Carnival plc for fiscal 2019 is as follows:

	Salary		Benefits(1)		Annual Bonus (2)		Annual Equity Grants(3)		Pension		Total
$000	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Arnold W. Donald	1,500	1,500	288	290	2,250	4,689	4,543	6,216	-	-	8,581	12,704

Micky Arison	1,000	1,000	102	101	-	-	-	-	57	-	1,159	1,101

(1)

Details of the matters for Mr. Donald provided within Benefits are disclosed in (and taken from) the “All Other Compensation” table in the “Compensation Tables” section of the Proxy Statement. Benefits provided to Mr. Arison include ($000): private medical health insurance costs ($59), driver and security ($21), automobile lease ($12) and the following other benefits: accidental death or dismemberment insurance premiums, disability insurance premiums, life insurance premiums, automobile repairs and expenses ($9). Consistent with past practice, benefits reflect the position under U.S. rules as no UK tax is payable.

(2)

Details of the performance measures and targets applicable to the annual bonus for fiscal 2019 are set out in “Implementation of Approved Policy” section above and in the “Annual Bonuses” section in Part I of the Carnival plc Directors’ Remuneration Report. No element of the annual bonus is subject to deferral.

Carnival plc Directors’ Remuneration Report – Part II	B-11

ANNEX B

(3)

Annual equity grants are comprised of MTE, PBS and SEA grants. The 2019 amount includes the estimated value of the 2017 PBS grant for which the performance period ended on November 30, 2019 and additional shares will be provided to take into account dividend reinvestment during the period. All grant values were calculated using the average share price over the last three months of the fiscal year. Annual equity grants for 2018 have been updated to include the release date values and dividend reinvestment in respect of the 2016 PBS grant.

During fiscal 2019, Mr. Donald served as a Non-Executive Director of companies outside the Carnival Corporation & plc group, for which he earned cash fees totaling $178,523, which he retained.

Non-Executive Directors

The compensation of the Non-Executive Directors of Carnival Corporation and Carnival plc for fiscal 2019 is as follows. The format is different from the preceding table for Executive Directors as certain aspects (such as bonus and pension) do not apply to Non-Executive Directors.

	Fees		Benefits(1)		Restricted Stock/ RSUs(2)		Total
$000	2019	2018	2019	2018	2019	2018	2019	2018

Sir Jonathon Band	140	140	1	5	147	170	288	315

Jason Glen Cahilly	110	110	11	6	147	170	268	286

Helen Deeble	110	110	-	4	147	170	257	284

Richard J. Glasier	140	140	5	8	147	170	292	318

Debra Kelly-Ennis(3)	110	110	4	9	147	170	261	289

Katie Lahey(4)	110	N/A	13	N/A	147	N/A	270	N/A

Sir John Parker	110	110	-	5	147	170	257	285

Stuart Subotnick	133	125	3	3	147	170	283	298

Laura Weil	110	110	-	-	147	170	257	280

Randall J. Weisenburger	173	165	-	-	147	170	320	335

(1)

Details of the matters provided within Benefits are disclosed in and taken from the “Director Compensation” section of the Proxy Statement. Consistent with past practice, benefits reflect the position under U.S. tax rules.

(2)

Restricted stock grants are structured as restricted stock (with dividends paid as they arise) at the election of the Director. The reported figures are the value of the grants made during the year using the average share price over the last three months of the fiscal year and include dividends actually received in respect of those grants in the year.

(3)	Ms. Kelly-Ennis resigned from the Boards on January 27, 2020.
(4)	Ms. Lahey was appointed to the Boards in January 2019.

The aggregate emoluments (being salary, bonuses, fees and benefits, and excluding long-term incentives and pensions) of all Directors during fiscal 2019 was approximately $6.4 million.

B-12	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

2.9	Share Plan Grants Made to Directors in Fiscal 2019 (audited)

The LMCG Regulations require disclosure of grants made in the year plus a table of aggregate outstanding awards, separately detailing grants that vest in the year. The latter information is included in “Directors’ Shareholding and Share Interests” section

Director	Grant Date	Plan(1)	No. of Shares	Face Value(2) ($)	Threshold Vesting Level (%)	Vesting Level at Maximum Performance(3) (%)	Anticipated Vesting Date

Micky Arison	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Arnold W. Donald	1/14/2019	MTE	44,913	2,344,459	N/A	N/A	1/14/2021

	1/14/2019	SEA	35,000	1,827,000	50	200	2/15/2022

	1/29/2019	PBS	53,323	2,999,952	50	600	2/15/2022

Sir Jonathon Band	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

Jason Glen Cahilly	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

Helen Deeble	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

Richard J. Glasier	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

Debra Kelly-Ennis	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

Katie Lahey	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

Sir John Parker	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

Stuart Subotnick	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

Laura Weil	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

Randall J. Weisenburger	4/17/2019	Restricted Stock	3,193	174,146	N/A	100	4/17/2022

(1)

The terms of MTE, SEA and PBS grants to one Executive Director and the terms of restricted stock grants to Non-Executive Directors and the basis on which these grants are made are summarized in the table above are described in the “Director Compensation” and “Compensation Tables” sections of the Proxy Statement.

(2)	Face values for all grants are calculated using the closing share prices at the relevant grant dates being: $52.20 at January 14, 2019, $56.26 at January 29, 2019 and $54.54 at April 17, 2019.
(3)

MTE grants have only pre-grant performance measures. SEA and PBS grants have post-grant performance measures. These are described in “Equity-Based Compensation” section in Part I of the Carnival plc Directors’ Remuneration Report. Consistent with U.S. practice, these have been included at their target values. To comply with the LMCG Regulations, a column for the maximum percentage (before dividend accrual) has been included and the UK face values should be taken as the reported figure multiplied by those percentages. Similarly, the threshold percentages are expressed as a percentage of target rather than maximum. The performance period for the SEA grants is December 1, 2018 to November 30, 2021 and the performance period for the PBS grants is fiscal 2019, 2020 and 2021.

2.10	Directors’ Shareholding and Share Interests (audited)

Details of Carnival Corporation & plc’s stock ownership requirements for Executive Directors are set out in the “Stock Ownership Requirements” section in Part I. Messrs. Arison and Donald comply with the policy, which require each of them to own Carnival Corporation or Carnival plc shares with a value equivalent to six times his salary.

The stock ownership policy for Non-Executive Directors provides that all Non-Executive Directors are required to own shares (inclusive of unvested restricted stock, RSUs and shares in a trust beneficially owned by the Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to five times the cash retainer. New Directors must achieve this requirement no later than five years from the date of their initial election to the Boards by the shareholders. Other than Ms. Deeble (initially elected in 2017), Mr. Cahilly (initially elected in 2018) and Ms. Lahey (initially elected in 2019), each of the Non-Executive Directors has already achieved this Board-mandated requirement.

Carnival plc Directors’ Remuneration Report – Part II	B-13

ANNEX B

The following table shows the total outstanding shares under any incentive plans.

	Shares (including Restricted Shares and RSUs)
Executive Director	Grants Without Performance Conditions That Have Not Vested	Grants With Performance Conditions That Have Not Vested		No. of Shares Acquired on Vesting

Micky Arison	-	-		-

Arnold W. Donald	107,013	359,979	(1)	112,234

Non-Executive Director

Sir Jonathon Band	8,651	N/A		3,102

Jason Glen Cahilly	5,942	N/A		-

Helen Deeble	8,651	N/A		-

Richard J. Glasier	8,651	N/A		3,102

Debra Kelly-Ennis	8,651	N/A		3,102

Katie Lahey	3,193	N/A		-

Sir John Parker	8,651	N/A		3,102

Stuart Subotnick	8,651	N/A		3,102

Laura Weil	8,651	N/A		3,102

Randall J. Weisenburger	8,651	N/A		3,102

(1)	Additional shares will be provided for the 2016 PBS grant to take into account dividend reinvestment during the period.

The aggregate gain on shares that vested during fiscal 2019 was $7,386,232, based on the closing price of Carnival Corporation common stock on the vesting dates of the shares. All Directors receive Carnival Corporation common stock, which are denominated in U.S. dollars.

Details of the Directors’ interests are as follows*:

	Carnival plc				Carnival Corporation
Directors	Dec. 1, 2018		Nov. 30, 2019		Dec. 1, 2018 **	Nov. 30, 2019 **

Micky Arison(1)	-		-		126,136,034	126,136,034

Sir Jonathon Band	-		-		20,051	18,736

Jason Glen Cahilly	-		-		2,749	5,942

Helen Deeble	-		-		5,458	8,651

Arnold W. Donald	-		-		421,291	497,235	(2)

Richard J. Glasier	-		-		23,093	26,409

Debra Kelly-Ennis	-		-		24,628	28,807

Katie Lahey(3)	N/A		N/A		N/A	3,193

Sir John Parker	10,004	(4)	10,052	(4)	25,992	29,648

Stuart Subotnick	-		-		46,730	50,158

Laura Weil	-		-		44,108	48,425

Randall J. Weisenburger	-		-		98,659	123,366

*	For consistency with the “Share Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, the above table includes restricted stock (but not RSUs) held.
**

As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one

B-14	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. Each share of Carnival Corporation common stock and the paired plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

(1)

As of November 30, 2019, includes (i) 3,251,154 shares of common stock held by the Nickel 2003 Revocable Trust, (ii) 85,736,445 shares of common stock held by MA 1994 B Shares, L.P., (iii) 35,465,423 shares of common stock held by the Artsfare 2005 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison, (iv) 841,506 shares of common stock held by the NA 2017-08 Trust and (v) 841,506 shares held by the KA 2017-08 Trust.

(2)	Includes 478,074 shares held by The Arnold W. Donald Revocable Trust UAD 5/26/98.
(3)	Ms. Lahey was appointed in January 2019.
(4)

Includes 7,048 shares owned by Barclays Wealth on behalf of Julius Baer International Ltd., the trustee of Sir John Parker’s Fixed Unapproved Restricted Retirement Scheme of which Sir John Parker is a discretionary beneficiary.

The following changes in the above share interests occurred between December 1, 2019 and January 16, 2020:

	Carnival plc		Carnival Corporation
Directors	Dec. 1, 2019	Jan. 16, 2020	Dec. 1, 2019	Jan. 16, 2020

Sir Jonathon Band	-	-	18,736	18,843

Arnold W. Donald	-	-	497,235	559,617

Debra Kelly-Ennis	-	-	28,807	29,111

Richard Glasier	-	-	26,409	26,480

Sir John Parker	10,052	10,052	29,648	29,741

Laura Weil	-	-	48,425	48,768

Randall J. Weisenburger	-	-	123,366	123,823

2.11	Total Pension Entitlements (audited)

Mr. Arison continues to have a benefit under the Carnival Corporation Nonqualified Retirement Plan for Highly Compensated Employees (the “Retirement Plan”). Mr. Arison’s benefits under the Retirement Plan were calculated based on age, length of service with Carnival Corporation and the average of his five highest consecutive years of compensation out of the last 10 years of service. The benefit formula provides an annual benefit accrual equal to 1% of his earnings for the year up to “covered compensation” plus 1.6% of earnings for the year in excess of covered compensation then multiplied by his years of service up to a maximum of 30 years of credited service. The elements of compensation to determine his benefits were his base salary and annual bonus up to the U.S. statutory limitations under Section 401(a)(17) of the U.S. Internal Revenue Code. Mr. Arison is vested in his respective benefit in accordance with the terms of the Retirement Plan. Mr. Donald is not eligible to participate in the Retirement Plan.

Details of the retirement benefits of current Directors arising from their participation in defined benefit pension arrangements are as follows:

Executive Director	Accrued Benefit(1) at Nov. 30, 2019 $000	Increase in Accrued Benefits Including Inflation $000	Value of Increase in Accrued Benefits Net of Inflation and Directors’ Contributions $000

Micky Arison	3	3	57

Arnold W. Donald	-	-	-

(1)

The accrued benefit is that pension which would be paid annually on retirement at the normal retirement age of 65 under the Retirement Plan based on service to November 30, 2019. Current Directors are not entitled to any early retirement benefits.

Carnival plc Directors’ Remuneration Report – Part II	B-15

ANNEX B

2.12	Payments for Loss of Office (audited)

No payments for loss of office (as that term is defined in the LMCG Regulations) were made during the year.

2.13	Payments to Past Directors

Upon completion of the DLC transaction, Lord Sterling was appointed as Life President of P&O Cruises and Special Adviser to Micky Arison, Chair of Carnival Corporation & plc. As Special Adviser, Lord Sterling receives fees for his services at the rate of £25,000 per year payable in quarterly installments in arrears.

Section B: Directors’ Remuneration Policy (not audited)

The following section contains the material required to be set out in the 2020 Policy for the purposes of Part 4 of the LMCG Regulations. If approved by shareholders, the 2020 Policy is to take effect from April 6, 2020 (being the date of the Annual General Meeting).

1.	Future Policy Tables

General statement on policy

The future policy tables set forth below apply in respect of the Directors. Once approved by the shareholders at the 2020 Annual Meetings, they have mandatory force, which means that payments may not be made outside the scope of the policy without prior shareholder approval of an amendment to the 2020 Policy. The 2020 Policy is in a similar format to the 2017 Policy and all key changes are summarized in an additional column to the tables.

B-16	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

Executive Directors

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Context of Policy

As a U.S. headquartered business with most senior executives based in the U.S., the Compensation Committees’ overall approach to total compensation is to set pay by reference to U.S. market practice. Similarly, the design of bonus and long-term incentives is largely driven from a U.S. context.

All Executive Directors serving in fiscal 2019 or anticipated to serve in fiscal 2020 were located in the U.S.

Carnival plc has been advised that, to comply with the regulations, each element of pay needs to be subject to a monetary limit. Those limits are to ensure such compliance and are not reflective of any form of aspiration and are unlikely to have any practical impact on setting appropriate compensation levels.

Base Salary	Provide a baseline level of fixed compensation that reflects level of responsibility.

Salaries are reviewed after results for the prior fiscal year are available.

Salaries may be increased if merited by performance or other market factors in order to attract or retain our executives.

Each year a competitive market review is undertaken to assist the Compensation Committees in their assessments. This assessment is undertaken against companies that the Compensation Committees consider to be appropriate. This data is used to inform considerations rather than to benchmark to any particular peer group level and the Compensation Committees apply appropriate judgment in consideration of the data.

As a consequence of the LMCG Regulations, the Compensation Committees need flexibility to consider appropriate increases so will operate to an individual cap of $2.5 million per annum with this level increasing from the date of approval by the increase from the date of approval in U.S. Consumer Price Index or (a similar measure of inflation if this ceases to be readily available). It will apply the factors set out in the previous column in considering salary adjustments and will not automatically gravitate to the maximum.

				None	Increase the individual annual salary cap to $2.5 million.
Annual Bonus	To focus executives’ attention on achieving outstanding Carnival Corporation & plc performance against pre-determined financial targets as well as other relevant measures.

The annual bonus plan is referred to as the Carnival Corporation & plc Management Incentive Plan (“MIP”).

Performance measures are chosen for each performance period to focus participants on achieving appropriate financial performance results as well as other relevant measures.

At or following the commencement of each fiscal year, the Compensation Committees determine the target

200% of target bonus. The Compensation Committees reserve the right to reduce (but not increase) this percentage.

Target bonuses may be set on such basis as the Compensation Committees consider to be appropriate and, in particular, may be adjusted each year to reflect changes in the performance metrics for the year.

				The Compensation Committees may set such performance measures and targets for the annual bonus as they consider appropriate. These performance measures may be financial or non- financial and	Increase the maximum target level per Director from $4 million to $5 million.

Carnival plc Directors’ Remuneration Report – Part II	B-17

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Provides flexibility in rewarding favorable individual and overall company performance.

bonus for each participant by reference to such metrics they consider to be appropriate.

Following the end of each fiscal year, the Compensation Committees confirm the performance condition outcomes and the preliminary bonus for each participant. This preliminary bonus is then moderated, which may increase or decrease the final bonus amount – see performance conditions.

Bonuses are all currently paid in cash although the Compensation Committees reserve discretion to build in the ability to defer part of the bonus (whether into cash or shares).

It is currently anticipated that the bonus will continue to be cash settled. However, the level of MTE (defined below) grants (see Long-Term Incentive Compensation section below) will vary in line with bonus levels and, therefore, is analogous to UK-style bonus deferral when aggregated with the cash bonuses. However, such grants are made under the Long-Term Incentive Compensation section of the 2020 Policy.

Carnival Corporation & plc has a clawback provision applicable to the annual bonus. The clawback provisions may be modified from time to time but currently apply in the case of fraud, negligence, intentional or gross misconduct or other wrongdoing on the part of an individual that results in a material restatement of the issued financial statements. Clawback would also apply for any other event or

The target levels are set for each fiscal year as described in the preceding column. The LMCG Regulations refer to the need to set a maximum which will apply for up to a three year period. The Compensation Committees will not set a target level in excess of $5 million per Director.

corporate, divisional or individual and in such proportions as the Compensation Committees consider appropriate.

The starting point for assessment of any financial targets will normally be to review the reported figures in the Annual Report although the Compensation Committees may make adjustments to the reported figures to determine a position which, in their view, better reflects the underlying performance.

No payout is earned unless the threshold level of performance is met. At threshold, target and maximum, such level as the Compensation Committees determine for that year (currently: 50%, 100% and 200% of target respectively) will be provisionally granted. However, this amount is not thereby guaranteed as such provisional figure is subject to

B-18	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy

circumstance set forth in any claw- back policy actually implemented, including, without limitation, any clawback policy adopted to comply with the requirements of the U.S. Dodd- Frank Wall Street Reform Act and any applicable rules or regulations.

the Compensation Committees considering wider performance under the moderation described below.

Moderation

The Compensation Committees may moderate (up or down but in all cases subject to the over- riding bonus cap for that year) the preliminary bonus outcomes in relation to financial outcomes taking account of both technical factors (such as the impact of changes in accounting principles), unusual gains and losses and other events outside the control of management and individual performance (such as successful implementation of strategic initiatives) as more fully detailed in Part I. Such moderation is a judgmental assessment by the Compensation Committees and not subject to formulae.

Carnival plc Directors’ Remuneration Report – Part II	B-19

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Long-Term Incentive Compensation

•  To recognize scope of responsibilities

•  To reward demonstrated performance and leadership

•  To motivate future superior performance

•  To align the interests of the executive with our shareholders’ long-term interests

•  To encourage the retention of key executives

Each of Carnival Corporation & plc has adopted broad omnibus plans - the Carnival Corporation 2011 Stock Plan and the Carnival plc 2014 Employee Share Plan.

Because the Carnival Corporation 2011 is scheduled to expire in 2021, the Boards of Directors have adopted the Carnival Corporation 2020 Stock Plan, a copy of which is attached to the Proxy Statement as Annex D, subject to shareholder approval at the 2020 Annual Meetings of Shareholders. If shareholders approve the Carnival Corporation 2020 Stock Plan, we will cease making equity grants under the Carnival Corporation 2011 Stock Plan.

Each of these plans permit equity grants to be made in a wide variety of forms including market value options, stock- appreciation rights (“SARs”) and restricted stock or restricted stock unit grants and cash based awards, each of which may or may not be subject to vesting performance measures as the Compensation Committees consider appropriate.

The Compensation Committees reserve the right to use all aspects of the plans as approved.

Current practice (but without limiting the powers within the rules) is to no longer operate pure time-based share grants and to operate a program under which a combination of three forms of grants are made each year:

•  Management Incentive Plan-Tied Equity (“MTE”) Grants:

–   typically made at the beginning of each fiscal year;

The Carnival Corporation 2011 Stock Plan, Carnival plc 2014 Employee Share Plan and Carnival Corporation 2020 Stock Plan rules have individual maximum on equity grants of 1 million shares delivered per year and on cash awards of $10 million paid per year, or 3 million shares made over 36 months where grants are made as share options or SARs. The Compensation Committees expressly reserve discretion to make such grants as they consider appropriate within these limits. These limits relate to on-target levels of equity grants before the application of performance conditions.

In practice, awards will be made having regard to competitive compensation data in the U.S. (and elsewhere as the Compensation Committees consider relevant) and to the Compensation Committees’ assessment as to what is appropriate in light of business strategy, competitive data and the experience and caliber of the individuals.

Although the plans allow for higher amounts, the Compensation Committees will not exceed an individual maximum on equity grants of 500,000 shares delivered per year (before the application of performance conditions).

The balance of PBS, MTE and SEA grants will be set at the discretion of the Compensation Committees and the Compensation Committees may set such performance conditions on the PBS grants as they consider appropriate (whether financial, which may include, but not be limited to, earnings per share (“EPS”), earnings before interest and taxes (“EBIT”), operating income (“OI”), return on invested capital (“ROIC”) or total shareholder return (“TSR”) and/or non- financial and whether corporate, divisional or individual).

The plans allow the Compensation Committees to exercise negative discretion, to reduce or eliminate the formulaic results of a performance grant.

MTE grants are not subject to additional performance conditions after the initial performance condition used to determine grant value is completed as the size of the initial grant is determined by reference to pre-grant performance assessment.

The 2020 Policy imposes a further limit on the annual maximum number of shares that may be delivered to an individual.

SEA maximum opportunity is lowered to 4.5 times the target number of shares granted.

B-20	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy

–   grant value is determined based upon annual MIP results which can have value of nil to 200% of the target grant value (the grant level will not be more generous than mirroring those of the MIP scale with 50% at threshold, 100% at target and 200% at maximum)

–   vest two years after grant (generally dependent upon continued employment);

–   once a participant has reached retirement age within Carnival Corporation & plc’s policies (which sets both an age and service requirement, the terms of which are periodically reviewed and may change), grants cease to be forfeitable on termination. Where this results in a tax charge on grant (currently the U.S. and Australia); and

–   a number of shares are typically released and sufficient shares are sold or withheld to cover tax obligations. The remaining shares are restricted and remain so until the end of the original 2-year vesting period. The shares may be forfeited for breach of a restrictive covenant or termination for cause.

•  Performance-Based Share (“PBS”) Grants:

–   subject to a three year performance-based vesting;

–   allocations determined by taking account of aggregate market positioning of total direct compensation;

Other types of grants may be subject to performance conditions as permitted by the relevant rules.

Carnival plc Directors’ Remuneration Report – Part II	B-21

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Long-Term Incentive Compensation (con’t)

–   allow a maximum vesting of up to 200% of the number of shares granted as the target grant with 50% (although different percentages may apply to future grants) of target payable for achieving the threshold; and

–   no entrenched vesting regardless of performance on retirement included.

•  Shareholder equity alignment (“SEA”) Grants:

–   subject to a three year performance-based vesting;

–   vesting of up to of up to 450% of the target level with appropriately challenging performance hurdles, provided that grants made prior to 2020 may have vesting of up to 600%; and

–   No entrenched vesting regardless of performance on retirement included.

Each form of MTE or PBS grant may be structured as restricted stock units with dividend equivalents accrued to vesting. In practice, PBS grants have been structured as restricted stock units and dividend equivalents have accrued to vesting. MTE grants will be structured in the same manner as PBS grants. SEA grants do not currently accrue dividend equivalents (although this may periodically be reviewed and change).

Clawback and forfeiture provisions can apply to MTE, PBS and SEA grants in the event of material restatement of the Carnival Corporation & plc’s issued financial statements or in the event of an individual breaching continuing obligations following the termination of his or her employment. These provisions may be varied from time to time.

B-22	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy

While not currently utilized for Executive Directors, the share plans described above permit the operation of share options and SARs and the grant of fully vested unrestricted stock. Both options and SARs operate similarly, with a market value “strike price” and vesting schedules to be determined at the time of grant in accordance with prevailing practice. The difference between share options and SARs relates only to the settlement process, with the exercise of SARs being satisfied by the issue or transfer of shares equal to the holder’s gain net of exercise prices and all relevant payroll taxes.

Carnival Corporation & plc will honor the vesting of all grants made under previous policies in accordance with the terms of such grants.

Benefits	To provide perquisites representative of common practice for Executive Directors and to enable the Executive Director to give maximum attention to their role.

The Compensation Committees review perquisites provided periodically.

Details are set out in the All Other Compensation table in the Executive Compensation section of the Proxy Statement and may include, but are not limited to:

•  various insurance policies

•  automobile lease or allowance

•  personal use of aircraft

•  other personal air travel

•  tax planning and return preparation fees

•  driver and security

•  the ability to take cruises under the cruise policy

•  living accommodations and maintenance (where considered appropriate)

•  relocation expenses

The Compensation Committees reserve discretion to introduce new benefits where they conclude that it is in the interests of the Carnival Corporation & plc to do so, having regard to the particular circumstances and to market practice. The LMCG Regulations require that a maximum is prescribed for each element of compensation. It is not possible to prescribe the likely change in the cost of insured benefits or the cost of some of the other reported benefits so a monetary limit of $1 million per executive has been set although, the Compensation Committees will monitor the costs in practice and ensure that the overall costs do not increase by more than what the Compensation Committees consider to be appropriate in all the circumstances.

Consistent with prior years, the benefits have been valued in this Part II on a consistent basis to the Executive Compensation section of the Proxy Statement and the above limit will be assessed on this basis.

				N/A	None

Carnival plc Directors’ Remuneration Report – Part II	B-23

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy

While the Compensation Committees do not consider it to form part of benefits in the normal usage of that term, they have been advised that travel and/or corporate hospitality (whether paid for by Carnival Corporation & plc or another and whether provided to the Director or a family member) may technically come within the UK definition so the Compensation Committees expressly reserve the right for Carnival Corporation & plc to authorize attendance at such activities within its agreed policies.

Executive Directors are also eligible to participate in the employee stock purchase plans (or if applicable to them, equivalent non-U.S. plans) operated by Carnival Corporation & plc, in line with U.S. Internal Revenue Service or UK Her Majesty’s Revenue and Customs guidelines, on the same basis as for other eligible employees.

Pensions	To attract and retain our Executive Directors.

Defined benefit pension provision was fixed due to U.S. tax changes in 2009.

For the CEO and new employees, the current approach is for them to join the all- employee pension arrangements (a qualified 401(k) savings plan together with a profit sharing arrangement) on the same basis as all U.S. employees of Carnival Corporation.

While no change to the policy on pension provision is currently anticipated, the Compensation Committees reserve the right to consider the appropriate policy having regard to the needs of the companies and to relevant market data.

Carnival Corporation & plc will honor the pensions obligations entered into under all previous policies in accordance with the terms of such obligations

Details are set out in the table of “Total Pension Entitlements” in the Part I above.

As indicated in the previous section, the LMCG Regulations require the Compensation Committees to operate with an overall cap for each element of remuneration and so a figure of $1 million per year of annual accrued value per Executive Director has been selected although the Compensation Committees will also ensure that the costs operate within an inner limit of being aligned to the pension arrangements available to all or most U.S, employees of Carnival Corporation.

				N/A	None

B-24	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Stock Ownership Guidelines	For Executive Directors to build and maintain a long- term ownership position.

The guidelines are not contractual and no penalty arises if the Executive Director does not comply.

Under the guidelines, shares owned outright by the executive and their immediate family (and related trusts) together (and consistent with U.S. practice) with any outstanding MTE grants count towards the guidelines. The Compensation Committees reserve the right to amend these guidelines as they consider appropriate.

The Committees note that the headline level of these guidelines is higher than is typical in for UK companies which is appropriate given our approach of following U.S. practices. Consistent with practice in the U.S., such guidelines do not continue following an executive’s departure (although such an executive may continue to be at risk of recoupment under our clawback policies for a period).

Mr. Donald – six times base salary

Mr. Arison – six times base salary

Other senior executives have guideline levels of three or four times base salary.

The Compensation Committees reserve the right to increase (but not reduce) these stock ownership guidelines.

				N/A	None beyond recognizing the increase in level.

Notes:

1.	The rationale for all performance measures and the process for setting performance targets are explained in the relevant sections of the table.
2.

The general principle of the 2020 Policy is to remunerate people for their personal responsibility and contribution. In order to deliver this, different reward mechanisms are used for different populations. Where the reward mechanisms differ, they reflect the appropriate market rate position for the relevant roles.

3.	The Companies’ approach to clawback is set out in the sections in the above table relating to bonus and long-term incentives.

Carnival plc Directors’ Remuneration Report – Part II	B-25

ANNEX B

Non-Executive Directors

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Non-Executive Directors’ Cash Retainer	To appropriately compensate Non- Executive Directors of the highest caliber.

Fee levels are periodically reviewed by the Boards (without the Non-Executive Directors voting on such matters, although, to ensure coherence of approach, the Compensation Committees may make recommendations to the Boards) having regard to external comparators. The Boards exercise judgment as to what they consider to be reasonable in all the circumstances both as regards quantum and the mix of pay and do not apply a strict mathematical approach to assessing such levels (i.e. they do not automatically apply a median level).

Within the stated maximum, the Boards reserve the right to consider how to structure the Non-Executive Directors’ fees and whether to utilize a general retainer, committee membership, chairmanship, attendance fees, or board attendance or time-based or travel allowances.

Currently, the Non-Executive Directors receive an annual cash retainer fee. Fees are currently paid quarterly (but this may be varied).

Non-Executive Directors also receive reimbursement of travel related expenses.

Under the LMCG Regulations, Non- Executive Directors are equally subject to policy caps as their executive colleagues. Accordingly, the Boards will operate within a cash cap per individual of $250,000.

However, should the Boards cease to make restricted share grants as detailed below, the cap for Directors’ cash retainer stated above may be increased by the maximum value of the cap relating to restricted share grants.

				None	Amended to transfer decisions on Non-Executive Director pay to the Boards (without the Non-Executive Directors themselves voting) consistent with guidance in the UK on such matters.

B-26	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Restricted Stock Grants	To appropriately compensate Non- Executive Directors of the highest caliber. To align Non- Executive Directors’ interests with those of shareholders.

Non-Executive Directors receive annual restricted share grants at such level as the Boards consider to be appropriate.

Grants vest after three years and are not forfeitable after one year of service from initial appointment to the Boards.

Non-Executive Directors must own shares with a value of at least five times the annual cash retainer. New non- Executive Directors must achieve this requirement within the time frame selected by the Boards (currently five years from the date of their initial election). The Boards may increase (but not reduce) this guidance. As with the stock ownership guidelines for executives, the guidelines are not contractual and no penalty arises if the Director does not comply; however, the Boards may require some or all of the Director’s cash retainer to be delivered as fully vested stock as they consider appropriate.

Under the guidelines, shares owned outright by the Non-Executive Director and their immediate family (and related trusts) together with any outstanding restricted stock grants count towards the guidelines. The Boards reserve the right to amend these guidelines as they consider appropriate.

The formal cap is $250,000 per individual.

However, should the Boards cease to pay Non-Executive Directors a cash retainer as detailed above, the cap for restricted share grants may be increased by the maximum value of the cap relating to Non-Executive Directors’ cash retainer.

				No performance conditions apply to ensure the Non- Executive Directors maintain their independence.	The requirement for one years’ initial service has been clarified. Stock ownership requirements have increased to five times the cash retainer value.

Carnival plc Directors’ Remuneration Report – Part II	B-27

ANNEX B

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Benefits	To encourage product familiarization.

Non-Executive Directors are encouraged to take a cruise for up to a pre-set limit (currently 14 days per year) for product familiarization and pay a fare of such rate as is determined from time-to-time (currently $35 per day or $50 per day in the case of Seabourn). Additionally, guests travelling in the same stateroom are charged a fare of $35 (or $50) per day. All other charges associated with the cruise (e.g., air fares, fuel supplements, fees, taxes and port expenses, gratuities, ground transfers, etc.) are the responsibility of the Non-Executive Director.

While the Boards do not consider it to form part of benefits in the normal usage of that term, the Boards have been advised that travel and/or corporate hospitality (whether paid for by the Carnival Corporation & plc or another and whether provided to the Non- Executive Director or a family member) may technically come within the UK definition so the Boards expressly reserve the right for Carnival Corporation & plc to authorize attendance at such activities within its agreed policies.

The formal cap is $100,000 per individual although the likely level is somewhat lower and the benefit each year is reflected in the table of Non-Employee Director compensation. Any benefits under the cruise policy will be valued for this purpose on an incremental cost basis.

In addition, a departing gift may be provided up to a value of $25,000 per Non-Executive Director on termination of office.

				None	No material changes.

On Behalf of the Board

Randall J. Weisenburger

Chair of the Compensation Committees

January 28, 2020

B-28	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

2.	Recruitment Remuneration Policy

The following represents guidelines considered reasonable by the Compensation Committees, but they may need to change in relation to securing an appropriate candidate whose appointment would, in their view, be in shareholders’ best interests.

•

In terms of the principles for setting a package for a new Executive Director, the starting point for the Compensation Committees will be to look to the general policy for Executive Directors as set out above and structure a package in accordance with that policy. However, as provided for in the relevant regulations, the Compensation Committees reserve the right to make payments of base salary and make benefit or pension provisions outside of the scope of the general policy (and its caps) for Executive Directors to meet individual circumstances of the recruitment (recognizing that such events are inherently exceptional and unplanned and that it would be disproportionate to seek shareholder approval).

•

Ignoring any special recruitment arrangements which may prove to be necessary, the annual bonus and long-term incentive compensation arrangements will operate (including the maximum grant levels) as detailed in the general policies in relation to any newly appointed Director.

•	For an internal appointment, any variable pay element provided in respect of the prior role may either continue on its original terms or be adjusted to reflect the new appointment as appropriate.
•

For external and internal appointments, the Compensation Committees may agree that Carnival Corporation & plc will meet certain relocation expenses as Compensation Committees consider appropriate and/or to make a contribution towards legal fees in connection with agreeing employment terms.

•	Whether to enter into an employment agreement and the terms of such agreement will be determined at the time having regard to norms in the U.S. and/ or where the executive will be based.
•

Where it is necessary to make a recruitment related equity grant to an external candidate, Carnival Corporation & plc will not pay more than is, in the view of the Compensation Committees, necessary and will in all cases seek, in the first instance, to deliver any such grants under the terms of the existing incentive pay structure. It may, however, be necessary in some cases to make such grants on terms that are more bespoke than the existing annual and equity-based pay structures in Carnival Corporation & plc in order to secure a candidate. Details of any such grants will be appropriately disclosed.

•

All such grants for external appointments (whether to buy-out forfeited grants or negotiated as a sign-on grant), whether under the annual bonus plan, MTE, PBS or otherwise, will take account of the nature, time-horizons and performance requirements for any remuneration relinquished by the individual when leaving a previous employer and will only include guaranteed sums where the Compensation Committees consider that it is necessary to secure the recruitment.

•

For the avoidance of doubt, where recruitment related grants are intended to replace existing grants held by a candidate in an existing employer, the maximum amounts for incentive pay as stated in the general policies will not apply to such grants. The Compensation Committees have not placed a maximum limit on any such grants which it may be necessary to make as it is not considered to be in shareholders’ interests to set any expectations for prospective candidates regarding such grants. Any recruitment-related grants which do not replace grants with a previous employer will be subject to the limits as detailed in the general policy.

Carnival plc Directors’ Remuneration Report – Part II	B-29

ANNEX B

A new Non-Executive Director would be recruited on the terms explained above in respect of the main policy for Non-Executive Directors.

A new Executive Director’s terms would be subject to agreement on joining. While Mr. Donald’s employment agreement will be a reference point, the Compensation Committees will not automatically replicate it and will have due regard to internal provisions for other senior executives, developments in market and best practice globally and to the commercial circumstances at the time.

Mr. Donald. The terms of Mr. Donald’s employment agreement are as follows:

Mr. Donald’s employment agreement, originally entered into in October 2013, was amended effective October 14, 2016, is subject to renewal annually on October 14th of each year and allows for long-term incentive grants as determined at the discretion of the Boards of Directors. The employment agreement automatically renews for additional one-year periods unless the Carnival Corporation & plc or Mr. Donald gives at least 90 days’ prior written notice. In the event of his earlier termination, the employment agreement provides for compensation of one time’s his base salary and target bonus for the year of termination. In the event of termination in connection with or following a change of control, the multiple would be two times. He would also be entitled to continuation of his benefits in kind for a period of up to 18 months.

If his employment agreement is terminated for cause (or Mr. Donald gives notice without good reason as defined in his employment agreement), he will not be entitled to the above sums and will simply receive any accrued but unpaid salary and other benefits. He will not be entitled to receive a bonus in respect of the year of termination (and will only be entitled to a bonus for any year which has been completed prior to his termination).

Under the terms of the employment agreement, all elements of his compensation is subjected to the discretion of the Compensation Committees.

His contract also includes certain indemnities from Carnival Corporation consistent with the arrangements for others and with U.S. practice.

3.	Policy on Payments for loss of office

All Executive Directors

For the avoidance of doubt, the LMCG Regulations do not require the inclusion of a cap or limit in relation to payments for loss of office. The Compensation Committees will take all relevant factors into account in deciding whether any discretion should be exercised in an individual’s favor in these circumstances, and the Compensation Committees will aim to ensure that any payments made are, in their view, appropriate in the context of where the executive resides and are fair and reasonable.

In addition to any such payment, the Compensation Committees reserve discretion to:

•	retain perquisites which they currently receive for a period;
•	pay an annual bonus for the year of departure (pro-rated to the period actually worked);
•	retain or accelerate vesting of any outstanding equity grants; and
•	pay for other items, such as outplacement services, legal fees, settlement payments and such other payments as our legal advisors advise may be necessary or expedient.

Further detail on the terms of the potential payments upon termination or change of control are contained in the Executive Compensation section of the Proxy Statement.

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ANNEX B

Any amounts already accrued under non-qualified deferred compensation arrangements or any pension- related arrangements, which have already accrued to the executive, will be retained and will not be a termination payment.

Acceleration of share grants may occur following a change of control if an executive’s position was terminated or may occur following the termination of their employment as disclosed in detail in the Potential Payments upon Termination or Change of Control part of the Executive Compensation section of the Proxy Statement.

Non-Executive Directors

The Non-Executive Directors are not entitled to any compensation on termination but, once they have served for at least one year, they will retain all outstanding equity grants. Entitlement may be accelerated in certain compassionate circumstances or following a change of control. However, a departing gift may be provided up to a value of $25,000 per Non-Executive Director.

Mr. Arison. The Compensation Committees have adopted a policy not to enter into employment contracts with longer-serving U.S. executives. Accordingly, Carnival Corporation & plc do not have an employment agreement with Mr. Arison that would pay any cash severance benefits in connection with termination of employment.

Mr. Donald. The terms of Mr. Donald’s employment agreement are summarized at Section 2 above.

4.	Performance Scenarios

The LMCG Regulations require the inclusion of scenario charts for each Executive Director showing the levels of compensation which an individual could expect to earn under the 2020 Policy for fiscal 2020 in certain circumstances. To assist the reader, the tables distinguish between MTE, PBS and SEA and the other elements of fixed pay.

Carnival plc Directors’ Remuneration Report – Part II	B-31

ANNEX B

The assumptions used in the tables are summarized below:

Minimum

•  Consists of base salary, benefits and pension.

•  Base salary is the salary to be paid in fiscal 2020.

•  Benefits measured as reported benefits received in fiscal 2019.

•  Pension measured as the cash lump sum paid in fiscal 2019.

$000 Base Salary Benefits Pension Total Fixed Mr. Donald 1,500 288 - 1,788 Mr. Arison 1,000 102 57 1,159
On-target

Based on what the Executive Director would receive if performance was on-target:

•  Short term incentive consists of the target bonus ($3 million) set by the Compensation Committees for fiscal 2020 for Mr. Donald and zero for Mr. Arison.

•  Long-term incentives for Mr. Donald include the expected target values of his MTE ($1.5 million) and SEA (50,000 units) grants and ongoing PBS ($3 million) grants and zero for Mr. Arison. While the precise grant levels are set each year, the Compensation Committees believe this is indicative of ongoing policy.

Maximum

Based on the maximum compensation receivable (excluding share price appreciation (except when calculating the cap under the SEA grants assuming all of the TSR is deliver by way of share price appreciation) and dividends):

•  Short-term incentive consists of the maximum bonus (200% of target bonus).

•  Long-term incentive consists of the grant date value of the maximum number of shares (200% of target number) of the MTE and PBS grants, and 450% of target number of the SEA grant described above.

Maximum plus 50% Share Price Appreciation	Reflects the same position as the preceding Maximum except that share price appreciation of 50% has been assumed and total gains are capped at 550% of the grant date target value.

5.	Consideration of employment conditions elsewhere in the group

In determining the compensation policy and the compensation payable to the Executive Directors, the Compensation Committees took the pay and employment conditions of employees of the Carnival Corporation & plc group ("Carnival group") into account. The Carnival group’s pay policy ensures a clear and direct link between the performance of the Carnival group or relevant operating company and compensation. Substantial use of performance-based compensation not only ensures the continued alignment of the interests of shareholders and senior executives within the Carnival group, but also enables the Carnival group to attract, retain and motivate the talented people upon whom our success depends. Carnival Corporation & plc is committed to encouraging strong performance through a reward system that aligns management’s interests with those of its shareholders.

Across the workforce more broadly, many employees participate in bonus and commission plans based on the performance of their employing company. Where locally competitive, employees are also provided savings plans such as 401(k) plans, company-sponsored pension plans, life insurance plans and a range of other employment benefits. In addition to these elements, the Carnival Corporation & plc also issues share-based compensation to management to incentivize, retain and recruit talent which encourages an ownership culture among employees. The Company does not operate any compensation or incentive plans in which only Executive Directors participate.

B-32	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

In accordance with prevailing commercial practice, the Compensation Committees did not consult with employees in preparing the Directors’ Remuneration Policy. The Compensation Committees take into account information provided by the human resources function and external advisors.

6.	Consideration of shareholders’ views

As described further in Part I, the Compensation Committees took into account the approval levels of compensation-related matters at our Annual General Meetings in determining that the current compensation philosophy and objectives remain appropriate for use in determining the compensation of Directors through analysis of proxy reports and direct engagement with major investors, as appropriate.

Carnival Corporation & plc has a long-standing shareholder outreach program and interacts with shareholders and proxy advisors on executive compensation. The Compensation Committees consider all constructive feedback received about executive compensation. We continue to seek and incorporate shareholder feedback in our compensation deliberations, as appropriate. The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, as well as other shareholder input, when reviewing executive compensation programs and policies.

Carnival plc Directors’ Remuneration Report – Part II	B-33

ANNEX C

CARNIVAL PLC CORPORATE GOVERNANCE REPORT

Corporate Governance

Carnival Corporation and Carnival plc (together referred to as “Carnival Corporation & plc”) operate under a dual listed company (“DLC”) arrangement with primary listings in the U.S. and the UK. Accordingly, Carnival Corporation & plc has implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. Where there are customs or practices that differ between the two countries, Carnival Corporation & plc has nonetheless sought to be compliant with UK best practices whenever possible. Carnival Corporation & plc believes that their resulting corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.

Corporate Governance Guidelines

Carnival Corporation & plc has adopted corporate governance guidelines (the “Guidelines”) that set forth the general governance principles approved by the Boards of Directors. The Guidelines are available on Carnival Corporation & plc’s website and are summarized as follows:

•

A majority of the members of each of the Boards must be independent in accordance with the corporate governance rules applicable to companies listed on the New York Stock Exchange and the London Stock Exchange.

•

The Boards will each have at all times an Audit Committee, a Compensation Committee, a Health, Environmental, Safety & Security (“HESS”) Committee and a Nominating & Governance Committee (collectively, the “Committees”). All the members of the Committees will be independent Directors under the criteria applicable to companies listed on the New York Stock Exchange, the London Stock Exchange and any other applicable regulatory requirements. Each Committee has its own written charter, which principally sets forth the purposes, goals and responsibilities of the Committees.

•

The Nominating & Governance Committees will review with the Boards, on an annual basis, the requisite skills and characteristics of new Board members, as well as the composition of the Boards as a whole. The Nominating & Governance Committees will assess and recommend Board candidates for appointment as Directors.

•

The responsibilities of the Directors are laid out in the Guidelines and cover matters such as the Directors’ duties to Carnival Corporation & plc and its shareholders, attendance at meetings and the annual review of Carnival Corporation & plc’s long-term strategic plans and the principal issues that Carnival Corporation & plc may face in the future.

•

The Non-Executive Directors shall appoint a Senior Independent Director to preside at meetings of the Non-Executive Directors and at Board meetings in the absence of the Chair, and to serve as the principal liaison for Non-Executive Directors.

•

Directors have free and full access to officers and employees of Carnival Corporation & plc, to the advice and services of the Company Secretary to the Boards and to independent professional advice at the expense of Carnival Corporation & plc.

•

The Compensation Committees will recommend the form and amount of Director and senior executive compensation in accordance with the policies and principles set forth in their charter and conduct an annual review thereof. In particular, the Compensation Committees will annually review the compensation of the Chief Executive Officer and his performance to enable the Chief Executive Officer to provide strong leadership for Carnival Corporation & plc in the short and long-term.

Carnival plc Corporate Governance Report	C-1

ANNEX C

•	The Boards and the Nominating & Governance Committees are responsible for Chief Executive Officer and board succession planning.
•	The Nominating & Governance Committees will maintain orientation programs for new Directors and continuing education programs for all Directors.
•	The Boards will conduct an annual performance evaluation to determine whether they, their Committees and individual Directors are functioning effectively.
•	The Non-Executive Directors will meet at least annually under the direction of the Senior Independent Director to conduct an appraisal of the Chair’s performance.
•

All shareholders may communicate with the Boards by addressing all communications to the Company Secretary, who must forward any item requiring immediate attention to the Senior Independent Director, who must in turn notify the Boards of any matters for discussion or action as appropriate.

Carnival Corporation & plc monitors governance developments in the U.S. and the UK to support a vigorous and effective corporate governance framework.

Set out below is a statement of how Carnival Corporation & plc has applied the main principles of the UK Corporate Governance Code published by the UK Financial Reporting Council in April 2016 (the “Corporate Governance Code”) during the year ended November 30, 2019. A copy of the Corporate Governance Code is available on the website of the UK Financial Reporting Council at www.frc.org.uk. The requirements of rule 7.2.6R of the UK Listing Authority’s Disclosure Guidance and Transparency Rules sourcebook can be found in the Carnival plc Directors’ Report attached as Annex A to the Proxy Statement.

A new corporate governance code was published by the UK Financial Reporting Council in July 2018 (the “New UK Corporate Governance Code”). The New UK Corporate Governance Code only applies to financial years beginning on or after January 1, 2019. This means that the new requirements apply to Carnival plc for its fiscal year beginning December 1, 2019. We will continue to implement the systems and procedures that will need to be in place to ensure our compliance, to the extent practicable, with these requirements.

Board Composition

Each of the Boards of Directors is currently comprised of 11 members, of which two are Executive Directors and 9 are Non-Executive Directors. Except for Katie Lahey, who was appointed to the Boards in January 2019, each nominee for re-election to the Boards has served for the full year. All Directors are required to submit themselves for annual re-election. The biographical details of the members of the Boards standing for re-election and their qualifications to serve as Board and Committee members are contained in the Proxy Statement. All Directors elected in 2019 have been subject to a formal performance evaluation during the year, as described below.

As of the date of this Carnival plc Corporate Governance Report, 27% of the members of the Boards are women (being three of 11 members).

Board Balance and Independence

As part of the Boards’ annual independence assessment, each Director was required to complete an independence questionnaire. All questionnaires were reviewed and assessed by the full Board. Following this review, all of the nine nominees for re-election as Non-Executive Directors are considered by the Boards to be independent in accordance with the corporate governance rules of the New York Stock Exchange and the London Stock Exchange. Sir Jonathon Band, Richard J. Glasier, Sir John Parker, Stuart Subotnick, Laura Weil and Randall J. Weisenburger have been Non-Executive Directors for more than nine years from the date of their first election to the Boards. However,

C-2	Carnival plc Corporate Governance Report

ANNEX C

notwithstanding this fact, the Boards have determined that each of those Directors is independent for the reasons set forth below.

Consistent with U.S. practice, the Boards believe that length of tenure should be only one of the factors considered with respect to the independence of Directors and, accordingly, that tenure alone should not result in the loss of independence. The Boards believe that automatic loss of independence status for Directors due to tenure would effectively operate as a term limit for independent Directors and result in the loss of the valuable contributions of Directors who have been able to develop, over time, increasing insight into Carnival Corporation & plc and its operations. The Boards prefer to rely on rigorous annual evaluations of individual Directors to review their objectivity and independence, as well as their overall effectiveness as Directors. All Directors are also subject to annual re-election by shareholders following individual evaluations and recommendations by the Nominating & Governance Committees.

Directors’ Indemnities

As at the date of this Carnival plc Corporate Governance Report, indemnities are in force under which Carnival Corporation & plc has agreed to indemnify the Directors of Carnival Corporation & plc, to the extent permitted by law and the Third Amended and Restated Articles of Incorporation of Carnival Corporation and the Articles of Association of Carnival plc, in respect of all losses arising out of, or in connection with, the execution of their powers, duties and responsibilities, as Directors of Carnival plc. Carnival Corporation & plc maintains insurance to indemnify the Directors when it is unable to do so due to insolvency or as a result of a derivative suit.

Board Procedures and Responsibilities

Meetings of the Boards are held on a regular basis to enable the Boards to properly discharge their responsibilities. During the year ended November 30, 2019, the Board of Directors of Carnival plc held a total of six meetings. All Board meetings during the year were attended by the full Board except for Sir Jonathon Band who attended four of six meetings, having missed two meetings due to illness. In addition, the Non-Executive Directors meet periodically during the year with the Chair of the Boards with no other Executive Directors present. The agenda for each Board meeting and meeting schedules are prepared by the Chair and reviewed and approved by the Senior Independent Director, to enable the flow of relevant information to the Boards. Each Board member is entitled to suggest the inclusion of items on the agenda and to raise at any Board meetings subjects that are not on the agenda for that meeting.

The Boards have a program to provide Directors with direct knowledge and contact with our operating groups and their respective management teams. Each year, the Senior Independent Director assigns Directors to one of the four teams (“Director Teams”) designated for our operating groups. Each Director Team meets with senior management of their assigned operating group at its headquarters for intensive operational and strategy meetings and to tour local facilities. The Directors are rotated among the Director Teams annually to ensure exposure to all of the operating units.

Non-Executive Directors are required to allocate sufficient time to meet the expectations of their role. The consent of the Chair and the Senior Independent Director must be sought before accepting additional directorships that might affect the time a Non-Executive Director of Carnival Corporation & plc is able to devote to that role.

The Boards have resolved that Executive Directors may not serve as a Non-Executive Board member on more than one FTSE 100 or Fortune 100 company nor as the Chair of such a company.

Carnival plc Corporate Governance Report	C-3

ANNEX C

Board Structures and Delegation to Management

The basic responsibility of the Directors is to exercise their business judgment in the way they consider, in good faith, would be most likely to promote the success of Carnival Corporation & plc and for the benefit of the shareholders as a whole. Further details of the responsibilities of the Directors are set out in the Guidelines. The Boards have a formal schedule of matters specifically reserved to them for decision, which includes the approval of:

•	annual, interim and quarterly results and financial statements;
•	dividends;
•	significant changes in accounting policy;
•	material acquisitions and disposals;
•	material agreements;
•	major capital expenditures;
•	annual operating plans;
•	strategic plans;
•	treasury policy;
•	risk management policy;
•	material changes to employee incentive plans as well as approval of share awards or other share-related benefits; and
•	health, environmental, safety, security and sustainability policies.

Details of the Committees of the Boards are set out in the section below. In addition, any matters reserved for the Boards that arise between formal Board meetings that need to be resolved are delegated to an Executive Committee, comprising two Executive Directors and a Non-Executive Director.

The strategic management and direction of, and significant commercial decisions in relation to, global operations of Carnival Corporation & plc, except to the extent reserved to the full Boards under their schedule of reserved matters, is delegated by the Boards to the Boards of subsidiary companies within the group and to management committees of the Boards, which in turn delegate to local management as appropriate.

Committees of the Boards

The following Committees have operated throughout the year, with the exception of the Compliance Committees which were established in August 2019. Each Committee has a written charter, copies of which can be found on Carnival Corporation & plc’s website at www.carnivalcorp.com or www.carnivalplc.com.

Audit Committees

From December 1, 2018 until January 13, 2019, the Audit Committees were comprised of the following five independent Non-Executive Directors: Richard J. Glasier (Chair), Jason Glen Cahilly, Stuart Subotnick, Laura Weil and Randall J. Weisenburger. On January 14, 2019, Katie Lahey joined the Audit Committees. On April 1, 2019, Jason Glen Cahilly stepped down from the Audit Committees to join the HESS Committees. As a result, the Audit Committees are currently comprised of five independent Non-Executive Directors. Effective February 1, 2020, Katie Lahey will step down from the Audit Committees to join the HESS Committees. As a result, from February 1, 2020, the Audit Committees will be comprised of four independent Non-Executive Directors. The Board of Carnival plc has determined that each member of the Audit Committees has “recent and relevant financial experience” for the purposes of the Corporate Governance Code and that the Audit Committees as a whole have competence relevant to the sector in which Carnival Corporation & plc operate. The qualifications of each member of the Audit Committees are contained in the Proxy Statement.

C-4	Carnival plc Corporate Governance Report

ANNEX C

During the year, 11 meetings of the Carnival plc Audit Committee were held, which were attended by all incumbent members, except for Richard J. Glasier, who attended 10 of 11 meetings, having missed one due to illness. The Chief Financial Officer and Chief Accounting Officer, the General Counsel and the Chief Audit Officer, who is responsible for the internal audit function and enterprise risk management facilitation within Carnival Corporation & plc, and representatives from the external auditors normally attend meetings at the invitation of the Audit Committees.

The main role and responsibilities of the Audit Committees are to review:

•	the principal risks or exposures of Carnival Corporation & plc (other than health, environmental, safety, security and sustainability matters);
•	the adequacy of internal controls;
•	the quarterly, interim and annual consolidated financial statements;
•	the viability and going concern statements;
•	any formal announcements relating to the Carnival Corporation & plc’s financial performance; and
•	the appointment, replacement, reassignment or dismissal of the Chief Audit Officer.

In addition, our Audit Committees:

•	liaise with, appoint and assess the effectiveness and independence of, the external auditors;
•

assist the Boards, if so requested, in ensuring that the annual report and accounts of Carnival plc, taken as a whole, is fair and balanced and understandable and provides the information necessary for shareholders of Carnival plc to assess Carnival plc’s position and performance, business model and strategy;

•	review compliance with the Carnival Corporation & plc Code of Business Conduct and Ethics; and
•	establish and monitor the procedures for receipt of employee complaints regarding any alleged fraud or violations of law.

In fulfilling their responsibilities during the year, the Audit Committees have, among other things:

•	reviewed the quarterly and annual financial results of Carnival Corporation & plc, including accounting matters and key factors affecting financial results and future forecasts;
•	reviewed financial statements and related disclosures, and other proposed filings with the U.S. Securities and Exchange Commission and draft earnings press releases of Carnival Corporation & plc;
•

reviewed the form and content of the annual reports and accounts, including the Strategic Report (including the going concern confirmation, the viability statement, the assessment of internal controls and principal risks, and the annual risk management and/or mitigation of principal risks), financial statements and Directors’ Report, to be presented to shareholders of Carnival plc at the year-end;

•	reviewed the form and content of the half year reports (including the going concern confirmation);
•	approved, together with the Boards of Directors, the viability and going concern statements;
•	confirmed receipt of certification letters, disclosure controls and procedure checklists and loss contingency memos from all reporting units;
•	received briefings on Carnival Corporation & plc’s Sarbanes-Oxley 404 compliance program;
•

reviewed reporting from the independent auditors concerning the audit work performed, identified internal control deficiencies and accounting issues, and all relationships between the independent auditors and Carnival Corporation & plc;

•	reviewed and approved fees for audit and non-audit related services provided by Carnival Corporation & plc’s independent auditors;
•	received and reviewed various reports from the independent auditors regarding the planning, status, execution and conclusions of their work;

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•

received reporting, as well as quarterly briefings, from the Carnival Corporation & plc internal audit department called Risk Advisory & Assurance Services (“RAAS”) concerning results from their internal audit work and assigned investigations, including significant findings, any identified internal control deficiencies and management plans for remedial action;

•	reviewed reports of RAAS regarding the results of its independent internal investigations of alleged impropriety as assigned by the General Counsel;
•	reviewed RAAS’s company-wide audit risk assessment, historical audit coverage and audit plan for the upcoming year;
•

reviewed reports of RAAS concerning progress against their audit plan, department staffing and professional qualifications, and the status of management action plans for previously identified action steps;

•	reviewed reports regarding information technology security, including cybersecurity and privacy; and
•	reviewed the status of complaints received through Carnival Corporation & plc’s third-party administered hotline and other channels.

Compensation Committees

The Compensation Committees of the Boards are comprised of the following three independent Non-Executive Directors: Randall J. Weisenburger (Chair), Richard J. Glasier and Laura Weil. Effective February 1, 2020, Helen Deeble will join the Compensation Committees. As a result, from February 1, 2020, the Compensation Committees will be comprised of four independent Non-Executive Directors.

During the year, five meetings of the Carnival plc Compensation Committees were held, which were attended by all members. Executive Directors are invited to attend for appropriate items, but are excluded when their own performance and remuneration are being discussed and determined.

The Compensation Committees are responsible for the:

•	evaluation and approval of the Director and officer compensation plans, policies and programs;
•	annual review and approval of the corporate goals and objectives relevant to the Chief Executive Officer’s compensation;
•	determination and approval of the compensation of the Chief Executive Officer, the other Executive Directors and other senior officers; and
•	recommendations to the Boards with respect to the compensation of the Non-Executive Directors.

The Compensation Committees are empowered to retain compensation consultants of their choice to be used to assist in the evaluation of compensation issues.

Compliance Committees

The Compliance Committees of the Boards were established in August 2019 and are comprised of the following five independent Non-Executive Directors: Randall J. Weisenburger (Chair), Sir Jonathon Band, Richard J. Glasier, Stuart Subotnick and Laura Weil.

During the year, five meetings of the Carnival plc Compliance Committee were held, which were attended by all incumbent members.

The principal function of the Compliance Committees is to assist with the Boards’ oversight of our ethics and compliance program, including by:

•

receiving regular reports from, and providing direction to the Chief Ethics and Compliance Officer with respect to the implementation of the Ethics and Compliance Strategic Plan, including the adequacy of staffing and resources;

•	monitoring, in coordination with the HESS Committees, implementation of our Environmental Compliance Plan;

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•

taking steps, in coordination with the Boards’ Audit and HESS Committees, reasonably designed to ensure that all significant allegations of misconduct by management, employees, or agents receive appropriate attention and remediation;

•	promoting accountability of senior management with respect to compliance matters; and
•	making recommendations to the Boards for the framework, structure, and design of the Boards’ permanent, steady-state oversight of our ethics and compliance program.

HESS Committees

From December 1, 2018 to March 31, 2019, the HESS Committees of the Boards were comprised of the following four independent Non-Executive Directors: Sir Jonathon Band (Chair), Helen Deeble, Debra Kelly-Ennis and Sir John Parker. Jason Glen Cahilly joined the HESS Committees in April 2019. Ms. Kelly-Ennis resigned on January 27, 2020. As a result, the HESS Committees are currently comprised of four independent Non-Executive Directors. Effective February 1, 2020, Katie Lahey will join the HESS Committees. As a result, from February 1, 2020, the HESS Committees will be comprised of five independent Non-Executive Directors.

During the year, four meetings of the Carnival plc HESS Committee were held, which were attended by all incumbent members, except for Sir Jonathon Band who attended three of four meetings, having missed one meeting due to illness. The Chief Executive Officer and the Chief Executive Officers of our cruise brands also attend meetings of the HESS Committees.

The principal function of the HESS Committees is to assist the Boards in fulfilling their responsibility to:

•	supervise and monitor Carnival Corporation & plc’s health, environmental, safety, security and sustainability policies, programs, initiatives at sea and ashore; and
•	comply with legal and regulatory requirements relating to health, environmental, safety, security and sustainability.

The HESS Committees receive quarterly reporting regarding:

•	the status of our Environmental Compliance Plan, from the Carnival Corporation & plc Maritime Policy and Analysis Department; and
•

the HESS auditing program, which includes all of our vessels, as well as any instances of non-compliance and planned remedial action, focused HESS reviews and significant HESS incident investigations from RAAS.

Nominating & Governance Committees

The Nominating & Governance Committees of the Boards are comprised of the following five independent Non-Executive Directors: Stuart Subotnick (Chair), Sir Jonathon Band, Richard J. Glasier, Sir John Parker and Randall J. Weisenburger. The qualifications of each member of the Nominating & Governance Committees are contained in the Proxy Statement.

During the year, five meetings of the Carnival plc Nominating & Governance Committee were held, which were attended by all members, except for Sir Jonathon Band who attended four of five meetings, having missed one meeting due to illness.

The principal function of the Nominating & Governance Committees is to:

•	assess and recommend to the Boards candidates for appointment as Directors and members of the Committees;
•	assist the Boards with Chief Executive Officer and Board succession planning;
•	establish procedures to exercise oversight of the evaluation of the Boards and management;

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•	maintain orientation programs for new Directors and continuing education programs for all Directors; and
•	annually review and reassess the adequacy of the Guidelines and recommend proposed changes to the Boards for approval.

Further details on the succession planning process and the Nominating & Governance Committees’ approach to diversity are contained in the “Nominations of Directors” of the Proxy Statement and diversity generally are contained in the “Employees” section of the Carnival plc Directors’ Report, which is attached as Annex A, are incorporated by reference into this Carnival plc Corporate Governance Report.

Carnival plc Supplement to the Report of the Audit Committees

Certain information required to be included in the Carnival plc Report of the Audit Committee is set forth in the Report of the Audit Committees included in the Proxy Statement, and which is incorporated by reference into this Carnival plc Corporate Governance Report. The principal purpose of this Carnival plc Supplement to the Report of the Audit Committees is to comply with the Corporate Governance Code requirements, which are only applicable to Carnival plc.

Significant Accounting Judgments

The significant areas considered by the Carnival plc Audit Committee and discussed with the Carnival plc external auditors, PricewaterhouseCoopers LLP (“PwC”), for fiscal 2019 were as follows:

•

Impairment Reviews of AIDA Cruises (“AIDA”), Costa Cruises (“Costa”) and Cunard Goodwill. The Audit Committee considered whether the carrying value of these brands’ goodwill held by Carnival plc should be impaired. The judgment in relation to the impairment assessments largely relates to the assumptions underlying the calculation of the fair value less the cost of disposal. The Audit Committee evaluated the key assumptions related to changes in conditions or strategy (including decisions about the allocation of new ships amongst brands and transfer of ships between brands), net revenue yields, fuel expenses weighted-average cost of capital and long-term growth rates. The Audit Committee performed this evaluation using reports received from management outlining the basis for assumptions used, including the strategic plan and sensitivity analysis. The Audit Committee performed this evaluation through inquiries with management. The Audit Committee determined that these key assumptions were reasonable and these brands’ goodwill were not impaired as of July 31, 2019 and that appropriate disclosures have been made in the Carnival plc consolidated IFRS financial statements (see Note 11).

•

Impairment Reviews of Certain Ships. The Audit Committee considered whether the carrying value of certain ships may be impaired. The judgment in relation to impairment largely relates to the assumptions underlying the calculation of the value in use of the ship being tested for impairment, primarily whether the strategic plan for these ships is achievable and the overall macroeconomic assumptions that underpin the valuation process. The Audit Committee evaluated the key assumptions related to changes in strategy (including decisions about itineraries and the transfer of ships between brands), net revenue yields, fuel expenses, life of these ships and estimated ship sale timing and proceeds. The Audit Committee addressed these matters using reports received from management outlining the basis for assumptions used, including the strategic plan and sensitivity analysis. The strategic plan for these ships used in the calculation was reviewed by the Audit Committee. The Audit Committee determined these key assumptions were reasonable, these ships were not impaired and that appropriate disclosures have been made in the Carnival plc consolidated IFRS financial statements (see Note 10).

•	Risks of Fraud in Relation to Revenue Recognition. The Audit Committee considered the presumed risks of fraud as defined by auditing standards and was satisfied that there were no significant issues.

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External Auditors and Audit Tendering

The Audit Committees have the responsibility for making a recommendation on the appointment, reappointment and removal of the external auditors. PwC was recommended by the Audit Committees for reappointment as auditors of Carnival plc at the Annual General Meeting held in April 2019, and reappointment was approved by the shareholders. The Audit Committees also reappointed PwC as Carnival Corporation’s independent registered public accounting firm, as ratified by the shareholders at the April 2019 Annual General Meeting. In addition, the policy of the Audit Committees is to undertake a formal assessment of the auditor’s objectivity and independence each year, which includes:

•	a review of non-audit services provided and related fees;
•

discussion with the auditors pertaining to a written report detailing all relationships with Carnival Corporation & plc and any other party that could affect the independence or the objectivity of the auditors; and

•	evaluation with the Boards and management of the effectiveness of the external audit process.

PwC has served as Carnival Corporation’s independent auditor from 1986 to 2002. In 2003, following formation of the DLC arrangement between Carnival Corporation and Carnival plc, the independent audits for the consolidated entity, Carnival Corporation & plc, and Carnival plc were tendered. Upon completion of this tender process, the Audit Committees decided to recommend to the shareholders that PwC be appointed as the Carnival Corporation and Carnival plc independent auditors for fiscal 2003. The Audit Committees annually evaluate PwC’s performance and have each year recommended that the shareholders vote for the reappointment of PwC as Carnival plc’s independent auditors.

Carnival plc is also subject to European Union (“EU”) regulations regarding this matter. The relevant EU regulation and UK implementing legislation (the Statutory Auditors and Third Country Auditors Regulations 2016) require statutory auditors to rotate after a period of 20 years and include a mandatory competitive tender of audit firms at the 10 year midpoint. The EU regulation, Statutory Auditors and Third Country Auditors Regulations 2016 and the Competition and Market Authority’s (“CMA”) Statutory Audit Services for Large Companies Market Investigation (Mandatory Use of Competitive Tender Processes and Audit Committee Responsibilities) Order 2014 (the “CMA Order”) also set out transitional rules that determine the latest date for the initial rotation or tender process. PwC has been Carnival plc’s auditor since fiscal 2003, so the transitional rules state that they may not be reappointed more than nine years after June 2014, effectively meaning that the audit firm must be changed for the fiscal 2024 audit at the latest.

As a result, the Audit Committees currently intend to tender the independent audits for the consolidated entity, Carnival Corporation & plc, and Carnival plc in 2020 for the 2022 audits.

Our reasons for recommending that PwC be appointed Carnival plc’s auditor for 2020 are as follows:

•

PwC is one of the largest independent audit firms in the world. In addition, PwC is uniquely qualified because they are the auditors of the three largest public cruise companies in the world, which comprise over 75% of the global cruise industry. As such, it has an exceptional level of understanding of the cruise industry, the significant accounting principles used by it and the economic environment in which it operates.

•

Carnival Corporation & plc has periodically undertaken internal surveys to confirm PwC’s qualifications and performance, the quality and candor of their communication with the Audit Committees and management and their independence, objectivity and professional skepticism. The results of these surveys have supported the Audit Committees’ and management’s recommendations to appoint PwC as the independent auditors of Carnival Corporation & plc and Carnival plc.

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•

PwC’s lead audit engagement partner for Carnival Corporation & plc and the engagement partner for Carnival plc are rotated from the engagement at least every five years. The PwC engagement partners working on subsidiaries are rotated from these engagements at least every seven years or in the case of significant EU subsidiaries, for the periods beginning on or after June 17, 2016, the engagement partners will be rotated at least every five years. The Audit Committees actively participate in the selection of the lead audit engagement partners. The Audit Committees and management believe the partner rotations support an independent auditor view of our operations and provide fresh insights into the audit processes.

•

The Audit Committees meet regularly with PwC in executive sessions, where management is not present. These executive sessions, which are not required under UK or U.S. regulations, further support PwC’s independence from management.

•

The Audit Committees’ Key Policies and Procedures establish a framework to monitor and maintain PwC’s independence. These Key Policies and Procedures require, among other things, pre-approval from the Audit Committees for audit and permissible non-audit services prior to the performance of any such services in accordance with UK and U.S. regulations. The Audit Committees only approve services to be provided by PwC that are consistent with these regulations, which helps to support auditor independence.

•	The communication between the Audit Committees and PwC has been timely and informative, which has assisted the Audit Committees in the performance of their oversight responsibilities.
•

The Audit Committees and management believe that PwC has performed the audits of Carnival Corporation & plc and Carnival plc with proper professional skepticism and demonstrated the necessary knowledge, experience and skills to meet their audit requirements.

•	Based on the review and analysis of audit fees of comparable public companies, the Audit Committees and management believe the PwC audit fees are competitive.

The Audit Committees continue to be confident that the effectiveness and independence of the external auditors is not impaired in any way. There are no contractual restrictions on the choice of external auditor and, therefore, a resolution proposing the reappointment of PwC as external auditors will be put to the Carnival plc shareholders at the 2020 Annual General Meeting.

The fees payable to PwC in respect of the audit and non-audit services provided to Carnival plc during fiscal 2019 were $1.7 million and nil, respectively. The policy on Audit Committee pre-approval and permissible non-audit work of the independent auditors, are set out in the “Independent Registered Public Accounting Firm,” section of the Proxy Statement, which is incorporated by reference into this Carnival plc Corporate Governance Report.

The CMA Order applies to FTSE 350 companies. Carnival plc confirms that it complied with the provisions of the CMA Order in fiscal 2019.

On behalf of the Audit Committee

Richard J. Glasier

Chair of the Audit Committee

January 28, 2020

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Information and Professional Development

The Company Secretary is required to provide members of the Boards with appropriate information in advance of each meeting and Directors are required to devote adequate preparation time reviewing this information in advance of each meeting. The Company Secretary is also responsible for advising the Boards through the Chair on all corporate governance matters.

All Directors have access to the advice and services of the Company Secretary and are permitted to obtain independent professional advice, at Carnival Corporation & plc’s expense, as he or she may deem necessary to discharge his or her responsibilities as a Director. A Director is required to inform the Senior Independent Director of his or her intention to do so.

Directors are offered the opportunity to attend training programs of their choice. The subject matter and content of such programs are reviewed periodically during the year.

Board Performance Evaluations

During fiscal 2019, the Nominating & Governance Committees conducted performance evaluations of the Boards, the Boards’ Committees and the members of our Boards of Directors. The performance review of Micky Arison, in his role as Chair, was conducted separately by the Non-Executive Directors, led by the Senior Independent Director, Randall J. Weisenburger, taking into account the view of the other Executive Director.

As part of the Boards’ evaluation exercise, each Director was required to complete a questionnaire about the performance of the Boards and their Committees. All questionnaires were reviewed and assessed by the Nominating & Governance Committees.

In addition, the Nominating & Governance Committees reviewed the individual performance of each Director focusing on his or her contribution to Carnival Corporation & plc, and specifically focusing on areas of potential improvement. In making their assessment, the Nominating & Governance Committees reviewed considerations of age, diversity, experience and skills in the context of the needs of the Boards, and with the aim of achieving an appropriate balance on the Boards.

The Nominating & Governance Committees also discussed and reviewed with Non-Executive Directors any significant time commitments they have with other companies or organizations. In addition, the number of directorships held by Non-Executive Directors was taken into account, in line with Carnival Corporation & plc’s policy on limiting multiple appointments.

In April, 2019, the Nominating & Governance Committees reported the results of the reviews to the Boards, concluding that each Director was an effective member of the Boards and had sufficient time to carry out properly their respective commitments to the Boards, their Committees and all other such duties as were required of them. It is the view of the Nominating & Governance Committees that the Boards continued to operate effectively during fiscal 2019.

During fiscal 2019, the Nominating & Governance Committees also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chair of the Nominating & Governance Committees. The results of such reviews were discussed among the members and reported to the Boards. The Boards concluded that the Nominating & Governance Committees continued to function effectively and continued to meet the requirements of their respective charters.

The Corporate Governance Code requires that an externally facilitated evaluation on the Boards’ effectiveness be undertaken at least once every third year. During fiscal 2019, the Nominating & Governance Committees engaged The Governance Solutions Group, an independent third-party governance expert which has no other connection with Carnival Corporation & plc, to perform an

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assessment of the effectiveness of the Boards. The third-party governance expert interviewed each Director elected in 2019 and members of senior management who interact substantially with the Board, reviewed the results of the assessment with the incumbent Senior Independent Director and then organized and summarized the assessment for discussion with the full Board.

Directors’ Remuneration

The Carnival plc Directors’ Remuneration Report is presented in two parts, with Part I forming part of the Proxy Statement and Part II being attached as Annex B to the Proxy Statement. A resolution to approve the Carnival plc Directors’ Remuneration Report will be proposed at the 2020 Annual General Meeting. In addition, because it has been three years since the Directors’ Remuneration Policy was approved by shareholders at the 2017 Annual General Meeting, as required by UK company law, a resolution to approve the revised Directors’ Remuneration Policy will also be proposed for approval at the forthcoming Annual General Meeting.

Relations with Shareholders

The formal channels of communication by which the Boards communicate to shareholders the overall performance of Carnival Corporation & plc are the Annual Reports, Carnival plc half yearly financial report, joint Annual Report on Form 10-K, joint Quarterly Reports on Form 10-Q, joint Current Reports on Form 8-K, Proxy Statement and press releases.

Senior management and Non-Executive Directors of Carnival Corporation & plc meet periodically with representatives of institutional shareholders to discuss their views and to enable the strategies and objectives of Carnival Corporation & plc to be well understood. Issues discussed with institutional shareholders include executive compensation, performance, business strategies and corporate governance.

Presentations are made to representatives of the investment community periodically in the U.S., the UK and elsewhere. Results of each fiscal quarter are reviewed with the investment community and others following each quarter on conference calls that are broadcast live over the Internet.

The Boards receive periodic briefings from management regarding feedback and information obtained from Carnival Corporation & plc’s shareholders and brokers. During fiscal 2019, Carnival Corporation & plc’s management made presentations to the Boards regarding shareholder matters. The Boards’ members were also provided with copies of reports prepared by key market analysts.

Shareholders will have the opportunity at the 2020 Annual General Meeting, notice of which is contained in the Proxy Statement, to put questions to the Boards, including the Chairs of the Committees of the Boards.

The Boards have implemented procedures to facilitate communications between shareholders or interested parties and the Boards. Shareholders or interested parties who wish to communicate with the boards or the Senior Independent Director should address their communications to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States. The Company Secretary promptly forwards to the Senior Independent Director those communications which the Company Secretary believes require immediate attention. The Senior Independent Director notifies the Boards or the Chair of the relevant Committees of the Boards of those matters that he believes are appropriate for further action or discussion.

Annual Meetings of Shareholders

Because we have shareholders in both the UK and the U.S., we rotate the location of the Annual Meetings of Shareholders between the UK and the U.S. each year in order to accommodate

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shareholders on both sides of the Atlantic. Last year we held our Annual Meetings of Shareholders in the UK, and this year we will be holding them in the U.S.

This year the Annual Meetings of Shareholders will be held at The Ritz-Carlton, South Beach, 1 Lincoln Road, Miami Beach, Florida 33139, United States on Monday, April 6, 2020. The meetings will commence at 8:30 a.m. (EDT), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

Internal control and risk management

A description of the Carnival Corporation & plc internal controls and risk management systems in relation to the financial reporting process can be found in the Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements under section 3. Internal Control and Risk Assessment.

Directors’ Responsibility for Financial Statements

The Statement of Directors’ Responsibilities in relation to the Carnival plc financial statements is included in the Carnival plc Directors’ Report attached as Annex A to the Proxy Statement.

Statement of Compliance with the Corporate Governance Code

Carnival Corporation & plc has applied the main principles of the Corporate Governance Code and complied with its provisions throughout the year ended November 30, 2019, with the following exception: annual bonuses of U.S. Executive Directors form part of their pensionable salary (which is explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement).

By order of the Board

Arnaldo Perez

Company Secretary

January 28, 2020

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ANNEX D

CARNIVAL CORPORATION 2020 STOCK PLAN

1.      Purpose. The purpose of the Carnival Corporation 2020 Stock Plan is to provide a means through which the members of the Combined Group and their Affiliates may attract and retain key personnel, including the services of experienced and knowledgeable non-executive directors, and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the members of the Combined Group and their Affiliates can acquire and maintain an interest in the Shares, or be paid incentive compensation, including but not limited to incentive compensation measured by reference to the value of Shares, thereby strengthening their commitment to the welfare of members of the Combined Group and their Affiliates and aligning their interests with those of the holders of the Shares.

2.      Definitions. The following definitions shall be applicable throughout the Plan.

 (a)      “Absolute Share Limit” has the meaning given such term in Section 5(b).

 (b)      “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company or Carnival plc and/or (ii) to the extent provided by the Committee, any person or entity in which the Company or Carnival plc has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

 (c)      “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit and Other Stock-Based Award granted under the Plan. For purposes of Section 5(c) of the Plan, “Award” and “Award under the Plan” shall also mean any stock-based award granted under a Prior Plan and outstanding on the Effective Date.

 (d)      “Board” means the Board of Directors of the Company.

 (e)      “Carnival plc” means the entity previously known as P&O Princess Cruises plc, a public limited company incorporated under the laws of England and Wales, and any successor thereto.

 (f)       “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) a member of the Combined Group or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment, consulting or any other agreement between the Participant and the Combined Group in effect at the time of such termination or (ii) in the absence of any such employment, consulting or other agreement (or the absence of any definition of “cause” or term of similar import therein), (A) the Participant has failed to reasonably perform his or her duties to the Combined Group, or has failed to follow the lawful instructions of the Board or his or her direct superiors, in each case other than as a result of his or her incapacity due to physical or mental illness or injury, that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Combined Group (B) the Participant has engaged or is about to engage in conduct harmful (whether financially, reputationally or otherwise) to the Combined Group (C) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (D) the willful misconduct or gross neglect of the Participant that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Combined Group, (E) the willful violation by the Participant of the Combined Group’s written policies that could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to

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the Combined Group; (F) the Participant’s fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Combined Group (other than good faith expense account disputes); (G) the Participant’s act of personal dishonesty which involves personal profit in connection with the Participant’s employment or service with the Combined Group, or (H) the willful breach by the Participant of fiduciary duty owed to the Combined Group, or (I) in the case of a Participant who is a Non-Employee Director, the Participant engaging in any of the activities described in clauses (A) through (H) above; provided, however, that the Participant shall be provided a 10-day period to cure any of the events or occurrences described in the immediately preceding clause (A) hereof, to the extent capable of cure during such 10-day period. References in the preceding sentence to the “Combined Group” shall be deemed to refer to any member of the Combined Group or any Affiliate thereof. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

 (g)        “Change of Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change of Control,” be deemed to occur upon:

    (i)      the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Combined Group or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Combined Group or any Affiliate, (III) any acquisition by Marilyn B. Arison, Micky Arison, Shari Arison, Michael Arison or their spouses or lineal descendents, any trust established for the benefit of any of the aforementioned Arison family members, or any Person directly or indirectly controlling, controlled by or under common control with any of the aforementioned Arison family members or any trust established by any person or entity described in this clause (III), (IV) any acquisition which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(g), or (V) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant) (persons described in clauses (I), (II), (III) (IV) and (V) being referred to hereafter as “Excluded Persons”);

    (ii)      individuals who, during any consecutive 12-month period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided, that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

    (iii)      the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; or

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    (iv)      the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), that in each case requires the approval of the Company’s stockholders (whether for such Business Combination or Sale or the issuance of securities in such Business Combination or Sale), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination or the entity which has acquired all or substantially all of the business or assets of the Company in a Sale (in either case, the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any Excluded Person or any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

    Notwithstanding the foregoing, the Committee may determine that a transaction or series of transactions pursuant to which (x) the Company is acquired by or otherwise becomes a subsidiary of or merges, consolidates or amalgamates with Carnival plc or (y) Carnival plc is acquired by or otherwise becomes a subsidiary of or merges, consolidates or amalgamates with the Company, shall not be a Change of Control.

 (h)          “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

 (i)         “Combined Group” means the Company and Carnival plc and any successor thereto.

 (j)         “Committee” means the Compensation Committee of the Board or subcommittee thereof if required to comply with Rule 16b-3 of the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.

 (k)          “Common Stock” means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

 (l)         “Company” means Carnival Corporation, a corporation organized under the laws of the Republic of Panama, and any successor thereto.

 (m)      “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award agreement.

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 (n)      “Detrimental Activity” means any of the following: (i) breach of any confidential or proprietary information agreement with or policy of the Combined Group, (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Combined Group for Cause, (iii) whether in writing or orally, maligning, denigrating or disparaging the Combined Group or their respective predecessors and successors, or any of the current or former directors, officers, employees, shareholders, partners, members, agents or representatives of any of the foregoing, with respect to any of their respective past or present activities, or otherwise publishing (whether in writing or orally) statements that tend to portray any of the aforementioned persons or entities in an unfavorable light, or (iv) the breach of any noncompetition, nonsolicitation or other agreement containing restrictive covenants, with the Combined Group. For purposes of the preceding sentence the phrase “the Combined Group” shall mean “any member of the Combined Group or any Affiliate”.

 (o)      “Disability” means, unless in the case of a particular Award the applicable Award agreement states otherwise, a member of the Combined Group or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any then-existing employment, consulting or other similar agreement between the Participant and a member of the Combined Group or an Affiliate or, in the absence of such an employment, consulting or other similar agreement, a Participant’s total disability as defined below and (to the extent required by Code Section 409A) determined in a manner consistent with Code Section 409A and the regulations thereunder:

    (i)      The Participant is diagnosed with any medically determinable physical or mental impairment that can be expected to result in death or is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to to last for a continuous period of not less than 12 months.

    (ii)      A Participant will be deemed to have suffered a Disability if determined to be totally disabled by the Social Security Administration. In addition, the Participant will be deemed to have suffered a Disability if determined to be disabled in accordance with a disability insurance program maintained by the Company.

 (p)      “Effective Date” means April [    ], 2020, if approved by the stockholders of the Company at the annual meeting of stockholders held on such day.

 (q)      “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

 (r)       “Eligible Person” means any (i) individual regularly employed by a member of the Combined Group or an Affiliate who has received written notification from the Committee, or from a person designated by the Committee, that he or she has been selected to participate in the Plan; provided, however, that no such individual covered by a collective bargaining agreement shall be an Eligible Person unless and only to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of a member of the Combined Group or an Affiliate; (iii) consultant or advisor to a member of the Combined Group or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act (which, as of the Effective Date, includes only those who (A) are natural persons and (B) provide bona fide services to a member of the Combined Group or its Affiliates other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities); or (iv) any prospective employee, director, officer, consultant or advisor who has accepted an offer of employment or consultancy from a member of the Combined Group or its Affiliates (and would satisfy the provisions of

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clauses (i) through (iii) above once he or she begins employment with or providing services to a member of the Combined Group or any of its Affiliates), who, in the case of each of clauses (i) through (iv) above has entered into an Award agreement or who has received written notification from the Committee or its designee that he or she has been selected to participate in the Plan.    Solely for purposes of this Section 2(r), “Affiliate” shall be limited to, with respect to each member of the Combined Group, (1) a Subsidiary, (2) any parent corporation within the meaning of Section 424(e) of the Code (“Parent”), (3) any corporation, trade or business 50% or more of the combined voting power of such entity’s outstanding securities is directly or indirectly controlled by the member or any Subsidiary or Parent of the member, (4) any corporation, trade or business which directly or indirectly controls 50% or more of the combined voting power of its outstanding securities and (5) any other entity in which the member or any Subsidiary or Parent of the member has a material equity interest and which is designated as an “Affiliate” by the Committee.

 (s)      “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

 (t)       “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

 (u)      “Fair Market Value” means, on a given date, (i) if the Shares are listed on a national securities exchange, the closing sales price of the Shares reported on the primary exchange on which the Shares are listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Shares are not listed on any national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Shares computed in accordance with applicable regulations of the Internal Revenue Service.

 (v)      “Immediate Family Members” shall have the meaning set forth in Section 15(b).

 (w)      “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

 (x)      “Indemnifiable Person” shall have the meaning set forth in Section 4(f) of the Plan.

 (y)      “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a performance-based Award.

 (z)      “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

 (aa)   “Non-Employee Director” means a member of the Board who is not an employee of a member of the Combined Group or any Affiliate.

 (bb)   “NYSE” means the New York Stock Exchange.

 (cc)    “Option” means an Award granted under Section 7 of the Plan.

 (dd)   “Option Period” has the meaning given such term in Section 7(c) of the Plan.

 (ee)   “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

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 (ff)        “Pairing Agreement” means the Pairing Agreement, dated April 17, 2003, among Carnival Corporation, The Law Debenture Trust Corporation (Cayman) Limited, as trustee of the Carnival plc Special Voting Trust, and Sun Trust Bank, as transfer agent, as it may be amended from time to time.

 (gg)      “Participant” means an Eligible Person who pursuant to Section 5 of the Plan has been selected by the Committee to participate in the Plan and to receive an Award.

 (hh)       “Performance Criteria” shall mean the criterion or criteria that the Committee may select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to an Award under the Plan.

 (ii)         “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to an Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.

 (jj)         “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

 (kk)       “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

 (ll)         “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

 (mm)    “Person” has the meaning given such term in the definition of “Change of Control”.

 (nn)       “Plan” means this Carnival Corporation 2020 Stock Plan, as amended.

 (oo)       “Prior Plan” shall mean, as amended from time to time, the Amended and Restated Carnival Corporation 2011 Stock Plan.

 (pp)       “Released Unit” shall have the meaning assigned to it in Section 9(e).

 (qq)       “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

 (rr)        “Restricted Stock” means Shares, subject to forfeiture and certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

 (ss)       “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

 (tt)         “Retirement” means a termination of employment with a member of the Combined Group and all Affiliates by a Participant on or after the Participant’s Retirement Age.

 (uu)       “Retirement Age” means, unless determined otherwise by the Committee, attainment of the earlier of (i) age 65 with at least five years of employment with a member of the Combined Group and/or its Affiliates or (ii) age 60 with at least 15 years of employment with a member of the Combined Group and/or its Affiliates.

 (vv)       “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

 (ww)      “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be

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deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

 (xx)       “Share” means the aggregate of one share of Common Stock and one Trust Share.

 (yy)       “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

 (zz)       “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

 (aaa)     “Subsidiary” means, with respect to any specified Person:

 (i) any corporation, association or other business entity of which more than 50% of the total voting power of the then outstanding voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

 (ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

 (bbb)     “Substitute Award” has the meaning given such term in Section 5(e).

 (ccc)     “Trust Share” shall have the meaning assigned to it in the Pairing Agreement.

3.     Effective Date; Duration and Shareholder Approval. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.     Administration. The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or any exception or exemption under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

(a)    Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances the delivery of cash, Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred, either automatically or

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at the election of the Participant or the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)    Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Shares or any successor securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Combined Group or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act.

(c)    The Committee shall have the authority to amend the Plan (including by the adaptation of appendices or subplans) and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan.

(d)    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, each member of the Combined Group, each Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.

(e)    No member of the Board, the Committee or any employee or agent of any member of the Combined Group or an Affiliate (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the

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extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under any member of the Combined Group’s Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that any member of the Combined Group or Affiliate may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)    Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Shares are listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.    Grant of Awards; Shares Subject to the Plan; Limitations.

(a)    The Committee may from time to time grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards to one or more Eligible Persons.

(b)    Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 15,000,000 Shares (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 12 of the Plan, grants of Options or SARs in respect of no more than 3,000,000 Shares may be made to any individual Participant during any period of 36 consecutive months; (iii) subject to Section 12 of the Plan, no more than the number of Shares equal to the Absolute Share Limit may be delivered in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iv) subject to Section 12 of the Plan, no more than 1,000,000 Shares may be delivered in respect of Awards, other than Options or SARs, denominated in Shares granted pursuant to Section 11 of the Plan to any individual Participant for a single fiscal year (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of such Shares on the last day of the Performance Period to which such Award relates; and (v) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash (described in Section 11(a) of the Plan) shall be $10,000,000.

(c)    If and to the extent an Award under the Plan or any Prior Plan terminates due to expiration, cancellation, forfeiture, or otherwise without the issuance of Shares, the Shares covered by such Award shall again become available for other Awards under the Plan. Notwithstanding the foregoing, Shares subject to an Award may not again be made available for issuance under the Plan (and shall not be added to the Plan in respect of awards under any Prior Plans) if such shares are: (i) shares that were subject to a stock-settled SAR (or stock appreciation right under any Prior Plan) and were not issued upon the net settlement or net exercise of such SAR (or stock appreciation right under any Prior Plan), (ii) shares delivered to or withheld by the Company to pay the exercise price of an Option (or option under any Prior Plan), (iii) shares delivered to or withheld by the Company to pay the withholding taxes related an Option or SAR (or option or stock appreciation right under any Prior Plan), or (iv) shares repurchased on the open market with the proceeds of an Option (or option under any Prior Plan) exercise.

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(d)    Shares delivered by the Company in settlement of Awards may be authorized and unissued Shares, Shares held in the treasury of the Company, Shares purchased on the open market or by private purchase or a combination of the foregoing. Following the Effective Date, no further awards shall be granted under any Prior Plan.

(e)    Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Shares available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of Shares available for delivery under the Plan.

6.    Eligibility. Participation shall be limited to Eligible Persons.

7.    Options.

(a)    Generally. Each Option granted under the Plan shall be evidenced by an Award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Combined Group or any Subsidiary of such member, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided, that any grant of an Option intended to be an Incentive Stock Option shall not fail to be an effective grant solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)    Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per Share for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 14(b).

(c)    Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability; provided, further, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Shares

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is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.

Unless otherwise stated in the applicable Award agreement, an Option shall expire earlier than the end of the Option Period in the following circumstances:

(i)      If prior to the end of the Option Period, the Participant’s employment or service with each member of the Combined Group and all Affiliates is terminated without Cause or by the Participant for any reason other than Retirement, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such termination; provided, however, that any Participant whose employment or service with a member of the Combined Group or any Affiliate is terminated and who is subsequently rehired or reengaged by a member of the Combined Group or any Affiliate within three months following such termination and prior to the expiration of the Option shall not be considered to have undergone a termination. In the event of a termination described in this clause (i), the Option shall remain exercisable by the Participant until its expiration only to the extent the Option was exercisable at the time of such termination.

(ii)     If the Participant dies or is terminated on account of Disability prior to the end of the Option Period and while still in the employ or service of a member of the Combined Group or an Affiliate, or dies following a termination described in clause (i) above but prior to the expiration of an Option, the Option shall expire on the earlier of the last day of the Option Period or the date that is one year after the date of death or termination on account of Disability of the Participant, as applicable. In such event, the Option shall remain exercisable by the Participant or his or her beneficiary determined in accordance with Section 15(g), as applicable, until its expiration only to the extent the Option was exercisable by the Participant at the time of such event.

(iii)    If the Participant ceases employment or service with a member of the Combined Group or any Affiliates due to a termination for Cause, the Option shall expire immediately upon such cessation of employment or service.

(iv)    If the Participant terminates by reason of Retirement prior to the end of the Option Period, the Option shall (i) expire at the end of the Option Period and (ii) continue vesting in accordance with the vesting schedule set forth in the Award agreement, without regard to any requirement in such vesting schedule that the Participant remain employed with a member of the Combined Group or an Affiliate as a condition to vesting.

(v)     If the Participant’s employment or service ceases on account of Disability at a time when the Participant has attained the age and service requirements for Retirement, the Participant shall receive the better of the treatment under clause (ii) and clause (iv) above.

(vi)    Notwithstanding (i), (ii), (iii), (iv) or (v) above, if a Participant is a member of the Board, upon the Participant’s ceasing to be a member of the Board due to death or Disability, all unvested Options shall immediately vest and become exercisable and all vested Options (including after giving effect to such accelerated vesting) shall continue to be exercisable by the Participant or the Participant’s estate, as applicable, until the earlier to occur of (i) the original expiration date of such Option, and (ii) one year from such cessation, provided, however, that upon a Participant’s ceasing to be a member of the Board for any reason other than death or Disability, all unvested Options shall continue to vest in accordance with their initial terms, and all vested Options shall continue to be exercisable until the original expiration date of such Option; provided, further, that if the Participant ceases to be a member of the Board prior to serving in such capacity for one year, all of such Participant’s Options shall immediately expire upon such termination.

Carnival Corporation 2020 Stock Plan	D-11

ANNEX D

 (d)   Other Terms and Conditions. Except as specifically provided otherwise in an Award agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

 (i)      Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

 (ii)     Each Share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any Share, when the Participant purchases the Share or when the Option expires.

 (iii)    Subject to Section 15(b), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant.

 (iv)    At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any Shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any Shares. In the event certificates for Shares are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

 (v)     Except as specifically provided otherwise in an Award agreement, any Participant who is classified as a “shipboard employee,” and who has not otherwise evidenced a specific intent to permanently terminate his employment with each member of the Combined Group and all Affiliates (as reasonably determined by the Committee) shall not be considered to have terminated employment with each member of the Combined Group and all Affiliates until a six-month period has expired from his signing off of a ship without physically signing on to another ship.

 (e)   Method of Exercise and Form of Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written notice (or electronic notice or telephonic instructions to the extent provided by the Committee) of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Shares in lieu of actual delivery of such shares to the Company or such other method as determined by the Committee); provided, that such Shares are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a “net exercise” procedure effected by withholding the minimum number of Shares otherwise deliverable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes.

D-12	Carnival Corporation 2020 Stock Plan

ANNEX D

(f)     Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option.

(g)    Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

(h)    Incentive Stock Option Grants to 10% Shareholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or a parent of the Company, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Shares subject to the Option.

(i)     $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Shares for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8.    Stock Appreciation Rights.

(a)    Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)    Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per Share for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 14(b).

(c)    Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the Shares is prohibited by a member of the Combined Group’s insider trading policy (or a member of the Combined Group’s-imposed “blackout period”), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

Unless otherwise stated in the applicable Award agreement, a SAR shall expire earlier than the end of the SAR Period in the following circumstances:

(i)    If prior to the end of the SAR Period, the Participant’s employment or service with each member of the Combined Group and all Affiliates is terminated without Cause or by the Participant for any reason other than Retirement, the SAR shall expire on the earlier of the last day of the SAR Period

Carnival Corporation 2020 Stock Plan	D-13

ANNEX D

or the date that is three months after the date of such termination; provided, however, that any Participant whose employment or service with a member of the Combined Group or any Affiliate is terminated and who is subsequently rehired or reengaged by a member of the Combined Group or any Affiliate within three months following such termination and prior to the expiration of the SAR shall not be considered to have undergone a termination. In the event of a termination described in this clause (i), the SAR shall remain exercisable by the Participant until its expiration only to the extent the SAR was exercisable at the time of such termination.

 (ii)     If the Participant dies or is terminated on account of Disability prior to the end of the SAR Period and while still in the employ or service of a member of the Combined Group or an Affiliate, or dies following a termination described in clause (i) above but prior to the expiration of an SAR, the SAR shall expire on the earlier of the last day of the SAR Period or the date that is one year after the date of death or termination on account of Disability of the Participant, as applicable. In such event, the SAR shall remain exercisable by the Participant or his or her beneficiary determined in accordance with Section 15(g), as applicable, until its expiration only to the extent the SAR was exercisable by the Participant at the time of such event.

 (iii)    If the Participant ceases employment or service with a member of the Combined Group or any Affiliates due to a termination for Cause, the SAR shall expire immediately upon such cessation of employment or service.

 (iv)    If the Participant terminates by reason of Retirement prior to the end of the SAR Period, the SAR shall (i) expire at the end of the SAR Period and (ii) continue vesting in accordance with the vesting schedule set forth in the Award agreement, without regard to any requirement in such vesting schedule that the Participant remain employed with a member of the Combined Group or an Affiliate as a condition to vesting.

 (v)    If the Participant’s employment or service ceases on account of Disability at a time when the Participant has attained the age and service requirements for Retirement, the Participant shall receive the better of the treatment under clause (ii) and clause (iv) above.

 (vi)    Notwithstanding (i), (ii), (iii), (iv) or (v) above, if a Participant is a member of the Board, upon the Participant’s ceasing to be a member of the Board due to death or Disability, all unvested SARs shall immediately vest and become exercisable and all vested SARs (including after giving effect to such accelerated vesting) shall continue to be exercisable by the Participant or the Participant’s estate, as applicable, until the earlier to occur of (i) the original expiration date of such SAR, and (ii) one year from such cessation, provided, however, that upon a Participant’s ceasing to be a member of the Board for any reason other than death or Disability, all unvested SARs shall continue to vest in accordance with their initial terms, and all vested SARs shall continue to be exercisable until the original expiration date of such SAR; provided, further, that if the Participant ceases to be a member of the Board prior to serving in such capacity for one year, all of such Participant’s SARs shall immediately expire upon such termination.

(d)    Method of Exercise. SARs which have become exercisable may be exercised by delivery of written notice (or electronic notice or telephonic instructions to the extent provided by the Committee) of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e)    Payment. Upon the exercise of a SAR, a member of the Combined Group shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. A member of the Combined Group shall pay such amount in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee.

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ANNEX D

(f)     Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in Shares (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of Shares underlying the substituted SARs shall be the same as the number of shares of Shares underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for a member of the Combined Group, such provision shall be considered null and void.

9.    Restricted Stock and Restricted Stock Units.

(a)    Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as determined by the Committee and may be reflected in the applicable Award agreement. The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, which may differ with respect to each Participant, and the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested.

(b)    Stock Certificates and Book Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause Shares to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 15(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. Subject to Section 15(c), at the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant upon the release of restrictions on such share. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto, including, but not limited to, the right to any cash dividends and stock dividends, shall terminate without further obligation on the part of the Company.

(c)    Restricted Stock Units: No Shares shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one Share) awarded to a Participant may be credited with cash and stock dividends paid in respect of one Share

Carnival Corporation 2020 Stock Plan	D-15

ANNEX D

(“Dividend Equivalents”). Subject to Section 15(c), at the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(d)    Restrictions; Forfeiture:

 (i)      Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to such other terms and conditions as may be set forth in the applicable Restricted Stock Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the Shares shall be subject to the restrictions on transferability set forth in the Restricted Stock Agreement; (C) the Shares shall be subject to forfeiture to the extent provided in the applicable Restricted Stock Agreement and, with respect to a Participant who has not been a member of the Board, if the Participant ceases to be a member of the Board for any reason other than death or Disability prior to the one-year anniversary of his or her initial election to the Board such award shall be forfeited. In the event of any forfeiture, the stock certificates shall be returned to the Company, and all rights of the Participant to such Shares and as a shareholder shall terminate without further obligation on the part of the Company.

 (ii)    Restricted Stock Units awarded to any Participant shall be subject to (1) forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, to the extent provided in the applicable Restricted Stock Unit agreement and, with respect to a Participant who has not been a member of the Board, if the Participant ceases to be a member of the Board for any reason other than death or Disability prior to the one-year anniversary of his or her initial election to the Board such award shall be forfeited. In the event of any forfeiture, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (2) such other terms and conditions as may be set forth in the applicable Restricted Stock Unit agreement.

 (iii)    The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

(e)    Delivery of Restricted Stock and Settlement of Restricted Stock Units.

 (i)      Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Restricted Stock Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Restricted Stock Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

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ANNEX D

 (ii)    Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units covered by a Restricted Stock Unit Award, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one Share (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Released Units or (ii) defer the delivery of Shares (or cash or part Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of Released Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on Shares) either in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

10.    Other Stock-Based Awards.    The Committee may issue unrestricted Shares, rights to receive grants of Awards at a future date, the grant of securities convertible into Shares, the grant of other Awards denominated in Shares (including, without limitation, performance shares, or performance units), or valued with reference to Shares, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement including, without limitation, the payment by the Participant of the Fair Market Value of such Shares on the Date of Grant.

11.    Performance-Based Awards.

 (a)    Generally. The Committee shall have the authority to grant Awards with performance-based vesting criteria. The Committee shall also have the authority to make an award of a cash bonus to any Participant under this Plan.

 (b)    Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of Carnival Corporation & plc (and/or in respect of Carnival Corporation, Carnival plc or one or more cruise brands or reporting units, administrative departments, or any combination of the foregoing) and may be based on one or more of the following: (i) income before taxes or net income (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets); (ii) basic or fully diluted earnings per share (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets); (iii) net revenue, net revenue yield or the growth of either in current or constant dollars; (iv) net passenger revenue, net passenger revenue yield or the growth of either in current or constant dollars; (v) net ticket revenue, net ticket revenue yield or the growth of either in current or constant dollars; (vi) net onboard revenue, net onboard revenue yield or the growth of either in current or constant dollars; (vii) net other revenue, net other revenue yield or the growth of either in current or constant dollars; (viii) net cruise costs excluding fuel, net cruise costs excluding fuel per available lower berth

Carnival Corporation 2020 Stock Plan	D-17

ANNEX D

day (“ALBD”), or the change of either in current or constant dollars (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets); (ix) operating income, operating income per ALBD or the growth of either in current or constant dollars and/or at constant fuel prices (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets); (x) fuel consumption, fuel consumption in tons per ALBD (x 1,000) or the change of either or any other metric of fuel efficiency; (xi) occupancy percentage; (xii) return measures (including, but not limited to, returns on investment, assets, or equity) calculated with or without asset impairments, gains and/or losses on sale of ships or other assets, construction-in-progress, goodwill and/or intangibles; (xiii) cash flow measures (including, but not limited to, cash provided by operating activities, free cash flow, and cash flow return on capital), which may, but are not required to be, measured on a per share or per ALBD basis, in current or constant dollars and/or at constant fuel prices (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets); (xiv)earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA) which may, but are not required to be, measured on a per share or per ALBD basis, in current or constant dollars and/or at constant fuel prices (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets); (xv) share price (including, but not limited to, growth measures and total shareholder return); (xvi) expense targets or cost reduction goals and general and administrative expense savings; (xvii) measures of economic value added or other ‘value creation’ metrics; (xviii) inventory control; (xix) enterprise value; (xx) employee recruitment and retention; (xxi) timely introduction of new ships or facilities; (xxii) objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting cruise brand, reporting unit or project budgets); (xxiii) cost of capital, debt leverage, cash and liquidity positions or book value; (xxiv) health, environmental, safety, security or other enterprise risk management initiatives; (xxv) increase in passengers (including, but not limited to, increase in international source passengers, and increase percentage of first time cruisers); (xxvi) cross selling cruises on other Carnival corporation & plc brands; (xxvii) reduction in ship incidents; (xxviii) expansion into new markets; (xxix) strategic objectives; (xxx) any combination of the foregoing; (xxxi) such other performance criteria selected by the Committee. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals.

 (c)     Condition to Receipt of Payment. Unless otherwise provided by the Committee (in the applicable Award agreement or otherwise), a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of an Award for such Performance Period.

 (d)    Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion.

12.    Changes in Capital Structure and Similar Events. In the event of:

 (a)    any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split,

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ANNEX D

reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, an unpairing of the shares of Common Stock from the Trust Shares, or other similar corporate transaction or event that affects the Shares, or

 (b)      unusual or nonrecurring events affecting the Combined Group, any Affiliate, or the financial statements of the Combined Group or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of the following:

    (i)     adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

    (ii)     providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

    (iii)    cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor);

 provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) (“ASC 718”)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h) (3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes.

Carnival Corporation 2020 Stock Plan	D-19

ANNEX D

13.    Effect of Change of Control: Except to the extent a particular Award Agreement otherwise provides:

 (a)      In the event a Participant’s employment with the Combined Group is terminated by the Combined Group without Cause (and other than due to death or disability) on or within 12 months following a Change of Control, notwithstanding any provision of the Plan to the contrary, all Options and SARs held by such Participant shall become immediately exercisable with respect to 100 percent of the Shares subject to such Options and SARs, and the Restricted Period shall expire immediately with respect to 100 percent of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant (including a waiver of any applicable Performance Goals); provided that in the event the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, a portion of any such Award that shall become fully vested and immediately exercisable shall be based on (a) actual performance through the date of termination as determined by the Committee or (b) if the Committee determines that measurements of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Committee.

 (b)      In addition, in the event of a Change of Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Award and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Committee shall exercise such discretion over any Award subject to Code Section 409A at the time such Award is granted.

 (c)      The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

14.    Amendments and Termination.

 (a)      Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards, (ii) it would materially increase the benefits accruing to participants under the Plan, (iii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12), or (iv) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 14(b) without stockholder approval.

 (b)      Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated

D-20	Carnival Corporation 2020 Stock Plan

ANNEX D

Award agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the Company); provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike, as the case may be) or other Award or cash and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

15.    General.

 (a)      Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

 (b)      Nontransferability.

     (i)     Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

     (ii)     Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

     (iii)    The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable

Carnival Corporation 2020 Stock Plan	D-21

ANNEX D

Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

 (c)      Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Shares, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable (but not more than 60 days) after such Awards are earned and become payable or distributable).

 (d)      Tax Withholding.

    (i)     A Participant shall be required to pay a member of the Combined Group or any Affiliate, and each member of the Combined Group or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

    (ii)    Without limiting the generality of clause (i) above, the Committee pre-authorizes and permits a Participant to satisfy, in whole or in part, the foregoing withholding liability; in each case such withholding intended to satisfy the exemption available under Rule 16b-3(e), to the extent that Rule 16(b)-3 under the Securities and Exchange Act of 1934 is applicable by (A) payment in cash; (B) the delivery of Shares owned by the Participant having a Fair Market Value equal to such withholding liability; (C) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of Shares with a Fair Market Value equal to such withholding liability; or (D) authorizing the Company to arrange the sale of sufficient Shares to generate proceeds sufficient to discharge any withholding liability.

 (e)      No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of a member of a Combined Group or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may

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ANNEX D

be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of a member of the Combined Group or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. A member of the Combined Group or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between a member of the Combined Group and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

 (f)       International Participants. Without limiting the generality of Section 4(d), with respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or subplans or appendices thereto, or outstanding Awards, with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, a member of the Combined Group or its Affiliates.

 (g)      Designation and Change of Beneficiary. If provided in an Award agreement or otherwise permitted by the Company, each Participant may file with the Company a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. If a beneficiary designation is permitted, a Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If the Company does not allow a Participant to file a beneficiary designation in an Award Agreement or otherwise, or if a beneficiary designation is permitted but no beneficiary designation is filed by a Participant, the beneficiary shall be determined by will or the laws of descent and distribution. After receipt of Options in accordance with this paragraph, beneficiaries will only be able to exercise such Options in accordance with Section 7(c)(ii) of this Plan.

 (h)      Termination of Employment. Except as otherwise provided in an Award agreement or an employment, severance, consulting, letter or other agreement with a Participant, unless determined otherwise by the Committee at any point following such event, neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with a member of the Combined Group to employment or service with another member of the Combined Group or an Affiliate (or vice-versa) shall be considered a termination of employment or service of such Participant with a member of the Combined Group or an Affiliate.

 (i)       No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Shares which are subject to Awards hereunder until such Shares have been issued or delivered to that person.

 (j)       Government and Other Regulations.

 (i)    The obligation of the Company to settle Awards in Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary,

Carnival Corporation 2020 Stock Plan	D-23

ANNEX D

the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing Shares or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Shares or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders.    Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

 (ii)    The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company and/or the Participant’s sale of Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price (in the case of an Option) or any amount payable as a condition of delivery of Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

 (k)     No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

 (l)      Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or

D-24	Carnival Corporation 2020 Stock Plan

ANNEX D

any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

 (m)    Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

 (n)     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

 (o)     Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Combined Group and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Combined Group or the Committee or the Board, other than himself.

 (p)     Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Combined Group except as otherwise specifically provided in such other plan.

 (q)     Purchase for Investment. Whether or not the Options and Shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such Shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any Shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

 (r)       Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Florida.

 (s)     Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

Carnival Corporation 2020 Stock Plan	D-25

ANNEX D

 (t)      Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

 (u)     409A of the Code.

   (i)      Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither any member of the Combined Group nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each payment that may be made in respect of any Award granted under the Plan is designated as a separate payment.

   (ii)    Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

   (iii)    Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change of Control, no such acceleration shall be permitted unless the event giving rise to the Change of Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

 (v)      Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of a member of the Combined Group, while employed by or providing services to a member of the Combined Group or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in Detrimental Activity that is in conflict with or adverse to the interest of a member of the Combined Group or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company.

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ANNEX D

 (w)     Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

16.    Data Protection.

 (a)     By participating in the Plan, the Participant acknowledges the collection, use, disclosure and processing of personal information provided by the Participant to the Company or any Affiliate, trustee or third party service provider, for all purposes relating to the operation and/or administration of the Plan. These include, but are not limited to:

    (i)     the performance of obligations under the Plan;

    (ii)    administering and maintaining Participant records;

    (iii)   providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers, third party service providers or third party administrators of the Plan;

    (iv)   providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Participant works; and

    (v)    transferring information about the Participant to any country or territory that may not provide the same level of protection for the information as the Participant’s home country.

 The Company may share the Participant’s personal data with (i) Affiliates, (ii) trustees of any employee benefit trust, (iii) registrars, (iv) brokers, (v) third party administrators of the Plan or (vi) regulators and others, as required by applicable law.

 If necessary, the Company may transfer the Participant’s personal data to any of the parties mentioned above in any country or territory that may not provide the same protection for the information as the Participant’s home country. Any transfer of the Participant’s personal data from the European Union to another country is subject to appropriate safeguards in the form of EU standard contractual clauses (according to decisions 2001/497/EC, 2004/915/EC, 2010/87/EU) or applicable derogations provided for under applicable law. Further information on those safeguards or derogations can be obtained from the Company.

 The Company will keep personal information for as long as necessary to operate the Plan or as necessary to comply with any legal or regulatory requirements.

 The Participant has a right to (i) request access to and rectification or erasure of the personal data provided, (ii) request the restriction of the processing of his or her personal data, (iii) object to the processing of his or her personal data, (iv) receive the personal data provided to the Company and transmit such data to another party, and (v) to lodge a complaint with a supervisory authority.

Carnival Corporation 2020 Stock Plan	D-27

ANNEX E

CARNIVAL PLC UK EMPLOYEE SHARE PURCHASE PLAN

1.	Meaning of words used

1.1	General

In these rules:

“Accumulation Period” means the period determined in accordance with rule 7.6 (Compensation Committee to determine whether an Accumulation Period is to apply);

“Allocated” means being granted a right to acquire unissued Shares or to acquire Shares which are held by the Company in treasury or, if there is no such grant within the relevant period or at all, the issue and allotment of new Shares or the transfer of Shares from treasury. However, if the relevant institutional investor guidelines cease to require treasury shares to be taken into account for this purpose, then “Allocated” will not include treasury Shares;

“Associated Company” means an associated company (within the meaning in paragraph 94 of Schedule 2) of the Company;

“Award” means:

(i)	an appropriation of Free Shares or Matching Shares to a Participant; and/or

(ii)	an acquisition of Partnership Shares or Dividend Shares on behalf of a Participant,

and “awarded” and “awarding” will be understood accordingly;

“Award Date” means the date Plan Shares are awarded, which, in the case of Partnership Shares or Dividend Shares, is in accordance with paragraphs 50(4), 52(5) or 66(4) of Schedule 2, as appropriate;

“Award Notice” means a notice in such form as agreed between the Company and the Trustee from time to time that meets the requirements of paragraph 75 of Schedule 2;

“Board” means the board of directors of the Company;

“Capital Receipt” has the meaning in section 502 of ITEPA;

“Cause” means circumstances in which the Participant’s employer has, or is entitled to, summarily dismiss the Participant (in the opinion of the Compensation Committee);

“Companies Act” means the UK Companies Act 2006;

“Company” means Carnival plc with registered company number 04039524;

“Compensation Committee” means a committee of the Board, appointed for the purpose of administering the Plan, or, as appropriate, any person or body duly authorised to carry out that committee’s functions under the Plan;

“Connected Company” has the meaning in paragraph 18(3) of Schedule 2;

“Control” has the meaning in section 719 of ITEPA;

“Business Day” means a day on which the London Stock Exchange (or, if the Compensation Committee determines, any other stock exchange on which the Shares are traded) is open for the transaction of business;

Carnival plc UK Employee Share Purchase Plan	E-1

ANNEX E

“Dealing Restrictions” means any internal or external restrictions on dealings or transactions in securities;

“Deed” means the trust deed entered into between the Company and the Trustee dated [____], establishing the Trust for the purposes of the Plan, as amended from time to time and a copy of which is attached as a Schedule to these rules;

“Dividend Shares” means Shares which are awarded to Participants in accordance with rule 9 (Dividend Share Awards) and held by the Trustee upon the terms of the Plan;

“Eligibility Date” means, in the case of:

(i)	Free Shares, the applicable Award Date;

(ii)	Partnership Shares where no Accumulation Period applies, the date of the deduction of Partnership Share Money;

(iii)	Partnership Shares where an Accumulation Period applies, the date of the first deduction of Partnership Share Money; and

(iv)	Matching Shares, the same date as for the Partnership Shares to which they relate;

“Eligible Employee” means any person who meets the requirements of rule 3.1 (Eligibility);

“Expiry Date” means the 10th anniversary of the day on which the Company’s shareholders approved the Plan;

“Forfeiture Period” means the period (if any) beginning on the applicable Award Date and ending on such date as the Compensation Committee determines, and which will apply to all Free Shares and/or Matching Shares in the same Award;

“Free Shares” means Shares which are awarded to Participants in accordance with rule 6 (Free Share Awards) and held by the Trustee upon the terms of the Plan;

“Free Share Agreement” means an agreement in respect of Free Shares, in such form as may be agreed by the Company and the Trustee from time to time, which complies with Schedule 2;

“Free Share Limit” means £3,600 or such other amount specified in paragraph 35(1) of Schedule 2 from time to time;

“Good Leaver Reason” means:

(i)	injury or disability;

(ii)	redundancy within the meaning of the UK Employment Rights Act 1996;

(iii)	a relevant transfer within the meaning of the UK Transfer of Undertakings (Protection of Employment) Regulations 2006;

(iv)	if the Relevant Employment is employment by an Associated Company, a change of Control or other circumstances ending the Associated Company status;

(v)	retirement;

(vi)	death; or

(vii)	becoming an employee of the Carnival Corporation, or of any of its subsidiaries, immediately following ceasing Relevant Employment;

“Group” means all Participating Companies and Associated Companies at the relevant time, and “Member of the Group” will be understood accordingly;

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ANNEX E

“HMRC” means Her Majesty’s Revenue & Customs in the UK;

“Holding Period” means:

(i)	in relation to Free Shares or Matching Shares, a period of between 3 and 5 years, beginning with the Award Date, as specified by the Compensation Committee; and

(ii)	in relation to Dividend Shares, a period of 3 years, beginning with the Award Date,

which must be the same for all Free Shares or Matching Shares in the same Award and which may not be increased in respect of Free Shares and Matching Shares already awarded under the Plan;

“Initial Market Value” means the Market Value of a Share on the Award Date;

“ITEPA” means the UK Income Tax (Earnings and Pensions) Act 2003;

“Market Value” means in relation to a Share on any date:

(i)	on any day when Shares are admitted to trading on the London Stock Exchange, the average of the following values on each of the 3 consecutive Business Days prior to that date:

(a)

which is a day when the London Stock Exchange is open, the lower of the 2 prices shown as the closing price for the Shares on that day plus one-half of the difference between those 2 figures, or where only one value is shown as the closing price for the Shares, that closing price; or

(b)	which is a day when the London Stock Exchange is closed, the price determined in accordance with paragraph (i)(a) above for the Shares on the latest previous day on which it was open; or

(ii)	save as mentioned above, its market value as determined in accordance with Part VIII of the UK Taxation of Chargeable Gains Act 1992 and agreed in advance with HMRC,

and if Shares are subject to a Restriction, Market Value will be determined as if the Shares were not subject to a Restriction;

“Matching Shares” means Shares awarded to Participants in accordance with rule 8 (Matching Share Awards) and held by the Trustee upon the terms of the Plan;

“NICs” means UK national insurance contributions;

“Participant” means any individual who has entered into a Partnership Share Agreement or to whom Plan Shares have been awarded or, where the individual has died, the Participant’s personal representatives;

“Participating Company” means the Company and any company which is:

(i)	a Subsidiary of which the Company has Control; and

(ii)	designated by the Compensation Committee (at the relevant time) as a participating company for the purposes of the Plan;

“Partnership Shares” means Shares awarded to Participants in accordance with rule 7 (Partnership Share Awards) and held by the Trustee upon the terms of the Plan;

“Partnership Share Agreement” means an agreement in respect of Partnership Shares and (if relevant) Matching Shares, and in such form as may be agreed by the Company and the Trustee from time to time, which complies with Schedule 2;

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ANNEX E

“Partnership Share Annual Limit” means £1,800, or such other annual limit specified from time to time in paragraphs 46(1) and 46(2) of Schedule 2;

“Partnership Share Minimum Limit” means an amount determined by the Compensation Committee and set out in the Partnership Share Agreement, which will not be more than £10 or, if different, such amount specified from time to time in paragraph 47(2) of Schedule 2;

“Partnership Share Money” means money deducted from a Participant’s Salary in accordance with a Partnership Share Agreement, to be held in accordance with the Plan and used for the acquisition of Partnership Shares;

“PAYE” means pay as you earn;

“Performance Measure” has the meaning given in rule 6.7 (Performance allowances – methods);

“Performance Unit” means an Eligible Employee, the Company, the Group, any Member of the Group or an Eligible Employee’s business unit;

“Plan” means the plan constituted by these rules and the Deed and known as the Carnival plc UK Employee Share Purchase Plan, as amended from time to time;

“Plan Shares” means Shares held by the Trustee on behalf of Participants upon the terms of the Plan comprising Free Shares, Partnership Shares, Matching Shares and/or Dividend Shares and any shares treated as Plan Shares in accordance with paragraphs 87 or 88 of Schedule 2;

“Reconstruction or Takeover” means a transaction or an event affecting any Plan Shares which:

(i)	is an offer for those Plan Shares which, if accepted, would result in a new holding being equated with those Plan Shares for the purposes of capital gains tax;

(ii)

is an offer of a qualifying corporate bond (whether alone or with other assets or cash or both) for those Plan Shares if the offer forms part of a general offer as is mentioned in paragraph 37(5) of Schedule 2;

(iii)	is an offer of cash, with or without other assets, for those Plan Shares if the offer forms part of a general offer as is mentioned in paragraph 37(5) of Schedule 2;

(iv)	would be entered into pursuant to a compromise, arrangement or scheme which meets the requirements in paragraph 37(3) of Schedule 2; or

(v)	is the exercise of a right to sell the Plan Shares in connection with a takeover offer and which arises in accordance with paragraph 37(8) of Schedule 2;

“Relevant Employment” means employment by the Company or any Associated Company;

“Restriction” has the meaning given by paragraph 99(4) of Schedule 2;

“Salary” has the meaning given by paragraph 43(4) of Schedule 2;

“Schedule 2” means Schedule 2 to ITEPA;

“Schedule 2 SIP” means a share incentive plan in relation to which Parts 2 to 9 of Schedule 2 are met;

“Share” means an ordinary share of $1.66 in capital of the Company that meets the requirements of paragraphs 26 to 29 of Schedule 2;

“Subsidiary” means any company which is a subsidiary of the Company within the meaning of section 1159 of the Companies Act;

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ANNEX E

“Taxation” means any tax, NICs and other social security charges (and/or any similar charges), wherever arising, in respect of a Participant’s Award or otherwise arising in connection with a Participant’s participation in the Plan, including the repayment of any Partnership Share Money to a Participant;

“Tax Year” means a UK tax year beginning on 6 April and ending on the following 5 April;

“Termination Period” means a period of 3 months (or such other “notice period” specified in paragraph 90(4) of Schedule 2) commencing on the day on which all the termination notices required under rule 13.5 (Termination of Plan) have been sent out;

“Trust” means the Carnival plc UK Employee Share Purchase Plan Trust, established by the Deed;

“Trust Fund” has the meaning given in the Deed;

“Trustee” means the Original Trustee (as defined in the Deed) and/or any other additional or replacement trustees of the Trust at the relevant time and/or from time to time (as appropriate);

“UK” means the United Kingdom; and

“Unallocated Share” has the meaning given in the Deed.

1.2	Interpretation

In the Plan, the singular includes the plural and the plural includes the singular. References to any enactment or statutory requirement will be understood as references to that enactment or requirement as amended or re-enacted and they include any subordinate legislation made under it. Unless the context requires otherwise, words and expressions used in the Plan will have the meanings given in the ‘SIP Code’, as defined in section 488(3) of ITEPA.

2.	Purpose

The Plan is intended to operate as a Schedule 2 SIP and also as an “employees’ share scheme” as defined in section 1166 of the Companies Act. The Company has established the Plan to provide, in accordance with Schedule 2, benefits to Participants in the form of Shares which give them a continuing stake in the Company. The Plan will not provide benefits to Eligible Employees and/or Participants otherwise than in accordance with Schedule 2.

3.	Eligible Employees

3.1	Eligibility

A person is an Eligible Employee if and to the extent that person:

3.1.1	is a UK resident taxpayer, within the meaning of paragraph 8(2) of Schedule 2;

3.1.2

has continuous employment with a qualifying company (or several qualifying companies in succession), within the meaning given in paragraph 17 of Schedule 2, over such qualifying period as the Compensation Committee may determine in accordance with rule 3.3 (Qualifying period);

3.1.3	is an employee of any Participating Company on the Eligibility Date; and

3.1.4	is not excluded as result of rule 3.2 (Excluded employees).

The Compensation Committee may permit any other employee who satisfies rules 3.1.2 to 3.1.4 to participate in the Plan as an Eligible Employee.

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ANNEX E

3.2	Excluded employees

A person will not be eligible to participate in an Award of Free Shares, Partnership Shares or Matching Shares in a Tax Year if that person is at the same time to participate in an award of shares under another Schedule 2 SIP established by the Company or a Connected Company or would otherwise have participated in accordance with paragraph 18(2) of Schedule 2.

Where a Participant participates in an Award of Free Shares or Partnership Shares in a Tax Year in which the Participant has already participated in an award of shares under one or more other Schedule 2 SIPs established by the Company or a Connected Company, then the Free Share Limit and the Partnership Share Annual Limit apply as if the Plan and the other Schedule 2 SIP were a single plan as required by paragraph 18A of Schedule 2.

3.3	Qualifying period

The Compensation Committee may require satisfaction of a qualifying period in order to be an Eligible Employee. Qualifying periods must not be longer than:

3.3.1	in the case of Free Shares, 18 months ending on the Award Date;

3.3.2	in the case of Partnership Shares and any Matching Shares which relate to them, where no Accumulation Period applies, 18 months ending with the deduction of Partnership Share Money; and

3.3.3	in the case of Partnership Shares and any Matching Shares which relate to them, where an Accumulation Period applies, 6 months ending with the start of the Accumulation Period.

In relation to an Award, the same qualifying period must apply in relation to all Eligible Employees but different qualifying periods may apply to different Awards.

4.	Plan limit

4.1	10 per cent limit

The number of Shares which may be Allocated under the Plan on any day must not exceed 10 per cent of the ordinary share capital of the Company in issue immediately before that day when added to the total number of Shares which have been Allocated in the previous 10 years under the Plan and all other employee share plans operated by the Company.

4.2	Trust

Shares issued to the Trustee in its capacity as trustee of the Trust (or to any trustee of an employee benefit trust (“EBT”) established by a Member of the Group) will be counted for the purposes of the limit in this rule 4 (Plan limit), but such Shares will not be counted again under that limit when they are awarded to a Participant (or to a beneficiary of an EBT) and will continue to be counted with effect from their date of issue to the Trustee (or trustee of an EBT). If Shares originally issued to the Trustee and then awarded to Participants are subsequently forfeited to become part of the Trust Fund again, such Shares will continue to be counted with effect from their date of issue to the Trustee.

4.3	Variation

Where Shares are to be taken into account for the purposes of the limits in this rule 4 (Plan limit) and there has been a variation in the equity share capital of the Company, the number of Shares taken into account for the purposes of the limit will be adjusted as the Compensation Committee considers appropriate to take account of the variation.

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ANNEX E

5.	Invitations

5.1	Share offers

The Compensation Committee may decide from time to time (but prior to the Expiry Date) to issue invitations to Eligible Employees to participate in any one or more of the following Awards:

5.1.1	Free Shares;

5.1.2	Partnership Shares; and

5.1.3	Matching Shares (if Partnership Shares are being awarded).

5.2	Issue of invitations and awards of Shares

The Compensation Committee may only issue invitations to participate in the Plan within 42 days starting on any of the following:

5.2.1	the day on which the Company’s shareholders approve the Plan;

5.2.2	the Dealing Day following the announcement (or, where there is no announcement, publication) of the Company’s results for the last preceding financial year, half year or other period; or

5.2.3	if Dealing Restrictions prohibited the issue of an invitation within any period as mentioned in rules 5.2.1 or 5.2.2 above, the date that all the Dealing Restrictions cease to apply,

or, subject to Dealing Restrictions, any time where the Compensation Committee resolves that exceptional circumstances exist which justify the issue of invitations.

5.3	All Eligible Employees to be invited

On each occasion that the Compensation Committee decides to issue invitations to participate in the Plan, all Eligible Employees must be invited to participate.

5.4	Participation on same terms

Except for any differences caused by the application of rule 6.5 (Determining Free Share Awards), on each occasion that the Compensation Committee decides to issue invitations to participate in the Plan, all Eligible Employees must:

5.4.1	be invited to participate on the same terms; and

5.4.2	for those Eligible Employees who do participate, actually participate on the same terms.

6.	Free Share Awards

6.1	Timing of Awards

No Award of Free Shares may be made on, or after, the Expiry Date.

6.2	Number of Free Shares awarded

Where the Compensation Committee has determined that invitations will be issued to Eligible Employees to participate in an Award of Free Shares, the Compensation Committee may specify that:

6.2.1	each Participant receives a certain number or value of Free Shares, which will be the same for all Participants;

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ANNEX E

6.2.2	the number or value of Free Shares received by each Participant is determined in accordance with rules 6.5 (Determining Free Share Awards) and 6.6 (Free Share entitlements); or

6.2.3	the number or value of Free Shares received by each Participant is determined in accordance with rule 6.7 (Performance allowances – methods).

6.3	Accepting Free Share Awards

An Eligible Employee who wishes to participate in an Award of Free Shares must enter into a Free Share Agreement that will either:

6.3.1

ask the Eligible Employee to agree to the Free Share Award by completing and accepting the Free Share Agreement, in such form (including electronic) as the Compensation Committee determines, by the date specified, which is at least 14 days after the date of issue of the Free Share Agreement, but in any event prior to the relevant Award Date; or

6.3.2

state that the Eligible Employee will be deemed to have agreed to the Free Share Award on the terms of the Free Share Agreement unless the Eligible Employee opts out in the manner and by the date specified, which is at least 25 days after the date of issue of the Free Share Agreement, but in any event prior to the relevant Award Date.

References in the Plan to “entering into” a Free Share Agreement (or words to that effect) will be interpreted accordingly.

6.4	Free Share Agreements

A Free Share Agreement will bind the relevant Participant in contract with the Company:

6.4.1	to permit the Participant’s Free Shares to remain in the hands of the Trustee throughout the applicable Holding Period;

6.4.2	so that the Participant agrees not to assign, charge or otherwise dispose of the Participant’s beneficial interest in those Free Shares during the applicable Holding Period; and

6.4.3	to ensure that any Free Shares ceasing to be subject to the Plan are subject to rule 11 (Withholding).

A Free Share Agreement will also specify any Forfeiture Period that will apply to the Free Shares.

6.5	Determining Free Share Awards

The Compensation Committee may determine that Free Shares will be awarded to Eligible Employees who have entered into a Free Share Agreement using one or more of the following methods:

6.5.1	by reference to the Eligible Employee’s remuneration;

6.5.2	by reference to the Eligible Employee’s length of service; and/or

6.5.3	by reference to the hours worked by the Eligible Employee.

The same method or methods must be used for all Free Shares awarded to Eligible Employees on the same Award Date.

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ANNEX E

6.6	Free Share entitlements

Where Free Shares are awarded by reference to more than 1 of the methods set out in rules 6.5.1 to 6.5.3:

6.6.1	each method must give rise to a separate entitlement to Free Shares related to the level of remuneration, length of service or the number of hours worked (as the case may be); and

6.6.2	the total entitlement to Free Shares will be the sum of those separate entitlements.

6.7	Performance allowances – methods

The Compensation Committee may determine that Free Shares will be awarded to Eligible Employees who have entered into a Free Share Agreement by reference to a formula relating to the performance of a Performance Unit, to be determined by the Compensation Committee (a “Performance Measure”). If this is the case, rule 6.7.1 or rule 6.7.2 will apply so that either:

6.7.1	method 1 applies, which means:

(i)

at least 20% of the Free Shares must be awarded without reference to a Performance Measure but consistent with rules 5.4 (Participation on same terms), 6.5 (Determining Free Share Awards) and 6.6 (Free Share entitlements);

(ii)	the remaining Free Shares must be awarded by reference to a Performance Measure; and

(iii)	the highest number of Free Shares within rule 6.7.1(ii) awarded to a Participant must not be more than 4 times the highest number of Shares within rule 6.7.1(i) awarded to a Participant; or

6.7.2	method 2 applies, which means:

(i)	some or all of the Free Shares must be awarded by reference to a Performance Measure;

(ii)

the same terms must apply to all members of the Performance Unit and must be awarded consistent with rules 5.4 (Participation on same terms), 6.5 (Determining Free Share Awards) and 6.6 (Free Share entitlements); and

(iii)

whilst there is no requirement for Free Shares to be awarded to members of different Performance Units on the same terms, the performance targets (against which satisfaction of the Performance Measures are determined) must be comparable in terms of the likelihood of being met by the Performance Units.

6.8	Performance allowances – application

Where Rule 6.7 (Performance allowances – methods) applies:

6.8.1	the same method (either method 1 or method 2) will be used for all Eligible Employees who take part in that Award;

6.8.2

the Performance Measures will be determined by reference to such fair and objective criteria relating to business results or other objective criteria and over such period as the Compensation Committee will determine;

6.8.3	the performance targets (against which satisfaction of the Performance Measures are determined) must be set for Performance Units of 1 or more Eligible Employees;

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ANNEX E

6.8.4	an Eligible Employee must not be a member of more than 1 Performance Unit for these purposes;

6.8.5

the Company must notify every Eligible Employee who participates in a Free Share Award of the Performance Measures and performance targets to be used to determine the number or value of Free Shares that will apply to that Eligible Employee;

6.8.6

the Company must also notify every Eligible Employee to whom an offer of Free Shares is made in general terms of the Performance Measures to be used to determine the number or value of Free Shares. The Company does not have to disclose information it reasonably considers would prejudice commercial confidentiality; and

6.8.7	the Company must give the notifications referred to in rules 6.8.5 and 6.8.6 as soon as reasonably practicable.

6.9	Rounding of Free Share Awards

Where the application of rules 6.2 and 6.5 – 6.8 would give rise to an Award consisting of a fraction of a Share, the number of Share subject to that Award will be rounded down to the next whole Share.

6.10	Free Share Limit

The total Initial Market Value of all Free Shares awarded to a Participant in any Tax Year will not exceed the Free Share Limit.

6.11	Award of Free Shares

Free Shares will be awarded by issuing new Shares, transferring Shares out of treasury, purchasing Shares on the market or allocating Unallocated Shares.

6.12	Withdrawal of Free Shares

A Participant may direct the Trustee to withdraw the Participant’s Free Shares from the Plan at any time on or after the later of the expiry of the Holding Period and the expiry of any Forfeiture Period, subject to the terms of the Free Share Agreement. The Trustee will then withdraw the Free Shares from the Plan as soon as practicable in accordance with the Participant’s instructions.

If a Participant withdraws Free Shares during any Forfeiture Period, the Participant will forfeit such Free Shares.

6.13	Ceasing Relevant Employment (Free Shares)

If a Participant ceases Relevant Employment, the Holding Period in respect of the Participant’s Free Shares will cease to apply, the Participant’s Free Shares will cease to be subject to the Plan and, as soon as practicable, those Free Shares will be dealt with in accordance with the Participant’s instructions.

However, if a Participant ceases Relevant Employment before the end of any applicable Forfeiture Period, other than for a Good Leaver Reason, the Participant’s Free Shares will be forfeited and the Participant will have no further entitlement to them.

Furthermore, if a Participant ceases Relevant Employment at any time for Cause, the Participant’s Free Shares will be forfeited and the Participant will have no further entitlement to them.

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ANNEX E

7.	Partnership Share Awards

7.1	Timing of Awards

No Award of Partnership Shares may be made on, or after, the Expiry Date.

7.2	Terms of Partnership Share Agreements

If the Compensation Committee decides to offer Partnership Shares, a Partnership Share Agreement will be issued to each Eligible Employee which will:

7.2.1	specify the start date and length of the Accumulation Period, if any;

7.2.2	specify the amount of Partnership Share Money to be deducted;

7.2.3	specify the intervals at which Partnership Share Money will be deducted;

7.2.4	include a notice containing prescribed information as to the possible effect of deductions on certain benefits, as required by paragraph 48 of Schedule 2;

7.2.5

if an Accumulation Period will apply, specify the basis for calculating the number of Shares to be awarded to each Participant in accordance with rule 7.8.4 and, if relevant, specify that the Accumulation Period will come to an end on the occurrence of a specified event; and

7.2.6

include an undertaking by the Company to notify the Eligible Employee of any restriction on the number of Shares to be included in an offer in accordance with rule 7.4 (Maximum Partnership Share offers).

7.3	Effect of Partnership Share Agreements

A Partnership Share Agreement will bind the relevant Participant in contract with the Company:

7.3.1	so that the Participant’s employer is permitted to deduct from the Eligible Employee’s Salary:

(i)	not less than the Partnership Share Minimum Limit on any occasion; and

(ii)	not more than the Partnership Share Annual Limit in any Tax Year,

for the purpose of acquiring Partnership Shares;

7.3.2	so that the Company undertakes to arrange for Partnership Shares to be awarded and for them to be held in accordance with the Plan; and

7.3.3	to ensure that any Partnership Shares ceasing to be subject to the Plan are subject to rule 11 (Withholding).

7.4	Maximum Partnership Share offers

The Compensation Committee may specify the maximum number of Shares to be included in an offer of Partnership Shares, in which case it will notify all relevant Eligible Employees:

7.4.1	if there is no Accumulation Period, before the first deduction of the Partnership Share Money relating to the offer, and

7.4.2	if there is an Accumulation Period, before the beginning of that Accumulation Period.

7.5	Regular offers

The Compensation Committee will determine whether Partnership Shares are to be offered at regular intervals or on a one-off basis (or both at regular intervals and on a one-off basis). The Compensation Committee may offer Partnership Shares on 1 or more occasions in any year, whether at regular intervals or not.

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ANNEX E

7.6	Compensation Committee to determine whether an Accumulation Period is to apply

The Compensation Committee will determine whether an Accumulation Period will apply and, if so, its start date, length and whether the Accumulation Period will terminate on the occurrence of a specified event.

If an Accumulation Period applies:

7.6.1	it must not exceed 12 months;

7.6.2	the beginning of the first Accumulation Period must not be later than the date of the first deduction of Partnership Share Money; and

7.6.3	it must be the same for all Eligible Employees in the same Award.

7.7	Acquisitions where there is no Accumulation Period

If no Accumulation Period applies:

7.7.1	all Partnership Share Money deducted in accordance with the Partnership Share Agreement will be transferred to the Trustee as soon as practicable;

7.7.2	the Trustee will then hold the Partnership Share Money on behalf of the Participant until such time as it is applied by the Trustee to acquire Partnership Shares on behalf of the Participant;

7.7.3	within 30 days after the last date on which the Partnership Share Money was deducted from a Participant’s Salary, the Trustee will use it to Award Partnership Shares;

7.7.4	the number of Partnership Shares to be awarded to each Participant will be determined in accordance with the Initial Market Value; and

7.7.5

any Partnership Share Money remaining in the Trustee’s hands after Partnership Shares have been awarded will be paid to each Participant as soon as practicable unless the Participant agrees that the remaining Partnership Share Money may be retained by the Trustee and added to the next amount of Partnership Share Money deducted from the relevant Participant’s Salary.

7.8	Acquisitions where there is an Accumulation Period

If an Accumulation Period applies:

7.8.1	all Partnership Share Money deducted in accordance with the Partnership Share Agreement during the Accumulation Period will be transferred to the Trustee as soon as practicable;

7.8.2	the Trustee will then hold the Partnership Share Money on behalf of the Participant until such time as it is applied by the Trustee to Award Partnership Shares;

7.8.3	within 30 days after the end of the Accumulation Period, the Trustee will use the Partnership Share Money to Award Partnership Shares;

7.8.4	the number of Partnership Shares to be awarded to each Participant will be determined by reference to whichever of the following is specified in the Partnership Share Agreement:

(i)	the Market Value on the first day of the Accumulation Period;

(ii)	the Initial Market Value; or

(iii)	the lower of rules 7.8.4(i) and 7.8.4(ii); and

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ANNEX E

7.8.5

any Partnership Share Money remaining in the Trustee’s hands after Partnership Shares have been awarded will be paid to each Participant as soon as practicable unless the Participant agrees that the remaining Partnership Share Money may be retained by the Trustee and carried forward to the next Accumulation Period.

7.9	Award of Partnership Shares

Partnership Shares will be awarded by issuing new Shares, transferring Shares out of treasury, purchasing Shares on the market or allocating Unallocated Shares.

7.10	Holding and application of Partnership Share Money

Partnership Share Money must be held by the Trustee in an account with a deposit taker that satisfies the requirements of paragraphs 49(3)(a) to (c) of Schedule 2 until it is either:

7.10.1	used by the Trustee to Award Partnership Shares; or

7.10.2	repaid to the Participant under any other rule of the Plan.

7.11	Treatment of excess deductions

Any amount deducted in excess of that specified in the Partnership Share Agreement will be paid to the Participant as soon as practicable.

7.12	Scaling back

If the Company receives applications for Partnership Shares exceeding the maximum specified in accordance with rule 7.4 (Maximum Partnership Share offers), or it becomes clear once all deductions of Partnership Share Money have been made that the maximum will be exceeded, then the following steps will be taken in sequence until the excess is eliminated:

7.12.1	the excess of each Participant’s deduction over the Partnership Share Minimum Limit will be reduced pro rata;

7.12.2	each deduction will be reduced to the Partnership Share Minimum Limit; and

7.12.3	applications will be selected by lot, on the basis that each deduction is of the Partnership Share Minimum Limit.

Each application will be deemed to be modified or withdrawn in accordance with these provisions, and each Eligible Employee who has applied for Partnership Shares will be notified of the change.

7.13	Transaction during an Accumulation Period

If, during an Accumulation Period, a transaction occurs in relation to any of the Partnership Shares (the “Original Holding”) to be awarded under a Partnership Share Agreement which results in a new holding of shares being equated with the Original Holding for the purposes of capital gains tax, the Participant may agree that the Partnership Share Agreement is to have effect after the time of the transaction as if it were an agreement for the purchase of shares in the new holding.

7.14	Stopping and restarting deductions

A Participant:

7.14.1

may give notice to the Company to stop deductions of Partnership Share Money at any time. Unless a later date is specified in the notice, the Company must ensure that no further deductions are made within 30 days after it receives the notice;

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ANNEX E

7.14.2

who has stopped deductions of Partnership Share Money may subsequently give notice to the Company to restart deductions under the Participant’s Partnership Share Agreement. Unless a later date is specified in the notice, the Company must ensure that deductions are restarted no later than the date of the first deduction due under the Partnership Share Agreement that falls more than 30 days after the Company receives the notice;

7.14.3	who restarts deductions may not make up any deductions that have been missed while the deductions were stopped; and

7.14.4	may not restart deductions more than once during any Accumulation Period.

7.15	Varying deductions

A Partnership Share Agreement may include provisions allowing the Participant to vary deductions from the Participant’s Salary subject to the limits set out in the Plan and the Partnership Share Agreement.

7.16	No forfeiture

Partnership Shares cannot be forfeited.

7.17	Withdrawal from Partnership Share Agreement

A Participant may withdraw from a Partnership Share Agreement at any time by notice to the Company. Unless a later date is specified in the notice, it will take effect 30 days after the Company receives it.

Any Partnership Share Money held on behalf of a Participant at the time of withdrawal from the Partnership Share Agreement will be repaid to the Participant as soon as practicable.

7.18	Right to withdraw Partnership Shares

A Participant may direct the Trustee to withdraw that Participant’s Partnership Shares from the Plan at any time, in accordance with the Partnership Share Agreement, but this may result in the Participant forfeiting some or all of the corresponding Matching Shares in accordance with rule 8.6 (Forfeiture on withdrawal of related Partnership Shares).

The Trustee will then withdraw the Partnership Shares from the Plan as soon as practicable in accordance with the Participant’s instructions.

7.19	Ceasing Relevant Employment (Partnership Shares)

If a Participant ceases Relevant Employment:

7.19.1	the Participant’s Partnership Shares will cease to be subject to the Plan;

7.19.2	as soon as practicable, the Partnership Shares will be dealt with in accordance with the Participant’s instructions; and

7.19.3	any Partnership Share Money will be transferred to the Participant as soon as practicable after such cessation, including where the cessation occurs during an Accumulation Period.

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ANNEX E

7.20	Time of ceasing employment

If a Participant ceases Relevant Employment at any time during the acquisition period, the Participant will be treated as ceasing Relevant Employment (for the purposes of the Plan) immediately following the Partnership Shares being awarded following the end of the acquisition period and the Plan will be interpreted accordingly. For these purposes, “acquisition period” in relation to an Award of Partnership Shares means:

7.20.1	where there was no Accumulation Period, the period beginning with the deduction of the Partnership Share Money and ending with the Award Date; and

7.20.2	where there was an Accumulation Period, the period beginning with the end of the Accumulation Period and ending immediately before the Award Date.

8.	Matching Share Awards

8.1	Matching Shares

Matching Shares must be:

8.1.1	of the same class and carry the same rights as the Partnership Shares to which they relate;

8.1.2	awarded on the same day as the Partnership Shares to which they relate; and

8.1.3	awarded to all Eligible Employees participating in the Matching Shares Award on exactly the same basis.

8.2	Terms of Partnership Share Agreement

If the Compensation Committee decides to Award Matching Shares to Eligible Employees who enter into a Partnership Share Agreement, the Partnership Share Agreement issued to each Eligible Employee will contain information about the number of Matching Shares that will be awarded for each Partnership Share (being not more than 2 Matching Shares for every Partnership Share or not more than such other ratio as may be permitted by paragraph 60(2) of Schedule 2 from time to time).

The Partnership Share Agreement will bind the relevant Participant in contract with the Company:

8.2.1	to permit the Participant’s Matching Shares to remain in the hands of the Trustee throughout the applicable Holding Period;

8.2.2	so that the Participant agrees not to assign, charge or otherwise dispose of the Participant’s beneficial interest in those Matching Shares during the applicable Holding Period; and

8.2.3	to ensure that any Matching Shares ceasing to be subject to the Plan are subject to rule 11 (Withholding).

The Partnership Share Agreement will also specify the Forfeiture Period that will apply to the Matching Shares.

8.3	Matching ratio

The Compensation Committee, in its absolute discretion, may alter the ratio of Matching Shares to Partnership Shares at any time. However, the Company must give notice of any such change to all affected Eligible Employees as soon as possible (and in any event before an Award of Partnership Shares is made under the varied terms).

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8.4	Award of Matching Shares

Matching Shares will be awarded by issuing new Shares, transferring Shares out of treasury, purchasing Shares on the market or allocating Unallocated Shares.

8.5	Withdrawal of Matching Shares

A Participant may direct the Trustee to withdraw the Participant’s Matching Shares from the Plan at any time on or after the later of the expiry of the Holding Period that applies to them and the expiry of the Forfeiture Period, subject to the terms of the Partnership Share Agreement. The Trustee will withdraw the relevant Matching Shares as soon as practicable in accordance with the Participant’s instructions.

If a Participant withdraws Matching Shares during the Forfeiture Period, the Participant will forfeit such Matching Shares.

8.6	Forfeiture on withdrawal of related Partnership Shares

If a Participant withdraws the Partnership Shares from the Plan before the end of the Forfeiture Period which applies to the corresponding Matching Shares, the Participant will immediately forfeit the corresponding Matching Shares and the Participant will have no further entitlement to them.

8.7	Ceasing Relevant Employment (Matching Shares)

If a Participant ceases Relevant Employment, the Holding Period in respect of the Participant’s Matching Shares will cease to apply, the Participant’s Matching Shares will cease to be subject to the Plan and, as soon as practicable, those Matching Shares will be dealt with in accordance with the Participant’s instructions.

However, if a Participant ceases Relevant Employment before the end of the applicable Forfeiture Period, other than for a Good Leaver Reason, the Participant’s Matching Shares will be forfeited and the Participant will have no further entitlement to them.

Furthermore, if a Participant ceases Relevant Employment at any time for Cause, the Participant’s Matching Shares will be forfeited and the Participant will have no further entitlement to them.

9.	Dividend Share Awards

9.1	Reinvestment of dividends

The Compensation Committee may at any time direct the Trustee to use some or all of the cash dividends paid in respect of Plan Shares to Award Dividend Shares on behalf of:

9.1.1	all Participants; or

9.1.2	those Participants who have been invited to, and elected to, reinvest their dividends.

The Compensation Committee may at any time revoke or amend this direction.

Any direction given or amended under this rule 9.1 (Reinvestment of dividends) must set out the amount of cash dividends to be applied by the Trustee in awarding Dividend Shares, or how that amount is to be determined.

9.2	Cash dividends

Any cash dividends in respect of Plan Shares that are not being reinvested in Dividend Shares will be paid to the Participant as soon as practicable.

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9.3	Dividend Shares

Where dividends are to be re-invested in Dividend Shares the Trustee will, within 30 days of receipt of the dividends, use them to Award Dividend Shares and, in doing so, must treat Participants fairly and equally.

Dividend Shares must be shares in the same company, of the same class and carry the same rights as the Plan Shares in respect of which the dividend is paid.

9.4	Number of Dividend Shares

The number of Dividend Shares to be acquired on behalf of each Participant will be determined in accordance with the Initial Market Value.

9.5	Terms for agreements

Where dividends are to be re-invested in Dividend Shares, the Free Share Agreement and/or Partnership Share Agreement, as appropriate, will bind the relevant Participant in contract with the Company:

9.5.1	to permit the Participant’s Dividend Shares to remain in the hands of the Trustee throughout the applicable Holding Period;

9.5.2	so that the Participant agrees not to assign, charge or otherwise dispose of the Participant’s beneficial interest in those Dividend Shares during the applicable Holding Period; and

9.5.3

so that any amount of dividend remaining in the Trustee’s hands after Dividend Shares have been awarded will be paid to each Participant as soon as practicable unless the Participant agrees that the remaining amount of dividend may be retained by the Trustee, held on such basis as to be separately identifiable, and added to the next dividends paid in respect of the Participant’s Plan Shares.

9.6	No forfeiture

Dividend Shares cannot be forfeited.

9.7	Award of Dividend Shares

Dividend Shares will be awarded by issuing new Shares, transferring Shares out of treasury, purchasing Shares on the market or allocating Unallocated Shares.

9.8	Withdrawal of Dividend Shares

A Participant may direct the Trustee to withdraw the Participant’s Dividend Shares from the Plan at any time on or after the expiry of the Holding Period, subject to the terms of the relevant Free Share Agreement and/or Partnership Share Agreement, as appropriate. The Trustee will then withdraw the Dividend Shares from the Plan as soon as practicable in accordance with the Participant’s instructions.

9.9	Ceasing Relevant Employment (Dividend Shares)

If a Participant ceases Relevant Employment:

9.9.1	the Holding Period in respect of the Participant’s Dividend Shares will cease to apply;

9.9.2	the Participant’s Dividend Shares will cease to be subject to the Plan;

9.9.3	as soon as practicable, the Dividend Shares will be dealt with in accordance with the Participant’s instructions; and

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9.9.4	any dividend amounts carried forward will be transferred to the Participant as soon as practicable after such cessation.

10.	Corporate events

A Participant may, during any applicable Holding Period, direct the Trustee to accept a Reconstruction or Takeover.

11.	Withholding

Any Member of the Group or former or existing employing company or the Trustee may withhold such amounts and make such arrangements as it considers necessary or desirable to meet any liability to pay or account for Taxation. These arrangements may include deductions from any cash payment owed to the Participant and/or the sale of the Participant’s Plan Shares and the retention of all or part of the sale proceeds to meet such liability.

12.	General

12.1	Award of Shares

Free Shares, Partnership Shares, Matching Shares and Dividend Shares will be awarded by issuing new Shares, transferring Shares out of treasury, purchasing Shares in the market, or allocating Unallocated Shares.

12.2	Stamp duty

Any stamp duty or other expenses involved in any transfer of Shares by the Trustee will be payable:

12.2.1	where it arises in connection with an Award of Plan Shares into the name of the Participant, by the Trustee (and reimbursed by the Company); and

12.2.2	in any other case, by the Participant concerned or the purchaser from the Participant concerned.

12.3	Dealing Restrictions

Each person will have regard to Dealing Restrictions when operating, interpreting, administering, participating in and/or taking any other action in relation to the Plan.

12.4	Terms of employment

For the purposes of this rule 12.4 (Terms of employment), “Employee” means any employee or executive director (existing or former) of a Member of the Group (existing or former).

This rule 12.4 (Terms of employment) applies during an Employee’s employment and after the termination of an Employee’s employment, whether or not the termination is lawful.

Nothing in the provisions, or the operation, of the Plan forms part of the contract of employment of an Employee. The rights and obligations arising from the employment relationship between the Employee and the relevant Member of the Group are separate from, and are not affected by, the Plan. Participation in the Plan does not create any right to, or expectation of, continued employment.

Participation in the Plan or the grant of Awards on a particular basis in any year does not create any right to or expectation of participation in the Plan or the grant of Awards on the same basis, or at all, in any future year.

The terms of the Plan do not entitle the Employee to the exercise of any discretion in the Employee’s favour.

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The Employee will have no claim or right of action in respect of any decision, omission or discretion, which may operate to the disadvantage of the Employee even if it is unreasonable, irrational or might otherwise be regarded as being perverse or in breach of the duty of trust and confidence (and/or any other implied duty), for example between the Employee and the relevant Member of the Group.

No Employee has any right to compensation or damages for any loss (actual or potential) in relation to the Plan, including any loss in relation to:

12.4.1	any loss or reduction of rights or expectations under the Plan in any circumstances (including lawful or unlawful termination of employment);

12.4.2	any exercise of a discretion or a decision taken in relation to an Award or to the Plan, or any failure to exercise a discretion or take a decision; or

12.4.3	the operation, suspension, termination or amendment of the Plan.

By participating in the Plan, an Employee waives all rights which might otherwise arise under the Plan, other than the right to acquire Shares subject to and in accordance with the express terms of the Plan, in consideration for, and as a condition of, the grant of an Award.

12.5	Not pensionable

None of the benefits received under the Plan are pensionable.

12.6	Data protection

Awards will be subject to:

12.6.1	any data protection policies applicable to any relevant Member of the Group; and

12.6.2	any applicable privacy notices.

12.7	Consents and filings

All allotments, issues and transfers of Shares or cash payments will be subject to the Company’s articles of association and any necessary consents or filings required in any relevant jurisdiction. The Participant will be responsible for complying with any requirements needed in order to obtain, or to avoid the necessity for, any such consents or filings.

12.8	Notices

Any notice or other communication required under the Plan will be given in writing, which may include electronic means.

Any notice or other communication to be given to an Eligible Employee or Participant may be delivered by electronic means (including by email, through the Group’s, or a Member of the Group’s, intranet or a share plan portal), personally delivered or sent by ordinary post to such address as the Compensation Committee reasonably considers appropriate.

Any notice or other communication to be given to the Company or its agents may be delivered or sent to its registered office or such other place and by such means as the Compensation Committee or the Company’s agents may specify and notify to Eligible Employees and/or Participants, as relevant.

Notices or other communications:

12.8.1

sent electronically will be deemed to have been received immediately (if sent during usual business hours) or at the opening of business on the next Business Day (if sent outside usual business hours);

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12.8.2

that are personally delivered will be deemed to have been received when left at the relevant address (if left during usual business hours) or at the opening of business on the next Business Day (if left outside usual business hours); and

12.8.3	sent by post will be deemed to have been received 24 hours after posting to a UK address or 3 days after posting to an address outside the UK,

unless there is evidence to the contrary.

All notices or communications to be given to Eligible Employees or Participants are given and sent at the risk of the addressee. No Member of the Group has any liability in respect of any notice or communication given or sent, nor need they be concerned to see that the addressee actually receives it.

12.9	Third party rights

Except as otherwise expressly stated to the contrary, nothing in the Plan confers any benefit, right or expectation on any persons other than an Eligible Employee, Participant, the Trustee or Member of the Group. No such third party has any rights under the UK Contracts (Rights of Third Parties) Act 1999 (or any similar legislation in another jurisdiction), to enforce any rule of the Plan.

12.10	Administration

The Plan will be administered by the Compensation Committee, which has authority to make such rules and regulations for the administration of the Plan as it considers necessary or desirable. The Compensation Committee may delegate all or any of its rights and powers under the Plan.

All decisions of the Compensation Committee in connection with the Plan and its interpretation and the terms of any Awards (including in any dispute) will be final and conclusive. The Compensation Committee will decide any question or dispute as to the interpretation of the Plan, any rules, regulations or procedures relating to the Plan and/or in relation to an Award or any other matter relating to the Plan. The Compensation Committee will decide whether and how to exercise any discretion under the Plan.

This Plan will be interpreted so as to be consistent with Schedule 2.

12.11	Shareholder rights

Participants will only be entitled to rights attaching to Shares by reference to a record date on or after the Award Date.

12.12	Listing

If, and for as long as the Shares are listed on the London Stock Exchange (or, if the Compensation Committee determines, any other stock exchange on which the Shares are traded), the Company will apply as soon as practicable for the listing and admission to trading on such exchange of any Shares issued in connection with the Plan.

12.13	Bankruptcy

A Participant’s Award will lapse if the Participant becomes bankrupt or enters into a compromise (or any overseas equivalent) with the Participant’s creditors generally, other than where the compromise (or overseas equivalent) is entered into by the Participant voluntarily and at the Participant’s complete discretion.

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12.14	Not transferable

A Participant’s Award will lapse if the Participant transfers, assigns, charges or otherwise disposes of the Award or any of the rights in respect of it, whether voluntarily or involuntarily (other than to that Participant’s personal representatives on death).

12.15	Currency conversions

Any conversion of money into different currencies (whether notional or actual) will be done at a time and rate of exchange that the Compensation Committee determines.

No Member of the Group will be liable for any loss due to movements in currency exchange rates or conversion or money transfer charges.

12.16	No liability for delay

No Member of the Group will be liable for any loss arising from any delay in giving effect to any notice or communication received from an Employee or Participant or in procuring a sale, allotment or transfer of any Shares.

12.17	Language

Where there is any conflict between the terms of the English version of the Plan, the Awards and/or any ancillary documents and a version in any other language, the English language version will prevail.

13.	Changing the Plan and termination

13.1	General power to alter rules

The Compensation Committee may change the Plan in any way at any time with the agreement of the Trustee. Any changes to the Deed must be effected by a deed.

No change to the Plan will be effective if, as a result, the Plan would:

13.1.1	cease to be an employees’ share scheme as defined in section 1166 of the Companies Act;

13.1.2	infringe the rule against perpetuities;

13.1.3	enlarge the obligations or restrict the rights of any Participant in respect of Plan Shares; and/or

13.1.4	no longer be a Schedule 2 SIP (unless the Compensation Committee determines otherwise).

13.2	Participant consent

If a proposed change would be to the material disadvantage of 1 or more Participants in respect of existing rights under the Plan, then the Compensation Committee must obtain the written consent of the affected Participant(s).

13.3	Participant consent – minor changes exception

The Compensation Committee need not obtain Participant consent for any minor changes which are to:

13.3.1	benefit the administration of the Plan;

13.3.2	comply with or take account of a change in legislation; and/or

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13.3.3	obtain or maintain favourable tax, exchange control or regulatory treatment of any Member of the Group or any present or future Participant.

13.4	Participant consent – majority consent exception

The Compensation Committee need not obtain the consent of a Participant if:

13.4.1	the Compensation Committee invites each disadvantaged Participant to indicate whether or not they approve the change; and

13.4.2	the majority of the Participants (by a simple majority) who were invited and who make an indication approve the change.

13.5	Shareholder approval

The Company will obtain prior approval of shareholders by ordinary resolution for any change to the Plan which is to the advantage of present or future Participants and which relates to any of the following:

13.5.1	the persons who may receive Shares or cash under the Plan;

13.5.2	the total number or amount of Shares or cash which may be delivered or paid under the Plan;

13.5.3	the maximum entitlement for any Participant;

13.5.4	the basis for determining a Participant’s entitlement to, and the terms of, Shares or cash provided under the Plan and the rights of a Participant in the event of a variation made due to

(i)	a variation in the equity share capital of the Company, including a capitalisation or rights issue, open offer, sub-division, consolidation or reduction of share capital;

(ii)	a demerger (in whatever form);

(iii)	a special dividend or distribution; or

(iv)	any other transaction which the Compensation Committee determines will materially affect the value of the Shares; and

13.5.5	this rule 13.5 (Shareholder approval).

13.6	Shareholder approval – exceptions

The Compensation Committee need not obtain shareholder approval for any minor changes to the Plan which are to:

13.6.1	benefit the administration of the Plan;

13.6.2	comply with or take account of a change in legislation; and/or

13.6.3	obtain or maintain favourable tax, exchange control or regulatory treatment of any Member of the Group or any present or future Participant.

13.7	Termination of the Plan

The Board may (and will, in the event of the Company’s insolvency) terminate the Plan at any time. Termination will not affect existing rights under the Plan.

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In the event of the termination of the Plan by resolution of the Board, the Board will ensure that a termination notice is sent in respect of the Plan without delay to:

13.7.1	the Trustee;

13.7.2	each Participant who has Plan Shares; and

13.7.3	each individual who has entered into a Partnership Share Agreement that was in force immediately before the termination notice was issued.

13.8	Termination Period

Once the Company has issued a Plan termination notice under rule 13.5 (Termination of Plan):

13.8.1	no further Shares will be awarded;

13.8.2

the Trustee must remove each Participant’s Plan Shares from the Plan as soon as practicable after the end of the Termination Period or, if later, the first date on which that Participant’s Plan Shares may be removed from the Plan without income tax liabilities arising for the Participant under sections 501 to 507 of ITEPA, by either:

(i)	transferring the Participant’s Plan Shares to the Participant, or in accordance with the Participant’s instructions; or

(ii)	disposing of such Shares and accounting (or holding itself ready to account) for the proceeds to the Participant, or in accordance with the Participant’s instructions;

13.8.3	the Trustee may remove a Participant’s Plan Shares from the Plan at an earlier date than that specified under rule 13.8.2 with the Participant’s consent; and

13.8.4	the Trustee must, as soon as practicable, ensure that any Partnership Share Money, cash dividend amount being carried forward or other money held on behalf of a Participant is paid to the Participant.

13.9	HMRC notice of termination

Where HMRC issues a notice under paragraphs 81H or 81I of Schedule 2 that the Plan is not a Schedule 2 SIP, any Partnership Share Money, and any dividends paid on Plan Shares, held on behalf of a Participant, must be paid over to the Participant. This payment must be made as soon as practicable after the relevant day, within the meaning given in paragraph 56 of Schedule 2.

13.10	Notice of change

The Compensation Committee will give written notice of changes to Participants whose Awards are materially affected.

14.	Severance of rules

If any provision of the Plan is held to be invalid, illegal or unenforceable for any reason by any court with jurisdiction then, for the purposes of that jurisdiction only:

14.1.1	such provision will be deleted; and

14.1.2	the remaining provisions will continue in full force and effect,

unless the Compensation Committee determines otherwise.

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15.	International variations

The Board may establish plans or schedules based on the Plan, but modified to take account of any local tax, exchange control or securities laws in other jurisdictions, provided that any Awards made under such plans or schedules are subject to the limits set out in rule 4 (Plan limits).

16.	Governing law and jurisdiction

The laws of England and Wales govern the Plan and all Awards. The courts of England and Wales have exclusive jurisdiction in respect of any disputes arising in connection with the Plan or any Award.

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CARNIVAL PLC UK EMPLOYEE SHARE PURCHASE PLAN TRUST

THIS DEED is made on [date]

BETWEEN

(1)	Carnival plc, incorporated in England and Wales with registered number 04039524, whose registered office is at Carnival House, 100 Harbour Parade, Southampton, Hampshire SO15 1ST (the “Company”); and

(2)	[Insert name of Original Trustee], incorporated in [insert where incorporated] with registered number [insert number], whose registered office is at [insert address], (the “Original Trustee”).

BACKGROUND

(A)	The Company has decided to establish a trust, to be constituted as an employees’ share scheme under section 1166 of the Companies Act, on the terms of this Deed.

(B)	The Trust created by this Deed is intended to facilitate the acquisition and holding of Shares under the Plan and to comply with the requirements of Schedule 2.

(C)	The Original Trustee has agreed to act as the first trustee of the Trust on the terms of this Deed.

THIS DEED PROVIDES as follows:

1.	Meaning of words used

1.1	General

In this Deed:

“Property” means any property, including any chose in action and any interest in real or personal property;

“Trust Fund” will comprise of:

(i)	The sum of £100 (referred to in clause 2.1 (Payments to the Trust);

(i)	Property added to it at any time through accumulation of income, capital accretion, payment, transfer, gift, loan or otherwise; and

(ii)	all money, investments and other Property representing, or derived from (i) and (ii) above;

“Trustee Act” means the UK Trustee Act 1925; and

“Unallocated Shares” means the Shares that constitute the Trust Fund.

1.2	Interpretation

In this Deed, the singular includes the plural and the plural includes the singular. References to any enactment or statutory requirement will be understood as references to that enactment or requirement as amended or re-enacted and they include any subordinate legislation made under it.

Words and expressions not defined in this Deed have the meaning given in the rules of the Carnival plc UK Employee Share Purchase Plan, unless the context requires otherwise.

References to a “clause” mean a clause of this Deed and “rules” mean the rules of the Plan.

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2.	Declaration of Trust

2.1	Payments to the Trust

The Company has paid £100 to the Original Trustee to be held on the terms of this Deed. The Company (or any other Participating Company with the consent of the Company) may contribute to the Trust Fund whether as a gift, loan or otherwise.

2.2	Object of the Trust

The Trustee will hold the Trust Fund upon trust for the benefit of Eligible Employees in accordance with the Plan.

3.	Achieving the object of the Trust

3.1	Trustee obligations

The Trustee agrees to comply with its obligations under the Plan and Schedule 2.

3.2	Holding Plan Shares

The Trustee will deal with all Plan Shares in accordance with the Plan.

3.3	Participants’ directions

The Trustee will dispose of a Participant’s Plan Shares and deal with any rights conferred in respect of any of a Participant’s Plan Shares, to be allotted other shares, securities or rights, only in accordance with directions given by or on behalf of the Participant.

3.4	Receipt of money or money’s worth

If the Trustee receives any money or money’s worth in respect of a Participant’s Plan Shares, the Trustee will pay such amount over to the Participant as soon as practicable:

3.4.1	unless it consists of shares which satisfy the requirements of paragraph 87(7) of Schedule 2;

3.4.2	unless paragraphs 62 to 69 of Schedule 2 require otherwise;

3.4.3	subject to the Trustee’s obligations under sections 510 – 514 of ITEPA; and

3.4.4	subject to any withholding.

3.5	Power to sell Shares to pay income tax and NICs

If a liability to Taxation arises in relation to a Participant’s Plan Shares for which the Trustee is liable to account through PAYE, the Trustee may meet the obligation:

3.5.1	by disposing of any of those Shares;

3.5.2	if there are any remaining Plan Shares belonging to that Participant, by disposing of any of those Shares; or

3.5.3	by the Participant paying to the Trustee a sum equal to the amount required to discharge the obligation.

Such disposal may include the Trustee acquiring the relevant Plan Shares as Unallocated Shares for the purposes of the Plan.

3.6	Acquisition of Shares

The Trustee may apply the Trust Fund for the acquisition of Shares to be held as Unallocated Shares on the terms of this Deed provided that the Trustee has not received a termination notice in respect of the Plan.

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3.7	Unallocated cash receipts and income

The Trustee will hold:

3.7.1	the net proceeds of any sale of Unallocated Shares;

3.7.2	any income from such sale; and

3.7.3	any Capital Receipt of less than £5 otherwise distributable to a particular Participant,

in all cases, upon trust to apply the same in or towards any reasonable expenses of administering and operating the Plan (including any provision for Taxation for which the Trustee is liable) and the Trustee will notify the Company on request of the amounts so held by it. The Trustee will not be under any duty to invest any monies of which it holds under this clause 3.7 (Unallocated cash receipts and income).

3.8	Source of Shares

Shares to be used pursuant to the Plan may be acquired by the Trustee from any source.

3.9	Borrowing

The Trustee has the power, with the agreement of the Company on each occasion (which will not be unreasonably withheld), to borrow funds to acquire Shares for the purposes of the Plan and/or to pay any other expenses properly incurred by the Trustee in administering the Plan.

3.10	Manner of voting by the Trustee

In respect of any Plan Shares held by the Trustee, if the Trustee does not receive in writing a Participant’s directions by any deadline specified by the Trustee for that purpose, the Trustee will abstain from voting in relation to those Plan Shares.

The Trustee will not be entitled to vote on a show of hands on a particular resolution in respect of any Plan Shares unless all directions received from the Participants, who have given directions in respect of that resolution, are identical. The Trustee will not be under any obligation to call for a poll.

3.11	Delegation of powers and duties

Except as otherwise provided by Part 9 of Schedule 2, the Trustee may delegate any of its powers and duties under this Deed or any business including the exercise of any discretion to any person or company, including any Participating Company.

If the Trustee delegates any administrative powers or duties in relation to the Plan, that delegation will not relieve the Trustee of any duty imposed on the Trustee under this Deed.

4.	Plan Shares

4.1	Partnership Shares

If the Company instructs the Trustee to make an Award of Partnership Shares in accordance with the Plan, the Trustee will comply with the Company’s instructions.

4.2	Holding and application of Partnership Share Money

The Trustee will:

4.2.1	accept any Participant’s Partnership Share Money and hold those funds upon trust for the benefit of the Participant, but will not be obliged to deposit those funds in an interest-bearing account;

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4.2.2	deal with each Participant’s Partnership Share Money only in accordance with the Plan;

4.2.3	apply each Participant’s Partnership Share Money in awarding Partnership Shares in accordance with the Plan; and

4.2.4	hold each Participant’s Partnership Shares upon trust for the benefit of the Participant and will deal with those Shares and any rights attaching to those Shares in accordance with the Plan.

The Trustee will keep any Partnership Share Money in an account with a person, firm or building society as set out in paragraph 49(3) of Schedule 2. If the account is an interest-bearing account, the Trustee must account to each Participant for any interest earned on the Participant’s Partnership Share Money.

4.3	Surplus Partnership Share Money

The Trustee may, with the agreement of the Participant, carry forward any surplus Partnership Share Money remaining after the acquisition of Partnership Shares but in any other case must pay the surplus Partnership Share Money to the Participant as soon as practicable.

Any Partnership Share Money held on the Participant’s behalf will be paid over to the Participant as soon as practicable if the Participant ceases Relevant Employment, withdraws from a Partnership Share Agreement or if the Company issues a Plan termination notice.

4.4	Partnership Shares Award Notice

As soon as practicable after the Trustee has awarded any Partnership Shares, the Trustee will give the relevant Participant an Award Notice, including:

4.4.1	the number and description of the Shares;

4.4.2	the amount of Partnership Share Money applied by the Trustee in acquiring the Shares;

4.4.3	the Initial Market Value of the Shares;

4.4.4	if the Shares are subject to a Restriction, details of the Restriction; and

4.4.5	the amount of any surplus Partnership Share Money carried forward.

4.5	Free and Matching Shares

If the Company instructs the Trustee to make an Award of Free Shares or Matching Shares in accordance with the Plan, the Trustee will comply with the Company’s instructions to the extent that the Trust Fund is sufficient to permit such compliance.

4.6	Free or Matching Shares Award Notice

As soon as practicable after the Trustee has awarded any Free Shares or Matching Shares, the Trustee will give each relevant Participant an Award Notice, including:

4.6.1	the number and description of the Shares;

4.6.2	the Initial Market Value of the Shares;

4.6.3	if the Shares are subject to a Restriction, details of the Restriction; and

4.6.4	the Holding Period applicable to the Shares.

E-28	Carnival plc UK Employee Share Purchase Plan

ANNEX E

4.7	Dividend Shares

If the Company or, with the agreement of the Company, a Participant instructs the Trustee to use cash dividends paid in respect of Plan Shares in awarding Dividend Shares, the Trustee will comply with those instructions. The Trustee will be under no obligation to deposit such cash dividends in an interest-bearing account.

4.8	Dividend Shares Award Notice

As soon as practicable after the Trustee has awarded any Dividend Shares, the Trustee will give each relevant Participant an Award Notice, including:

4.8.1	the number and description of the Shares;

4.8.2	the Initial Market Value of the Shares;

4.8.3	if the Shares are subject to a Restriction, details of the Restriction;

4.8.4	the Holding Period applicable to the Shares; and

4.8.5	the amount of any surplus dividend carried forward.

5.	Effect of Holding Period

The Trustee will not dispose of any Free Shares, Matching Shares or Dividend Shares held on behalf of a Participant during the applicable Holding Period, unless the Participant has at that time ceased to be in Relevant Employment or as allowed by paragraphs 37, 77, 79 and 90(5) of Schedule 2.

6.	Cash dividends

6.1	Retained dividends

To the extent that cash dividends have been retained for re-investment in Dividend Shares but are not reinvested because the amount is not sufficient to acquire a Share, the Trustee may carry forward the portion not reinvested to be added to the amount of the next cash dividend to be reinvested. If so retained, the Trustee must hold such amount so as to be separately identifiable. Any amount retained under this clause 6.1 (Retained dividends) will be paid over to the Participant as soon as practicable if, during that period, the Participant ceases Relevant Employment or if the Plan is terminated.

To the extent that a Participant’s cash dividends are not (or no longer required to be) retained for reinvestment in Dividend Shares, such amounts will be paid over to the Participant as soon as reasonably practicable.

6.2	Foreign cash dividends

If, in respect of Plan Shares, the Trustee receives any cash dividend paid by a company not resident in the United Kingdom, the Trustee will give the Participant notice of the amount of any foreign tax already deducted.

6.3	Dividend waiver

Until the Company directs the Trustee otherwise, the Trustee waives its entitlement to dividends on any Unallocated Shares.

7.	Entitlements

7.1	Rights issues

If the Company makes an offer conferring any rights on its members to acquire (for payment) additional shares, securities or rights, the Trustee will allocate such rights in relation to Plan

Carnival plc UK Employee Share Purchase Plan	E-29

ANNEX E

Shares amongst the Participants in direct proportion to the number of Plan Shares held by the Trustee on behalf of each Participant.

7.2	Directions of Participants

The Trustee will not be required to exercise any rights attributable to a Participant’s Plan Shares as mentioned in clause 7.1 (Rights issues) unless:

7.2.1	the Participant has paid the full amount payable (if any) for exercise; or

7.2.2	the Participant has authorised the Trustee to sell sufficient of the rights, nil paid, to pay the full amount to acquire the balance of such rights.

The Trustee will take no action in relation to such rights unless it has received instructions from the Participant at least 5 Business Days before the last day on which such rights may be exercised.

7.3	Other entitlements

Where in respect of Plan Shares, new securities by way of capitalisation are to be allotted, the Trustee will allocate such rights or securities amongst the Participants concerned on a proportionate basis.

The Trustee will use its best endeavours to sell any securities relating to Plan Shares which are not able to be allocated and distribute the net proceeds of sale (after deducting any expenses of sale and any Taxation which may be payable) among the Participants whose allocation was rounded down.

7.4	Treatment of new securities

In any circumstances in which the Trustee receives new securities which are deemed to be Plan Shares, the Trustee will allocate the securities to the Participants by reference to the Award Date(s) of the Plan Shares to which they relate and if any such allocation would give rise to a fraction of a security the Trustee will round such allocation down to the next whole security.

8.	Information and accounting for tax

8.1	Requirement to maintain records

The Trustee will maintain such records as may be necessary to enable it or an employing company to carry out its PAYE obligations, including under sections 510 to 514 of ITEPA.

The Trustee will provide to any Member of the Group and/or other employing company all such information as the Company will reasonably require.

8.2	PAYE accounting

Unless section 511 or 514 of ITEPA applies, the Trustee will ensure that the relevant Participating Companies (and/or other employing companies) receive any amounts deducted from payments made pursuant to the Plan or any Capital Receipt that constitutes employment income in respect of PAYE withholdings in sufficient time for them to account for such amounts to HMRC.

8.3	Duty to notify Participants in relation to tax

The Trustee will inform each Participant of any facts relevant to determining the liability (if any) of that Participant to income tax under ITEPA or Chapter 3 or Chapter 4 of Part 4 of the UK Income Tax (Trading and Other Income) Act 2005 or to NICs by reason of an occurrence of an event.

E-30	Carnival plc UK Employee Share Purchase Plan

ANNEX E

8.4	Power to sell assets to meet tax obligations

If a PAYE obligation is imposed on the Trustee including in accordance with the provisions of sections 510 to 512 of ITEPA:

8.4.1	the Trustee may sell, including to itself, any or all of the Participant’s Plan Shares; or

8.4.2	the Participant may pay to the Trustee a sum equal to the amount required to discharge the PAYE obligation.

8.5	Duty to maintain records concerning other Schedule 2 SIPs

The Trustee will maintain records of Participants who are or have participated in 1 or more other Schedule 2 SIPs established by the Company or a Connected Company.

9.	Voting rights

9.1	Voting

The Trustee will abstain from voting at any general meeting of the Company on any Unallocated Shares, unless the Company directs otherwise, in which case:

9.1.1	the Company cannot direct the manner in which the Trustee exercises its vote; and

9.1.2	the Trustee may, in its absolute discretion, vote (or abstain from voting) in the manner in which it thinks fit.

10.	Power to make regulations

The Trustee may make such regulations as it considers appropriate relating to the administration of the Plan, subject to, and in accordance with, the provisions of the Plan.

11.	Trustee’s indemnity and expenses

11.1	Expenses and indemnity

The Company will pay to or reimburse the Trustee upon demand for all expenses properly incurred by it in the course of the operation of the Plan and will keep the Trustee (and the directors, officers and employees of a corporate trustee), fully indemnified against all actions, claims, expenses, and all other liabilities to which it is (or becomes) liable as Trustee because of any act, event or thing except where such actions, claims, expenses and other liabilities are attributable to fraud, misconduct or negligence by that person (including the directors, officers and employees of a corporate trustee) and in addition the Trustee will have the benefit of all indemnities conferred upon trustees generally by law and by the Trustee Act.

11.2	No requirement to account for profit as banker

Any bank which is banker to any Participating Company may act as Trustee without being required to account for any profit resulting from being a banker of the Participating Company.

11.3	Professional expenses

Any person acting as Trustee in its professional capacity as trustee may charge and be paid for its services as agreed with the Company.

12.	Appointment, removal and retirement of Trustee

12.1	Appoint and remove Trustee

The Company may at any time by deed:

12.1.1	appoint a new Trustee including a corporate Trustee; and

Carnival plc UK Employee Share Purchase Plan	E-31

ANNEX E

12.1.2

remove a Trustee from office (but not so as to reduce the number of trustees of the Trust to below the minimum set out at clause 14 (Number of trustees)) without assigning any reason for such removal and such removal will (in the absence of any other date specified in the deed) take place when such deed is dated.

12.2	Residual rights of appointment and removal

All powers of appointment and removal will be vested in the Trustee in the event that the Company ceases to exist otherwise than in consequence of a Reconstruction or Takeover.

12.3	Retirement of Trustee

A Trustee may retire by giving to the Company notice of its desire to retire and such notice will take effect at the expiry of 3 months (or such other period as may be agreed with the Company) from the date of such notice provided that the retirement will not take effect if it would reduce the number of trustees of the Trust to below the minimum set out at clause 14 (Number of trustees). The Trustee will not be obliged to pay and will not be responsible for any costs arising from such retirement but will execute all documents and do all things as may be necessary to give effect to such retirement.

12.4	Trustee’s actions required

Immediately upon removal or retirement as Trustee, a Trustee will transfer all trust property held by it and deliver all documents in its possession relating to the Plan and/or the Trust to the continuing or new Trustee or otherwise as the Company may direct.

12.5	Trustee Act

The provisions of sections 37 and 39 of the Trustee Act will apply to this Deed as if any references in that statute to a trust corporation were references to any corporation.

13.	Residence of the Trustee

The Trustee will at all times be resident in the UK for UK tax purposes.

14.	Number of trustees

The number of trustees of the Trust will not be less than 2 persons unless a company is appointed as sole Trustee.

15.	Termination

15.1	Perpetuity period

Subject to clause 15.2 (Termination of Plan), the trusts established by this Deed will continue for a period of 125 years commencing on the date of this Deed.

15.2	Termination of Plan

If the Plan is terminated under rule 13 (Changing the Plan and termination), the trusts established by this Deed will be wound up, subject to the Trustee’s compliance with rule 13 (Changing the Plan and termination). After a Plan termination notice has been issued, the Trustee:

15.2.1	will remove the Plan Shares from the Plan as soon as practicable after whichever is the later of:

(i)	the end of the period of 3 months beginning with the date on which the requirements of rules 13.7.1 to 13.7.3 are met in respect of the Plan termination notice; or

E-32	Carnival plc UK Employee Share Purchase Plan

ANNEX E

(ii)	the first date on which the Plan Shares may be removed from the Plan without giving rise to a charge to income tax under sections 501 to 507 of ITEPA on the Participant on whose behalf they are held;

15.2.2	may remove a Participant’s Plan Shares from the Plan at an earlier date with the Participant’s consent; and

15.2.3	will pay any money held on a Participant’s behalf to the Participant as soon as practicable after the Plan termination notice has been issued.

16.	Residual Shares and cash under the Plan

16.1	Assets ceasing to be part of the Trust Fund

If any Unallocated Shares or cash remain in the Trust Fund after Shares have been awarded to Participants in accordance with the Plan on any occasion the Unallocated Shares or cash will, to the extent the Compensation Committee so directs, cease to be part of the Trust Fund.

16.2	Recovery of assets

If the Compensation Committee makes a direction under clause 16.1 (Assets ceasing to be part of the Trust Fund), the Trustee will:

16.2.1	hold the Unallocated Shares on trust and sell them in the market;

16.2.2	hold the cash on trust; and

16.2.3

pay or apply the net proceeds of sale of Unallocated Shares and the cash to or for the benefit of the Company and any Participating Companies (or former Participating Companies) whose employees are Participants, in such proportions (having regard to their respective contributions to the Trust Fund) as the Compensation Committee shall direct.

17.	Counterparts

This Deed may be executed in any number of counterparts, each of which when executed and delivered will constitute a duplicate original, but all the counterparts will together constitute a single deed.

Transmission of an executed counterpart of this Deed by email will take effect as delivery of an executed counterpart of this Deed. If this method of delivery is adopted, each party will provide the other with the original of such counterpart as soon as reasonably practicable, if requested.

This Deed will not take effect until it has been executed and delivered by all parties.

18.	General

18.1	Irrevocability

The trusts declared in this Deed are irrevocable.

18.2	Assignment and other dealing

This Deed is personal to the parties and no party will assign, transfer, charge, subcontract, declare a trust over or deal in any other manner with any of its rights and obligations under this Deed.

18.3	Governing law and jurisdiction

The laws of England and Wales govern the Deed and its construction.

Carnival plc UK Employee Share Purchase Plan	E-33

ANNEX E

The courts of England and Wales have exclusive jurisdiction in respect of disputes arising under or in connection with this Deed.

This document has been executed as a Deed and is delivered and takes effect on the date stated at the beginning of it.

EXECUTED AND DELIVERED AS A DEED on behalf of CARNIVAL PLC acting by:	) ) )
Director

[Director/Company Secretary/Witness]

Witnessed by:

(print full name)

(address)

(occupation)

EXECUTED AND DELIVERED AS A DEED on behalf of [Insert name of Trustee] acting by:	) ) )
Director

[Director/Company Secretary/Witness]

Witnessed by:

(print full name)

(address)

(occupation)

E-34	Carnival plc UK Employee Share Purchase Plan

ATTN: DOREEN FURNARI 3655 N.W. 87TH AVENUE MIAMI, FL 33178-2428

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E91174-P32301	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARNIVAL CORPORATION

The Boards of Directors unanimously recommend that you cast your vote “FOR” Proposals 1-22.	For	Against	Abstain
1. To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐
2. To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐		For	Against	Abstain
3. To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐

14.  To approve the Carnival plc Directors’ Remuneration Policy set out in the Section B of Part II of the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).

					☐	☐	☐
4. To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐

15.  To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Carnival Corporation.

					☐	☐	☐
5. To re-elect Arnold W. Donald as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐
6. To re-elect Richard J. Glasier as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	16. To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc (in accordance with legal requirements applicable to UK companies).	☐	☐	☐
7. To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	17. To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2019 (in accordance with legal requirements applicable to UK companies).	☐	☐	☐
8. To re-elect Sir John Parker as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	18. To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).	☐	☐	☐
9. To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	19. To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).	☐	☐	☐
10. To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐

20.  To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs).

					☐	☐	☐
11. To re-elect Randall J. Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.	☐	☐	☐	21. To approve the Carnival Corporation 2020 Stock Plan.	☐	☐	☐
12. To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).	☐	☐	☐	22. To approve the Carnival plc UK Employee Share Purchase Plan.	☐	☐	☐

13.  To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report) (in accordance with legal requirements applicable to UK Companies).

	☐	☐	☐	23. To transact such other business as may properly come before the meeting.
PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.				Please indicate if you plan to attend this meeting.	☐ Yes	☐ No

(Please sign exactly as name appears above.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

E91175-P32301

CARNIVAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 6, 2020

The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint Micky Arison and Arnaldo Perez, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on April 6, 2020 or any postponement or adjournment of the Annual Meeting.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1-22.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side

CARNIVAL PLC

## Admission Card

**Notice of Availability – important, please read carefully.**

You can now access the 2019 Strategic Report and Financial Statements and Notice of Annual General Meetings at ***www.carnivalplc.com***. You can submit your proxy via the Internet at ***www.sharevote.co.uk***.

If you come to the meeting, please bring this card with you. It is evidence of your right to attend and vote at the meeting and will help you gain admission as quickly as possible. Please also see overleaf.

**Notes**

1. A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend, speak and vote instead of him. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company.
2. A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. To appoint more than one proxy, additional proxy cards may be obtained by contacting the Company's registrars on 0371 384 2665* from within the United Kingdom (or +44 121 415 7107 from elsewhere) or you may photocopy this proxy card. Please indicate in the box next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All proxy cards must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share.
3. To be valid, your signed and dated proxy card must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company's registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing, BN99 6DA as soon as possible and no later than 1:30 p.m. (BST) on April 2, 2020. In the case of a corporation, the proxy card should be executed under its common seal and/or the hand of a duly authorized officer or person.
4. The Abstain box is provided to enable you to abstain on any particular resolution. However, it should be noted that a vote 'Abstain' is not a vote in law and will not be counted in the calculation of the proportion of votes 'For' and 'Against' a resolution but will be counted to establish if a quorum is present.
5. If you would like to submit your proxy vote via the Internet, you can do so by accessing the **www.sharevote.co.uk** website. To do this you will need to use the Voting ID, Task ID and Shareholder Reference Number which are given opposite. Alternatively, CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID RA19).
6. Only those shareholders registered on the register of members of the Company at 6:30 p.m. (BST) on April 2, 2020 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 2, 2020 shall be disregarded in determining the rights of any person to attend or vote at the meeting.
7. In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.
8. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer's agent (ID RA19) by 1:30 p.m. (BST) on April 2, 2020. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer's agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
9. Return of this proxy card will not prevent a registered shareholder from attending the meeting and voting in person.
10. In respect of any resolution for which you have not given specific instructions on how your proxy should vote, your proxy will have discretion to vote on that resolution, in respect of your total holding, as they see fit. Your proxy will also have discretion to vote as they see fit on any other business which may properly come before the meeting, including amendments to resolutions, and at any adjournment of the meeting.

*Lines are open 8:30 a.m. to 5:30 p.m., Monday to Friday.

CARNIVAL PLC

## Annual General Meeting

sharevote .co.uk

+ +

2715-135-S

VOTING ID TASK ID SHAREHOLDER REFERENCE NUMBER

I/We, hereby appoint the Chairman of the meeting, or

as my/our proxy to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Monday, April 6, 2020 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this proxy card.

**Please indicate your vote by marking the appropriate boxes in black ink like this** X

*Please tick here if this proxy appointment is one of multiple appointments being made. ☐

Date

Signature

*For the appointment of more than one proxy, please refer to Note 2.
This card should not be used for any comments, change of address, or other queries. Please send a separate instruction.

+ +